UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT        NOVEMBER 30, 2011

Strategic Allocation: Aggressive Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	45
Statement of Operations	46
Statement of Changes in Net Assets	47
Notes to Financial Statements	48
Financial Highlights	57
Report of Independent Registered Public Accounting Firm	59
Management	60
Approval of Management Agreement	63
Additional Information	68

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

U.S. Stocks Advanced Despite Wide Swings in Market Sentiment

The U.S. stock market weathered significant volatility during the 12 months ended November 30, 2011, to post positive results overall. Stocks rallied throughout the first five months of the period as improving economic data and better-than-expected corporate profits provided a boost to investor confidence.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt weighed on investor confidence. The market declined sharply in the third quarter of 2011, then remained volatile over the last two months of the period as uncertain investors reacted to the latest economic data and developments in Europe.

Large-cap stocks paced the market’s overall advance (see the table below), while growth shares outperformed value-oriented issues across all market capitalizations.

Foreign Stocks Declined

In contrast to the U.S. market, international stocks fell during the 12-month period. Much of the decline stemmed from the expanding European sovereign debt crisis, which sparked concerns about government defaults and a broad global economic slowdown. Although European stocks fell, markets in Japan and the Pacific Rim posted larger declines because of their export-driven economies. For similar reasons, emerging markets suffered double-digit declines for the period.

Broad Gains for U.S. Bonds

The U.S. bond market gained ground for the 12-month period. The bulk of the bond market’s advance occurred during the final six months of the period as weaker economic conditions and concerns about fiscal deficits worldwide boosted demand for bonds. Treasury bonds benefited the most as investors fled riskier assets and shifted into the relative safety of the Treasury market, driving Treasury yields down to historically low levels.

Although Treasury bonds generated the best returns, corporate bonds and mortgage-backed securities also posted solid gains for the 12 months. In particular, corporate bonds benefited from improving economic conditions during the first half of the period and held up over the last six months despite the trend toward risk aversion.

Market Returns
For the 12 months ended November 30, 2011
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	7.38%	Barclays Capital U.S. Aggregate Bond Index	5.52%
Russell Midcap Index	5.39%	Barclays Capital U.S. Corporate High-Yield Bond Index	4.12%
Russell 2000 Index (small-cap)	2.75%	U.S. Money Market
Foreign Stocks		Barclays Capital U.S. 1-3 Month Treasury Bill Index	0.09%
MSCI EAFE Index	-4.12%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	3.32%	1.99%	5.22%	6.79%	2/15/96
S&P 500 Index	—	7.83%	-0.18%	2.91%	6.22%(1)	—
Barclays Capital U.S. Aggregate Bond Index	—	5.52%	6.14%	5.59%	6.25%(1)	—
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.09%	1.45%	1.87%	3.06%(1)	—
Institutional Class	AAAIX	3.46%	2.17%	5.43%	3.42%	8/1/00
A Class(2) No sales charge* With sales charge*	ACVAX	2.94% -3.04%	1.74% 0.53%	4.96% 4.35%	6.31% 5.89%	10/2/96
B Class No sales charge* With sales charge*	ALLBX	2.21% -1.79%	0.95% 0.76%	— —	4.37% 4.37%	9/30/04
C Class	ASTAX	2.07%	0.96%	4.18%	4.14%	11/27/01
R Class	AAARX	2.78%	1.45%	—	4.09%	3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.21%	1.01%	1.46%	2.21%	2.21%	1.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, Irina Torelli, and Scott Wilson

Performance Summary

Strategic Allocation: Aggressive returned 3.32%* for the fiscal year ended November 30, 2011. The fund’s return reflected positive performance for most of the asset classes represented in the portfolio, including U.S. stocks, U.S. bonds, and cash-equivalent investments. The only exception was foreign stocks, which declined for the 12-month period.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. When the 12-month period began, the fund had a modest underweight position in stocks and a corresponding overweight position in bonds relative to its neutral asset mix. This defensive tactical allocation had been in place for several years, reflecting the uncertain economic environment that has prevailed since the credit crisis in 2008.

Shortly after the period began, however, we shifted the fund’s tactical allocation back to a neutral position by eliminating the underweight position in stocks and overweight position in bonds. The primary reason behind this change was equity market valuations, which had become increasingly attractive, especially compared to other asset classes.

Stock Portion Advanced

The equity portion of Strategic Allocation: Aggressive generated solid gains for the reporting period. Mirroring the broad stock market, the fund’s large-cap stocks outperformed, while its mid- and small-cap equity holdings posted more modest returns. The top-performing segment, however, was the fund’s strategic weighting in real estate investment trusts (REITs), which produced double-digit gains for the 12-month period thanks to strong demand for the relatively high dividend yields in the REITs sector.

For much of the reporting period, we maintained a tactical overweight in large- and mid-cap growth stocks, along with a corresponding underweight in large- and mid-cap value issues. This positioning paid off as growth stocks consistently outperformed value shares over the 12 months. Late in the period, however, we gradually removed the growth overweight and value underweight, shifting back to neutral weightings throughout the fund’s equity holdings.

Stock selection among value stocks contributed favorably to fund performance, while stock choices among the fund’s growth-oriented holdings, particularly in the mid-cap segment, detracted from performance. Among the fund’s foreign

*All fund returns referenced in this commentary are for Investor Class shares.

7

equities, stock selection in developed markets proved valuable, particularly in larger European markets such as France, Germany, and Sweden. In contrast, the fund’s holdings in emerging markets underperformed.

Bond Component Also Gained Ground

Strategic Allocation: Aggressive’s bond holdings posted positive results during the 12-month period. An overweight position in corporate bonds added value during the first half of the period, when corporate securities were the best performers in the bond market. We reduced the fund’s corporate bond holdings halfway through the period while increasing the fund’s position in residential mortgage-backed securities. This shift contributed positively to performance as mortgage-backed securities outperformed corporate bonds over the last six months.

On the downside, an underweight position in Treasury securities detracted from results, particularly in the last half of the period. In addition, a modest position in commercial mortgage-backed securities weighed on performance as these securities underperformed relative to the benchmark during the reporting period.

For much of the period, the bond component was positioned for a flatter yield curve (a narrower gap between long- and short-term Treasury yields). Although this positioning detracted early in the period, it added value over the last six months as the yield curve flattened considerably during the Treasury market rally. As a result, we eliminated this yield curve positioning from the portfolio in September.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) contributed favorably to performance. TIPS posted double-digit gains as the U.S. inflation rate (as measured by the consumer price index) increased to 3.5% for the 12-month period, up from 1.2% for the prior 12 months.

Outlook

Our tactical asset allocation decisions are based in part on a disciplined quantitative process that provides insight into the relative attractiveness of various asset classes. We enlist similar processes to aid in the decision to take size, sector, and style tilts within these asset classes. Based on this framework, we currently find stocks attractive relative to bonds and cash-equivalents. The primary driver is market valuation—equities continue to appear undervalued compared with any alternative, even after adjusting for risk.

Having said that, the fact that we view stocks as undervalued doesn’t necessarily make them attractive for immediate purchase. After all, an undervalued equity market can always get even more undervalued. Currently, the economic landscape is a major concern and undermines the short-term allure of stocks, as do investor sentiment and market momentum.

Our conclusion—although stocks appear to be significantly undervalued in the near term, economic and other forces affecting the financial markets mitigate that view to a large extent. Consequently, the fund remains neutrally positioned across all asset classes as we move into 2012.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Equity Holdings	% of net assets
Exxon Mobil Corp.	1.5%
Apple, Inc.	1.2%
Chevron Corp.	0.8%
International Business Machines Corp.	0.6%
Microsoft Corp.	0.6%
Google, Inc., Class A	0.6%
Pfizer, Inc.	0.6%
AT&T, Inc.	0.6%
Johnson & Johnson	0.6%
Philip Morris International, Inc.	0.6%

Geographic Composition of Equity Holdings	% of net assets
United States	57.0%
United Kingdom	3.0%
Japan	1.7%
Switzerland	1.5%
Other Countries	15.3%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.0 years
Average Duration (effective)	4.8 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	56.8%
Foreign Common Stocks	21.5%
Corporate Bonds	8.0%
U.S. Treasury Securities	5.7%
U.S. Government Agency Mortgage-Backed Securities	3.4%
U.S. Government Agency Securities	0.7%
Commercial Mortgage-Backed Securities	0.7%
Municipal Securities	0.5%
Collateralized Mortgage Obligations	0.5%
Commercial Paper	0.3%
Sovereign Governments and Agencies	0.2%
Exchange-Traded Funds	0.2%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	1.4%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period* 6/1/11 – 11/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$924.40	$5.79	1.20%
Institutional Class	$1,000	$924.20	$4.82	1.00%
A Class	$1,000	$922.20	$6.99	1.45%
B Class	$1,000	$918.20	$10.58	2.20%
C Class	$1,000	$918.00	$10.58	2.20%
R Class	$1,000	$922.20	$8.19	1.70%
Hypothetical
Investor Class	$1,000	$1,019.05	$6.07	1.20%
Institutional Class	$1,000	$1,020.05	$5.06	1.00%
A Class	$1,000	$1,017.80	$7.33	1.45%
B Class	$1,000	$1,014.04	$11.11	2.20%
C Class	$1,000	$1,014.04	$11.11	2.20%
R Class	$1,000	$1,016.55	$8.59	1.70%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares/ Principal Amount	Value
Common Stocks — 78.3%
AEROSPACE AND DEFENSE — 2.2%
AAR Corp.	1,165	$21,273
Alliant Techsystems, Inc.	884	52,015
American Science & Engineering, Inc.	1,188	86,973
Astronics Corp.(1)	703	25,069
BE Aerospace, Inc.(1)	63,100	2,457,745
Ceradyne, Inc.(1)	421	12,521
Curtiss-Wright Corp.	2,032	66,954
European Aeronautic Defence and Space Co. NV	38,180	1,145,032
Exelis Inc.	26,090	233,245
General Dynamics Corp.	19,816	1,309,045
Hexcel Corp.(1)	17,836	444,473
Honeywell International, Inc.	43,297	2,344,533
Huntington Ingalls Industries, Inc.(1)	4,178	132,652
Lockheed Martin Corp.	2,960	231,324
Moog, Inc., Class A(1)	638	26,681
National Presto Industries, Inc.	557	52,620
Northrop Grumman Corp.	24,728	1,411,227
Orbital Sciences Corp.(1)	1,084	16,097
Precision Castparts Corp.	7,592	1,250,782
Raytheon Co.	11,720	534,080
Safran SA	27,610	818,320
Teledyne Technologies, Inc.(1)	380	21,538
Textron, Inc.	23,316	453,030
TransDigm Group, Inc.(1)	29,200	2,815,464
Triumph Group, Inc.	3,935	234,093
United Technologies Corp.	58,202	4,458,273
Zodiac Aerospace	12,620	1,035,023
		21,690,082
AIR FREIGHT AND LOGISTICS — 0.5%
Forward Air Corp.	821	26,354
Hyundai Glovis Co. Ltd.	5,562	1,112,019
United Parcel Service, Inc., Class B	52,580	3,772,615
		4,910,988
AIRLINES — 0.1%
Alaska Air Group, Inc.(1)	575	39,916
Allegiant Travel Co.(1)	683	35,571
Southwest Airlines Co.	100,345	840,891
		916,378
AUTO COMPONENTS — 0.7%
American Axle & Manufacturing Holdings, Inc.(1)	16,484	144,565
Autoliv, Inc.	16,144	860,152
BorgWarner, Inc.(1)	50,065	3,300,285
Cooper Tire & Rubber Co.	2,767	37,078
Dana Holding Corp.(1)	2,649	33,006
Mando Corp.	3,920	713,416
Pirelli & C SpA	108,730	1,023,536
Standard Motor Products, Inc.	473	9,238
Tenneco, Inc.(1)	1,365	39,530
TRW Automotive Holdings Corp.(1)	21,071	688,179
		6,848,985
AUTOMOBILES — 1.0%
Bayerische Motoren Werke AG	10,480	788,932
Brilliance China Automotive Holdings Ltd.(1)	534,000	626,295
Daihatsu Motor Co. Ltd.	83,000	1,458,806
Ford Motor Co.(1)	188,845	2,001,757
Harley-Davidson, Inc.	24,807	912,153
Hyundai Motor Co.	7,795	1,511,030
Kia Motors Corp.	17,117	1,085,962
PT Astra International Tbk	106,500	856,222
Tata Motors Ltd.	145,703	500,524
		9,741,681
BEVERAGES — 1.6%
Anheuser-Busch InBev NV	18,169	1,086,904
Boston Beer Co., Inc., Class A(1)	2,094	209,212
Cia de Bebidas das Americas Preference Shares ADR	42,608	1,464,863
Coca-Cola Co. (The)	62,986	4,234,549
Coca-Cola Enterprises, Inc.	41,535	1,084,894
Constellation Brands, Inc., Class A(1)	52,201	1,016,353
Dr Pepper Snapple Group, Inc.	44,873	1,639,211
Fomento Economico Mexicano SAB de CV ADR	11,206	764,361
Hansen Natural Corp.(1)	3,935	362,807
PepsiCo, Inc.	56,357	3,606,848
Pernod-Ricard SA	7,776	732,407
Primo Water Corp.(1)	6,993	21,469
		16,223,878

12

Shares/ Principal Amount	Value
BIOTECHNOLOGY — 1.2%
Acorda Therapeutics, Inc.(1)	976	$22,594
Alexion Pharmaceuticals, Inc.(1)	46,445	3,188,914
Alkermes plc(1)	2,251	34,418
Amgen, Inc.	59,389	3,439,217
ARIAD Pharmaceuticals, Inc.(1)	3,248	39,268
Biogen Idec, Inc.(1)	6,070	697,747
Cepheid, Inc.(1)	21,920	751,856
Cubist Pharmaceuticals, Inc.(1)	1,432	55,232
Exelixis, Inc.(1)	3,200	14,752
Gilead Sciences, Inc.(1)	34,753	1,384,907
Grifols SA(1)	43,533	703,544
Halozyme Therapeutics, Inc.(1)	2,061	19,538
ImmunoGen, Inc.(1)	1,322	16,062
Incyte Corp. Ltd.(1)	2,163	29,785
InterMune, Inc.(1)	613	11,132
Ironwood Pharmaceuticals, Inc.(1)	1,287	15,534
Isis Pharmaceuticals, Inc.(1)	2,448	18,164
Medivation, Inc.(1)	6,420	294,999
Momenta Pharmaceuticals, Inc.(1)	1,151	17,311
NPS Pharmaceuticals, Inc.(1)	2,184	12,405
Onyx Pharmaceuticals, Inc.(1)	1,514	66,768
PDL BioPharma, Inc.	2,941	18,822
Seattle Genetics, Inc.(1)	2,373	39,463
Theravance, Inc.(1)	1,380	32,209
United Therapeutics Corp.(1)	23,603	965,599
		11,890,240
BUILDING PRODUCTS†
Apogee Enterprises, Inc.	3,363	35,648
Nortek, Inc.(1)	150	3,300
Simpson Manufacturing Co., Inc.	509	16,848
		55,796
CAPITAL MARKETS — 1.1%
Affiliated Managers Group, Inc.(1)	14,829	1,402,379
American Capital Ltd.(1)	116,300	810,611
Ameriprise Financial, Inc.	15,830	726,755
Apollo Investment Corp.	2,487	17,931
Ares Capital Corp.	1,426	22,189
Artio Global Investors, Inc.	2,521	14,773
Bank of New York Mellon Corp. (The)	61,398	1,194,805
BGC Partners, Inc., Class A	1,482	9,366
BlackRock Kelso Capital Corp.	1,425	12,398
BlackRock, Inc.	8,457	1,454,942
Fifth Street Finance Corp.	1,500	14,670
Franklin Resources, Inc.	2,304	232,289
Goldman Sachs Group, Inc. (The)	8,760	839,734
Hercules Technology Growth Capital, Inc.	2,223	20,985
HFF, Inc., Class A(1)	3,750	42,075
Janus Capital Group, Inc.	51,588	340,481
KKR & Co. LP	76,100	976,363
Knight Capital Group, Inc., Class A(1)	1,307	16,507
Legg Mason, Inc.	7,029	186,479
MCG Capital Corp.	2,216	9,795
Morgan Stanley	19,900	294,321
Northern Trust Corp.	29,519	1,110,800
PennantPark Investment Corp.	3,392	35,955
Prospect Capital Corp.	1,711	15,878
State Street Corp.	3,992	158,283
T. Rowe Price Group, Inc.	6,200	351,912
Triangle Capital Corp.	3,950	71,535
UBS AG(1)	51,560	633,795
Waddell & Reed Financial, Inc.	1,991	54,115
WisdomTree Investments, Inc.(1)	5,596	34,863
		11,106,984
CHEMICALS — 2.0%
A. Schulman, Inc.	415	8,578
Air Liquide SA	7,511	953,330
Airgas, Inc.	12,100	931,095
Albemarle Corp.	23,700	1,292,361
Balchem Corp.	694	28,801
BASF SE	11,760	854,768
CF Industries Holdings, Inc.	7,385	1,032,423
China BlueChemical Ltd. H Shares	700,000	564,100
Christian Hansen Holding A/S	27,356	579,323
Cytec Industries, Inc.	338	15,940
E.I. du Pont de Nemours & Co.	44,721	2,134,086
Ferro Corp.(1)	1,324	7,692
Flotek Industries, Inc.(1)	4,945	45,049
Georgia Gulf Corp.(1)	877	16,847
H.B. Fuller Co.	2,859	65,929
Hawkins, Inc.	508	20,071
Innophos Holdings, Inc.	649	31,963

13

Shares/ Principal Amount	Value
Intrepid Potash, Inc.(1)	420	$9,727
Kraton Performance Polymers, Inc.(1)	822	17,278
LG Chem Ltd.	1,941	576,335
Mexichem SAB de CV	134,133	469,218
Minerals Technologies, Inc.	5,449	316,042
Monsanto Co.	39,465	2,898,704
NewMarket Corp.	291	57,586
Olin Corp.	11,778	223,782
OM Group, Inc.(1)	951	21,635
Potash Corp. of Saskatchewan, Inc.	19,370	844,346
PPG Industries, Inc.	13,738	1,205,510
Rockwood Holdings, Inc.(1)	44,674	1,990,674
Sensient Technologies Corp.	333	12,577
Syngenta AG(1)	5,430	1,601,577
Umicore SA	15,660	674,440
W.R. Grace & Co.(1)	490	20,418
		19,522,205
COMMERCIAL BANKS — 3.4%
Agricultural Bank of China Ltd. H Shares	607,000	260,945
American National Bankshares, Inc.	1,283	23,800
Banco Bilbao Vizcaya Argentaria SA	104,323	885,477
Banco do Brasil SA	50,700	678,486
Banco Latinoamericano de Comercio Exterior SA E Shares	2,196	35,927
Bank of Nova Scotia	14,630	739,425
BOK Financial Corp.	804	44,099
Boston Private Financial Holdings, Inc.	4,527	35,175
Bryn Mawr Bank Corp.	801	14,827
Cardinal Financial Corp.	1,691	18,077
Cathay General Bancorp.	2,977	41,291
CIMB Group Holdings Bhd	187,700	432,371
City National Corp.	4,351	184,569
Comerica, Inc.	24,219	610,803
Commerce Bancshares, Inc.	13,856	515,851
Commonwealth Bank of Australia	23,956	1,201,534
Community Bank System, Inc.	695	18,362
Credicorp Ltd.	9,317	1,012,013
Cullen/Frost Bankers, Inc.	4,849	245,214
CVB Financial Corp.	1,710	16,809
DBS Group Holdings Ltd.	69,000	686,981
East West Bancorp., Inc.	34,898	682,954
F.N.B. Corp.	2,021	21,544
First Financial Bancorp	965	15,324
First Horizon National Corp.	14,526	111,850
First Interstate Bancsystem, Inc.	1,455	17,140
FirstMerit Corp.	4,474	65,365
Fulton Financial Corp.	9,164	85,775
HDFC Bank Ltd.	86,391	742,698
HDFC Bank Ltd. ADR	14,380	397,751
Heritage Financial Corp.	2,496	30,801
Home Bancshares, Inc.	2,413	59,987
HSBC Holdings plc	98,559	777,301
IBERIABANK Corp.	330	16,441
ICICI Bank Ltd.	12,664	177,461
Industrial & Commercial Bank of China Ltd. H Shares	2,279,660	1,351,962
Itau Unibanco Holding SA Preference Shares	70,400	1,241,883
Kasikornbank PCL NVDR	384,400	1,478,965
Lakeland Financial Corp.	1,360	33,347
Lloyds Banking Group plc(1)	1,149,040	451,991
Mitsubishi UFJ Financial Group, Inc.	181,600	788,953
National Bankshares, Inc.	868	23,740
Old National Bancorp.	1,823	20,454
Pacific Continental Corp.	2,246	21,270
Park Sterling Corp.(1)	5,678	22,087
Pinnacle Financial Partners, Inc.(1)	1,433	21,481
PNC Financial Services Group, Inc.	20,380	1,104,800
Powszechna Kasa Oszczednosci Bank Polski SA	91,004	914,452
PT Bank Mandiri (Persero) Tbk	1,540,819	1,128,386
PT Bank Rakyat Indonesia (Persero) Tbk	1,059,000	784,084
Sandy Spring Bancorp, Inc.	498	8,620
Sberbank of Russia	958,009	2,768,125
Signature Bank(1)	1,110	64,857
Standard Chartered plc	47,752	1,042,620
SunTrust Banks, Inc.	10,791	195,641
Swedbank AB A Shares	44,800	599,754
TCF Financial Corp.	3,082	31,005
Texas Capital Bancshares, Inc.(1)	1,825	52,669
Trico Bancshares	1,783	26,335
Trustmark Corp.	1,220	27,279
Turkiye Garanti Bankasi AS	333,876	1,145,733

14

Shares/ Principal Amount	Value
U.S. Bancorp.	74,696	$1,936,120
Umpqua Holdings Corp.	2,178	27,225
United Bankshares, Inc.	695	18,570
Washington Banking Co.	1,294	14,583
Webster Financial Corp.	718	14,145
Wells Fargo & Co.	203,503	5,262,588
Westamerica Bancorp.	4,974	228,356
Wintrust Financial Corp.	643	17,869
Zions BanCorp.	2,598	41,802
		33,816,179
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Aggreko plc	20,374	607,201
AT Cross Co. Class A(1)	964	10,556
Avery Dennison Corp.	10,870	284,903
Brink’s Co. (The)	2,327	57,291
Cintas Corp.	6,000	182,400
Clean Harbors, Inc.(1)	14,200	851,574
Deluxe Corp.	2,738	62,590
G&K Services, Inc., Class A	1,931	57,737
Metalico, Inc.(1)	6,619	23,365
Republic Services, Inc.	52,456	1,439,917
Stericycle, Inc.(1)	15,800	1,280,116
SYKES Enterprises, Inc.(1)	2,479	40,383
Team, Inc.(1)	1,563	42,764
US Ecology, Inc.	2,476	45,657
Waste Management, Inc.	7,596	237,755
		5,224,209
COMMUNICATIONS EQUIPMENT — 1.2%
Acme Packet, Inc.(1)	998	33,363
Aruba Networks, Inc.(1)	40,132	846,785
Bel Fuse, Inc., Class B	1,915	35,006
Blue Coat Systems, Inc.(1)	544	9,792
Cisco Systems, Inc.	244,961	4,566,073
Comba Telecom Systems Holdings Ltd.	322,228	293,155
Emulex Corp.(1)	27,304	215,702
F5 Networks, Inc.(1)	7,516	849,533
Harris Corp.	4,700	167,320
InterDigital, Inc.	661	29,058
Motorola Solutions, Inc.	11,957	558,033
Netgear, Inc.(1)	2,067	78,525
Oplink Communications, Inc.(1)	1,008	16,642
Plantronics, Inc.	718	24,742
Polycom, Inc.(1)	20,772	351,047
Procera Networks, Inc.(1)	3,106	49,976
QUALCOMM, Inc.	39,567	2,168,272
Sycamore Networks, Inc.	2,559	50,668
Telefonaktiebolaget LM Ericsson B Shares	62,680	667,059
Tellabs, Inc.	5,841	23,189
Tessco Technologies, Inc.	848	11,838
ZTE Corp. H Shares	220,160	671,726
		11,717,504
COMPUTERS AND PERIPHERALS — 2.0%
Apple, Inc.(1)	30,785	11,766,027
Catcher Technology Co. Ltd.	154,595	754,922
Dell, Inc.(1)	79,246	1,248,917
EMC Corp.(1)	77,557	1,784,586
Hewlett-Packard Co.	46,550	1,301,072
Lexmark International, Inc., Class A	33,134	1,108,664
NetApp, Inc.(1)	18,159	668,796
QLogic Corp.(1)	4,522	67,468
Synaptics, Inc.(1)	819	26,585
Western Digital Corp.(1)	27,370	795,646
		19,522,683
CONSTRUCTION AND ENGINEERING — 0.3%
Chicago Bridge & Iron Co. NV New York Shares	12,083	499,632
Comfort Systems USA, Inc.	1,228	12,808
Dycom Industries, Inc.(1)	2,038	40,862
EMCOR Group, Inc.	1,353	34,678
Fluor Corp.	19,700	1,079,954
Granite Construction, Inc.	4,927	122,682
JGC Corp.	28,000	703,370
Larsen & Toubro Ltd.	40	995
Pike Electric Corp.(1)	3,874	26,343
URS Corp.(1)	4,633	167,437
		2,688,761
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	1,752	137,112
PT Semen Gresik (Persero) Tbk	631,000	663,129
Siam Cement PCL NVDR	28,700	297,268
		1,097,509
CONSUMER FINANCE — 0.7%
American Express Co.	55,377	2,660,311
Capital One Financial Corp.	18,864	842,466
Cash America International, Inc.	15,231	757,133
Discover Financial Services	74,400	1,772,208
EZCORP, Inc., Class A(1)	1,700	49,453

15

Shares/ Principal Amount	Value
First Cash Financial Services, Inc.(1)	18,200	$660,660
World Acceptance Corp.(1)	1,363	93,529
		6,835,760
CONTAINERS AND PACKAGING — 0.3%
Bemis Co., Inc.	26,410	778,831
Crown Holdings, Inc.(1)	40,200	1,298,862
Rock-Tenn Co., Class A	14,200	827,150
Sonoco Products Co.	504	16,370
		2,921,213
DISTRIBUTORS†
Core-Mark Holding Co., Inc.	450	17,352
Li & Fung Ltd.	128,000	261,431
		278,783
DIVERSIFIED CONSUMER SERVICES — 0.2%
Apollo Group, Inc., Class A(1)	11,858	574,876
Career Education Corp.(1)	200	1,412
ITT Educational Services, Inc.(1)	14,787	812,694
Sotheby’s	2,457	77,174
Steiner Leisure, Ltd.(1)	1,632	76,704
Weight Watchers International, Inc.	9,400	552,438
		2,095,298
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Bank of America Corp.	199,918	1,087,554
Citigroup, Inc.	54,084	1,486,228
CME Group, Inc.	801	199,673
Compass Diversified Holdings	1,890	24,230
JPMorgan Chase & Co.	102,259	3,166,961
MarketAxess Holdings, Inc.	3,257	94,258
ORIX Corp.	15,470	1,302,420
		7,361,324
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.4%
AT&T, Inc.	197,402	5,720,710
Atlantic Tele-Network, Inc.	543	22,480
CenturyLink, Inc.	41,223	1,546,687
China Unicom Ltd. ADR	65,083	1,403,840
China Unicom Ltd.	404,000	870,139
Premiere Global Services, Inc.(1)	5,377	44,468
tw telecom, inc.(1)	11,300	212,327
Verizon Communications, Inc.	98,878	3,730,667
Windstream Corp.	51,311	603,417
		14,154,735
ELECTRIC UTILITIES — 0.8%
American Electric Power Co., Inc.	36,743	1,457,962
Cleco Corp.	1,207	43,621
El Paso Electric Co.	880	30,378
Empire District Electric Co. (The)	24,646	518,798
Entergy Corp.	17,427	1,226,164
Exelon Corp.	14,910	660,662
Great Plains Energy, Inc.	31,306	658,678
IDACORP, Inc.	6,366	260,942
MGE Energy, Inc.	417	18,657
Northeast Utilities	10,935	378,460
NV Energy, Inc.	42,144	646,489
Pinnacle West Capital Corp.	10,290	487,849
Portland General Electric Co.	11,722	293,636
PPL Corp.	22,960	689,259
Unitil Corp.	1,002	27,786
Westar Energy, Inc.	26,067	719,971
		8,119,312
ELECTRICAL EQUIPMENT — 0.6%
ABB Ltd.(1)	16,880	319,890
Brady Corp., Class A	8,732	261,436
Emerson Electric Co.	12,381	646,907
Encore Wire Corp.	2,956	76,620
Franklin Electric Co., Inc.	802	37,750
Hubbell, Inc., Class B	5,891	385,389
II-VI, Inc.(1)	1,305	25,539
LSI Industries, Inc.	2,379	15,440
Polypore International, Inc.(1)	32,373	1,587,896
Rockwell Automation, Inc.	14,578	1,093,787
Schneider Electric SA	5,874	333,216
Thomas & Betts Corp.(1)	13,070	679,771
		5,463,641
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.9%
Benchmark Electronics, Inc.(1)	1,889	26,087
Cognex Corp.	3,344	119,281
Coherent, Inc.(1)	436	22,149
E Ink Holdings, Inc.	164,000	302,755
Electro Scientific Industries, Inc.(1)	789	10,391
FARO Technologies, Inc.(1)	772	37,403
Hon Hai Precision Industry Co. Ltd.	714,109	1,938,462
Jabil Circuit, Inc.	88,632	1,796,571
KEMET Corp.(1)	3,986	33,004
Littelfuse, Inc.	2,995	139,986
Methode Electronics, Inc.	2,540	22,555

16

Shares/ Principal Amount	Value
Molex, Inc.	1,440	$35,914
Molex, Inc., Class A	14,682	307,441
Murata Manufacturing Co. Ltd.	18,100	1,071,966
OSI Systems, Inc.(1)	802	38,344
Park Electrochemical Corp.	1,767	48,487
Plexus Corp.(1)	2,836	76,997
Rogers Corp.(1)	580	23,026
TE Connectivity Ltd.	2,524	80,036
Tech Data Corp.(1)	729	35,889
TPK Holding Co. Ltd.(1)	14,400	196,793
Trimble Navigation Ltd.(1)	33,752	1,454,036
Vishay Intertechnology, Inc.(1)	65,373	646,539
		8,464,112
ENERGY EQUIPMENT AND SERVICES — 2.6%
Atwood Oceanics, Inc.(1)	24,500	1,004,500
Basic Energy Services, Inc.(1)	5,743	108,198
Bristow Group, Inc.	713	32,841
Cal Dive International, Inc.(1)	5,769	13,615
China Oilfield Services Ltd. H Shares	224,000	347,742
Complete Production Services, Inc.(1)	3,094	107,888
Core Laboratories NV	15,136	1,756,533
Diamond Offshore Drilling, Inc.	4,843	291,306
Halliburton Co.	7,673	282,366
Helix Energy Solutions Group, Inc.(1)	56,979	1,010,807
Hornbeck Offshore Services, Inc.(1)	10,215	344,654
Key Energy Services, Inc.(1)	563	8,501
Mitcham Industries, Inc.(1)	3,713	54,358
National Oilwell Varco, Inc.	70,626	5,063,884
Newpark Resources, Inc.(1)	5,433	48,680
Oceaneering International, Inc.	42,692	2,030,432
Oil States International, Inc.(1)	14,000	1,053,500
Petrofac Ltd.	46,427	1,061,313
Pioneer Drilling Co.(1)	12,295	134,999
Saipem SpA	49,042	2,193,472
SandRidge Permian Trust	1,164	22,244
Schlumberger Ltd.	60,673	4,570,497
SEACOR Holdings, Inc.	6,571	570,166
Seadrill Ltd.	41,430	1,447,700
Technip SA	13,520	1,292,165
Tetra Technologies, Inc.(1)	6,805	62,470
Transocean Ltd.	7,420	317,947
Unit Corp.(1)	647	32,751
		25,265,529
FOOD AND STAPLES RETAILING — 1.9%
Andersons, Inc. (The)	2,662	117,900
BIM Birlesik Magazalar AS	22,004	624,544
Casey’s General Stores, Inc.	450	24,021
Costco Wholesale Corp.	18,754	1,599,716
CP ALL PCL	354,900	580,206
CVS Caremark Corp.	43,893	1,704,804
Jeronimo Martins SGPS SA	84,030	1,533,982
Kroger Co. (The)	17,720	410,750
Lawson, Inc.	10,700	634,429
Magnit OJSC GDR	24,340	540,895
PriceSmart, Inc.	924	62,693
Ruddick Corp.	283	11,277
SUPERVALU, Inc.	5,274	38,764
SYSCO Corp.	32,126	916,876
Village Super Market, Inc., Class A	960	29,453
Wal-Mart de Mexico SAB de CV	303,398	816,582
Wal-Mart Stores, Inc.	20,134	1,185,893
Walgreen Co.	28,629	965,370
Weis Markets, Inc.	1,397	55,768
Wesfarmers Ltd.	28,264	908,457
Whole Foods Market, Inc.	59,908	4,079,735
Winn-Dixie Stores, Inc.(1)	10,113	55,925
WM Morrison Supermarkets plc	294,910	1,493,932
X5 Retail Group NV GDR(1)	11,770	311,478
		18,703,450
FOOD PRODUCTS — 1.6%
Campbell Soup Co.	3,305	107,743
ConAgra Foods, Inc.	33,354	842,522
Danone SA	17,092	1,130,550
Dole Food Co., Inc.(1)	1,782	15,058
General Mills, Inc.	5,592	223,400
H.J. Heinz Co.	17,073	898,893
Hershey Co. (The)	35,471	2,045,967
J&J Snack Foods Corp.	692	35,901
J.M. Smucker Co. (The)	9,900	752,202
Kellogg Co.	23,385	1,149,607
Kraft Foods, Inc., Class A	15,130	546,950
Mead Johnson Nutrition Co.	34,133	2,572,263
Nestle SA	41,050	2,301,756
PT Charoen Pokphand Indonesia Tbk	1,659,500	436,721

17

Shares/ Principal Amount	Value
PT Indofood CBP Sukses Makmur Tbk	570,000	$330,504
Ralcorp Holdings, Inc.(1)	11,122	904,441
Snyders-Lance, Inc.	1,357	28,673
Tyson Foods, Inc., Class A	39,962	804,835
Unilever plc	35,430	1,190,373
		16,318,359
GAS UTILITIES — 0.2%
AGL Resources, Inc.	6,891	284,116
Atmos Energy Corp.	1,064	36,399
Chesapeake Utilities Corp.	516	22,183
Laclede Group, Inc. (The)	390	15,651
Oneok, Inc.	18,200	1,513,512
WGL Holdings, Inc.	1,085	46,514
		1,918,375
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.3%
Abaxis, Inc.(1)	567	15,689
Align Technology, Inc.(1)	1,505	36,873
Arthrocare Corp.(1)	659	19,645
Baxter International, Inc.	1,943	100,375
Becton, Dickinson and Co.	4,600	339,388
Boston Scientific Corp.(1)	62,051	366,101
CareFusion Corp.(1)	25,112	622,275
Cie Generale d’Optique Essilor International SA	8,540	610,567
Cooper Cos., Inc. (The)	5,300	324,678
Covidien plc	27,324	1,244,608
Cutera, Inc.(1)	2,430	19,027
Cyberonics, Inc.(1)	707	21,443
DENTSPLY International, Inc.	15,238	550,244
DexCom, Inc.(1)	1,711	13,722
Edwards Lifesciences Corp.(1)	8,442	557,425
Haemonetics Corp.(1)	623	36,900
HeartWare International, Inc.(1)	299	20,631
Hill-Rom Holdings, Inc.	11,795	372,722
Hologic, Inc.(1)	9,828	173,071
ICU Medical, Inc.(1)	771	33,932
IDEXX Laboratories, Inc.(1)	5,278	396,853
Insulet Corp.(1)	1,131	21,014
Integra LifeSciences Holdings Corp.(1)	512	16,451
Intuitive Surgical, Inc.(1)	1,541	669,118
MAKO Surgical Corp.(1)	36,068	1,038,758
Masimo Corp.	1,311	27,085
Medtronic, Inc.	38,341	1,396,763
Meridian Bioscience, Inc.	1,036	19,819
Mettler-Toledo International, Inc.(1)	7,300	1,166,540
Neogen Corp.(1)	571	20,116
NuVasive, Inc.(1)	1,028	14,186
NxStage Medical, Inc.(1)	1,090	21,342
Orthofix International NV(1)	454	15,559
St. Jude Medical, Inc.	3,874	148,917
STERIS Corp.	1,433	43,090
Utah Medical Products, Inc.	840	23,050
Volcano Corp.(1)	1,254	30,936
West Pharmaceutical Services, Inc.	470	18,109
Young Innovations, Inc.	3,726	108,054
Zimmer Holdings, Inc.(1)	33,931	1,715,212
Zoll Medical Corp.(1)	520	23,936
		12,414,224
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
Accretive Health, Inc.(1)	946	21,834
Aetna, Inc.	12,100	506,022
Air Methods Corp.(1)	284	22,925
Amsurg Corp.(1)	790	20,603
Assisted Living Concepts, Inc., Class A	754	10,360
Bio-Reference Labs, Inc.(1)	664	8,234
Catalyst Health Solutions, Inc.(1)	13,700	712,674
Centene Corp.(1)	1,309	50,671
Chemed Corp.	507	27,206
CIGNA Corp.	6,218	275,022
Express Scripts, Inc.(1)	38,648	1,764,281
Fresenius Medical Care AG & Co. KGaA	16,680	1,139,885
HealthSouth Corp.(1)	2,158	37,290
Healthspring, Inc.(1)	416	22,722
HMS Holdings Corp.(1)	2,066	62,662
Humana, Inc.	17,565	1,557,664
IPC The Hospitalist Co., Inc.(1)	410	18,901
Landauer, Inc.	231	11,719
LifePoint Hospitals, Inc.(1)	17,243	676,443
Lincare Holdings, Inc.	2,007	47,566
Magellan Health Services, Inc.(1)	590	29,889
McKesson Corp.	6,021	489,568
MWI Veterinary Supply, Inc.(1)	304	21,009
National Healthcare Corp.	723	30,113
Owens & Minor, Inc.	2,953	90,952
Patterson Cos., Inc.	15,270	460,696

18

Shares/ Principal Amount	Value
PSS World Medical, Inc.(1)	2,582	$62,949
Quest Diagnostics, Inc.	3,090	181,259
Select Medical Holdings Corp.(1)	11,300	97,971
U.S. Physical Therapy, Inc.	885	17,408
UnitedHealth Group, Inc.	34,187	1,667,300
VCA Antech, Inc.(1)	2,709	53,259
WellCare Health Plans, Inc.(1)	23,578	1,378,134
WellPoint, Inc.	7,800	550,290
		12,125,481
HEALTH CARE TECHNOLOGY — 0.3%
athenahealth, Inc.(1)	845	50,193
Computer Programs & Systems, Inc.	272	12,349
MedAssets, Inc.(1)	958	9,158
Quality Systems, Inc.	950	33,583
SXC Health Solutions Corp.(1)	48,700	2,864,534
		2,969,817
HOTELS, RESTAURANTS AND LEISURE — 1.8%
AFC Enterprises, Inc.(1)	1,568	24,618
Ameristar Casinos, Inc.	1,254	21,945
Arcos Dorados Holdings, Inc., Class A	46,500	1,019,280
Bally Technologies, Inc.(1)	1,084	41,561
Bob Evans Farms, Inc.	844	28,257
Brinker International, Inc.	22,289	536,719
Carnival plc	21,410	743,988
CEC Entertainment, Inc.	15,476	521,232
Cedar Fair LP	3,058	70,609
Chipotle Mexican Grill, Inc.(1)	8,356	2,686,955
Compass Group plc	66,060	611,751
Domino’s Pizza, Inc.(1)	21,900	721,386
International Speedway Corp., Class A	6,526	160,540
Jack in the Box, Inc.(1)	2,297	47,088
Jubilant Foodworks Ltd.(1)	33,265	504,122
Marcus Corp.	3,168	38,808
McDonald’s Corp.	29,723	2,839,141
Orient-Express Hotels Ltd. Class A(1)	1,749	12,575
Panera Bread Co., Class A(1)	9,200	1,319,096
Papa John’s International, Inc.(1)	2,114	80,121
Ruth’s Hospitality Group, Inc.(1)	4,676	23,193
Sands China Ltd.(1)	155,600	469,747
Speedway Motorsports, Inc.	6,593	92,170
Starbucks Corp.	45,441	1,975,775
Starwood Hotels & Resorts Worldwide, Inc.	29,963	1,428,636
Vail Resorts, Inc.	973	43,298
Whitbread plc	20,320	525,259
WMS Industries, Inc.(1)	1,753	36,760
Wyndham Worldwide Corp.	6,300	223,335
Yum! Brands, Inc.	13,729	769,373
		17,617,338
HOUSEHOLD DURABLES — 0.5%
CSS Industries, Inc.	1,418	30,133
Helen of Troy Ltd.(1)	392	11,709
iRobot Corp.(1)	1,077	34,195
La-Z-Boy, Inc.(1)	2,977	29,472
Lennar Corp., Class A	13,176	242,570
M.D.C. Holdings, Inc.	682	12,174
PDG Realty SA Empreendimentos e Participacoes	131,500	488,666
Tempur-Pedic International, Inc.(1)	55,447	3,027,961
Toll Brothers, Inc.(1)	4,200	85,302
Turkiye Sise ve Cam Fabrikalari AS	245,968	416,987
Whirlpool Corp.	9,891	485,252
Zagg, Inc.(1)	4,642	53,383
		4,917,804
HOUSEHOLD PRODUCTS — 1.2%
Church & Dwight Co., Inc.	40,421	1,788,629
Clorox Co.	5,381	349,550
Colgate-Palmolive Co.	16,622	1,520,913
Kimberly-Clark Corp.	10,967	783,811
LG Household & Health Care Ltd.	2,261	1,063,933
Procter & Gamble Co. (The)	61,049	3,941,934
Reckitt Benckiser Group plc	26,255	1,327,149
Unicharm Corp.	23,400	1,108,424
		11,884,343
INDUSTRIAL CONGLOMERATES — 0.8%
Alfa SAB de CV, Series A	67,888	796,439
General Electric Co.	262,997	4,184,282
Koninklijke Philips Electronics NV	35,129	714,873
Raven Industries, Inc.	2,572	154,937
Siemens AG	10,770	1,087,000
Standex International Corp.	821	26,215
Tredegar Corp.	1,458	31,828
Tyco International Ltd.	25,355	1,216,026
		8,211,600

19

Shares/ Principal Amount	Value
INSURANCE — 2.3%
ACE Ltd.	22,331	$1,552,674
Admiral Group plc	35,214	510,906
AIA Group Ltd.	186,500	586,394
Allied World Assurance Co. Holdings AG	10,340	615,127
Allstate Corp. (The)	44,415	1,189,878
Alterra Capital Holdings Ltd.	2,160	49,572
American Equity Investment Life Holding Co.	2,001	22,131
American Financial Group, Inc.	24,261	873,396
American International Group, Inc.(1)	10,300	240,093
AMERISAFE, Inc.(1)	2,441	57,217
Amtrust Financial Services, Inc.	3,717	98,538
Aon Corp.	7,944	365,186
Arthur J. Gallagher & Co.	745	23,080
Aspen Insurance Holdings Ltd.	3,139	83,246
Baldwin & Lyons, Inc., Class B	1,455	32,010
Berkshire Hathaway, Inc., Class B(1)	20,525	1,616,549
Brown & Brown, Inc.	24,182	504,436
Chubb Corp. (The)	12,845	866,267
Hanover Insurance Group, Inc. (The)	595	21,468
HCC Insurance Holdings, Inc.	27,538	740,221
Horace Mann Educators Corp.	641	7,827
Infinity Property & Casualty Corp.	216	12,405
Loews Corp.	20,100	772,443
Marsh & McLennan Cos., Inc.	20,959	632,752
MetLife, Inc.	34,160	1,075,357
Muenchener Rueckversicherungs AG	10,650	1,346,762
Ping An Insurance Group Co. H Shares	136,000	944,164
Platinum Underwriters Holdings Ltd.	1,453	50,027
Primerica, Inc.	633	14,534
Principal Financial Group, Inc.	66,949	1,615,479
ProAssurance Corp.	477	37,974
Progressive Corp. (The)	29,694	560,029
Prudential Financial, Inc.	45,731	2,315,818
RLI Corp.	628	44,506
Symetra Financial Corp.	17,463	164,851
Torchmark Corp.	9,484	403,924
Transatlantic Holdings, Inc.	1,172	64,038
Travelers Cos., Inc. (The)	25,453	1,431,731
United Fire & Casualty Co.	1,606	31,461
Unum Group	14,818	333,553
Zurich Financial Services AG(1)	2,700	593,765
		22,501,789
INTERNET AND CATALOG RETAIL — 0.7%
Amazon.com, Inc.(1)	11,022	2,119,420
Expedia, Inc.	34,664	964,179
priceline.com, Inc.(1)	4,735	2,300,689
Rakuten, Inc.	1,243	1,330,124
		6,714,412
INTERNET SOFTWARE AND SERVICES — 1.3%
Ancestry.com, Inc.(1)	4,483	106,292
Baidu, Inc. ADR(1)	32,981	4,320,181
Dice Holdings, Inc.(1)	6,403	49,751
Google, Inc., Class A(1)	9,871	5,916,579
j2 Global Communications, Inc.	2,716	73,631
Keynote Systems, Inc.	5,207	95,444
KIT Digital, Inc.(1)	3,644	32,505
Liquidity Services, Inc.(1)	736	25,068
Mail.ru Group Ltd. GDR(1)	16,129	497,983
MercadoLibre, Inc.	4,010	351,637
Perficient, Inc.(1)	4,882	41,985
Rackspace Hosting, Inc.(1)	16,409	711,822
SciQuest, Inc.(1)	2,779	40,573
SPS Commerce, Inc.(1)	673	15,782
Stamps.com, Inc.(1)	3,038	83,150
Tencent Holdings Ltd.	30,500	595,751
ValueClick, Inc.(1)	7,698	119,011
Vocus, Inc.(1)	4,242	90,015
		13,167,160
IT SERVICES — 2.3%
Accenture plc, Class A	53,239	3,084,135
Alliance Data Systems Corp.(1)	37,819	3,873,044
Booz Allen Hamilton Holding Corp.(1)	22,400	312,928
CACI International, Inc., Class A(1)	1,542	86,938
Cardtronics, Inc.(1)	2,826	76,811
Cognizant Technology Solutions Corp., Class A(1)	18,700	1,259,445
Convergys Corp.(1)	2,115	27,326
DST Systems, Inc.	2,184	103,805
Euronet Worldwide, Inc.(1)	994	17,892
ExlService Holdings, Inc.(1)	1,550	41,230

20

Shares/ Principal Amount	Value
Fiserv, Inc.(1)	7,750	$446,865
Heartland Payment Systems, Inc.	4,297	96,897
International Business Machines Corp.	32,985	6,201,180
MasterCard, Inc., Class A	5,347	2,002,719
MAXIMUS, Inc.	1,780	74,048
NeuStar, Inc., Class A(1)	1,220	41,163
Teradata Corp.(1)	67,400	3,655,102
Total System Services, Inc.	4,294	86,052
Visa, Inc., Class A	16,863	1,635,205
Western Union Co. (The)	4,564	79,596
		23,202,381
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	1,950	36,309
Polaris Industries, Inc.	16,214	974,462
Sturm Ruger & Co., Inc.	1,458	46,889
		1,057,660
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.(1)	32,105	1,203,937
Illumina, Inc.(1)	17,695	492,275
Luminex Corp.(1)	953	19,784
PAREXEL International Corp.(1)	1,333	26,727
Pharmaceutical Product Development, Inc.	332	11,026
Sequenom, Inc.(1)	1,856	7,758
Thermo Fisher Scientific, Inc.(1)	7,800	368,550
		2,130,057
MACHINERY — 2.5%
Actuant Corp., Class A	1,141	26,152
AGCO Corp.(1)	25,038	1,145,488
Alfa Laval AB	35,690	688,426
Altra Holdings, Inc.(1)	3,074	54,533
Atlas Copco AB A Shares	45,860	985,628
Barnes Group, Inc.	1,060	26,405
Blount International, Inc.(1)	4,383	67,104
Briggs & Stratton Corp.	2,567	38,685
Caterpillar, Inc.	2,094	204,961
Chart Industries, Inc.(1)	20,100	1,223,286
CLARCOR, Inc.	2,313	111,995
Cummins, Inc.	15,797	1,521,725
Deere & Co.	15,516	1,229,643
Douglas Dynamics, Inc.	1,097	17,003
Dover Corp.	8,400	461,748
Dynamic Materials Corp.	819	17,494
EnPro Industries, Inc.(1)	991	33,169
FANUC CORP.	7,500	1,231,255
FreightCar America, Inc.(1)	989	22,480
Gardner Denver, Inc.	6,786	581,696
Greenbrier Cos., Inc.(1)	2,404	53,369
Harsco Corp.	9,400	194,016
Hiwin Technologies Corp.	39,970	329,054
Hyundai Heavy Industries Co. Ltd.	1,595	402,181
IDEX Corp.	737	26,871
Illinois Tool Works, Inc.	9,428	428,408
Ingersoll-Rand plc	22,940	759,773
ITT Corp.	12,745	257,067
Joy Global, Inc.	50,503	4,609,914
Kaydon Corp.	21,800	688,444
Kennametal, Inc.	1,299	49,505
Komatsu Ltd.	36,700	934,410
Kone Oyj	14,730	830,312
Lincoln Electric Holdings, Inc.	868	34,269
Lindsay Corp.	2,129	120,267
Middleby Corp.(1)	719	65,630
Mueller Industries, Inc., Class A	641	24,448
NN, Inc.(1)	6,995	46,097
Oshkosh Corp.(1)	12,617	258,901
Parker Hannifin Corp.	13,715	1,135,328
Robbins & Myers, Inc.	3,213	170,931
Sany Heavy Equipment International Holdings Co. Ltd.	380,000	370,375
Sauer-Danfoss, Inc.(1)	23,261	874,381
Snap-On, Inc.	3,800	194,940
Stanley Black & Decker, Inc.	1,692	110,707
Titan International, Inc.	50,110	1,079,369
Twin Disc, Inc.	1,224	51,898
Weir Group plc (The)	29,900	973,060
Xylem, Inc.	8,490	202,911
		24,965,712
MARINE — 0.1%
Alexander & Baldwin, Inc.	539	20,422
Diana Shipping, Inc.(1)	4,777	35,780
Kirby Corp.(1)	19,753	1,269,723
		1,325,925
MEDIA — 1.8%
Belo Corp. Class A	5,811	33,994
British Sky Broadcasting Group plc	28,600	345,024
CBS Corp., Class B	170,562	4,441,435
Charter Communications, Inc., Class A(1)	3,851	203,602

21

Shares/ Principal Amount	Value
Comcast Corp., Class A	57,370	$1,300,578
Dentsu, Inc.	14,000	407,144
DirecTV, Class A(1)	39,493	1,864,859
DISH Network Corp., Class A	39,951	981,596
E.W. Scripps Co. (The), Class A(1)	1,414	12,019
Entercom Communications Corp., Class A(1)	4,455	24,770
Entravision Communications Corp., Class A(1)	15,202	23,867
Eutelsat Communications SA	10,230	397,598
Focus Media Holding Ltd. ADR(1)	63,451	1,175,113
Gannett Co., Inc.	3,169	34,415
Harte-Hanks, Inc.	1,188	10,811
Kabel Deutschland Holding AG(1)	25,899	1,436,742
LIN TV Corp., Class A(1)	9,110	31,065
MDC Partners, Inc., Class A	3,707	53,752
Naspers Ltd. N Shares	7,743	349,746
Omnicom Group, Inc.	4,695	202,683
Sinclair Broadcast Group, Inc., Class A	5,871	60,706
Time Warner, Inc.	74,190	2,583,296
Viacom, Inc., Class B	33,470	1,498,117
		17,472,932
METALS AND MINING — 2.0%
Alcoa, Inc.	35,063	351,331
Allied Nevada Gold Corp.(1)	1,510	54,194
Antofagasta plc	70,379	1,318,115
BHP Billiton Ltd.	60,644	2,264,513
Carpenter Technology Corp.	12,800	692,992
Century Aluminum Co.(1)	1,919	18,480
Cliffs Natural Resources, Inc.	40,165	2,723,589
Exxaro Resources Ltd.	45,875	1,022,214
Ferrexpo plc	108,931	517,250
Freeport-McMoRan Copper & Gold, Inc.	69,595	2,755,962
Globe Specialty Metals, Inc.	2,848	42,521
Haynes International, Inc.	1,514	90,779
Hecla Mining Co.	3,902	24,153
Hyundai Steel Co.	3,083	272,680
Iluka Resources Ltd.	18,890	302,988
Koza Altin Isletmeleri AS	27,112	408,029
Materion Corp.(1)	1,918	47,164
Newmont Mining Corp.	11,401	785,301
Nucor Corp.	15,100	595,393
Rio Tinto plc	38,600	2,043,308
RTI International Metals, Inc.(1)	930	25,389
Schnitzer Steel Industries, Inc. Class A	483	22,406
Thompson Creek Metals Co., Inc.(1)	6,313	44,128
ThyssenKrupp AG	8,680	223,940
Vale SA Preference Shares	113,500	2,449,694
Xstrata plc	63,810	1,027,765
		20,124,278
MULTI-UTILITIES — 0.6%
Ameren Corp.	30,905	1,044,898
Avista Corp.	1,672	41,800
Black Hills Corp.	984	32,226
Consolidated Edison, Inc.	4,170	247,781
MDU Resources Group, Inc.	744	15,974
National Grid plc	125,760	1,235,627
NorthWestern Corp.	723	25,218
PG&E Corp.	37,659	1,462,676
Public Service Enterprise Group, Inc.	34,954	1,151,385
Wisconsin Energy Corp.	5,501	182,523
Xcel Energy, Inc.	17,748	466,595
		5,906,703
MULTILINE RETAIL — 1.1%
Big Lots, Inc.(1)	876	35,136
Clicks Group Ltd.	90,746	499,272
Dillard’s, Inc., Class A	12,661	595,067
Dollar General Corp.(1)	20,317	824,261
Dollar Tree, Inc.(1)	33,100	2,697,319
Fred’s, Inc., Class A	1,706	22,963
Golden Eagle Retail Group Ltd.	138,000	318,972
Kohl’s Corp.	8,120	436,856
Macy’s, Inc.	99,256	3,208,946
SACI Falabella	47,611	397,028
Target Corp.	27,268	1,437,023
		10,472,843
OFFICE ELECTRONICS†
Zebra Technologies Corp., Class A(1)	550	20,823
OIL, GAS AND CONSUMABLE FUELS — 5.9%
Apache Corp.	7,300	725,912
Banpu PCL	38,600	696,920
Berry Petroleum Co., Class A	2,011	88,243
BG Group plc	108,610	2,330,796
Bill Barrett Corp.(1)	981	38,259
Cabot Oil & Gas Corp.	26,700	2,365,353
Chevron Corp.	76,455	7,861,103

22

Shares/ Principal Amount	Value
CNOOC Ltd.	548,000	$1,056,961
Comstock Resources, Inc.(1)	1,655	27,523
Concho Resources, Inc.(1)	24,500	2,489,690
ConocoPhillips	49,238	3,511,654
Crosstex Energy LP	2,155	33,467
CVR Energy, Inc.(1)	2,782	50,632
Devon Energy Corp.	17,594	1,151,703
EOG Resources, Inc.	11,282	1,170,395
Exxon Mobil Corp.	182,979	14,718,831
Forest Oil Corp.(1)	717	11,501
Goodrich Petroleum Corp.(1)	2,964	43,215
Gulfport Energy Corp.(1)	4,146	131,636
Hugoton Royalty Trust	1,038	22,244
Imperial Oil Ltd.	23,593	1,008,997
Lone Pine Resources, Inc.(1)	722	5,408
Marathon Oil Corp.	28,646	800,942
Marathon Petroleum Corp.	3,351	111,890
Murphy Oil Corp.	10,997	614,952
Noble Energy, Inc.	14,028	1,380,215
NovaTek OAO GDR	10,325	1,587,368
Occidental Petroleum Corp.	23,139	2,288,447
Overseas Shipholding Group, Inc.	528	5,570
Patriot Coal Corp.(1)	590	6,142
Peabody Energy Corp.	3,800	149,074
Penn Virginia Corp.	4,250	22,525
Rosetta Resources, Inc.(1)	2,628	142,806
Royal Dutch Shell plc B Shares	66,120	2,381,894
SandRidge Energy, Inc.(1)	180,700	1,328,145
Sasol Ltd.	20,642	992,413
SM Energy Co.	12,600	1,001,574
Southwestern Energy Co.(1)	2,900	110,345
Stone Energy Corp.(1)	3,454	97,714
Suncor Energy, Inc.	1,020	30,620
Swift Energy Co.(1)	1,593	46,818
Tesoro Corp.(1)	17,375	415,089
Tesoro Logistics LP	658	17,937
Total SA ADR	12,380	640,541
Tullow Oil plc	25,861	565,067
Ultra Petroleum Corp.(1)	19,545	688,179
Ultrapar Participacoes SA	33,700	592,990
Vaalco Energy, Inc.(1)	3,821	24,072
Valero Energy Corp.	71,689	1,596,514
W&T Offshore, Inc.	34,685	694,394
Western Refining, Inc.(1)	9,236	109,816
		57,984,496
PAPER AND FOREST PRODUCTS — 0.2%
Buckeye Technologies, Inc.	4,978	154,219
Clearwater Paper Corp.(1)	1,238	43,565
Domtar Corp.	12,593	988,928
International Paper Co.	26,862	762,881
KapStone Paper and Packaging Corp.(1)	8,912	147,761
		2,097,354
PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. (The), Class A	11,370	1,341,433
Inter Parfums, Inc.	1,150	19,711
Nu Skin Enterprises, Inc., Class A	9,187	438,587
Prestige Brands Holdings, Inc.(1)	2,859	28,247
		1,827,978
PHARMACEUTICALS — 3.7%
Abbott Laboratories	90,534	4,938,630
Allergan, Inc.	14,415	1,206,824
Auxilium Pharmaceuticals, Inc.(1)	1,137	19,818
Bristol-Myers Squibb Co.	17,411	569,688
Celltrion, Inc.	9,653	320,427
Elan Corp. plc ADR(1)	72,400	783,368
Eli Lilly & Co.	41,370	1,565,854
GlaxoSmithKline plc	60,070	1,331,044
Hospira, Inc.(1)	5,900	166,321
Impax Laboratories, Inc.(1)	2,363	47,591
Jazz Pharmaceuticals, Inc.(1)	523	20,721
Johnson & Johnson	85,914	5,560,354
Medicis Pharmaceutical Corp., Class A	1,587	51,816
Merck & Co., Inc.	81,709	2,921,097
Nektar Therapeutics(1)	1,943	9,715
Novartis AG	26,110	1,408,970
Novo Nordisk A/S B Shares	10,993	1,250,272
Optimer Pharmaceuticals, Inc.(1)	1,085	12,499
Par Pharmaceutical Cos., Inc.(1)	2,118	68,644
Perrigo Co.	18,237	1,785,402
Pfizer, Inc.	291,172	5,843,822
Questcor Pharmaceuticals, Inc.(1)	50,992	2,292,090
Salix Pharmaceuticals Ltd.(1)	1,430	63,120
Sanofi	15,980	1,118,565
Shire plc	64,260	2,156,859
ViroPharma, Inc.(1)	1,735	41,657

23

Shares/ Principal Amount	Value
VIVUS, Inc.(1)	2,200	$22,286
Watson Pharmaceuticals, Inc.(1)	18,800	1,214,856
		36,792,310
PROFESSIONAL SERVICES — 0.3%
51job, Inc. ADR(1)	11,802	535,693
Acacia Research - Acacia Technologies(1)	976	33,984
Adecco SA(1)	8,850	384,476
Advisory Board Co. (The)(1)	882	63,839
Capita Group plc (The)	59,026	586,263
CDI Corp.	2,519	32,873
Experian plc	45,765	608,805
Heidrick & Struggles International, Inc.	1,581	33,675
Kelly Services, Inc., Class A	945	13,684
Kforce, Inc.(1)	1,973	24,169
Mistras Group, Inc.(1)	1,413	33,248
On Assignment, Inc.(1)	6,957	72,492
SGS SA	330	557,142
		2,980,343
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.4%
Alexandria Real Estate Equities, Inc.	5,262	344,977
American Campus Communities, Inc.	7,260	285,608
Apartment Investment & Management Co., Class A	6,400	139,392
Ashford Hospitality Trust, Inc.	1,753	13,954
Associated Estates Realty Corp.	1,655	26,712
AvalonBay Communities, Inc.	7,933	990,435
BioMed Realty Trust, Inc.	1,802	32,094
Boston Properties, Inc.	8,784	837,818
BRE Properties, Inc.	7,063	343,686
Camden Property Trust	1,951	112,631
Campus Crest Communities, Inc.	1,995	20,110
CBL & Associates Properties, Inc.	2,454	35,068
Chimera Investment Corp.	13,755	36,726
Colonial Properties Trust	6,900	136,896
CommonWealth REIT	1,218	20,389
CreXus Investment Corp.	1,523	14,864
CubeSmart	18,182	181,275
DCT Industrial Trust, Inc.	1,951	9,384
DDR Corp.	29,954	350,162
DiamondRock Hospitality Co.	2,256	19,808
Digital Realty Trust, Inc.	8,237	523,049
Douglas Emmett, Inc.	15,100	271,498
Duke Realty Corp.	30,500	353,800
EastGroup Properties, Inc.	364	15,495
Education Realty Trust, Inc.	13,956	130,070
Equity LifeStyle Properties, Inc.	3,871	239,344
Equity Residential	14,900	822,331
Essex Property Trust, Inc.	3,305	439,069
Extra Space Storage, Inc.	16,462	396,734
Federal Realty Investment Trust	1,747	154,487
First Industrial Realty Trust, Inc.(1)	11,216	106,552
First Potomac Realty Trust	1,137	14,474
General Growth Properties, Inc.	39,156	551,316
Glimcher Realty Trust	12,077	105,070
Government Properties Income Trust	18,594	404,420
Hatteras Financial Corp.	592	15,866
HCP, Inc.	20,526	793,330
Health Care REIT, Inc.	13,690	686,827
Healthcare Realty Trust, Inc.	754	13,285
Hersha Hospitality Trust	3,595	15,459
Highwoods Properties, Inc.	547	15,775
Home Properties, Inc.	375	20,614
Host Hotels & Resorts, Inc.	80,992	1,146,037
Kilroy Realty Corp.	8,324	300,413
Kimco Realty Corp.	20,571	324,405
LaSalle Hotel Properties	10,991	257,299
Lexington Realty Trust	2,160	16,373
Link Real Estate Investment Trust (The)	159,000	574,599
Macerich Co. (The)	13,890	695,889
Mack-Cali Realty Corp.	782	19,925
Medical Properties Trust, Inc.	1,310	12,524
MFA Financial, Inc.	3,949	27,169
National Retail Properties, Inc.	960	25,402
Piedmont Office Realty Trust, Inc., Class A	22,944	381,788
Post Properties, Inc.	5,501	219,985
ProLogis, Inc.	34,576	961,904
PS Business Parks, Inc.	562	29,617
Public Storage	9,000	1,187,100
Rayonier, Inc.	4,000	162,560
Regency Centers Corp.	8,300	308,428
RLJ Lodging Trust	2,577	41,232
Sabra Health Care REIT, Inc.	2,113	22,398

24

Shares/ Principal Amount	Value
Simon Property Group, Inc.	33,324	$4,143,506
SL Green Realty Corp.	6,323	416,306
Sovran Self Storage, Inc.	971	40,432
Strategic Hotels & Resorts, Inc.(1)	23,454	117,739
Taubman Centers, Inc.	8,432	525,567
UDR, Inc.	11,769	276,572
Urstadt Biddle Properties, Inc., Class A	1,046	17,646
Ventas, Inc.	18,437	972,736
Vornado Realty Trust	7,319	544,900
Washington Real Estate Investment Trust	804	21,877
Weyerhaeuser Co.	14,824	248,895
		24,082,077
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
BR Malls Participacoes SA	101,700	1,029,738
CBRE Group, Inc.(1)	102,642	1,725,412
China Overseas Land & Investment Ltd.	306,000	539,475
Forest City Enterprises, Inc. Class A(1)	15,100	183,314
Sumitomo Realty & Development Co. Ltd.	19,000	376,962
		3,854,901
ROAD AND RAIL — 0.6%
Arkansas Best Corp.	714	13,652
Canadian National Railway Co.	16,720	1,292,913
Heartland Express, Inc.	11,800	162,250
Kansas City Southern(1)	44,200	3,006,926
Union Pacific Corp.	17,372	1,796,438
Werner Enterprises, Inc.	697	16,338
		6,288,517
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.8%
Applied Materials, Inc.	126,572	1,364,446
ARM Holdings plc	446,470	4,191,215
Asia Pacific Systems, Inc.(1)	13,589	179,031
ASML Holding NV	15,180	592,318
Avago Technologies Ltd.	52,031	1,556,767
Broadcom Corp., Class A(1)	51,789	1,571,537
Cavium Networks, Inc.(1)	1,102	35,969
CEVA, Inc.(1)	3,294	94,900
Cirrus Logic, Inc.(1)	1,773	28,882
Cree, Inc.(1)	9,149	227,627
Cymer, Inc.(1)	591	26,430
Cypress Semiconductor Corp.(1)	44,948	857,158
Entegris, Inc.(1)	5,955	50,201
Formfactor, Inc.(1)	2,610	15,451
GT Advanced Technologies, Inc.(1)	6,018	46,459
Intel Corp.	194,482	4,844,547
Intersil Corp., Class A	1,969	20,930
KLA-Tencor Corp.	14,366	662,273
Linear Technology Corp.	30,352	929,682
LSI Corp.(1)	4,929	27,701
Marvell Technology Group Ltd.(1)	26,850	379,122
MediaTek, Inc.	49,000	465,769
MKS Instruments, Inc.	409	10,986
Nanometrics, Inc.(1)	1,636	26,945
Novellus Systems, Inc.(1)	1,078	37,320
Photronics, Inc.(1)	12,688	73,464
Samsung Electronics Co. Ltd.	4,317	3,919,268
Semtech Corp.(1)	2,905	67,396
Silicon Motion Technology Corp. ADR(1)	2,712	52,884
Skyworks Solutions, Inc.(1)	3,592	58,586
Spansion, Inc., Class A(1)	5,567	48,656
Standard Microsystems Corp.(1)	1,955	48,934
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	72,833	941,002
Taiwan Semiconductor Manufacturing Co. Ltd.	727,425	1,831,849
Teradyne, Inc.(1)	60,605	815,743
Ultratech, Inc.(1)	3,285	76,212
Xilinx, Inc.	35,713	1,168,172
		27,345,832
SOFTWARE — 3.4%
ACI Worldwide, Inc.(1)	2,256	67,861
Activision Blizzard, Inc.	54,053	671,338
Actuate Corp.(1)	6,354	41,936
Adobe Systems, Inc.(1)	12,000	329,040
Allot Communications Ltd.(1)	4,452	75,061
Ariba, Inc.(1)	1,135	34,447
Bottomline Technologies, Inc.(1)	1,503	33,818
BroadSoft, Inc.(1)	1,149	40,307
Cadence Design Systems, Inc.(1)	79,876	873,843
Cerner Corp.(1)	17,458	1,064,589
Check Point Software Technologies Ltd.(1)	64,538	3,571,533
Citrix Systems, Inc.(1)	24,100	1,720,499

25

Shares/ Principal Amount	Value
Clicksoftware Technologies Ltd.	3,784	$34,245
Compuware Corp.(1)	2,568	21,212
Electronic Arts, Inc.(1)	31,983	741,686
Fortinet, Inc.(1)	22,256	533,921
Glu Mobile, Inc.(1)	4,344	13,423
Informatica Corp.(1)	24,300	1,092,407
Intuit, Inc.	1,659	88,325
JDA Software Group, Inc.(1)	763	24,050
Kenexa Corp.(1)	6,929	173,225
Konami Corp.	23,000	692,115
Majesco Entertainment Co.(1)	2,636	7,328
Microsoft Corp.	235,968	6,036,061
Mitek Systems, Inc.(1)	6,933	50,819
NCSoft Corp.	3,806	1,036,292
NetScout Systems, Inc.(1)	1,934	34,174
NetSuite, Inc.(1)	30,600	1,240,524
Opnet Technologies, Inc.	1,943	69,307
Oracle Corp.	159,195	4,990,763
PROS Holdings, Inc.(1)	4,303	68,891
QLIK Technologies, Inc.(1)	45,044	1,232,854
Quest Software, Inc.(1)	11,790	213,045
Red Hat, Inc.(1)	23,262	1,164,961
Salesforce.com, Inc.(1)	13,175	1,560,184
SAP AG	30,510	1,820,316
Solera Holdings, Inc.	24,200	1,145,144
Symantec Corp.(1)	51,145	836,221
Synopsys, Inc.(1)	6,960	194,671
Taleo Corp., Class A(1)	1,006	32,584
TIBCO Software, Inc.(1)	3,351	91,817
Ultimate Software Group, Inc.(1)	709	47,021
Websense, Inc.(1)	1,169	21,171
		33,833,029
SPECIALTY RETAIL — 2.6%
American Eagle Outfitters, Inc.	1,860	25,873
Bed Bath & Beyond, Inc.(1)	17,911	1,083,795
Big 5 Sporting Goods Corp.	2,542	23,183
Buckle, Inc. (The)	910	36,364
Cabela’s, Inc.(1)	670	15,792
Cato Corp. (The), Class A	538	13,767
Cia Hering	35,200	745,519
Collective Brands, Inc.(1)	1,357	18,930
Cost Plus, Inc.(1)	2,318	18,753
Destination Maternity Corp.	1,960	28,714
DSW, Inc., Class A	19,882	894,690
Fast Retailing Co. Ltd.	4,000	647,823
Finish Line, Inc. (The), Class A	1,806	38,070
GameStop Corp., Class A(1)	5,540	128,085
Genesco, Inc.(1)	1,931	114,026
GOME Electrical Appliances Holding Ltd.	888,000	230,334
Guess?, Inc.	1,073	30,173
Home Depot, Inc. (The)	84,485	3,313,502
Inditex SA	12,260	1,041,160
Kingfisher plc	178,170	717,968
Limited Brands, Inc.	13,669	578,609
Lithia Motors, Inc., Class A	11,866	263,544
Lowe’s Cos., Inc.	82,253	1,974,894
Men’s Wearhouse, Inc. (The)	936	26,049
Mr Price Group Ltd.	69,211	684,476
Nitori Holdings Co. Ltd.	10,750	1,005,410
O’Reilly Automotive, Inc.(1)	40,329	3,115,012
Penske Automotive Group, Inc.	1,524	30,922
PetSmart, Inc.	36,893	1,780,087
RadioShack Corp.	3,809	43,727
Rent-A-Center, Inc.	179	6,435
Staples, Inc.	77,529	1,117,193
Tiffany & Co.	9,900	663,696
Tractor Supply Co.	30,790	2,223,962
Ulta Salon Cosmetics & Fragrance, Inc.(1)	35,000	2,437,050
Urban Outfitters, Inc.(1)	17,048	459,955
Vitamin Shoppe, Inc.(1)	242	8,908
Williams-Sonoma, Inc.	1,051	39,696
		25,626,146
TEXTILES, APPAREL AND LUXURY GOODS — 0.9%
adidas AG	8,750	616,931
Burberry Group plc	48,997	982,195
Coach, Inc.	18,250	1,142,268
Columbia Sportswear Co.	1,085	55,118
Crocs, Inc.(1)	1,228	19,046
Culp, Inc.(1)	2,386	19,732
Deckers Outdoor Corp.(1)	620	67,546
Fossil, Inc.(1)	12,700	1,137,793
G-III Apparel Group Ltd.(1)	2,387	43,992
Iconix Brand Group, Inc.(1)	9,524	164,384
Lululemon Athletica, Inc.(1)	21,538	1,070,439
LVMH Moet Hennessy Louis Vuitton SA	6,940	1,091,037
Oxford Industries, Inc.	1,591	60,347

26

Shares/ Principal Amount	Value
Prada SpA(1)	60,290	$297,467
Swatch Group AG (The)	2,320	904,256
True Religion Apparel, Inc.(1)	1,057	37,206
VF Corp.	5,200	721,188
Wolverine World Wide, Inc.	1,326	48,850
		8,479,795
THRIFTS AND MORTGAGE FINANCE — 0.2%
BankUnited, Inc.	3,336	72,358
BofI Holding, Inc.(1)	1,551	24,940
Brookline Bancorp., Inc.	2,439	19,610
Capitol Federal Financial, Inc.	42,101	476,583
First Niagara Financial Group, Inc.	2,958	26,030
Flushing Financial Corp.	1,123	14,532
Hudson City Bancorp., Inc.	77,514	433,303
Kaiser Federal Financial Group, Inc.	1,235	14,820
Oritani Financial Corp.	1,063	13,830
People’s United Financial, Inc.	37,801	470,623
Provident Financial Services, Inc.	2,135	27,947
Rockville Financial, Inc.	1,889	19,173
Walker & Dunlop, Inc.(1)	1,096	13,919
Washington Federal, Inc.	2,092	27,217
		1,654,885
TOBACCO — 1.0%
Altria Group, Inc.	22,240	638,066
British American Tobacco plc	39,165	1,817,735
ITC Ltd.	209,674	815,325
Japan Tobacco, Inc.	310	1,477,921
Philip Morris International, Inc.	72,590	5,534,261
		10,283,308
TRADING COMPANIES AND DISTRIBUTORS — 0.6%
Applied Industrial Technologies, Inc.	2,252	77,762
Barloworld Ltd.	39,064	349,537
DXP Enterprises, Inc.(1)	1,445	43,711
Fastenal Co.	44,800	1,865,920
Kaman Corp.	489	15,174
Lawson Products, Inc.	1,691	26,650
Mitsubishi Corp.	64,800	1,338,639
Rush Enterprises, Inc., Class A(1)	2,248	43,072
SeaCube Container Leasing Ltd.	1,698	26,132
Titan Machinery, Inc.(1)	5,510	119,567
United Rentals, Inc.(1)	51,535	1,450,195
WESCO International, Inc.(1)	528	$26,907
Wolseley plc	22,740	681,958
		6,065,224
WATER UTILITIES†
Artesian Resources Corp., Class A	1,571	29,063
WIRELESS TELECOMMUNICATION SERVICES — 1.2%
Advanced Info Service PCL	63,400	289,575
America Movil SAB de CV Series L ADR	23,536	560,627
American Tower Corp., Class A(1)	18,838	1,111,442
Bharti Airtel Ltd.	82,400	614,780
Crown Castle International Corp.(1)	37,405	1,582,980
ENTEL Chile SA	26,353	534,062
Millicom International Cellular SA	13,808	1,494,372
Mobile Telesystems OJSC ADR	18,946	327,387
MTN Group Ltd.	37,943	682,668
Rogers Communications, Inc., Class B	7,500	278,102
SBA Communications Corp., Class A(1)	32,222	1,317,558
SOFTBANK CORP.	21,300	717,656
Telephone & Data Systems, Inc.	19,370	522,796
Tim Participacoes SA ADR	18,857	448,985
Vodafone Group plc	335,520	910,236
		11,393,226
TOTAL COMMON STOCKS (Cost $654,290,560)		774,695,719
Corporate Bonds — 8.0%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 6.375%, 10/15/15(2)	$100,000	102,375
L-3 Communications Corp., 4.75%, 7/15/20	50,000	47,766
Lockheed Martin Corp., 4.25%, 11/15/19(2)	90,000	93,977
Lockheed Martin Corp., 4.85%, 9/15/41(2)	70,000	68,717
Raytheon Co., 4.40%, 2/15/20(2)	10,000	10,855
United Technologies Corp., 6.05%, 6/1/36(2)	228,000	279,423
United Technologies Corp., 5.70%, 4/15/40(2)	50,000	59,394
		662,507

27

Shares/ Principal Amount	Value
AUTO COMPONENTS — 0.1%
Allison Transmission, Inc., 7.125%, 5/15/19(2)(3)	$150,000	$142,125
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(2)	150,000	145,500
Delphi Corp., 5.875%, 5/15/19(2)(3)	125,000	126,562
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20(2)	225,000	238,500
Tenneco, Inc., 6.875%, 12/15/20	250,000	252,500
TRW Automotive, Inc., 8.875%, 12/1/17(2)(3)	225,000	241,875
		1,147,062
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(2)(3)	150,000	152,274
American Honda Finance Corp., 2.50%, 9/21/15(2)(3)	160,000	162,022
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	150,000	148,228
Ford Motor Co., 7.45%, 7/16/31(2)	300,000	353,250
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	250,000	259,100
Ford Motor Credit Co. LLC, 5.00%, 5/15/18(2)	150,000	147,780
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)(3)	30,000	30,499
		1,253,153
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)	360,000	464,086
Coca-Cola Co. (The), 1.80%, 9/1/16(2)(3)	100,000	100,858
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(2)	40,000	41,348
PepsiCo, Inc., 4.875%, 11/1/40(2)	40,000	43,657
		649,949
BUILDING PRODUCTS†
Boise Cascade LLC, 7.125%, 10/15/14(2)	269,000	262,275
CAPITAL MARKETS†
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)	170,000	184,645
Jefferies Group, Inc., 5.125%, 4/13/18	90,000	76,500
		261,145
CHEMICALS — 0.1%
CF Industries, Inc., 6.875%, 5/1/18	$145,000	166,931
Dow Chemical Co. (The), 5.90%, 2/15/15(2)	70,000	77,508
Dow Chemical Co. (The), 2.50%, 2/15/16(2)	60,000	60,247
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18(2)	125,000	113,437
Lyondell Chemical Co., 8.00%, 11/1/17	136,000	148,240
Nalco Co., 6.625%, 1/15/19(2)(3)	500,000	561,250
Rohm & Haas Co., 5.60%, 3/15/13(2)	70,000	73,377
		1,200,990
COMMERCIAL BANKS — 0.3%
Bank of America N.A., 5.30%, 3/15/17(2)	453,000	397,721
Barclays Bank plc, 5.00%, 9/22/16(2)	100,000	101,521
BB&T Corp., 5.70%, 4/30/14(2)	50,000	54,737
BB&T Corp., 3.20%, 3/15/16	120,000	124,048
Capital One Financial Corp., 4.75%, 7/15/21	50,000	51,141
Fifth Third Bancorp, 6.25%, 5/1/13(2)	90,000	94,652
HSBC Bank plc, 3.50%, 6/28/15(2)(3)	100,000	101,166
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)	20,000	22,180
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(2)	160,000	173,726
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	160,000	165,357
National Australia Bank Ltd., 2.75%, 9/28/15(2)(3)	100,000	100,210
PNC Funding Corp., 4.25%, 9/21/15(2)	100,000	107,455
Regions Bank, 6.45%, 6/26/37(2)	300,000	249,000
Regions Financial Corp., 5.75%, 6/15/15(2)	225,000	217,406
Royal Bank of Canada, 2.30%, 7/20/16	80,000	80,803
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	140,000	132,096
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(2)	220,000	208,161

28

Shares/ Principal Amount	Value
SunTrust Bank, 7.25%, 3/15/18(2)	$100,000	$110,540
SunTrust Banks, Inc., 3.60%, 4/15/16(2)	29,000	29,103
Toronto-Dominion Bank (The), 2.375%, 10/19/16	120,000	121,236
U.S. Bancorp., 3.44%, 2/1/16	70,000	70,813
Wachovia Bank N.A., 4.80%, 11/1/14(2)	269,000	285,212
Wachovia Bank N.A., 4.875%, 2/1/15(2)	101,000	106,001
Wells Fargo & Co., 3.68%, 6/15/16(2)	90,000	94,264
Wells Fargo & Co., 4.60%, 4/1/21(2)	30,000	31,807
		3,230,356
COMMERCIAL SERVICES AND SUPPLIES†
Republic Services, Inc., 3.80%, 5/15/18(2)	40,000	41,612
Republic Services, Inc., 5.50%, 9/15/19(2)	100,000	114,204
Republic Services, Inc., 5.70%, 5/15/41(2)	30,000	33,883
Waste Management, Inc., 6.125%, 11/30/39(2)	70,000	85,339
		275,038
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29(2)	125,000	90,625
American Tower Corp., 4.625%, 4/1/15(2)	150,000	156,483
Avaya, Inc., 7.00%, 4/1/19(2)(3)	140,000	126,000
Cisco Systems, Inc., 5.90%, 2/15/39(2)	115,000	137,490
Crown Castle International Corp., 9.00%, 1/15/15(2)	500,000	546,250
		1,056,848
COMPUTERS AND PERIPHERALS†
Seagate Technology HDD Holdings, 6.80%, 10/1/16(2)	250,000	258,750
CONSTRUCTION MATERIALS†
Nortek, Inc., 8.50%, 4/15/21(2)(3)	125,000	103,438
USG Corp., 8.375%, 10/15/18(2)(3)	100,000	88,750
		192,188
CONSUMER FINANCE — 0.2%
American Express Credit Corp., 2.80%, 9/19/16	70,000	69,313
American Express Credit Corp., MTN, 2.75%, 9/15/15(2)	150,000	148,608
Capital One Bank USA N.A., 8.80%, 7/15/19(2)	50,000	58,266
CIT Group, Inc., 7.00%, 5/2/16(3)	490,000	485,100
CIT Group, Inc., 7.00%, 5/2/17(3)	250,000	246,563
Credit Suisse (New York), 6.00%, 2/15/18(2)	70,000	67,867
Credit Suisse (New York), 5.30%, 8/13/19(2)	130,000	132,340
PNC Bank N.A., 6.00%, 12/7/17(2)	230,000	252,528
SLM Corp., 6.25%, 1/25/16(2)	80,000	76,105
SLM Corp., MTN, 5.00%, 10/1/13(2)	100,000	100,022
Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/12(2)	500,000	474,060
Springleaf Finance Corp., Series I, MTN, 5.40%, 12/1/15(2)	250,000	171,875
		2,282,647
CONTAINERS AND PACKAGING — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19(2)	125,000	123,750
Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14(2)	350,000	356,125
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17(2)	225,000	227,812
		707,687
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Ally Financial, Inc., 8.30%, 2/12/15(2)	400,000	406,000
Ally Financial, Inc., 6.25%, 12/1/17(2)	225,000	207,473
Bank of America Corp., 4.50%, 4/1/15(2)	130,000	120,898
Bank of America Corp., 6.50%, 8/1/16(2)	250,000	241,802
Bank of America Corp., 5.75%, 12/1/17(2)	120,000	109,523
BankAmerica Capital II, 8.00%, 12/15/26(2)	300,000	280,500
BNP Paribas SA, 3.60%, 2/23/16(2)	40,000	37,543
Citigroup, Inc., 6.00%, 12/13/13(2)	230,000	238,156

29

Shares/ Principal Amount	Value
Citigroup, Inc., 6.01%, 1/15/15(2)	$280,000	$290,173
Citigroup, Inc., 4.75%, 5/19/15	50,000	50,282
Citigroup, Inc., 6.125%, 5/15/18(2)	390,000	406,601
Citigroup, Inc., 4.50%, 1/14/22	60,000	55,624
Deutsche Bank AG (London), 4.875%, 5/20/13(2)	250,000	256,878
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	130,000	133,026
General Electric Capital Corp., 3.75%, 11/14/14(2)	110,000	114,923
General Electric Capital Corp., 2.25%, 11/9/15(2)	130,000	128,833
General Electric Capital Corp., 5.625%, 9/15/17(2)	415,000	455,941
General Electric Capital Corp., 4.375%, 9/16/20(2)	190,000	188,349
General Electric Capital Corp., 5.30%, 2/11/21(2)	50,000	51,257
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)	480,000	452,099
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(2)	200,000	213,626
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(2)	80,000	75,546
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)	60,000	54,306
HSBC Holdings plc, 5.10%, 4/5/21	70,000	72,386
HSBC Holdings plc, 6.80%, 6/1/38(2)	50,000	49,467
JPMorgan Chase & Co., 3.45%, 3/1/16	100,000	99,252
JPMorgan Chase & Co., 3.15%, 7/5/16	70,000	68,996
JPMorgan Chase & Co., 6.00%, 1/15/18(2)	520,000	571,284
Morgan Stanley, 4.20%, 11/20/14(2)	110,000	104,643
Morgan Stanley, 6.625%, 4/1/18(2)	300,000	282,552
Morgan Stanley, 5.625%, 9/23/19(2)	240,000	209,827
Morgan Stanley, 5.75%, 1/25/21(2)	40,000	35,778
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	50,000	49,522
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)	200,000	207,536
		6,320,602
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 6.80%, 5/15/36(2)	270,000	330,756
AT&T, Inc., 6.55%, 2/15/39(2)	170,000	205,514
British Telecommunications plc, 5.95%, 1/15/18(2)	170,000	183,457
CenturyLink, Inc., 6.15%, 9/15/19(2)	90,000	86,736
Cincinnati Bell, Inc., 8.75%, 3/15/18(2)	150,000	134,250
France Telecom SA, 4.375%, 7/8/14(2)	190,000	201,482
Frontier Communications Corp., 6.25%, 1/15/13(2)	280,000	285,600
Frontier Communications Corp., 7.125%, 3/15/19(2)	200,000	181,000
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(2)	200,000	208,500
Intelsat Jackson Holdings SA, 7.25%, 4/1/19(2)(3)	250,000	244,375
Intelsat Luxembourg SA, 11.25%, 2/4/17(2)	250,000	230,625
Level 3 Financing, Inc., 9.25%, 11/1/14(2)	162,000	165,847
Sprint Capital Corp., 8.75%, 3/15/32(2)	500,000	391,250
Telecom Italia Capital SA, 6.18%, 6/18/14(2)	160,000	153,511
Telecom Italia Capital SA, 7.00%, 6/4/18(2)	40,000	36,299
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	150,000	141,824
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	89,343
Virgin Media Finance plc, 9.50%, 8/15/16(2)	350,000	385,000
Windstream Corp., 7.875%, 11/1/17(2)	300,000	315,000
		3,970,369
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17(2)	380,000	410,400
Edison Mission Energy, 7.00%, 5/15/17(2)	375,000	237,188
		647,588
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	225,000	226,688
Sanmina-SCI Corp., 7.00%, 5/15/19(2)(3)	125,000	116,875
		343,563

30

Shares/ Principal Amount	Value
ENERGY EQUIPMENT AND SERVICES†
Ensco plc, 3.25%, 3/15/16(2)	$60,000	$61,102
Pioneer Drilling Co., 9.875%, 3/15/18(2)	125,000	129,531
Transocean, Inc., 6.50%, 11/15/20(2)	70,000	69,692
Weatherford International Ltd., 9.625%, 3/1/19(2)	80,000	102,483
		362,808
FOOD AND STAPLES RETAILING — 0.2%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(2)(3)	120,000	120,600
CVS Caremark Corp., 6.60%, 3/15/19(2)	190,000	226,800
Ingles Markets, Inc., 8.875%, 5/15/17(2)	500,000	532,500
Kroger Co. (The), 6.40%, 8/15/17(2)	120,000	141,749
Rite Aid Corp., 8.625%, 3/1/15(2)	250,000	233,750
SUPERVALU, Inc., 8.00%, 5/1/16(2)	205,000	206,538
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	250,000	269,375
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	213,000	252,807
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	170,000	210,146
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	110,000	120,385
Wal-Mart Stores, Inc., 5.625%, 4/15/41(2)	40,000	47,971
		2,362,621
FOOD PRODUCTS — 0.2%
Bumble Bee Acquisition Corp., 9.00%, 12/15/17(2)(3)	95,000	94,525
Del Monte Foods Co., 7.625%, 2/15/19(2)(3)	140,000	126,000
Kellogg Co., 4.45%, 5/30/16(2)	170,000	188,626
Kraft Foods, Inc., 6.00%, 2/11/13(2)	50,000	52,754
Kraft Foods, Inc., 6.125%, 2/1/18(2)	70,000	80,910
Kraft Foods, Inc., 5.375%, 2/10/20(2)	320,000	355,729
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	70,000	73,169
Smithfield Foods, Inc., 7.75%, 7/1/17(2)	400,000	435,500
		1,407,213
GAS UTILITIES — 0.2%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	220,000	258,469
El Paso Corp., 6.875%, 6/15/14(2)	125,000	138,106
El Paso Corp., 7.25%, 6/1/18(2)	225,000	245,073
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	90,000	104,688
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	80,000	83,335
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	230,000	267,445
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	70,000	75,964
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	160,000	185,458
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	70,000	75,011
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	86,000	99,926
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(2)	40,000	42,239
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(2)	170,000	214,147
Williams Partners LP, 4.125%, 11/15/20(2)	80,000	80,714
		1,870,575
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.2%
Alere, Inc., 9.00%, 5/15/16(2)	500,000	495,000
Biomet, Inc., 10.00%, 10/15/17(2)	200,000	216,500
Biomet, Inc., 11.625%, 10/15/17(2)	525,000	564,375
Covidien International Finance SA, 1.875%, 6/15/13(2)	120,000	121,509
		1,397,384
HEALTH CARE PROVIDERS AND SERVICES — 0.4%
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(2)	90,000	92,700
DaVita, Inc., 6.625%, 11/1/20(2)	500,000	493,750
Express Scripts, Inc., 5.25%, 6/15/12(2)	120,000	122,656

31

Shares/ Principal Amount	Value
Express Scripts, Inc., 7.25%, 6/15/19(2)	$240,000	$280,826
HCA Holdings, Inc., 7.75%, 5/15/21(2)	250,000	246,875
HCA, Inc., 6.50%, 2/15/16(2)	200,000	200,500
HCA, Inc., 8.50%, 4/15/19(2)	125,000	135,625
HCA, Inc., 7.875%, 2/15/20(2)	250,000	264,375
HCA, Inc., 7.50%, 2/15/22(2)	375,000	370,313
Healthsouth Corp., 8.125%, 2/15/20(2)	250,000	245,625
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	240,000	259,482
Tenet Healthcare Corp., 8.875%, 7/1/19	600,000	657,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/1/19(2)	75,000	70,313
WellPoint, Inc., 5.80%, 8/15/40(2)	40,000	45,728
		3,485,768
HOTELS, RESTAURANTS AND LEISURE — 0.3%
Ameristar Casinos, Inc., 7.50%, 4/15/21(2)(3)	300,000	301,500
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17(2)	500,000	522,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18(2)	275,000	177,375
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16(2)(3)	75,000	74,625
Dave & Buster’s, Inc., 11.00%, 6/1/18	300,000	309,000
McDonald’s Corp., 5.35%, 3/1/18(2)	130,000	152,876
MGM Resorts International, 6.75%, 9/1/12(2)	400,000	404,000
MGM Resorts International, 7.625%, 1/15/17(2)	125,000	118,750
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(2)	250,000	243,750
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(2)	250,000	281,875
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15(2)	156,000	174,135
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(2)	325,000	351,812
		3,112,198
HOUSEHOLD DURABLES — 0.1%
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16(2)	125,000	99,687
KB Home, 6.25%, 6/15/15(2)	225,000	201,375
Lennar Corp., Series B, 5.60%, 5/31/15(2)	225,000	221,625
Toll Brothers Finance Corp., 6.75%, 11/1/19(2)	150,000	154,564
		677,251
HOUSEHOLD PRODUCTS — 0.2%
Central Garden and Pet Co., 8.25%, 3/1/18	450,000	438,750
Jarden Corp., 6.125%, 11/15/22(2)	500,000	506,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.125%, 4/15/19(2)(3)	500,000	491,250
Yankee Candle Co., Inc., Series B, 8.50%, 2/15/15(2)	200,000	200,500
		1,636,750
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(2)(3)	225,000	240,188
General Electric Co., 5.25%, 12/6/17(2)	190,000	212,649
Harland Clarke Holdings Corp., 9.50%, 5/15/15(2)	320,000	238,400
SPX Corp., 7.625%, 12/15/14(2)	175,000	189,656
		880,893
INSURANCE — 0.2%
Allstate Corp. (The), 7.45%, 5/16/19	130,000	155,535
American International Group, Inc., 3.65%, 1/15/14	40,000	38,681
American International Group, Inc., 5.85%, 1/16/18(2)	190,000	184,020
American International Group, Inc., 8.25%, 8/15/18(2)	60,000	64,275
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	70,000	74,035
CNA Financial Corp., 5.875%, 8/15/20(2)	50,000	50,231
CNA Financial Corp., 5.75%, 8/15/21	30,000	29,876
Genworth Financial, Inc., 7.20%, 2/15/21(2)	40,000	36,609
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	120,000	119,438
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	60,000	61,569

32

Shares/ Principal Amount	Value
International Lease Finance Corp., 8.75%, 3/15/17(2)	$250,000	$252,500
International Lease Finance Corp., 8.25%, 12/15/20(2)	375,000	374,062
Liberty Mutual Group, Inc., 5.00%, 6/1/21(2)(3)	56,000	53,137
Lincoln National Corp., 6.25%, 2/15/20(2)	100,000	106,137
MetLife, Inc., 6.75%, 6/1/16(2)	170,000	193,213
MetLife, Inc., 5.70%, 6/15/35(2)	40,000	42,037
Prudential Financial, Inc., 7.375%, 6/15/19(2)	40,000	45,939
Prudential Financial, Inc., 5.375%, 6/21/20(2)	30,000	31,080
Prudential Financial, Inc., 5.40%, 6/13/35(2)	190,000	173,322
Prudential Financial, Inc., 5.625%, 5/12/41(2)	40,000	36,964
		2,122,660
INTERNET SOFTWARE AND SERVICES†
eBay, Inc., 3.25%, 10/15/20(2)	40,000	39,378
Equinix, Inc., 7.00%, 7/15/21(2)	75,000	77,531
Google, Inc., 2.125%, 5/19/16(2)	70,000	72,273
		189,182
IT SERVICES — 0.1%
First Data Corp., 9.875%, 9/24/15(2)	325,000	296,562
First Data Corp., 7.375%, 6/15/19(2)(3)	350,000	330,750
International Business Machines Corp., 1.95%, 7/22/16	230,000	234,187
SunGard Data Systems, Inc., 10.25%, 8/15/15(2)	200,000	207,000
		1,068,499
MACHINERY — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17(2)	150,000	165,000
Deere & Co., 5.375%, 10/16/29(2)	120,000	146,666
Dematic SA, 8.75%, 5/1/16(2)(3)	125,000	121,875
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21(2)(3)	120,000	118,200
		551,741
MEDIA — 0.8%
AMC Entertainment, Inc., 9.75%, 12/1/20	250,000	228,750
Cablevision Systems Corp., 8.625%, 9/15/17(2)	250,000	262,500
CBS Corp., 4.30%, 2/15/21(2)	110,000	111,203
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18(2)	375,000	390,469
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(2)(3)	200,000	146,000
Cinemark USA, Inc., 8.625%, 6/15/19(2)	150,000	162,000
Clear Channel Communications, Inc., 10.75%, 8/1/16(2)	275,000	174,625
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(2)(3)	350,000	297,500
Comcast Corp., 5.90%, 3/15/16(2)	243,000	277,148
Comcast Corp., 6.50%, 11/15/35(2)	50,000	57,576
Comcast Corp., 6.40%, 5/15/38(2)	80,000	90,969
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	80,000	86,577
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(2)	130,000	135,220
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	230,000	238,864
Discovery Communications LLC, 5.625%, 8/15/19(2)	50,000	56,552
Discovery Communications LLC, 4.375%, 6/15/21(2)	70,000	72,314
DISH DBS Corp., 6.75%, 6/1/21(2)	550,000	539,000
Embarq Corp., 7.08%, 6/1/16(2)	98,000	103,730
Gray Television, Inc., 10.50%, 6/29/15(2)	125,000	116,875
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	750,000	863,437
Lamar Media Corp., 7.875%, 4/15/18(2)	200,000	207,500
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19(2)	250,000	261,875

33

Shares/ Principal Amount	Value
NBCUniversal Media LLC, 5.15%, 4/30/20(2)	$60,000	$64,992
NBCUniversal Media LLC, 4.375%, 4/1/21	150,000	153,688
News America, Inc., 4.50%, 2/15/21(2)	90,000	90,771
News America, Inc., 6.90%, 8/15/39(2)	100,000	115,397
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17(2)	225,000	228,375
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(2)	81,000	92,745
Omnicom Group, Inc., 4.45%, 8/15/20(2)	45,000	45,304
PAETEC Holding Corp., 8.875%, 6/30/17(2)	125,000	135,625
Qwest Corp., 7.50%, 10/1/14(2)	90,000	99,000
Sinclair Television Group, Inc., 8.375%, 10/15/18(2)	250,000	254,375
Sirius XM Radio, Inc., 8.75%, 4/1/15(2)(3)	180,000	196,200
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	210,000	244,330
Time Warner Cable, Inc., 4.00%, 9/1/21(2)	110,000	107,606
Time Warner, Inc., 3.15%, 7/15/15(2)	90,000	93,170
Time Warner, Inc., 4.875%, 3/15/20(2)	130,000	138,460
Time Warner, Inc., 7.70%, 5/1/32(2)	130,000	162,246
Univision Communications, Inc., 6.875%, 5/15/19(2)(3)	225,000	209,813
Viacom, Inc., 4.375%, 9/15/14(2)	80,000	85,846
Virgin Media Secured Finance plc, 5.25%, 1/15/21(2)	50,000	52,375
Wind Acquisition Finance SA, 11.75%, 7/15/17(3)	250,000	216,875
Wind Acquisition Finance SA, 7.25%, 2/15/18(3)	250,000	218,750
WMG Acquisition Corp., 9.50%, 6/15/16	325,000	342,875
		8,229,502
METALS AND MINING — 0.2%
AK Steel Corp., 7.625%, 5/15/20(2)	350,000	320,250
Anglo American Capital plc, 9.375%, 4/8/19(2)(3)	100,000	128,338
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(2)	115,000	112,496
ArcelorMittal, 9.85%, 6/1/19(2)	160,000	173,764
ArcelorMittal, 5.25%, 8/5/20(2)	80,000	70,747
Barrick Finance LLC, 4.40%, 5/30/21	70,000	73,290
FMG Resources Pty Ltd., 6.875%, 2/1/18(2)(3)	500,000	461,250
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(2)	120,000	127,787
Newmont Mining Corp., 6.25%, 10/1/39(2)	70,000	79,971
Novelis, Inc., 8.375%, 12/15/17(2)	300,000	313,500
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	50,000	50,361
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	80,000	81,079
Teck Resources Ltd., 3.15%, 1/15/17	60,000	61,018
Vale Overseas Ltd., 5.625%, 9/15/19(2)	170,000	180,642
Vale Overseas Ltd., 4.625%, 9/15/20	50,000	50,229
		2,284,722
MULTI-UTILITIES — 0.3%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(2)(3)	500,000	533,750
Carolina Power & Light Co., 5.15%, 4/1/15(2)	83,000	92,950
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	59,000	64,677
Dominion Resources, Inc., 6.40%, 6/15/18(2)	120,000	144,457
Dominion Resources, Inc., 4.90%, 8/1/41	40,000	42,143
Duke Energy Corp., 3.95%, 9/15/14(2)	80,000	85,490
Edison International, 3.75%, 9/15/17(2)	90,000	92,154
Energy Future Holdings Corp., 10.875%, 11/1/17(2)	35,000	28,262
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	489,000	506,115
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	180,000	197,337

34

Shares/ Principal Amount	Value
Florida Power Corp., 6.35%, 9/15/37(2)	$170,000	$224,994
GenOn Energy, Inc., 7.625%, 6/15/14(2)	400,000	400,000
GenOn Energy, Inc., 9.50%, 10/15/18(2)	250,000	253,750
Nisource Finance Corp., 4.45%, 12/1/21	40,000	40,458
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	47,000	55,618
PG&E Corp., 5.75%, 4/1/14(2)	40,000	43,700
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	33,843
Sempra Energy, 8.90%, 11/15/13(2)	70,000	78,902
Sempra Energy, 6.50%, 6/1/16(2)	80,000	93,171
Southern California Edison Co., 5.625%, 2/1/36(2)	49,000	61,098
Southern Power Co., 5.15%, 9/15/41	20,000	20,405
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(2)(3)	125,000	104,375
		3,197,649
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(2)	127,000	128,227
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	250,000	277,960
		406,187
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13(2)	50,000	52,612
Xerox Corp., 4.25%, 2/15/15(2)	130,000	135,228
		187,840
OIL, GAS AND CONSUMABLE FUELS — 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	125,000	121,875
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	60,000	67,138
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	140,000	156,474
Arch Coal, Inc., 8.75%, 8/1/16(2)	275,000	301,812
Arch Western Finance LLC, 6.75%, 7/1/13(2)	61,000	61,153
Bill Barrett Corp., 9.875%, 7/15/16(2)	325,000	357,500
BP Capital Markets plc, 3.20%, 3/11/16(2)	70,000	72,773
BP Capital Markets plc, 2.25%, 11/1/16	100,000	99,755
BP Capital Markets plc, 4.50%, 10/1/20(2)	70,000	75,408
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	125,000	132,500
Chesapeake Energy Corp., 6.625%, 8/15/20(2)	300,000	312,000
ConocoPhillips, 5.75%, 2/1/19(2)	160,000	189,780
ConocoPhillips Holding Co., 6.95%, 4/15/29(2)	40,000	53,058
Consol Energy, Inc., 8.00%, 4/1/17(2)	400,000	428,000
Devon Energy Corp., 5.60%, 7/15/41(2)	100,000	113,533
Encore Acquisition Co., 9.50%, 5/1/16(2)	125,000	138,438
EOG Resources, Inc., 5.625%, 6/1/19(2)	120,000	141,825
Hess Corp., 6.00%, 1/15/40(2)	70,000	78,918
Marathon Petroleum Corp., 3.50%, 3/1/16(2)	30,000	30,068
Marathon Petroleum Corp., 5.125%, 3/1/21(2)	90,000	91,785
Nexen, Inc., 5.875%, 3/10/35(2)	50,000	48,317
Peabody Energy Corp., 6.50%, 9/15/20(2)	50,000	50,750
Pemex Project Funding Master Trust, 6.625%, 6/15/35(2)	30,000	33,300
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(2)	140,000	145,928
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	90,000	91,906
Petroleos Mexicanos, 6.00%, 3/5/20(2)	80,000	88,400
Sabine Pass LNG LP, 7.25%, 11/30/13(2)	250,000	248,750
Sabine Pass LNG LP, 7.50%, 11/30/16(2)	400,000	398,500
SandRidge Energy, Inc., 8.75%, 1/15/20(2)	225,000	221,625
Shell International Finance BV, 0.71%, 6/22/12(2)	400,000	401,118
Suncor Energy, Inc., 6.10%, 6/1/18(2)	110,000	128,874

35

Shares/ Principal Amount	Value
Suncor Energy, Inc., 6.85%, 6/1/39(2)	$40,000	$48,667
Talisman Energy, Inc., 7.75%, 6/1/19(2)	160,000	194,623
Talisman Energy, Inc., 3.75%, 2/1/21(2)	50,000	48,580
Venoco, Inc., 8.875%, 2/15/19(2)	140,000	126,000
		5,299,131
PAPER AND FOREST PRODUCTS — 0.1%
Domtar Corp., 9.50%, 8/1/16(2)	250,000	299,375
Georgia-Pacific LLC, 7.70%, 6/15/15(2)	475,000	552,818
Georgia-Pacific LLC, 7.125%, 1/15/17(2)(3)	175,000	182,070
International Paper Co., 4.75%, 2/15/22	40,000	40,621
		1,074,884
PERSONAL PRODUCTS†
Elizabeth Arden, Inc., 7.375%, 3/15/21(2)	145,000	151,888
PHARMACEUTICALS — 0.2%
Abbott Laboratories, 5.30%, 5/27/40(2)	20,000	22,771
AstraZeneca plc, 5.40%, 9/15/12(2)	180,000	187,013
AstraZeneca plc, 5.90%, 9/15/17(2)	180,000	215,716
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(2)(3)	350,000	361,375
Pfizer, Inc., 7.20%, 3/15/39(2)	100,000	140,801
Roche Holdings, Inc., 6.00%, 3/1/19(2)(3)	50,000	60,580
Roche Holdings, Inc., 7.00%, 3/1/39(2)(3)	90,000	124,792
Sanofi, 4.00%, 3/29/21(2)	55,000	59,185
Valeant Pharmaceuticals International, 6.50%, 7/15/16(2)(3)	300,000	291,750
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	160,000	171,997
		1,635,980
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
HCP, Inc., 3.75%, 2/1/16(2)	40,000	40,089
HCP, Inc., 5.375%, 2/1/21	50,000	51,676
Host Hotels & Resorts LP, 6.75%, 6/1/16(2)	300,000	310,125
Kimco Realty Corp., 6.875%, 10/1/19(2)	60,000	67,805
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21(2)	125,000	124,375
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18(2)	500,000	493,125
Simon Property Group LP, 5.10%, 6/15/15(2)	120,000	130,129
UDR, Inc., 4.25%, 6/1/18(2)	70,000	71,695
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	105,000	102,397
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(2)	40,000	38,505
Vornado Realty LP, 5.00%, 1/15/22	60,000	59,719
WEA Finance LLC, 4.625%, 5/10/21(2)(3)	140,000	134,508
		1,624,148
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(2)	100,000	114,750
ProLogis LP, 6.625%, 12/1/19(2)	110,000	118,244
		232,994
ROAD AND RAIL†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(2)	103,000	106,076
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	40,000	42,754
CSX Corp., 4.75%, 5/30/42	60,000	59,353
Union Pacific Corp., 4.75%, 9/15/41	80,000	83,655
		291,838
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Advanced Micro Devices, Inc., 8.125%, 12/15/17(2)	125,000	127,813
Freescale Semiconductor, Inc., 9.25%, 4/15/18(2)(3)	450,000	471,375
		599,188
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(2)	303,000	338,811
Oracle Corp., 5.375%, 7/15/40(2)(3)	260,000	300,175
		638,986

36

Shares/ Principal Amount	Value
SPECIALTY RETAIL — 0.3%
Ashtead Capital, Inc., 9.00%, 8/15/16(2)(3)	$850,000	$879,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(2)	175,000	177,188
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12(2)	88,000	88,440
Hertz Corp. (The), 7.375%, 1/15/21(2)	200,000	199,000
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	50,000	59,726
Michaels Stores, Inc., 11.375%, 11/1/16(2)	250,000	263,750
Petco Animal Supplies, Inc., 9.25%, 12/1/18(2)(3)	225,000	239,062
Rent-A-Center, Inc., 6.625%, 11/15/20(2)	125,000	125,625
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(2)	365,000	371,387
Stewart Enterprises, Inc., 6.50%, 4/15/19(2)	65,000	63,538
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	500,000	541,250
United Rentals (North America), Inc., 8.375%, 9/15/20(2)	250,000	247,500
		3,256,216
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Gap, Inc. (The), 5.95%, 4/12/21(2)	70,000	66,271
Gymboree Corp., 9.125%, 12/1/18(2)	250,000	207,500
Hanesbrands, Inc., 6.375%, 12/15/20(2)	225,000	223,594
Ltd. Brands, Inc., 6.625%, 4/1/21(2)	300,000	314,250
Phillips-Van Heusen Corp., 7.375%, 5/15/20(2)	500,000	533,750
Polymer Group, Inc., 7.75%, 2/1/19(2)(3)	300,000	305,250
		1,650,615
TOBACCO†
Altria Group, Inc., 10.20%, 2/6/39(2)	60,000	86,422
Philip Morris International, Inc., 4.125%, 5/17/21(2)	110,000	119,127
Philip Morris International, Inc., 2.90%, 11/15/21	60,000	58,451
		264,000
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32(2)	80,000	113,016
America Movil SAB de CV, 5.00%, 10/16/19(2)	130,000	139,975
America Movil SAB de CV, 5.00%, 3/30/20(2)	100,000	107,293
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)	270,000	359,362
MetroPCS Wireless, Inc., 7.875%, 9/1/18(2)	250,000	242,500
Nextel Communications, Inc., 7.375%, 8/1/15(2)	500,000	442,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(2)(3)	120,000	107,250
Vodafone Group plc, 5.625%, 2/27/17(2)	30,000	34,581
		1,546,477
TOTAL CORPORATE BONDS (Cost $76,444,611)		78,420,505
U.S. Treasury Securities — 5.7%
U.S. Treasury Bonds, 5.50%, 8/15/28(2)	50,000	68,953
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	200,000	277,656
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	1,890,000	2,377,856
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	400,000	504,625
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(2)	6,419,878	8,499,816
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(2)	690,080	1,069,193
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(2)	913,265	1,216,997
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41(2)	916,922	1,229,034
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(2)	6,932,282	6,957,737
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(2)	2,737,272	2,784,104
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(2)	8,467,864	9,565,376

37

Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21(2)	$4,615,496	$5,110,221
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(2)	2,365,698	2,508,009
U.S. Treasury Notes, 0.50%, 11/30/12(2)	740,000	742,660
U.S. Treasury Notes, 1.375%, 1/15/13(2)	375,000	380,083
U.S. Treasury Notes, 1.25%, 3/15/14(2)	1,620,000	1,654,932
U.S. Treasury Notes, 2.375%, 8/31/14(2)	2,000,000	2,108,906
U.S. Treasury Notes, 2.00%, 1/31/16(2)	1,000,000	1,052,500
U.S. Treasury Notes, 2.00%, 4/30/16(2)	1,800,000	1,895,204
U.S. Treasury Notes, 3.00%, 8/31/16(2)	1,000,000	1,098,360
U.S. Treasury Notes, 2.625%, 4/30/18(2)	220,000	237,153
U.S. Treasury Notes, 3.625%, 2/15/20(2)	1,500,000	1,715,391
U.S. Treasury Notes, 2.125%, 8/15/21(2)	3,000,000	3,018,282
TOTAL U.S. TREASURY SECURITIES (Cost $50,848,620)		56,073,048
U.S. Government Agency Mortgage-Backed Securities(4) — 3.4%
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.4%
FHLMC, 6.50%, 12/1/12(2)	138	142
FHLMC, 7.00%, 6/1/14(2)	7,656	8,129
FHLMC, 4.50%, 1/1/19(2)	317,039	337,463
FHLMC, 5.00%, 1/1/21(2)	308,566	334,232
FHLMC, 5.00%, 4/1/21(2)	524,775	564,326
FHLMC, 7.00%, 8/1/29(2)	2,933	3,361
FHLMC, 8.00%, 7/1/30(2)	19,143	22,697
FHLMC, 5.50%, 12/1/33(2)	188,692	204,710
FHLMC, 6.00%, 11/1/38	2,526,720	2,764,108
FHLMC, 6.50%, 7/1/47(2)	29,957	33,098
FNMA, 6.00%, 4/1/14(2)	11,565	12,511
FNMA, 7.50%, 6/1/15(2)	1,954	1,966
FNMA, 5.50%, 12/1/16(2)	57,964	62,812
FNMA, 4.50%, 5/1/19(2)	190,401	203,648
FNMA, 4.50%, 5/1/19(2)	213,260	228,097
FNMA, 5.00%, 9/1/20(2)	152,015	164,042
FNMA, 7.00%, 6/1/26(2)	932	1,060
FNMA, 7.50%, 3/1/27(2)	14,620	17,038
FNMA, 7.00%, 1/1/29(2)	7,654	8,734
FNMA, 6.50%, 4/1/29(2)	23,604	26,828
FNMA, 6.50%, 8/1/29(2)	18,553	21,088
FNMA, 6.50%, 12/1/29(2)	38,199	43,416
FNMA, 7.00%, 3/1/30(2)	12,794	14,607
FNMA, 8.00%, 7/1/30(2)	12,537	14,730
FNMA, 7.50%, 9/1/30(2)	5,442	6,360
FNMA, 5.00%, 7/1/31	19,528	21,009
FNMA, 7.00%, 9/1/31(2)	20,503	23,421
FNMA, 6.50%, 1/1/32(2)	15,358	17,379
FNMA, 7.00%, 6/1/32(2)	98,870	112,792
FNMA, 6.50%, 8/1/32(2)	20,236	22,899
FNMA, 6.50%, 11/1/32(2)	165,620	186,999
FNMA, 5.50%, 6/1/33(2)	109,889	119,933
FNMA, 5.50%, 8/1/33(2)	104,815	114,395
FNMA, 5.00%, 11/1/33(2)	1,119,253	1,204,622
FNMA, 4.50%, 9/1/35(2)	857,556	908,895
FNMA, 5.00%, 1/1/36	4,417,951	4,752,847
FNMA, 5.00%, 2/1/36(2)	1,039,262	1,118,042
FNMA, 5.50%, 1/1/37	832,079	906,836
FNMA, 5.50%, 2/1/37(2)	505,265	549,870
FNMA, 6.50%, 8/1/37(2)	408,701	448,495
FNMA, 4.50%, 2/1/39	1,480,045	1,566,336
FNMA, 4.00%, 1/1/41	2,145,889	2,254,190
FNMA, 4.50%, 1/1/41	1,211,928	1,289,405
FNMA, 4.50%, 2/1/41	1,405,370	1,487,309
FNMA, 4.00%, 5/1/41	1,228,096	1,280,290
FNMA, 4.50%, 7/1/41	1,426,064	1,518,121
FNMA, 6.50%, 6/1/47(2)	42,220	46,238
FNMA, 6.50%, 8/1/47(2)	105,178	115,189
FNMA, 6.50%, 8/1/47(2)	170,770	187,023
FNMA, 6.50%, 9/1/47(2)	191,610	209,847
FNMA, 6.50%, 9/1/47(2)	11,235	12,304
FNMA, 6.50%, 9/1/47(2)	89,220	97,711
FNMA, 6.50%, 9/1/47(2)	49,737	54,471
FNMA, 6.50%, 9/1/47(2)	68,346	74,851
GNMA, 7.50%, 10/15/25(2)	2,753	3,216
GNMA, 6.00%, 3/15/26(2)	31,669	35,841
GNMA, 7.00%, 12/15/27(2)	5,725	6,616
GNMA, 6.50%, 2/15/28(2)	4,320	5,004
GNMA, 7.00%, 8/15/29(2)	1,989	2,306
GNMA, 7.50%, 5/15/30(2)	3,594	3,881
GNMA, 7.00%, 5/15/31(2)	34,211	39,648
GNMA, 5.50%, 11/15/32(2)	112,855	126,853

38

Shares/ Principal Amount	Value
GNMA, 6.50%, 10/15/38(2)	$1,841,198	$2,105,068
GNMA, 4.00%, 1/20/41	2,377,541	2,532,533
GNMA, 4.50%, 5/20/41	1,445,960	1,571,771
GNMA, 4.50%, 6/15/41	893,956	979,930
		33,213,589
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES†
FHLMC, VRN, 2.61%, 1/15/12	194,301	201,434
FNMA, VRN, 3.39%, 12/25/11	209,120	215,662
		417,096
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $31,586,406)		33,630,685
U.S. Government Agency Securities — 0.7%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 2.875%, 2/9/15(2)	4,500,000	4,801,689
GOVERNMENT-BACKED CORPORATE BONDS(5) — 0.2%
Bank of America Corp., VRN, 0.73%, 1/30/12(2)	700,000	701,648
Citigroup Funding, Inc., VRN, 0.76%, 1/30/12(2)	700,000	701,564
Morgan Stanley, VRN, 0.70%, 12/20/11(2)	700,000	702,495
		2,105,707
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $6,630,423)		6,907,396
Commercial Mortgage-Backed Securities(4) — 0.7%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	569,441	574,481
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/10/11(2)	200,000	220,293
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/10/11(2)	200,000	210,431
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 12/10/11(2)	145,788	150,176
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.43%, 12/15/11(2)(3)	214,585	193,758
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 12/10/11(2)	150,000	150,833
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/10/11(2)	250,000	269,477
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/10/11(2)	550,000	586,405
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	400,000	422,571
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	700,000	745,825
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(2)	325,000	342,875
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(2)	400,000	423,700
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.50%, 12/15/11(2)	200,000	215,586
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 12/15/11(2)	75,000	78,513
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(2)	100,000	93,138
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/15/11(2)	250,000	261,514
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 12/15/11(2)	450,000	476,554
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	150,000	157,277
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	63,072	63,489

39

Shares/ Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A3 SEQ, 4.72%, 1/15/41(2)	$29,040	$29,167
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(2)	79,266	80,160
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(2)	450,000	483,247
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 12/15/11(2)	531,161	538,898
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,699,725)		6,768,368
Municipal Securities — 0.5%
Alameda County Industrial Development Authority Rev., Series 1997 A, (Plyproperties Project), VRDN, 0.21%, 2/1/12 (LOC: Wells Fargo Bank N.A.)(2)	450,000	450,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(2)	60,000	65,459
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)	50,000	64,084
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)	95,000	121,923
California GO, (Building Bonds), 6.65%, 3/1/22(2)	60,000	70,822
California GO, (Building Bonds), 7.30%, 10/1/39(2)	45,000	53,487
California GO, (Building Bonds), 7.60%, 11/1/40(2)	20,000	24,083
Columbus Development Auth. Industrial Rev., (Litho-Krome), VRDN, 0.48%, 12/1/11 (LOC: Bank of America N.A.)(2)	700,000	700,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C1 (Methodist Hospital), VRDN, 0.07%, 12/1/11(2)	450,000	450,000
Illinois GO, 5.88%, 3/1/19(2)	145,000	153,729
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	210,000	188,456
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	40,000	41,619
Jewish Federation of Greater Philadelphia Rev., (National Jewish Federation), VRDN, 0.48%, 12/1/11 (LOC: Bank of America N.A.)	450,000	450,000
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35(2)	50,000	51,951
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(2)	140,000	177,090
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	35,000	40,464
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(2)	75,000	90,183
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	40,000	48,708
Municipal Electric Auth. of Georgia Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(2)	60,000	62,114
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	70,000	96,824
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	30,000	40,448
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(2)	60,000	74,188
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	80,000	88,653
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.26%, 12/15/11 (LOC: FNMA)(2)	275,000	275,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	50,000	61,203

40

Shares/ Principal Amount	Value
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	$135,000	$157,191
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	140,000	163,349
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	70,000	76,472
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	100,000	114,544
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	85,000	99,407
Texas GO, (Building Bonds), 5.52%, 4/1/39(2)	60,000	71,888
Utah Housing Corp. Multifamily Housing Rev., Rev., Series 2004 B, (Tanglewood),VRDN, 0.21%, 12/7/11(2)	400,000	400,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(2)	120,000	137,597
TOTAL MUNICIPAL SECURITIES (Cost $4,857,395)		5,160,936
Collateralized Mortgage Obligations(4) — 0.5%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	184,547	190,973
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(2)	348,865	213,242
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	168,283	172,615
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(2)	135,085	129,536
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 12/25/11(2)	213,914	188,686
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(2)	201,066	209,986
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.12%, 12/18/11	221,324	227,266
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	213,254	202,854
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33(2)	224,557	237,930
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(2)	239,593	252,654
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	263,459	247,570
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	132,084	132,758
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	129,316	129,002
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 12/25/11(2)	162,336	156,276
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A6, VRN, 2.72%, 12/25/11(2)	91,972	90,502
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	289,138	279,736
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(2)	168,660	158,924
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.05%, 12/25/11	234,344	226,187
		3,446,697

41

Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(2)	$900,000	$982,169
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.66%, 12/25/11(2)	31,259	31,313
		1,013,482
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,554,048)		4,460,179
Commercial Paper(6) — 0.3%
Austin, TX, 0.213%, 1/17/12(2)	400,000	400,000
Chicago, IL, 0.436%, 2/2/12	380,000	379,745
Crown Point Capital Co. LLC, 0.233%, 12/15/11(2)(3)	450,000	449,968
Govco LLC, 0.345%, 1/20/12(2)(3)	450,000	449,814
Legacy Capital Co., 0.233%, 12/15/11(2)(3)	450,000	449,968
Lexington Parker Capital, 0.233%, 12/15/11(2)(3)	450,000	449,959
Salvation Army (The), 1.00%, 4/4/12(2)	250,000	250,043
Toyota Motor Credit Corp., 0.355%, 2/17/12(2)	450,000	449,811
TOTAL COMMERCIAL PAPER (Cost $3,278,930)		3,279,308
Sovereign Governments and Agencies — 0.2%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19(2)	390,000	456,690
Brazilian Government International Bond, 5.625%, 1/7/41(2)	80,000	91,000
		547,690
CANADA†
Hydro-Quebec, 8.40%, 1/15/22(2)	37,000	53,287
Province of Ontario Canada, 5.45%, 4/27/16(2)	100,000	116,369
Province of Ontario Canada, 1.60%, 9/21/16(2)	60,000	59,503
		229,159
COLOMBIA†
Republic of Colombia, 4.375%, 7/12/21	50,000	52,625
ITALY†
Republic of Italy, 3.125%, 1/26/15(2)	160,000	138,210
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17(2)	70,000	79,555
United Mexican States, 5.95%, 3/19/19(2)	200,000	235,200
United Mexican States, 5.125%, 1/15/20(2)	70,000	78,680
United Mexican States, 6.05%, 1/11/40(2)	110,000	130,900
		524,335
PERU†
Republic of Peru, 6.55%, 3/14/37(2)	40,000	49,000
POLAND†
Republic of Poland, 5.125%, 4/21/21(2)	170,000	168,725
SOUTH KOREA†
Export-Import Bank of Korea, 3.75%, 10/20/16	100,000	100,426
Korea Development Bank, 3.25%, 3/9/16(2)	80,000	78,478
Korea Development Bank, 4.00%, 9/9/16(2)	70,000	70,903
		249,807
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,856,723)		1,959,551
Exchange-Traded Funds — 0.2%
iShares Russell 2000 Index Fund	3,504	258,280
iShares Russell Midcap Value Index Fund	31,700	1,368,172
iShares S&P SmallCap 600 Index Fund	1,196	80,957
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,648,828)		1,707,409

42

Shares	Value
Convertible Preferred Stocks†
INSURANCE†
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	2,578	$138,052
LEISURE EQUIPMENT AND PRODUCTS†
Callaway Golf Co., Series B, 7.50%	246	23,739
MEDIA†
LodgeNet Interactive Corp., 10.00%(3)	18	14,243
REAL ESTATE INVESTMENT TRUSTS (REITs)†
Entertainment Properties Trust, Series E, 9.00%	783	20,726
Lexington Realty Trust, Series C, 6.50%	414	17,537
		38,263
TOBACCO†
Universal Corp., 6.75%	28	30,492
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $264,045)		244,789

Preferred Stocks†
DIVERSIFIED FINANCIAL SERVICES†
Ally Financial, Inc., 7.00%(3)	131	$91,782
REAL ESTATE INVESTMENT TRUSTS (REITs)†
DuPont Fabros Technology, Inc., Series A, 7.875%	761	19,040
Inland Real Estate Corp., Series A, 8.125%	591	14,539
National Retail Properties, Inc., Series C, 7.375%	1,521	38,040
PS Business Parks, Inc., Series O, 7.375%	606	15,301
		86,920
TOTAL PREFERRED STOCKS (Cost $212,063)		178,702
Temporary Cash Investments — 1.4%
SSgA U.S. Government Money Market Fund (Cost $14,144,253)	14,144,253	14,144,253
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $857,316,630)		987,630,848
OTHER ASSETS AND LIABILITIES — 0.1%		1,393,745
TOTAL NET ASSETS — 100.0%		$989,024,593

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
31,401	CAD for USD	UBS AG	12/30/11	$30,765	$(331)
1,036,006	CAD for USD	UBS AG	12/30/11	1,015,016	(24,817)
405,494	EUR for USD	UBS AG	12/30/11	545,015	(6,541)
12,690	EUR for USD	UBS AG	12/30/11	17,057	(148)
11,062	EUR for USD	UBS AG	12/30/11	14,868	(5)
12,541	EUR for USD	UBS AG	12/30/11	16,856	(6)
356,521	EUR for USD	UBS AG	12/30/11	479,191	(5,751)
1,975,562	GBP for USD	Credit Suisse AG	12/30/11	3,098,666	(40,641)
				$5,217,434	$(78,240)
(Value on Settlement Date $5,139,194)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
2	S&P 500 E-Mini	December 2011	$124,600	$3,672

43

Credit Default Swap Agreements
Counterparty/Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America Investment Grade 16 Index	$3,500,000	Buy	1.00%	6/20/16	$(4,844)	$37,012	$32,168

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
EUR = Euro
FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. - UBS AG
LOC = Letter of Credit
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $157,000.

(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $13,421,100, which represented 1.4% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

44

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $857,316,630)	$987,630,848
Foreign currency holdings, at value (cost of $542,264)	539,051
Deposits with broker for futures contracts	8,000
Receivable for investments sold	6,733,972
Receivable for capital shares sold	1,273,890
Receivable for variation margin on futures contracts	4,950
Swap agreements, at value (including net premiums paid (received) of $(4,844))	32,168
Dividends and interest receivable	3,845,354
Other assets	29,487
1,000,097,720

Liabilities
Payable for investments purchased	5,091,955
Payable for capital shares redeemed	4,824,957
Unrealized loss on forward foreign currency exchange contracts	78,240
Accrued management fees	949,050
Distribution and service fees payable	128,925
11,073,127

Net Assets	$989,024,593

Net Assets Consist of:
Capital (par value and paid-in surplus)	$887,840,163
Undistributed net investment income	11,090,214
Accumulated net realized loss	(40,204,081)
Net unrealized appreciation	130,298,297
$989,024,593

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$445,035,259	59,691,092	$7.46
Institutional Class, $0.01 Par Value	$127,982,675	17,197,486	$7.44
A Class, $0.01 Par Value	$332,328,873	44,485,339	$7.47*
B Class, $0.01 Par Value	$10,982,168	1,481,638	$7.41
C Class, $0.01 Par Value	$54,469,552	7,365,944	$7.39
R Class, $0.01 Par Value	$18,226,066	2,441,075	$7.47
*Maximum offering price $7.93 (net asset value divided by 0.9425)

See Notes to Financial Statements.

45

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $369,781)	$15,046,753
Interest (net of foreign taxes withheld of $480)	10,539,418
25,586,171

Expenses:
Management fees	12,489,498
Distribution and service fees:
A Class	902,596
B Class	122,373
C Class	584,977
R Class	97,141
Directors’ fees and expenses	67,211
Other expenses	2,291
14,266,087

Net investment income (loss)	11,320,084

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(24,577))	71,875,531
Futures contract transactions	238,578
Swap agreement transactions	(17,155)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $96,532)	96,575
72,193,529

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(135,239))	(50,035,917)
Futures contracts	(49,850)
Swap agreements	37,012
Translation of assets and liabilities in foreign currencies	(64,804)
(50,113,559)

Net realized and unrealized gain (loss)	22,079,970

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,400,054

See Notes to Financial Statements.

46

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$11,320,084	$9,810,403
Net realized gain (loss)	72,193,529	80,990,705
Change in net unrealized appreciation (depreciation)	(50,113,559)	22,054,361
Net increase (decrease) in net assets resulting from operations	33,400,054	112,855,469

Distributions to Shareholders
From net investment income:
Investor Class	(5,534,677)	(5,560,067)
Institutional Class	(2,003,287)	(2,218,086)
A Class	(2,221,527)	(2,735,467)
R Class	(30,262)	(27,357)
Decrease in net assets from distributions	(9,789,753)	(10,540,977)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(73,628,835)	(43,313,389)

Net increase (decrease) in net assets	(50,018,534)	59,001,103

Net Assets
Beginning of period	1,039,043,127	980,042,024
End of period	$989,024,593	$1,039,043,127

Undistributed net investment income	$11,090,214	$9,436,538

See Notes to Financial Statements.

47

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

48

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

49

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.19% for the Investor Class, A Class, B Class, C Class and R Class and 0.99% for the Institutional Class.

50

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2011 totaled $946,255,600, of which $84,045,586 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 totaled $1,002,912,058, of which $101,343,084 represented U.S. Treasury and Government Agency obligations.

51

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	11,276,415	$86,620,589	13,054,189	$89,527,217
Issued in reinvestment of distributions	709,441	5,436,776	811,445	5,464,485
Redeemed	(17,793,077)	(136,227,441)	(13,604,413)	(92,358,731)
	(5,807,221)	(44,170,076)	261,221	2,632,971
Institutional Class/Shares Authorized	75,000,000		150,000,000
Sold	5,106,236	39,174,230	4,776,531	32,531,939
Issued in reinvestment of distributions	260,941	1,996,170	328,133	2,210,393
Redeemed	(4,905,519)	(36,951,958)	(7,582,186)	(50,154,224)
	461,658	4,218,442	(2,477,522)	(15,411,892)
A Class/Shares Authorized	225,000,000		225,000,000
Sold	9,674,819	74,521,512	10,071,740	68,263,116
Issued in reinvestment of distributions	282,825	2,167,891	397,433	2,671,763
Redeemed	(13,828,317)	(106,430,053)	(15,618,895)	(106,415,169)
	(3,870,673)	(29,740,650)	(5,149,722)	(35,480,290)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	25,086	195,165	35,095	238,312
Redeemed	(263,178)	(1,998,795)	(336,430)	(2,279,765)
	(238,092)	(1,803,630)	(301,335)	(2,041,453)
C Class/Shares Authorized	50,000,000		25,000,000
Sold	1,368,988	10,469,247	1,665,358	11,299,213
Redeemed	(1,686,151)	(12,733,927)	(1,540,858)	(10,411,129)
	(317,163)	(2,264,680)	124,500	888,084
R Class/Shares Authorized	25,000,000		25,000,000
Sold	741,765	5,711,419	1,310,408	8,858,371
Issued in reinvestment of distributions	3,964	30,166	4,108	27,357
Redeemed	(725,633)	(5,609,826)	(416,051)	(2,786,537)
	20,096	131,759	898,465	6,099,191
Net increase (decrease)	(9,751,395)	$(73,628,835)	(6,644,393)	$(43,313,389)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

52

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$562,244,073	—	—
Foreign Common Stocks	36,347,937	$176,103,709	—
Corporate Bonds	—	78,420,505	—
U.S. Treasury Securities	—	56,073,048	—
U.S. Government Agency Mortgage-Backed Securities	—	33,630,685	—
U.S. Government Agency Securities	—	6,907,396	—
Commercial Mortgage-Backed Securities	—	6,768,368	—
Municipal Securities	—	5,160,936	—
Collateralized Mortgage Obligations	—	4,460,179	—
Commercial Paper	—	3,279,308	—
Sovereign Governments and Agencies	—	1,959,551	—
Exchange-Traded Funds	1,707,409	—	—
Convertible Preferred Stocks	—	244,789	—
Preferred Stocks	—	178,702	—
Temporary Cash Investments	14,144,253	—	—
Total Value of Investment Securities	$614,443,672	$373,187,176	—

Other Financial Instruments
Swap Agreements	—	$37,012	—
Futures Contracts	$3,672	—	—
Forward Foreign Currency Exchange Contracts	—	(78,240)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$3,672	$(41,228)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund began investing in credit risk derivative instruments in March 2011. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since March 2011.

53

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund frequently utilized equity price risk derivative instruments throughout the reporting period though the amounts held at period end as disclosed on the Schedule of Investments were lower than the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period the fund regularly held interest rate risk derivative instruments though none were held at period end.

54

Value of Derivative Instruments as of November 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$32,168	Swap agreements	—
Equity Price Risk	Receivable for variation margin on futures contracts	4,950	Payable for variation margin on futures contracts	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$78,240
		$37,118		$78,240

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(17,155)	Change in net unrealized appreciation (depreciation) on swap agreements	$37,012
Equity Price Risk	Net realized gain (loss) on futures contract transactions	125,958	Change in net unrealized appreciation (depreciation) on futures contracts	(40,215)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	272,461	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(78,240)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	112,620	Change in net unrealized appreciation (depreciation) on futures contracts	(9,635)
		$493,884		$(91,078)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 20, 2011, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2011:

Investor	Institutional	A	B	C	R
$0.0700	$0.0845	$0.0520	—	—	$0.0340

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$9,789,753	$10,540,977
Long-term capital gains	—	—

55

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$886,219,428
Gross tax appreciation of investments	$130,814,409
Gross tax depreciation of investments	(29,402,989)
Net tax appreciation (depreciation) of investments	$101,411,420
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$60,896
Other book-to-tax adjustments	(202,032)
Net tax appreciation (depreciation)	$101,270,284
Undistributed ordinary income	$11,281,759
Accumulated capital losses	$(8,543,664)
Capital loss deferral	$(2,823,949)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

56

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$7.30	0.09	0.15	0.24	(0.08)	—	(0.08)	$7.46	3.32%	1.20%	1.19%	91%	$445,035
2010	$6.59	0.08	0.72	0.80	(0.09)	—	(0.09)	$7.30	12.18%	1.21%	1.11%	98%	$478,255
2009	$5.29	0.08	1.32	1.40	(0.10)	—	(0.10)	$6.59	26.83%	1.21%	1.43%	134%	$429,634
2008	$9.47	0.11	(3.03)	(2.92)	(0.13)	(1.13)	(1.26)	$5.29	(35.37)%	1.19%	1.57%	146%	$350,838
2007	$8.82	0.12	1.21	1.33	(0.13)	(0.55)	(0.68)	$9.47	16.17%	1.18%	1.32%	136%	$659,190
Institutional Class
2011	$7.30	0.11	0.15	0.26	(0.12)	—	(0.12)	$7.44	3.46%	1.00%	1.39%	91%	$127,983
2010	$6.60	0.09	0.72	0.81	(0.11)	—	(0.11)	$7.30	12.46%	1.01%	1.31%	98%	$122,223
2009	$5.31	0.09	1.31	1.40	(0.11)	—	(0.11)	$6.60	26.78%	1.01%	1.63%	134%	$126,801
2008	$9.49	0.13	(3.03)	(2.90)	(0.15)	(1.13)	(1.28)	$5.31	(35.14)%	0.99%	1.77%	146%	$80,646
2007	$8.84	0.14	1.20	1.34	(0.14)	(0.55)	(0.69)	$9.49	16.39%	0.98%	1.52%	136%	$134,722
A Class(3)
2011	$7.30	0.07	0.15	0.22	(0.05)	—	(0.05)	$7.47	2.94%	1.45%	0.94%	91%	$332,329
2010	$6.57	0.06	0.72	0.78	(0.05)	—	(0.05)	$7.30	11.96%	1.46%	0.86%	98%	$352,882
2009	$5.28	0.07	1.30	1.37	(0.08)	—	(0.08)	$6.57	26.38%	1.46%	1.18%	134%	$351,285
2008	$9.44	0.10	(3.03)	(2.93)	(0.10)	(1.13)	(1.23)	$5.28	(35.44)%	1.44%	1.32%	146%	$273,892
2007	$8.79	0.10	1.20	1.30	(0.10)	(0.55)	(0.65)	$9.44	15.91%	1.43%	1.07%	136%	$353,946

57

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2011	$7.25	0.01	0.15	0.16	—	—	—	$7.41	2.21%	2.20%	0.19%	91%	$10,982
2010	$6.52	0.01	0.72	0.73	—	—	—	$7.25	11.20%	2.21%	0.11%	98%	$12,471
2009	$5.25	0.02	1.29	1.31	(0.04)	—	(0.04)	$6.52	25.22%	2.21%	0.43%	134%	$13,183
2008	$9.38	0.04	(3.00)	(2.96)	(0.04)	(1.13)	(1.17)	$5.25	(35.89)%	2.19%	0.57%	146%	$9,768
2007	$8.74	0.03	1.20	1.23	(0.04)	(0.55)	(0.59)	$9.38	14.94%	2.18%	0.32%	136%	$13,382
C Class
2011	$7.24	0.01	0.14	0.15	—	—	—	$7.39	2.07%	2.20%	0.19%	91%	$54,470
2010	$6.51	0.01	0.72	0.73	—	—	—	$7.24	11.21%	2.21%	0.11%	98%	$55,588
2009	$5.23	0.02	1.30	1.32	(0.04)	—	(0.04)	$6.51	25.51%	2.21%	0.43%	134%	$49,193
2008	$9.36	0.04	(3.00)	(2.96)	(0.04)	(1.13)	(1.17)	$5.23	(35.98)%	2.19%	0.57%	146%	$27,826
2007	$8.72	0.03	1.20	1.23	(0.04)	(0.55)	(0.59)	$9.36	14.98%	2.18%	0.32%	136%	$32,578
R Class
2011	$7.28	0.05	0.15	0.20	(0.01)	—	(0.01)	$7.47	2.78%	1.70%	0.69%	91%	$18,226
2010	$6.53	0.04	0.73	0.77	(0.02)	—	(0.02)	$7.28	11.78%	1.71%	0.61%	98%	$17,624
2009	$5.25	0.05	1.30	1.35	(0.07)	—	(0.07)	$6.53	26.02%	1.71%	0.93%	134%	$9,947
2008	$9.40	0.08	(3.02)	(2.94)	(0.08)	(1.13)	(1.21)	$5.25	(35.68)%	1.69%	1.07%	146%	$4,160
2007	$8.77	0.08	1.18	1.26	(0.08)	(0.55)	(0.63)	$9.40	15.38%	1.68%	0.82%	136%	$1,905

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

58

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

59

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

60

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

61

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

62

Appropval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

63

Nature, Extent and Quality of Services — Generally.  Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

64

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

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Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

66

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For corporate taxpayers, the fund hereby designates $9,585,244, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2011 as qualified for the corporate dividends received deduction.

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Notes

70

Notes

71

Notes

72

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74141   1201

ANNUAL REPORT     NOVEMBER 30, 2011

Strategic Allocation: Moderate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	52
Statement of Operations	53
Statement of Changes in Net Assets	54
Notes to Financial Statements	55
Financial Highlights	64
Report of Independent Registered Public Accounting Firm	66
Management	67
Approval of Management Agreement	70
Additional Information	75

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

U.S. Stocks Advanced Despite Wide Swings in Market Sentiment

The U.S. stock market weathered significant volatility during the 12 months ended November 30, 2011, to post positive results overall. Stocks rallied throughout the first five months of the period as improving economic data and better-than-expected corporate profits provided a boost to investor confidence.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt weighed on investor confidence. The market declined sharply in the third quarter of 2011, then remained volatile over the last two months of the period as uncertain investors reacted to the latest economic data and developments in Europe.

Large-cap stocks paced the market’s overall advance (see the table below), while growth shares outperformed value-oriented issues across all market capitalizations.

Foreign Stocks Declined

In contrast to the U.S. market, international stocks fell during the 12-month period. Much of the decline stemmed from the expanding European sovereign debt crisis, which sparked concerns about government defaults and a broad global economic slowdown. Although European stocks fell, markets in Japan and the Pacific Rim posted larger declines because of their export-driven economies. For similar reasons, emerging markets suffered double-digit declines for the period.

Broad Gains for U.S. Bonds

The U.S. bond market gained ground for the 12-month period. The bulk of the bond market’s advance occurred during the final six months of the period as weaker economic conditions and concerns about fiscal deficits worldwide boosted demand for bonds. Treasury bonds benefited the most as investors fled riskier assets and shifted into the relative safety of the Treasury market, driving Treasury yields down to historically low levels.

Although Treasury bonds generated the best returns, corporate bonds and mortgage-backed securities also posted solid gains for the 12 months. In particular, corporate bonds benefited from improving economic conditions during the first half of the period and held up over the last six months despite the trend toward risk aversion.

Market Returns
For the 12 months ended November 30, 2011
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	7.38%	Barclays Capital U.S. Aggregate Bond Index	5.52%
Russell Midcap Index	5.39%	Barclays Capital U.S. Corporate High-Yield Bond Index	4.12%
Russell 2000 Index (small-cap)	2.75%	U.S. Money Market
Foreign Stocks		Barclays Capital U.S. 1-3 Month Treasury Bill Index	0.09%
MSCI EAFE Index	-4.12%
MSCI Emerging Markets Index	-11.54%

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	4.42%	2.64%	5.20%	6.58%	2/15/96
S&P 500 Index	—	7.83%	-0.18%	2.91%	6.22%(1)	—
Barclays Capital U.S. Aggregate Bond Index	—	5.52%	6.14%	5.59%	6.25%(1)	—
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.09%	1.45%	1.87%	3.06%(1)	—
Institutional Class	ASAMX	4.63%	2.85%	5.41%	4.22%	8/1/00
A Class(2) No sales charge* With sales charge*	ACOAX	4.17% -1.77%	2.39% 1.18%	4.93% 4.31%	6.16% 5.75%	10/2/96
B Class No sales charge* With sales charge*	ASTBX	3.39% -0.61%	1.62% 1.43%	— —	4.26% 4.26%	9/30/04
C Class	ASTCX	3.38%	1.62%	4.18%	4.54%	10/2/01
R Class	ASMRX	3.91%	2.11%	—	5.42%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.08%	0.88%	1.33%	2.08%	2.08%	1.58%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, Irina Torelli, and Scott Wilson

Performance Summary

Strategic Allocation: Moderate returned 4.42%* for the fiscal year ended November 30, 2011. The fund’s return reflected positive performance for most of the asset classes represented in the portfolio, including U.S. stocks, U.S. and international bonds, and cash-equivalent investments. The only exception was foreign stocks, which declined for the 12-month period.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. When the 12-month period began, the fund had a modest underweight position in stocks and a corresponding overweight position in bonds relative to its neutral asset mix. This defensive tactical allocation had been in place for several years, reflecting the uncertain economic environment that has prevailed since the credit crisis in 2008.

Shortly after the period began, however, we shifted the fund’s tactical allocation back to a neutral position by eliminating the underweight position in stocks and overweight position in bonds. The primary reason behind this change was equity market valuations, which had become increasingly attractive, especially compared to other asset classes.

Stock Portion Advanced

The equity portion of Strategic Allocation: Moderate generated solid gains for the reporting period. Mirroring the broad stock market, the fund’s large-cap stocks outperformed, while its mid- and small-cap equity holdings posted more modest returns. The top-performing segment, however, was the fund’s strategic weighting in real estate investment trusts (REITs), which produced double-digit gains for the 12-month period thanks to strong demand for the relatively high dividend yields in the REITs sector.

For much of the reporting period, we maintained a tactical overweight in large- and mid-cap growth stocks, along with a corresponding underweight in large- and mid-cap value issues. This positioning paid off as growth stocks consistently outperformed value shares over the 12 months. Late in the period, however, we gradually removed the growth overweight and value underweight, shifting back to neutral weightings throughout the fund’s equity holdings.

Stock selection among value stocks and international equities in developed markets contributed favorably to fund performance. In contrast, stock selection among the fund’s growth-oriented holdings, particularly in the mid-cap segment, detracted from performance.

*All fund returns referenced in this commentary are for Investor Class shares.

Bond Component Also Gained Ground

Strategic Allocation: Moderate’s bond holdings posted positive results during the 12-month period. From a sector allocation perspective, an overweight position in corporate bonds added value during the first half of the period, when corporate securities were the best performers in the bond market. We reduced the fund’s corporate bond holdings halfway through the period, taking some risk off the table. At the same time, we increased the fund’s position in residential mortgage-backed securities. This shift contributed positively to performance as mortgage-backed securities outperformed corporate bonds over the last six months.

On the downside, an underweight position in Treasury securities detracted from results, particularly in the last half of the period. In addition, a modest position in commercial mortgage-backed securities weighed on performance as these securities underperformed relative to the benchmark during the reporting period.

For much of the period, the bond component was positioned for a flatter yield curve (a narrower gap between long- and short-term Treasury yields). Although this positioning detracted early in the period, it added value over the last six months as the yield curve flattened considerably during the Treasury market rally. As a result, we eliminated this yield curve positioning from the portfolio in September.

The fund’s strategic exposure to international bonds and Treasury inflation-protected securities (TIPS) contributed favorably to performance. TIPS posted double-digit gains as the U.S. inflation rate (as measured by the consumer price index) increased to 3.5% for the 12-month period, up from 1.2% for the prior 12 months. Foreign bonds rallied as global economic conditions weakened.

Outlook

Our tactical asset allocation decisions are based in part on a disciplined quantitative process that provides insight into the relative attractiveness of various asset classes. We enlist similar processes to aid in the decision to take size, sector, and style tilts within these asset classes. Based on this framework, we currently find stocks attractive relative to bonds and cash-equivalents. The primary driver is market valuation—equities continue to appear undervalued compared with any alternative, even after adjusting for risk.

Having said that, the fact that we view stocks as undervalued doesn’t necessarily make them attractive for immediate purchase. After all, an undervalued equity market can always get even more undervalued. Currently, the economic landscape is a major concern and undermines the short-term allure of stocks, as do investor sentiment and market momentum.

Our conclusion—although stocks appear to be significantly undervalued in the near term, economic and other forces affecting the financial markets mitigate that view to a large extent. Consequently, the fund remains neutrally positioned across all asset classes as we move into 2012.

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Equity Holdings	% of net assets
Exxon Mobil Corp.	1.3%
Chevron Corp.	0.9%
Apple, Inc.	0.9%
Pfizer, Inc.	0.7%
AT&T, Inc.	0.6%
Johnson & Johnson	0.6%
Wells Fargo & Co.	0.6%
International Business Machines Corp.	0.6%
Microsoft Corp.	0.5%
Intel Corp.	0.5%

Geographic Composition of Equity Holdings	% of net assets
United States	48.5%
United Kingdom	2.3%
Japan	1.4%
Switzerland	1.3%
Other Countries	10.9%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.4 years
Average Duration (effective)	4.6 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	48.3%
Foreign Common Stocks	15.9%
U.S. Treasury Securities	9.3%
Corporate Bonds	8.5%
U.S. Government Agency Mortgage-Backed Securities	5.8%
Sovereign Governments and Agencies	2.8%
Commercial Paper	1.9%
Municipal Securities	1.8%
U.S. Government Agency Securities	1.5%
Commercial Mortgage-Backed Securities	1.1%
Collateralized Mortgage Obligations	0.7%
Exchange-Traded Funds	0.2%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Asset-Backed Securities	—*
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.5)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period* 6/1/11 – 11/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$947.20	$5.22	1.07%
Institutional Class	$1,000	$948.10	$4.25	0.87%
A Class	$1,000	$945.90	$6.44	1.32%
B Class	$1,000	$942.40	$10.08	2.07%
C Class	$1,000	$942.50	$10.08	2.07%
R Class	$1,000	$944.70	$7.65	1.57%
Hypothetical
Investor Class	$1,000	$1,019.70	$5.42	1.07%
Institutional Class	$1,000	$1,020.71	$4.41	0.87%
A Class	$1,000	$1,018.45	$6.68	1.32%
B Class	$1,000	$1,014.69	$10.45	2.07%
C Class	$1,000	$1,014.69	$10.45	2.07%
R Class	$1,000	$1,017.20	$7.94	1.57%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2011

	Shares/ Principal Amount	Value
Common Stocks — 64.2%
AEROSPACE AND DEFENSE — 1.6%
AAR Corp.	1,789	$32,667
Alliant Techsystems, Inc.	1,358	79,905
American Science & Engineering, Inc.	1,824	133,535
Astronics Corp.(1)	875	31,203
BE Aerospace, Inc.(1)	52,600	2,048,770
Ceradyne, Inc.(1)	646	19,212
Curtiss-Wright Corp.	3,122	102,870
European Aeronautic Defence and Space Co. NV	47,790	1,433,239
Exelis Inc.	47,795	427,287
General Dynamics Corp.	34,287	2,264,999
Hexcel Corp.(1)	15,903	396,303
Honeywell International, Inc.	43,802	2,371,878
Huntington Ingalls Industries, Inc.(1)	7,717	245,015
Lockheed Martin Corp.	5,170	404,036
Moog, Inc., Class A(1)	1,000	41,820
National Presto Industries, Inc.	856	80,866
Northrop Grumman Corp.	42,675	2,435,462
Orbital Sciences Corp.(1)	1,665	24,725
Precision Castparts Corp.	6,654	1,096,247
Raytheon Co.	20,440	931,451
Safran SA	34,480	1,021,937
Teledyne Technologies, Inc.(1)	583	33,044
Textron, Inc.	20,287	394,176
TransDigm Group, Inc.(1)	24,400	2,352,648
Triumph Group, Inc.	4,976	296,022
United Technologies Corp.	71,888	5,506,621
Zodiac Aerospace	13,470	1,104,736
		25,310,674
AIR FREIGHT AND LOGISTICS — 0.4%
Forward Air Corp.	1,016	32,613
Hyundai Glovis Co. Ltd.	5,218	1,043,242
United Parcel Service, Inc., Class B	63,701	4,570,547
		5,646,402
AIRLINES — 0.1%
Alaska Air Group, Inc.(1)	884	61,367
Allegiant Travel Co.(1)	937	48,799
Southwest Airlines Co.	179,876	1,507,361
		1,617,527
AUTO COMPONENTS — 0.5%
American Axle & Manufacturing Holdings, Inc.(1)	22,128	194,063
Autoliv, Inc.	14,194	756,256
BorgWarner, Inc.(1)	42,877	2,826,452
Cooper Tire & Rubber Co.	4,250	56,950
Dana Holding Corp.(1)	4,069	50,700
Mando Corp.	3,660	666,097
Pirelli & C SpA	138,860	1,307,167
Standard Motor Products, Inc.	727	14,198
Tenneco, Inc.(1)	1,698	49,174
TRW Automotive Holdings Corp.(1)	36,220	1,182,945
		7,104,002
AUTOMOBILES — 0.8%
Bayerische Motoren Werke AG	12,920	972,615
Brilliance China Automotive Holdings Ltd.(1)	498,000	584,073
Daihatsu Motor Co. Ltd.	104,000	1,827,902
Ford Motor Co.(1)	328,708	3,484,305
Harley-Davidson, Inc.	21,933	806,477
Hyundai Motor Co.	9,370	1,816,337
Kia Motors Corp.	15,970	1,013,192
PT Astra International Tbk	99,500	799,944
Tata Motors Ltd.	136,701	469,600
		11,774,445
BEVERAGES — 1.3%
Anheuser-Busch InBev NV	24,065	1,439,614
Boston Beer Co., Inc., Class A(1)	1,875	187,331
Cia de Bebidas das Americas Preference Shares ADR	39,613	1,361,895
Coca-Cola Co. (The)	66,862	4,495,132
Coca-Cola Enterprises, Inc.	71,642	1,871,289
Constellation Brands, Inc., Class A(1)	90,217	1,756,525
Dr Pepper Snapple Group, Inc.	79,515	2,904,683
Fomento Economico Mexicano SAB de CV ADR	10,417	710,544

Shares/ Principal Amount	Value
Hansen Natural Corp.(1)	3,431	$316,338
PepsiCo, Inc.	63,203	4,044,992
Pernod-Ricard SA	9,699	913,532
Primo Water Corp.(1)	10,742	32,978
		20,034,853
BIOTECHNOLOGY — 1.0%
Acorda Therapeutics, Inc.(1)	1,215	28,127
Alexion Pharmaceuticals, Inc.(1)	39,048	2,681,036
Alkermes plc(1)	2,798	42,782
Amgen, Inc.	94,508	5,472,958
ARIAD Pharmaceuticals, Inc.(1)	4,042	48,868
Biogen Idec, Inc.(1)	10,432	1,199,158
Cepheid, Inc.(1)	18,892	647,996
Cubist Pharmaceuticals, Inc.(1)	1,781	68,693
Exelixis, Inc.(1)	3,981	18,353
Gilead Sciences, Inc.(1)	38,927	1,551,241
Grifols SA(1)	56,894	919,473
Halozyme Therapeutics, Inc.(1)	2,565	24,316
ImmunoGen, Inc.(1)	1,646	19,999
Incyte Corp. Ltd.(1)	2,692	37,069
InterMune, Inc.(1)	764	13,874
Ironwood Pharmaceuticals, Inc.(1)	1,602	19,336
Isis Pharmaceuticals, Inc.(1)	3,046	22,601
Medivation, Inc.(1)	5,833	268,026
Momenta Pharmaceuticals, Inc.(1)	1,433	21,552
NPS Pharmaceuticals, Inc.(1)	2,717	15,433
Onyx Pharmaceuticals, Inc.(1)	1,884	83,084
PDL BioPharma, Inc.	3,659	23,418
Seattle Genetics, Inc.(1)	2,953	49,108
Theravance, Inc.(1)	1,718	40,098
United Therapeutics Corp.(1)	40,537	1,658,369
		14,974,968
BUILDING PRODUCTS†
Apogee Enterprises, Inc.	4,473	47,414
Nortek, Inc.(1)	200	4,400
Simpson Manufacturing Co., Inc.	766	25,354
		77,168
CAPITAL MARKETS — 1.0%
Affiliated Managers Group, Inc.(1)	15,344	1,451,082
American Capital Ltd.(1)	96,400	671,908
Ameriprise Financial, Inc.	27,610	1,267,575
Apollo Investment Corp.	3,820	27,542
Ares Capital Corp.	2,190	34,076
Artio Global Investors, Inc.	3,873	22,696
Bank of New York Mellon Corp. (The)	106,436	2,071,245
BGC Partners, Inc., Class A	1,845	11,660
BlackRock Kelso Capital Corp.	2,189	19,044
BlackRock, Inc.	9,931	1,708,529
Fifth Street Finance Corp.	2,303	22,523
Franklin Resources, Inc.	4,265	429,997
Goldman Sachs Group, Inc. (The)	15,280	1,464,741
Hercules Technology Growth Capital, Inc.	3,414	32,228
HFF, Inc., Class A(1)	4,666	52,353
Janus Capital Group, Inc.	90,601	597,967
KKR & Co. LP	63,600	815,988
Knight Capital Group, Inc., Class A(1)	2,008	25,361
Legg Mason, Inc.	12,545	332,819
MCG Capital Corp.	3,404	15,046
Morgan Stanley	34,710	513,361
Northern Trust Corp.	54,056	2,034,127
PennantPark Investment Corp.	5,210	55,226
Prospect Capital Corp.	2,628	24,388
State Street Corp.	7,406	293,648
T. Rowe Price Group, Inc.	11,400	647,064
Triangle Capital Corp.	4,915	89,011
UBS AG(1)	64,230	789,539
Waddell & Reed Financial, Inc.	3,058	83,116
WisdomTree Investments, Inc.(1)	6,963	43,380
		15,647,240
CHEMICALS — 1.5%
A. Schulman, Inc.	638	13,187
Air Liquide SA	9,382	1,190,806
Airgas, Inc.	10,200	784,890
Albemarle Corp.	19,800	1,079,694
Balchem Corp.	864	35,856
BASF SE	13,530	983,419

Shares/ Principal Amount	Value
CF Industries Holdings, Inc.	12,785	$1,787,343
China BlueChemical Ltd. H Shares	656,000	528,643
Christian Hansen Holding A/S	36,213	766,889
Cytec Industries, Inc.	519	24,476
E.I. du Pont de Nemours & Co.	44,416	2,119,531
Ferro Corp.(1)	2,033	11,812
Flotek Industries, Inc.(1)	6,154	56,063
Georgia Gulf Corp.(1)	1,348	25,895
H.B. Fuller Co.	3,944	90,949
Hawkins, Inc.	781	30,857
Innophos Holdings, Inc.	996	49,053
Intrepid Potash, Inc.(1)	523	12,113
Kraton Performance Polymers, Inc.(1)	1,263	26,548
LG Chem Ltd.	1,816	539,219
Mexichem SAB de CV	123,251	431,151
Minerals Technologies, Inc.	9,809	568,922
Monsanto Co.	51,828	3,806,767
NewMarket Corp.	362	71,636
Olin Corp.	21,442	407,398
OM Group, Inc.(1)	1,461	33,238
Potash Corp. of Saskatchewan, Inc.	22,840	995,604
PPG Industries, Inc.	23,652	2,075,463
Rockwood Holdings, Inc.(1)	38,038	1,694,973
Sensient Technologies Corp.	512	19,338
Syngenta AG(1)	6,770	1,996,809
Umicore SA	19,540	841,543
W.R. Grace & Co.(1)	753	31,377
		23,131,462
COMMERCIAL BANKS — 2.9%
Agricultural Bank of China Ltd. H Shares	580,000	249,338
American National Bankshares, Inc.	1,970	36,543
Banco Bilbao Vizcaya Argentaria SA	130,583	1,108,368
Banco do Brasil SA	63,400	848,442
Banco Latinoamericano de Comercio Exterior SA E Shares	2,733	44,712
Bank of Nova Scotia	16,430	830,400
BOK Financial Corp.	1,234	67,685
Boston Private Financial Holdings, Inc.	6,954	54,033
Bryn Mawr Bank Corp.	997	18,454
Cardinal Financial Corp.	2,104	22,492
Cathay General Bancorp.	3,704	51,374
CIMB Group Holdings Bhd	175,300	403,807
City National Corp.	7,892	334,779
Comerica, Inc.	44,434	1,120,625
Commerce Bancshares, Inc.	25,302	941,988
Commonwealth Bank of Australia	29,962	1,502,770
Community Bank System, Inc.	1,067	28,190
Credicorp Ltd.	8,621	936,413
Cullen/Frost Bankers, Inc.	8,587	434,245
CVB Financial Corp.	2,626	25,814
DBS Group Holdings Ltd.	86,000	856,238
East West Bancorp., Inc.	29,265	572,716
F.N.B. Corp.	3,105	33,099
First Financial Bancorp	1,482	23,534
First Horizon National Corp.	22,315	171,825
First Interstate Bancsystem, Inc.	2,200	25,916
FirstMerit Corp.	6,873	100,415
Fulton Financial Corp.	14,077	131,761
HDFC Bank Ltd. ADR	21,590	597,179
HDFC Bank Ltd.	80,864	695,183
Heritage Financial Corp.	3,834	47,312
Home Bancshares, Inc.	3,003	74,655
HSBC Holdings plc	123,397	973,190
IBERIABANK Corp.	506	25,209
ICICI Bank Ltd.	11,854	166,110
Industrial & Commercial Bank of China Ltd. H Shares	2,372,700	1,407,140
Itau Unibanco Holding SA Preference Shares	66,100	1,166,030
Kasikornbank PCL NVDR	414,000	1,592,850
Lakeland Financial Corp.	2,089	51,222
Lloyds Banking Group plc(1)	1,435,810	564,796
Mitsubishi UFJ Financial Group, Inc.	247,500	1,075,253
National Bankshares, Inc.	1,334	36,485
Old National Bancorp.	2,801	31,427
Pacific Continental Corp.	3,400	32,198
Park Sterling Corp.(1)	8,722	33,929

Shares/ Principal Amount	Value
Pinnacle Financial Partners, Inc.(1)	1,783	$26,727
PNC Financial Services Group, Inc.	35,550	1,927,165
Powszechna Kasa Oszczednosci Bank Polski SA	108,098	1,086,221
PT Bank Mandiri (Persero) Tbk	1,924,301	1,409,221
PT Bank Rakyat Indonesia (Persero) Tbk	995,500	737,068
Sandy Spring Bancorp, Inc.	620	10,732
Sberbank of Russia	977,272	2,823,784
Signature Bank(1)	1,381	80,692
Standard Chartered plc	59,506	1,299,257
SunTrust Banks, Inc.	19,725	357,614
Swedbank AB A Shares	55,910	748,488
TCF Financial Corp.	4,735	47,634
Texas Capital Bancshares, Inc.(1)	2,271	65,541
Trico Bancshares	2,739	40,455
Trustmark Corp.	1,874	41,903
Turkiye Garanti Bankasi AS	370,699	1,272,095
U.S. Bancorp.	129,857	3,365,893
Umpqua Holdings Corp.	3,346	41,825
United Bankshares, Inc.	1,067	28,510
Washington Banking Co.	1,992	22,450
Webster Financial Corp.	1,103	21,729
Wells Fargo & Co.	353,313	9,136,674
Westamerica Bancorp.	9,145	419,847
Wintrust Financial Corp.	988	27,457
Zions BanCorp.	3,991	64,215
		44,649,341
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Aggreko plc	25,110	748,347
AT Cross Co. Class A(1)	1,199	13,129
Avery Dennison Corp.	18,960	496,942
Brink’s Co. (The)	3,221	79,301
Cintas Corp.	11,000	334,400
Clean Harbors, Inc.(1)	11,900	713,643
Deluxe Corp.	3,408	77,907
G&K Services, Inc., Class A	2,403	71,850
Metalico, Inc.(1)	10,167	35,889
Republic Services, Inc.	96,164	2,639,702
Stericycle, Inc.(1)	13,200	1,069,464
SYKES Enterprises, Inc.(1)	3,808	62,032
Team, Inc.(1)	1,945	53,215
US Ecology, Inc.	3,804	70,146
Waste Management, Inc.	13,880	434,444
		6,900,411
COMMUNICATIONS EQUIPMENT — 0.9%
Acme Packet, Inc.(1)	1,242	41,520
Aruba Networks, Inc.(1)	34,698	732,128
Bel Fuse, Inc., Class B	2,941	53,762
Blue Coat Systems, Inc.(1)	836	15,048
Cisco Systems, Inc.	340,614	6,349,045
Comba Telecom Systems Holdings Ltd.	301,952	274,708
Emulex Corp.(1)	49,389	390,173
F5 Networks, Inc.(1)	6,589	744,755
Harris Corp.	8,500	302,600
InterDigital, Inc.	822	36,135
Motorola Solutions, Inc.	20,703	966,209
Netgear, Inc.(1)	2,573	97,748
Oplink Communications, Inc.(1)	1,548	25,557
Plantronics, Inc.	1,103	38,009
Polycom, Inc.(1)	18,091	305,738
Procera Networks, Inc.(1)	3,865	62,188
QUALCOMM, Inc.	34,686	1,900,793
Sycamore Networks, Inc.	3,184	63,043
Telefonaktiebolaget LM Ericsson B Shares	78,230	832,546
Tellabs, Inc.	8,971	35,615
Tessco Technologies, Inc.	1,056	14,742
ZTE Corp. H Shares	206,080	628,767
		13,910,829
COMPUTERS AND PERIPHERALS — 1.6%
Apple, Inc.(1)	34,950	13,357,890
Catcher Technology Co. Ltd.	145,150	708,800
Dell, Inc.(1)	137,427	2,165,850
EMC Corp.(1)	67,856	1,561,367
Hewlett-Packard Co.	81,190	2,269,260
Lexmark International, Inc., Class A	57,583	1,926,727
NetApp, Inc.(1)	15,781	581,214
QLogic Corp.(1)	6,947	103,649
Synaptics, Inc.(1)	1,019	33,077
Western Digital Corp.(1)	48,630	1,413,674
		24,121,508

Shares/ Principal Amount	Value
CONSTRUCTION AND ENGINEERING — 0.3%
Chicago Bridge & Iron Co. NV New York Shares	21,266	$879,349
Comfort Systems USA, Inc.	1,886	19,671
Dycom Industries, Inc.(1)	2,536	50,847
EMCOR Group, Inc.	2,078	53,259
Fluor Corp.	33,940	1,860,591
Granite Construction, Inc.	7,569	188,468
JGC Corp.	35,000	879,213
Larsen & Toubro Ltd.	10,000	248,722
Pike Electric Corp.(1)	5,951	40,467
URS Corp.(1)	8,467	305,997
		4,526,584
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	3,487	272,893
PT Semen Gresik (Persero) Tbk	595,000	625,296
Siam Cement PCL NVDR	26,900	278,624
		1,176,813
CONSUMER FINANCE — 0.6%
American Express Co.	76,838	3,691,298
Capital One Financial Corp.	32,450	1,449,217
Cash America International, Inc.	26,299	1,307,323
Discover Financial Services	62,200	1,481,604
EZCORP, Inc., Class A(1)	2,115	61,525
First Cash Financial Services, Inc.(1)	15,200	551,760
World Acceptance Corp.(1)	1,696	116,380
		8,659,107
CONTAINERS AND PACKAGING — 0.2%
Bemis Co., Inc.	47,738	1,407,794
Crown Holdings, Inc.(1)	33,600	1,085,616
Rock-Tenn Co., Class A	11,800	687,350
Sonoco Products Co.	774	25,139
		3,205,899
DISTRIBUTORS†
Core-Mark Holding Co., Inc.	700	26,992
Li & Fung Ltd.	160,000	326,789
		353,781
DIVERSIFIED CONSUMER SERVICES — 0.2%
Apollo Group, Inc., Class A(1)	20,608	999,076
Career Education Corp.(1)	563	3,975
ITT Educational Services, Inc.(1)	25,468	1,399,721
Sotheby’s	3,057	96,020
Steiner Leisure, Ltd.(1)	2,031	95,457
Weight Watchers International, Inc.	7,900	464,283
		3,058,532
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Bank of America Corp.	344,223	1,872,573
Citigroup, Inc.	94,695	2,602,219
CME Group, Inc.	1,465	365,195
Compass Diversified Holdings	2,903	37,216
JPMorgan Chase & Co.	178,599	5,531,211
MarketAxess Holdings, Inc.	4,053	117,294
ORIX Corp.	19,280	1,623,185
		12,148,893
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.5%
AT&T, Inc.	342,449	9,924,172
Atlantic Tele-Network, Inc.	833	34,486
CenturyLink, Inc.	72,901	2,735,246
China Unicom Ltd.	378,000	814,139
China Unicom Ltd. ADR	81,207	1,751,635
Premiere Global Services, Inc.(1)	6,691	55,335
tw telecom, inc.(1)	20,700	388,953
Verizon Communications, Inc.	170,991	6,451,490
Windstream Corp.	57,451	675,624
		22,831,080
ELECTRIC UTILITIES — 0.9%
American Electric Power Co., Inc.	64,500	2,559,360
Cleco Corp.	1,854	67,003
El Paso Electric Co.	1,352	46,671
Empire District Electric Co. (The)	45,076	948,850
Entergy Corp.	30,272	2,129,938
Exelon Corp.	26,000	1,152,060
Great Plains Energy, Inc.	56,098	1,180,302
IDACORP, Inc.	11,476	470,401
MGE Energy, Inc.	641	28,678
Northeast Utilities	19,958	690,746
NV Energy, Inc.	76,596	1,174,983
Pinnacle West Capital Corp.	17,960	851,484
Portland General Electric Co.	20,976	525,449

Shares/ Principal Amount	Value
PPL Corp.	40,040	$1,202,001
Unitil Corp.	1,539	42,676
Westar Energy, Inc.	47,253	1,305,128
		14,375,730
ELECTRICAL EQUIPMENT — 0.4%
ABB Ltd.(1)	21,070	399,295
Brady Corp., Class A	15,368	460,118
Emerson Electric Co.	21,721	1,134,922
Encore Wire Corp.	4,541	117,703
Franklin Electric Co., Inc.	990	46,599
Hubbell, Inc., Class B	10,403	680,564
II-VI, Inc.(1)	2,005	39,238
LSI Industries, Inc.	3,655	23,721
Polypore International, Inc.(1)	27,013	1,324,988
Rockwell Automation, Inc.	12,750	956,632
Schneider Electric SA	7,338	416,265
Thomas & Betts Corp.(1)	23,939	1,245,067
		6,845,112
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Anixter International, Inc.(1)	283	17,379
Benchmark Electronics, Inc.(1)	2,902	40,077
Cognex Corp.	4,162	148,459
Coherent, Inc.(1)	670	34,036
E Ink Holdings, Inc.	154,000	284,295
Electro Scientific Industries, Inc.(1)	1,212	15,962
FARO Technologies, Inc.(1)	960	46,512
Hon Hai Precision Industry Co. Ltd.	710,645	1,929,059
Jabil Circuit, Inc.	113,236	2,295,294
KEMET Corp.(1)	4,964	41,102
Littelfuse, Inc.	4,141	193,550
Methode Electronics, Inc.	3,833	34,037
Molex, Inc.	2,212	55,167
Molex, Inc., Class A	26,845	562,134
Murata Manufacturing Co. Ltd.	22,600	1,338,477
OSI Systems, Inc.(1)	998	47,714
Park Electrochemical Corp.	2,732	74,966
Plexus Corp.(1)	4,356	118,265
Rogers Corp.(1)	722	28,663
TE Connectivity Ltd.	3,829	121,418
Tech Data Corp.(1)	1,184	58,288
TPK Holding Co. Ltd.(1)	13,300	181,761
Trimble Navigation Ltd.(1)	28,242	1,216,665
Vishay Intertechnology, Inc.(1)	113,639	1,123,890
		10,007,170
ENERGY EQUIPMENT AND SERVICES — 1.8%
Atwood Oceanics, Inc.(1)	20,500	840,500
Basic Energy Services, Inc.(1)	7,147	134,649
Bristow Group, Inc.	1,095	50,436
Cal Dive International, Inc.(1)	8,862	20,914
China Oilfield Services Ltd. H Shares	210,000	326,008
Complete Production Services, Inc.(1)	3,851	134,284
Core Laboratories NV	13,006	1,509,346
Diamond Offshore Drilling, Inc.	8,801	529,380
Halliburton Co.	13,652	502,394
Helix Energy Solutions Group, Inc.(1)	98,569	1,748,614
Hornbeck Offshore Services, Inc.(1)	10,135	341,955
Key Energy Services, Inc.(1)	865	13,062
Mitcham Industries, Inc.(1)	4,620	67,637
National Oilwell Varco, Inc.	77,120	5,529,504
Newpark Resources, Inc.(1)	6,771	60,668
Oceaneering International, Inc.	36,517	1,736,749
Oil States International, Inc.(1)	11,600	872,900
Petrofac Ltd.	51,651	1,180,732
Pioneer Drilling Co.(1)	15,299	167,983
Saipem SpA	60,234	2,694,050
SandRidge Permian Trust	1,788	34,169
Schlumberger Ltd.	61,700	4,647,861
SEACOR Holdings, Inc.	11,019	956,119
Seadrill Ltd.	53,070	1,854,440
Technip SA	16,530	1,579,843
Tetra Technologies, Inc.(1)	10,454	95,968
Transocean Ltd.	12,940	554,479
Unit Corp.(1)	994	50,316
		28,234,960
FOOD AND STAPLES RETAILING — 1.5%
Andersons, Inc. (The)	3,312	146,688
BIM Birlesik Magazalar AS	20,682	587,022

Shares/ Principal Amount	Value
Casey’s General Stores, Inc.	559	$29,839
Costco Wholesale Corp.	16,390	1,398,067
CP ALL PCL	331,500	541,950
CVS Caremark Corp.	68,095	2,644,810
Jeronimo Martins SGPS SA	104,870	1,914,420
Kroger Co. (The)	30,910	716,494
Lawson, Inc.	13,400	794,519
Magnit OJSC GDR	22,737	505,272
PriceSmart, Inc.	1,150	78,027
Ruddick Corp.	435	17,335
SUPERVALU, Inc.	7,988	58,712
SYSCO Corp.	58,265	1,662,883
Village Super Market, Inc., Class A	1,475	45,253
Wal-Mart de Mexico SAB de CV	283,481	762,976
Wal-Mart Stores, Inc.	35,180	2,072,102
Walgreen Co.	49,155	1,657,507
Weis Markets, Inc.	2,146	85,668
Wesfarmers Ltd.	34,602	1,112,172
Whole Foods Market, Inc.	50,450	3,435,645
Winn-Dixie Stores, Inc.(1)	12,585	69,595
WM Morrison Supermarkets plc	368,050	1,864,439
X5 Retail Group NV GDR(1)	14,600	386,371
		22,587,766
FOOD PRODUCTS — 1.4%
Campbell Soup Co.	5,520	179,952
ConAgra Foods, Inc.	58,774	1,484,631
Danone SA	20,160	1,333,483
Dole Food Co., Inc.(1)	2,738	23,136
General Mills, Inc.	10,292	411,165
H.J. Heinz Co.	30,010	1,580,027
Hershey Co. (The)	47,968	2,766,794
J&J Snack Foods Corp.	1,063	55,149
J.M. Smucker Co. (The)	8,300	630,634
Kellogg Co.	27,589	1,356,275
Kraft Foods, Inc., Class A	26,400	954,360
Mead Johnson Nutrition Co.	28,784	2,169,162
Nestle SA	51,230	2,872,569
PT Charoen Pokphand Indonesia Tbk	1,548,000	407,379
PT Indofood CBP Sukses Makmur Tbk	533,500	309,340
Ralcorp Holdings, Inc.(1)	20,207	1,643,233
Snyders-Lance, Inc.	2,084	44,035
Tyson Foods, Inc., Class A	68,560	1,380,799
Unilever plc	44,210	1,485,362
		21,087,485
GAS UTILITIES — 0.1%
AGL Resources, Inc.	12,334	508,531
Atmos Energy Corp.	1,634	55,899
Chesapeake Utilities Corp.	793	34,091
Laclede Group, Inc. (The)	598	23,998
Oneok, Inc.	15,200	1,264,032
WGL Holdings, Inc.	1,667	71,464
		1,958,015
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.0%
Abaxis, Inc.(1)	705	19,507
Align Technology, Inc.(1)	1,872	45,864
Arthrocare Corp.(1)	821	24,474
Baxter International, Inc.	3,103	160,301
Becton, Dickinson and Co.	8,500	627,130
Boston Scientific Corp.(1)	113,692	670,783
CareFusion Corp.(1)	46,125	1,142,977
Cie Generale d’Optique Essilor International SA	13,230	945,879
Cooper Cos., Inc. (The)	4,599	281,735
Covidien plc	23,862	1,086,914
Cutera, Inc.(1)	3,722	29,143
Cyberonics, Inc.(1)	880	26,690
DENTSPLY International, Inc.	13,338	481,635
DexCom, Inc.(1)	2,130	17,083
Edwards Lifesciences Corp.(1)	7,362	486,113
Haemonetics Corp.(1)	775	45,903
HeartWare International, Inc.(1)	372	25,668
Hill-Rom Holdings, Inc.	10,180	321,688
Hologic, Inc.(1)	18,000	316,980
ICU Medical, Inc.(1)	1,184	52,108
IDEXX Laboratories, Inc.(1)	4,640	348,882
Insulet Corp.(1)	1,408	26,161
Integra LifeSciences Holdings Corp.(1)	638	20,499
Intuitive Surgical, Inc.(1)	1,357	589,223
MAKO Surgical Corp.(1)	30,456	877,133
Masimo Corp.	1,632	33,717
Medtronic, Inc.	67,138	2,445,837
Meridian Bioscience, Inc.	1,289	24,659
Mettler-Toledo International, Inc.(1)	6,100	974,780
Neogen Corp.(1)	711	25,048

Shares/ Principal Amount	Value
NuVasive, Inc.(1)	1,271	$17,540
NxStage Medical, Inc.(1)	1,359	26,609
Orthofix International NV(1)	574	19,671
St. Jude Medical, Inc.	7,103	273,039
STERIS Corp.	1,783	53,615
Utah Medical Products, Inc.	1,290	35,398
Volcano Corp.(1)	1,561	38,510
West Pharmaceutical Services, Inc.	585	22,540
Young Innovations, Inc.	5,724	165,996
Zimmer Holdings, Inc.(1)	48,163	2,434,640
Zoll Medical Corp.(1)	647	29,781
		15,291,853
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
Accretive Health, Inc.(1)	1,177	27,165
Aetna, Inc.	21,100	882,402
Air Methods Corp.(1)	353	28,494
Amsurg Corp.(1)	1,213	31,635
Assisted Living Concepts, Inc., Class A	1,158	15,911
Bio-Reference Labs, Inc.(1)	826	10,242
Catalyst Health Solutions, Inc.(1)	11,400	593,028
Centene Corp.(1)	1,791	69,330
Chemed Corp.	630	33,806
CIGNA Corp.	11,391	503,824
Express Scripts, Inc.(1)	33,811	1,543,472
Fresenius Medical Care AG & Co. KGaA	20,780	1,420,072
HealthSouth Corp.(1)	3,314	57,266
Healthspring, Inc.(1)	638	34,848
HMS Holdings Corp.(1)	2,571	77,979
Humana, Inc.	30,544	2,708,642
IPC The Hospitalist Co., Inc.(1)	511	23,557
Landauer, Inc.	292	14,813
LifePoint Hospitals, Inc.(1)	31,282	1,227,193
Lincare Holdings, Inc.	3,083	73,067
Magellan Health Services, Inc.(1)	906	45,898
McKesson Corp.	10,581	860,341
MWI Veterinary Supply, Inc.(1)	376	25,985
National Healthcare Corp.	1,111	46,273
Owens & Minor, Inc.	4,174	128,559
Patterson Cos., Inc.	27,972	843,915
PSS World Medical, Inc.(1)	3,537	86,232
Quest Diagnostics, Inc.	5,390	316,178
Select Medical Holdings Corp.(1)	20,774	180,111
U.S. Physical Therapy, Inc.	1,359	26,732
UnitedHealth Group, Inc.	51,699	2,521,360
VCA Antech, Inc.(1)	4,161	81,805
WellCare Health Plans, Inc.(1)	40,140	2,346,183
WellPoint, Inc.	13,700	966,535
		17,852,853
HEALTH CARE TECHNOLOGY — 0.2%
athenahealth, Inc.(1)	1,052	62,489
Computer Programs & Systems, Inc.	338	15,345
MedAssets, Inc.(1)	1,253	11,979
Quality Systems, Inc.	1,184	41,854
SXC Health Solutions Corp.(1)	40,700	2,393,974
		2,525,641
HOTELS, RESTAURANTS AND LEISURE — 1.2%
AFC Enterprises, Inc.(1)	1,952	30,646
Ameristar Casinos, Inc.	1,560	27,300
Arcos Dorados Holdings, Inc., Class A	38,800	850,496
Bally Technologies, Inc.(1)	1,665	63,836
Bob Evans Farms, Inc.	1,296	43,390
Brinker International, Inc.	37,271	897,486
Carnival plc	26,330	914,955
CEC Entertainment, Inc.	28,107	946,644
Cedar Fair LP	3,806	87,881
Chipotle Mexican Grill, Inc.(1)	7,100	2,283,076
Compass Group plc	82,290	762,050
Domino’s Pizza, Inc.(1)	18,500	609,390
International Speedway Corp., Class A	11,956	294,118
Jack in the Box, Inc.(1)	3,093	63,406
Jubilant Foodworks Ltd.(1)	31,252	473,616
Marcus Corp.	3,942	48,289
McDonald’s Corp.	28,837	2,754,510
Orient-Express Hotels Ltd. Class A(1)	2,803	20,154
Panera Bread Co., Class A(1)	7,800	1,118,364
Papa John’s International, Inc.(1)	2,628	99,601
Ruth’s Hospitality Group, Inc.(1)	5,819	28,862
Sands China Ltd.(1)	226,400	683,488

Shares/ Principal Amount	Value
Speedway Motorsports, Inc.	11,971	$167,355
Starbucks Corp.	39,922	1,735,809
Starwood Hotels & Resorts Worldwide, Inc.	28,552	1,361,359
Vail Resorts, Inc.	1,495	66,527
Whitbread plc	25,120	649,336
WMS Industries, Inc.(1)	2,693	56,472
Wyndham Worldwide Corp.	10,200	361,590
Yum! Brands, Inc.	23,967	1,343,111
		18,843,117
HOUSEHOLD DURABLES — 0.4%
CSS Industries, Inc.	2,211	46,984
Helen of Troy Ltd.(1)	603	18,012
iRobot Corp.(1)	1,341	42,577
La-Z-Boy, Inc.(1)	4,573	45,273
Lennar Corp., Class A	21,390	393,790
M.D.C. Holdings, Inc.	1,047	18,689
PDG Realty SA Empreendimentos e Participacoes	123,100	457,451
Tempur-Pedic International, Inc.(1)	62,491	3,412,633
Toll Brothers, Inc.(1)	6,700	136,077
Turkiye Sise ve Cam Fabrikalari AS	230,232	390,309
Whirlpool Corp.	18,210	893,383
Zagg, Inc.(1)	5,776	66,424
		5,921,602
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	34,056	1,506,978
Clorox Co.	9,810	637,258
Colgate-Palmolive Co.	14,577	1,333,795
Kimberly-Clark Corp.	20,143	1,439,620
LG Household & Health Care Ltd.	2,125	999,937
Procter & Gamble Co. (The)	106,110	6,851,523
Reckitt Benckiser Group plc	32,770	1,656,471
Unicharm Corp.	29,100	1,378,425
		15,804,007
INDUSTRIAL CONGLOMERATES — 0.9%
Alfa SAB de CV, Series A	63,432	744,163
General Electric Co.	457,145	7,273,177
Koninklijke Philips Electronics NV	64,342	1,309,356
Raven Industries, Inc.	3,201	192,828
Siemens AG	13,380	1,350,423
Standex International Corp.	1,022	32,632
Tredegar Corp.	2,240	48,899
Tyco International Ltd.	45,931	2,202,851
		13,154,329
INSURANCE — 2.4%
ACE Ltd.	38,685	2,689,768
Admiral Group plc	43,401	629,688
AIA Group Ltd.	224,400	705,559
Allied World Assurance Co. Holdings AG	17,942	1,067,370
Allstate Corp. (The)	79,145	2,120,295
Alterra Capital Holdings Ltd.	3,318	76,148
American Equity Investment Life Holding Co.	3,074	33,998
American Financial Group, Inc.	41,789	1,504,404
American International Group, Inc.(1)	17,960	418,648
AMERISAFE, Inc.(1)	3,037	71,187
Amtrust Financial Services, Inc.	4,626	122,635
Aon Corp.	14,438	663,715
Arthur J. Gallagher & Co.	1,144	35,441
Aspen Insurance Holdings Ltd.	4,822	127,879
Baldwin & Lyons, Inc., Class B	2,227	48,994
Berkshire Hathaway, Inc., Class B(1)	35,378	2,786,371
Brown & Brown, Inc.	20,850	434,931
Chubb Corp. (The)	22,527	1,519,221
Hanover Insurance Group, Inc. (The)	914	32,977
HCC Insurance Holdings, Inc.	48,798	1,311,690
Horace Mann Educators Corp.	1,060	12,943
Infinity Property & Casualty Corp.	333	19,124
Loews Corp.	35,500	1,364,265
Marsh & McLennan Cos., Inc.	38,352	1,157,847
MetLife, Inc.	59,590	1,875,893
Muenchener Rueckversicherungs AG	13,320	1,684,401
Ping An Insurance Group Co. H Shares	127,000	881,683

Shares/ Principal Amount	Value
Platinum Underwriters Holdings Ltd.	2,232	$76,848
Primerica, Inc.	973	22,340
Principal Financial Group, Inc.	115,125	2,777,966
ProAssurance Corp.	733	58,354
Progressive Corp. (The)	51,760	976,194
Prudential Financial, Inc.	78,986	3,999,851
RLI Corp.	782	55,420
Symetra Financial Corp.	31,443	296,822
Torchmark Corp.	16,907	720,069
Transatlantic Holdings, Inc.	2,228	121,738
Travelers Cos., Inc. (The)	45,010	2,531,812
United Fire & Casualty Co.	2,467	48,329
Unum Group	27,119	610,449
Zurich Financial Services AG(1)	3,360	738,908
		36,432,175
INTERNET AND CATALOG RETAIL — 0.5%
Amazon.com, Inc.(1)	9,623	1,850,407
Expedia, Inc.	60,737	1,689,399
priceline.com, Inc.(1)	4,574	2,222,461
Rakuten, Inc.	1,561	1,670,413
		7,432,680
INTERNET SOFTWARE AND SERVICES — 0.9%
Ancestry.com, Inc.(1)	7,869	186,574
Baidu, Inc. ADR(1)	32,933	4,313,894
Dice Holdings, Inc.(1)	7,968	61,911
Google, Inc., Class A(1)	11,063	6,631,052
j2 Global Communications, Inc.	3,379	91,605
Keynote Systems, Inc.	6,479	118,760
KIT Digital, Inc.(1)	4,534	40,443
Liquidity Services, Inc.(1)	916	31,199
Mail.ru Group Ltd. GDR(1)	15,055	464,823
MercadoLibre, Inc.	5,970	523,509
Perficient, Inc.(1)	6,075	52,245
Rackspace Hosting, Inc.(1)	14,304	620,507
SciQuest, Inc.(1)	3,458	50,487
SPS Commerce, Inc.(1)	838	19,651
Stamps.com, Inc.(1)	3,780	103,459
Tencent Holdings Ltd.	28,500	556,685
ValueClick, Inc.(1)	9,580	148,107
Vocus, Inc.(1)	5,279	112,020
		14,126,931
IT SERVICES — 1.8%
Accenture plc, Class A	68,796	3,985,352
Alliance Data Systems Corp.(1)	37,093	3,798,694
Booz Allen Hamilton Holding Corp.(1)	41,082	573,916
CACI International, Inc., Class A(1)	2,546	143,543
Cardtronics, Inc.(1)	3,517	95,592
Cognizant Technology Solutions Corp., Class A(1)	15,600	1,050,660
Convergys Corp.(1)	3,249	41,977
DST Systems, Inc.	3,355	159,463
Euronet Worldwide, Inc.(1)	1,527	27,486
ExlService Holdings, Inc.(1)	1,929	51,311
Fiserv, Inc.(1)	13,530	780,140
Heartland Payment Systems, Inc.	5,347	120,575
International Business Machines Corp.	47,346	8,901,048
MasterCard, Inc., Class A	4,663	1,746,527
MAXIMUS, Inc.	2,216	92,186
NeuStar, Inc., Class A(1)	1,874	63,229
Teradata Corp.(1)	56,300	3,053,149
Total System Services, Inc.	6,596	132,184
Visa, Inc., Class A	29,079	2,819,791
Western Union Co. (The)	8,076	140,845
		27,777,668
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	2,995	55,767
Polaris Industries, Inc.	26,093	1,568,189
Sturm Ruger & Co., Inc.	1,814	58,338
		1,682,294
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Agilent Technologies, Inc.(1)	39,336	1,475,100
Illumina, Inc.(1)	15,427	429,179
Luminex Corp.(1)	1,186	24,622
PAREXEL International Corp.(1)	1,658	33,243
Pharmaceutical Product Development, Inc.	511	16,970
Sequenom, Inc.(1)	2,296	9,597
Thermo Fisher Scientific, Inc.(1)	6,929	327,395
		2,316,106

Shares/ Principal Amount	Value
MACHINERY — 2.0%
Actuant Corp., Class A	1,753	$40,179
AGCO Corp.(1)	43,131	1,973,243
Alfa Laval AB	39,560	763,074
Altra Holdings, Inc.(1)	4,721	83,751
Atlas Copco AB A Shares	62,500	1,343,257
Barnes Group, Inc.	1,629	40,578
Blount International, Inc.(1)	5,454	83,501
Briggs & Stratton Corp.	3,943	59,421
Caterpillar, Inc.	3,463	338,958
Chart Industries, Inc.(1)	16,900	1,028,534
CLARCOR, Inc.	2,878	139,353
Cummins, Inc.	13,569	1,307,102
Deere & Co.	13,555	1,074,234
Douglas Dynamics, Inc.	1,684	26,102
Dover Corp.	14,660	805,860
Dynamic Materials Corp.	1,259	26,892
EnPro Industries, Inc.(1)	1,233	41,269
FANUC CORP.	9,300	1,526,757
FreightCar America, Inc.(1)	1,552	35,277
Gardner Denver, Inc.	5,911	506,691
Greenbrier Cos., Inc.(1)	2,991	66,400
Harsco Corp.	17,200	355,008
Hiwin Technologies Corp.	38,409	316,203
Hyundai Heavy Industries Co. Ltd.	1,485	374,444
IDEX Corp.	1,133	41,309
Illinois Tool Works, Inc.	8,153	370,472
Ingersoll-Rand plc	40,710	1,348,315
ITT Corp.	23,297	469,900
Joy Global, Inc.	42,927	3,918,377
Kaydon Corp.	39,188	1,237,557
Kennametal, Inc.	1,996	76,068
Komatsu Ltd.	45,900	1,168,650
Kone Oyj	18,380	1,036,058
Lincoln Electric Holdings, Inc.	1,334	52,666
Lindsay Corp.	2,649	149,642
Middleby Corp.(1)	903	82,426
Mueller Industries, Inc., Class A	985	37,568
NN, Inc.(1)	8,705	57,366
Oshkosh Corp.(1)	22,956	471,057
Parker Hannifin Corp.	23,847	1,974,055
Robbins & Myers, Inc.	4,110	218,652
Sany Heavy Equipment International Holdings Co. Ltd.	353,500	344,546
Sauer-Danfoss, Inc.(1)	38,597	1,450,861
Snap-On, Inc.	7,000	359,100
Stanley Black & Decker, Inc.	3,769	246,606
Titan International, Inc.	46,012	991,098
Twin Disc, Inc.	1,523	64,575
Weir Group plc (The)	37,400	1,217,139
Xylem, Inc.	15,495	370,331
		30,110,482
MARINE — 0.1%
Alexander & Baldwin, Inc.	828	31,373
Diana Shipping, Inc.(1)	7,339	54,969
Kirby Corp.(1)	16,844	1,082,732
		1,169,074
MEDIA — 1.5%
Belo Corp. Class A	8,927	52,223
British Sky Broadcasting Group plc	35,290	425,731
CBS Corp., Class B	199,400	5,192,376
Charter Communications, Inc., Class A(1)	4,293	226,971
Comcast Corp., Class A	100,060	2,268,360
Dentsu, Inc.	17,400	506,022
DirecTV, Class A(1)	42,661	2,014,452
DISH Network Corp., Class A	69,099	1,697,762
E.W. Scripps Co. (The), Class A(1)	2,173	18,470
Entercom Communications Corp., Class A(1)	6,844	38,053
Entravision Communications Corp., Class A(1)	23,845	37,437
Eutelsat Communications SA	12,760	495,929
Focus Media Holding Ltd. ADR(1)	62,929	1,165,445
Gannett Co., Inc.	4,144	45,004
Harte-Hanks, Inc.	1,725	15,698
Kabel Deutschland Holding AG(1)	32,322	1,793,057
LIN TV Corp., Class A(1)	13,995	47,723
MDC Partners, Inc., Class A	4,613	66,888
Naspers Ltd. N Shares	7,225	326,348
Omnicom Group, Inc.	8,659	373,809
Sinclair Broadcast Group, Inc., Class A	7,306	75,544

Shares/ Principal Amount	Value
Time Warner, Inc.	128,569	$4,476,773
Viacom, Inc., Class B	37,435	1,675,591
		23,035,666
METALS AND MINING — 1.5%
Alcoa, Inc.	61,496	616,190
Allied Nevada Gold Corp.(1)	1,879	67,437
Antofagasta plc	80,541	1,508,437
BHP Billiton Ltd.	75,639	2,824,443
Carpenter Technology Corp.	10,800	584,712
Century Aluminum Co.(1)	2,948	28,389
Cliffs Natural Resources, Inc.	34,259	2,323,103
Exxaro Resources Ltd.	43,525	969,850
Ferrexpo plc	102,009	484,381
Freeport-McMoRan Copper & Gold, Inc.	97,618	3,865,673
Globe Specialty Metals, Inc.	3,544	52,912
Haynes International, Inc.	1,884	112,965
Hecla Mining Co.	5,994	37,103
Hyundai Steel Co.	2,884	255,079
Iluka Resources Ltd.	23,570	378,053
Koza Altin Isletmeleri AS	25,386	382,053
Materion Corp.(1)	2,946	72,442
Newmont Mining Corp.	20,076	1,382,835
Nucor Corp.	26,330	1,038,192
Rio Tinto plc	47,500	2,514,433
RTI International Metals, Inc.(1)	1,428	38,984
Schnitzer Steel Industries, Inc. Class A	742	34,421
Thompson Creek Metals Co., Inc.(1)	9,698	67,789
ThyssenKrupp AG	10,710	276,313
Vale SA Preference Shares	106,200	2,292,137
Xstrata plc	79,680	1,283,378
		23,491,704
MULTI-UTILITIES — 0.6%
Ameren Corp.	52,664	1,780,570
Avista Corp.	2,569	64,225
Black Hills Corp.	1,512	49,518
Consolidated Edison, Inc.	7,758	460,980
MDU Resources Group, Inc.	1,143	24,540
National Grid plc	157,150	1,544,042
NorthWestern Corp.	1,111	38,752
PG&E Corp.	67,155	2,608,300
Public Service Enterprise Group, Inc.	60,160	1,981,671
Wisconsin Energy Corp.	10,156	336,976
Xcel Energy, Inc.	32,383	851,349
		9,740,923
MULTILINE RETAIL — 0.8%
Big Lots, Inc.(1)	1,346	53,988
Clicks Group Ltd.	84,665	465,815
Dillard’s, Inc., Class A	22,049	1,036,303
Dollar General Corp.(1)	17,921	727,055
Dollar Tree, Inc.(1)	27,700	2,257,273
Fred’s, Inc., Class A	2,600	34,996
Golden Eagle Retail Group Ltd.	129,000	298,169
Kohl’s Corp.	14,160	761,808
Macy’s, Inc.	136,587	4,415,858
SACI Falabella	44,003	366,941
Target Corp.	47,912	2,524,962
		12,943,168
OFFICE ELECTRONICS†
Zebra Technologies Corp., Class A(1)	844	31,954
OIL, GAS AND CONSUMABLE FUELS — 5.1%
Apache Corp.	12,730	1,265,871
Banpu PCL	36,250	654,491
Berry Petroleum Co., Class A	2,769	121,504
BG Group plc	135,540	2,908,721
Bill Barrett Corp.(1)	1,507	58,773
Cabot Oil & Gas Corp.	22,300	1,975,557
Chevron Corp.	132,544	13,628,174
CNOOC Ltd.	514,000	991,383
Comstock Resources, Inc.(1)	2,543	42,290
Concho Resources, Inc.(1)	20,500	2,083,210
ConocoPhillips	85,037	6,064,839
Crosstex Energy LP	2,682	41,652
CVR Energy, Inc.(1)	3,462	63,008
Devon Energy Corp.	19,894	1,302,261
EOG Resources, Inc.	9,871	1,024,018
Exxon Mobil Corp.	256,634	20,643,639
Forest Oil Corp.(1)	1,101	17,660
Goodrich Petroleum Corp.(1)	3,689	53,786
Gulfport Energy Corp.(1)	5,159	163,798
Hugoton Royalty Trust	1,595	34,181
Imperial Oil Ltd.	43,675	1,867,840

Shares/ Principal Amount	Value
Lone Pine Resources, Inc.(1)	1,109	$8,306
Marathon Oil Corp.	49,834	1,393,359
Marathon Petroleum Corp.	5,849	195,298
Murphy Oil Corp.	20,197	1,129,416
Noble Energy, Inc.	12,274	1,207,639
NovaTek OAO GDR	9,637	1,481,594
Occidental Petroleum Corp.	23,166	2,291,117
Overseas Shipholding Group, Inc.	811	8,556
Patriot Coal Corp.(1)	906	9,432
Peabody Energy Corp.	6,900	270,687
Penn Virginia Corp.	6,529	34,604
Rosetta Resources, Inc.(1)	3,270	177,692
Royal Dutch Shell plc B Shares	82,530	2,973,045
SandRidge Energy, Inc.(1)	150,900	1,109,115
Sasol Ltd.	19,277	926,787
SM Energy Co.	10,400	826,696
Southwestern Energy Co.(1)	5,300	201,665
Stone Energy Corp.(1)	4,298	121,590
Suncor Energy, Inc.	1,438	43,169
Swift Energy Co.(1)	2,447	71,917
Tesoro Corp.(1)	30,524	729,218
Tesoro Logistics LP	819	22,326
Total SA ADR	21,590	1,117,067
Tullow Oil plc	23,816	520,384
Ultra Petroleum Corp.(1)	35,834	1,261,715
Ultrapar Participacoes SA	31,600	556,038
Vaalco Energy, Inc.(1)	5,870	36,981
Valero Energy Corp.	124,067	2,762,972
W&T Offshore, Inc.	58,559	1,172,351
Western Refining, Inc.(1)	12,427	147,757
		77,815,149
PAPER AND FOREST PRODUCTS — 0.2%
Buckeye Technologies, Inc.	6,194	191,890
Clearwater Paper Corp.(1)	1,902	66,931
Domtar Corp.	21,707	1,704,651
International Paper Co.	46,922	1,332,585
KapStone Paper and Packaging Corp.(1)	11,764	195,047
		3,491,104
PERSONAL PRODUCTS — 0.1%
Estee Lauder Cos., Inc. (The), Class A	10,258	1,210,239
Inter Parfums, Inc.	1,766	30,269
Nu Skin Enterprises, Inc., Class A	15,290	729,945
Prestige Brands Holdings, Inc.(1)	3,883	38,364
		2,008,817
PHARMACEUTICALS — 3.3%
Abbott Laboratories	122,209	6,666,501
Allergan, Inc.	12,628	1,057,216
Auxilium Pharmaceuticals, Inc.(1)	1,415	24,663
Bristol-Myers Squibb Co.	30,202	988,209
Celltrion, Inc.	9,034	299,879
Elan Corp. plc ADR(1)	61,200	662,184
Eli Lilly & Co.	72,863	2,757,865
GlaxoSmithKline plc	75,070	1,663,418
Hospira, Inc.(1)	10,900	307,271
Impax Laboratories, Inc.(1)	3,211	64,669
Jazz Pharmaceuticals, Inc.(1)	651	25,793
Johnson & Johnson	148,673	9,622,117
Medicis Pharmaceutical Corp., Class A	2,062	67,324
Merck & Co., Inc.	142,000	5,076,500
Nektar Therapeutics(1)	2,434	12,170
Novartis AG	32,660	1,762,426
Novo Nordisk A/S B Shares	13,710	1,559,286
Optimer Pharmaceuticals, Inc.(1)	1,350	15,552
Par Pharmaceutical Cos., Inc.(1)	3,087	100,050
Perrigo Co.	15,370	1,504,723
Pfizer, Inc.	507,891	10,193,372
Questcor Pharmaceuticals, Inc.(1)	43,108	1,937,705
Salix Pharmaceuticals Ltd.(1)	1,779	78,525
Sanofi	19,990	1,399,256
Shire plc	69,400	2,329,380
ViroPharma, Inc.(1)	2,666	64,011
VIVUS, Inc.(1)	2,721	27,564
Watson Pharmaceuticals, Inc.(1)	15,700	1,014,534
		51,282,163
PROFESSIONAL SERVICES — 0.2%
51job, Inc. ADR(1)	11,000	499,290
Acacia Research - Acacia Technologies(1)	1,214	42,271

Shares/ Principal Amount	Value
Adecco SA(1)	9,971	$433,176
Advisory Board Co. (The)(1)	1,098	79,473
Capita Group plc (The)	73,638	731,394
CDI Corp.	3,870	50,504
Experian plc	57,285	762,054
Heidrick & Struggles International, Inc.	2,429	51,738
Kelly Services, Inc., Class A	1,176	17,028
Kforce, Inc.(1)	3,030	37,118
Mistras Group, Inc.(1)	1,759	41,389
On Assignment, Inc.(1)	9,603	100,063
SGS SA	410	692,206
		3,537,704
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
Alexandria Real Estate Equities, Inc.	8,497	557,063
American Campus Communities, Inc.	11,613	456,855
Apartment Investment & Management Co., Class A	10,400	226,512
Ashford Hospitality Trust, Inc.	2,181	17,361
Associated Estates Realty Corp.	2,272	36,670
AvalonBay Communities, Inc.	10,664	1,331,400
BioMed Realty Trust, Inc.	2,768	49,298
Boston Properties, Inc.	14,219	1,356,208
BRE Properties, Inc.	11,361	552,826
Camden Property Trust	3,153	182,023
Campus Crest Communities, Inc.	3,064	30,885
CBL & Associates Properties, Inc.	3,769	53,859
Chimera Investment Corp.	21,130	56,417
Colonial Properties Trust	11,200	222,208
CommonWealth REIT	1,900	31,806
CreXus Investment Corp.	2,339	22,829
CubeSmart	29,376	292,879
DCT Industrial Trust, Inc.	2,997	14,416
DDR Corp.	48,528	567,292
DiamondRock Hospitality Co.	3,466	30,431
Digital Realty Trust, Inc.	13,286	843,661
Douglas Emmett, Inc.	24,400	438,712
Duke Realty Corp.	49,300	571,880
EastGroup Properties, Inc.	453	19,284
Education Realty Trust, Inc.	22,576	210,408
Equity LifeStyle Properties, Inc.	6,265	387,365
Equity Residential	24,200	1,335,598
Essex Property Trust, Inc.	5,309	705,301
Extra Space Storage, Inc.	26,656	642,410
Federal Realty Investment Trust	2,733	241,679
First Industrial Realty Trust, Inc.(1)	18,140	172,330
First Potomac Realty Trust	1,747	22,239
General Growth Properties, Inc.	63,238	890,391
Glimcher Realty Trust	19,488	169,546
Government Properties Income Trust	33,877	736,825
Hatteras Financial Corp.	909	24,361
HCP, Inc.	33,204	1,283,335
Health Care REIT, Inc.	22,228	1,115,179
Healthcare Realty Trust, Inc.	1,158	20,404
Hersha Hospitality Trust	5,652	24,304
Highwoods Properties, Inc.	840	24,226
Home Properties, Inc.	467	25,671
Host Hotels & Resorts, Inc.	136,336	1,929,154
Kilroy Realty Corp.	13,422	484,400
Kimco Realty Corp.	33,324	525,519
LaSalle Hotel Properties	17,722	414,872
Lexington Realty Trust	3,318	25,150
Link Real Estate Investment Trust (The)	198,500	717,345
Macerich Co. (The)	22,568	1,130,657
Mack-Cali Realty Corp.	1,201	30,601
Medical Properties Trust, Inc.	2,012	19,235
MFA Financial, Inc.	6,066	41,734
National Retail Properties, Inc.	1,474	39,002
Piedmont Office Realty Trust, Inc., Class A	42,062	699,912
Post Properties, Inc.	8,570	342,714
ProLogis, Inc.	55,964	1,556,919
PS Business Parks, Inc.	863	45,480
Public Storage	14,500	1,912,550
Rayonier, Inc.	6,500	264,160
Regency Centers Corp.	13,400	497,944
RLJ Lodging Trust	3,959	63,344
Sabra Health Care REIT, Inc.	3,177	33,676

Shares/ Principal Amount	Value
Simon Property Group, Inc.	50,770	$6,312,742
SL Green Realty Corp.	10,239	674,136
Sovran Self Storage, Inc.	1,209	50,343
Strategic Hotels & Resorts, Inc.(1)	37,834	189,927
Taubman Centers, Inc.	13,623	849,122
UDR, Inc.	19,126	449,461
Urstadt Biddle Properties, Inc., Class A	1,607	27,110
Ventas, Inc.	29,880	1,576,469
Vornado Realty Trust	11,939	888,859
Washington Real Estate Investment Trust	1,235	33,604
Weyerhaeuser Co.	27,084	454,740
		38,275,228
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.2%
BR Malls Participacoes SA	95,600	967,974
CBRE Group, Inc.(1)	87,342	1,468,219
China Overseas Land & Investment Ltd.	286,000	504,216
Forest City Enterprises, Inc. Class A(1)	24,500	297,430
Sumitomo Realty & Development Co. Ltd.	24,000	476,162
		3,714,001
ROAD AND RAIL — 0.4%
Arkansas Best Corp.	1,096	20,956
Canadian National Railway Co.	20,910	1,616,914
Heartland Express, Inc.	21,600	297,000
Kansas City Southern(1)	36,900	2,510,307
Union Pacific Corp.	19,001	1,964,893
Werner Enterprises, Inc.	1,070	25,081
		6,435,151
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.1%
Applied Materials, Inc.	224,363	2,418,633
ARM Holdings plc	427,640	4,014,449
Asia Pacific Systems, Inc.(1)	12,720	167,582
ASML Holding NV	18,940	739,032
Avago Technologies Ltd.	44,187	1,322,075
Broadcom Corp., Class A(1)	45,187	1,371,200
Cavium Networks, Inc.(1)	1,372	44,782
CEVA, Inc.(1)	4,099	118,092
Cirrus Logic, Inc.(1)	2,206	35,936
Cree, Inc.(1)	8,035	199,911
Cymer, Inc.(1)	908	40,606
Cypress Semiconductor Corp.(1)	37,287	711,063
Entegris, Inc.(1)	7,410	62,466
Formfactor, Inc.(1)	4,009	23,733
GT Advanced Technologies, Inc.(1)	7,489	57,815
Intel Corp.	337,790	8,414,349
Intersil Corp., Class A	3,025	32,156
KLA-Tencor Corp.	12,569	579,431
Linear Technology Corp.	26,353	807,192
LSI Corp.(1)	8,054	45,263
Marvell Technology Group Ltd.(1)	46,830	661,240
MediaTek, Inc.	65,000	617,857
MKS Instruments, Inc.	628	16,868
Nanometrics, Inc.(1)	2,513	41,389
Novellus Systems, Inc.(1)	1,656	57,331
Photronics, Inc.(1)	16,622	96,241
Samsung Electronics Co. Ltd.	4,494	4,079,960
Semtech Corp.(1)	3,824	88,717
Silicon Motion Technology Corp. ADR(1)	3,375	65,813
Skyworks Solutions, Inc.(1)	4,470	72,906
Spansion, Inc., Class A(1)	8,552	74,744
Standard Microsystems Corp.(1)	3,003	75,165
Taiwan Semiconductor Manufacturing Co. Ltd.	680,500	1,713,679
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	90,905	1,174,493
Teradyne, Inc.(1)	107,130	1,441,970
Ultratech, Inc.(1)	4,088	94,842
Xilinx, Inc.	31,324	1,024,608
		32,603,589
SOFTWARE — 2.5%
ACI Worldwide, Inc.(1)	2,808	84,465
Activision Blizzard, Inc.	95,757	1,189,302
Actuate Corp.(1)	7,907	52,186
Adobe Systems, Inc.(1)	20,920	573,626
Allot Communications Ltd.(1)	5,541	93,421
Ariba, Inc.(1)	1,412	42,854
Bottomline Technologies, Inc.(1)	1,870	42,075
BroadSoft, Inc.(1)	1,430	50,164

Shares/ Principal Amount	Value
Cadence Design Systems, Inc.(1)	137,147	$1,500,388
Cerner Corp.(1)	14,899	908,541
Check Point Software Technologies Ltd.(1)	54,566	3,019,682
Citrix Systems, Inc.(1)	20,200	1,442,078
Clicksoftware Technologies Ltd.	4,709	42,617
Compuware Corp.(1)	3,944	32,577
Electronic Arts, Inc.(1)	28,014	649,645
Fortinet, Inc.(1)	20,146	483,303
Glu Mobile, Inc.(1)	5,406	16,705
Informatica Corp.(1)	20,300	912,587
Intuit, Inc.	3,101	165,097
JDA Software Group, Inc.(1)	1,172	36,941
Kenexa Corp.(1)	8,623	215,575
Konami Corp.	28,800	866,649
Majesco Entertainment Co.(1)	3,281	9,121
Microsoft Corp.	329,133	8,419,222
Mitek Systems, Inc.(1)	8,627	63,236
NCSoft Corp.	3,552	967,133
NetScout Systems, Inc.(1)	2,406	42,514
NetSuite, Inc.(1)	25,700	1,041,878
Opnet Technologies, Inc.	2,417	86,214
Oracle Corp.	182,183	5,711,437
PROS Holdings, Inc.(1)	5,354	85,718
QLIK Technologies, Inc.(1)	38,116	1,043,235
Quest Software, Inc.(1)	18,112	327,284
Red Hat, Inc.(1)	20,335	1,018,377
Salesforce.com, Inc.(1)	11,275	1,335,186
SAP AG	38,070	2,271,367
Solera Holdings, Inc.	20,200	955,864
Symantec Corp.(1)	87,098	1,424,052
Synopsys, Inc.(1)	12,162	340,171
Taleo Corp., Class A(1)	1,135	36,763
TIBCO Software, Inc.(1)	4,170	114,258
Ultimate Software Group, Inc.(1)	882	58,494
Websense, Inc.(1)	1,795	32,508
		37,804,510
SPECIALTY RETAIL — 1.9%
American Eagle Outfitters, Inc.	2,857	39,741
Bed Bath & Beyond, Inc.(1)	31,170	1,886,097
Big 5 Sporting Goods Corp.	3,163	28,847
Buckle, Inc. (The)	1,133	45,275
Cabela’s, Inc.(1)	1,029	24,253
Cato Corp. (The), Class A	669	17,120
Cia Hering	33,000	698,924
Collective Brands, Inc.(1)	2,085	29,086
Cost Plus, Inc.(1)	2,884	23,332
Destination Maternity Corp.	3,012	44,126
DSW, Inc., Class A	16,997	764,865
Fast Retailing Co. Ltd.	5,000	809,779
Finish Line, Inc. (The), Class A	2,774	58,476
GameStop Corp., Class A(1)	10,044	232,217
Genesco, Inc.(1)	2,539	149,928
GOME Electrical Appliances Holding Ltd.	827,000	214,512
Guess?, Inc.	1,649	46,370
Home Depot, Inc. (The)	113,677	4,458,412
Inditex SA	13,590	1,154,108
Kingfisher plc	222,330	895,919
Limited Brands, Inc.	11,888	503,219
Lithia Motors, Inc., Class A	15,233	338,325
Lowe’s Cos., Inc.	146,792	3,524,476
Men’s Wearhouse, Inc. (The)	1,438	40,019
Mr Price Group Ltd.	65,571	648,478
Nitori Holdings Co. Ltd.	13,300	1,243,903
O’Reilly Automotive, Inc.(1)	34,246	2,645,161
Penske Automotive Group, Inc.	2,341	47,499
PetSmart, Inc.	31,021	1,496,763
RadioShack Corp.	5,850	67,158
Rent-A-Center, Inc.	275	9,886
Staples, Inc.	138,440	1,994,920
Tiffany & Co.	8,300	556,432
Tractor Supply Co.	26,622	1,922,907
Ulta Salon Cosmetics & Fragrance, Inc.(1)	29,300	2,040,159
Urban Outfitters, Inc.(1)	14,827	400,032
Vitamin Shoppe, Inc.(1)	301	11,080
Williams-Sonoma, Inc.	1,615	60,998
		29,172,802
TEXTILES, APPAREL AND LUXURY GOODS — 0.6%
adidas AG	10,940	771,340
Burberry Group plc	61,199	1,226,796
Coach, Inc.	15,863	992,865
Columbia Sportswear Co.	1,666	84,633
Crocs, Inc.(1)	1,528	23,699

Shares/ Principal Amount	Value
Culp, Inc.(1)	3,666	$30,318
Deckers Outdoor Corp.(1)	772	84,106
Fossil, Inc.(1)	10,600	949,654
G-III Apparel Group Ltd.(1)	2,971	54,756
Iconix Brand Group, Inc.(1)	11,851	204,548
Lululemon Athletica, Inc.(1)	17,977	893,457
LVMH Moet Hennessy Louis Vuitton SA	8,660	1,361,438
Oxford Industries, Inc.	1,967	74,608
Prada SpA(1)	74,500	367,579
Swatch Group AG (The)	2,890	1,126,422
True Religion Apparel, Inc.(1)	1,316	46,323
VF Corp.	4,400	610,236
Wolverine World Wide, Inc.	2,037	75,043
		8,977,821
THRIFTS AND MORTGAGE FINANCE — 0.2%
BankUnited, Inc.	5,138	111,443
BofI Holding, Inc.(1)	1,929	31,018
Brookline Bancorp., Inc.	3,747	30,126
Capitol Federal Financial, Inc.	75,927	859,494
First Niagara Financial Group, Inc.	4,600	40,480
Flushing Financial Corp.	1,725	22,322
Hudson City Bancorp., Inc.	141,887	793,148
Kaiser Federal Financial Group, Inc.	1,897	22,764
Oritani Financial Corp.	1,632	21,232
People’s United Financial, Inc.	69,252	862,188
Provident Financial Services, Inc.	3,279	42,922
Rockville Financial, Inc.	2,335	23,700
Walker & Dunlop, Inc.(1)	1,364	17,323
Washington Federal, Inc.	3,214	41,814
		2,919,974
TOBACCO — 0.9%
Altria Group, Inc.	38,800	1,113,172
British American Tobacco plc	47,461	2,202,771
ITC Ltd.	195,626	760,699
Japan Tobacco, Inc.	390	1,859,320
Philip Morris International, Inc.	94,305	7,189,813
		13,125,775
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
Applied Industrial Technologies, Inc.	3,074	106,145
Barloworld Ltd.	36,468	326,309
DXP Enterprises, Inc.(1)	1,798	54,389
Fastenal Co.	37,400	1,557,710
Kaman Corp.	751	23,304
Lawson Products, Inc.	2,602	41,007
Mitsubishi Corp.	80,100	1,654,707
Rush Enterprises, Inc., Class A(1)	2,800	53,648
SeaCube Container Leasing Ltd.	2,113	32,519
Titan Machinery, Inc.(1)	6,857	148,797
United Rentals, Inc.(1)	44,819	1,261,207
WESCO International, Inc.(1)	810	41,278
Wolseley plc	28,390	851,397
		6,152,417
WATER UTILITIES†
Artesian Resources Corp., Class A	2,457	45,454
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
Advanced Info Service PCL	59,300	270,848
America Movil SAB de CV Series L ADR	21,878	521,134
American Tower Corp., Class A(1)	33,759	1,991,781
Bharti Airtel Ltd.	102,820	767,132
Crown Castle International Corp.(1)	32,969	1,395,248
ENTEL Chile SA	24,327	493,003
Millicom International Cellular SA	17,230	1,864,719
Mobile Telesystems OJSC ADR	17,568	303,575
MTN Group Ltd.	35,509	638,876
Rogers Communications, Inc., Class B	13,700	508,000
SBA Communications Corp., Class A(1)	27,013	1,104,562
SOFTBANK CORP.	26,600	896,228
Telephone & Data Systems, Inc.	33,664	908,591
Tim Participacoes SA ADR	17,556	418,008
Vodafone Group plc	482,900	1,310,065
		13,391,770
TOTAL COMMON STOCKS (Cost $838,757,498)		986,395,413

Shares/ Principal Amount	Value
U.S. Treasury Securities — 9.3%
U.S. Treasury Bonds, 5.50%, 8/15/28(2)	$150,000	$206,860
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	650,000	902,383
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	5,400,000	6,793,875
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	920,000	1,160,638
U.S. Treasury Bonds, 3.75%, 8/15/41(2)	300,000	341,297
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(2)	16,453,909	21,784,712
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(2)	345,040	534,596
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(2)	1,186,195	1,580,697
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41(2)	2,999,423	4,020,399
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(2)	14,870,863	14,925,469
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(2)	6,709,000	6,823,784
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(2)	3,800,465	3,993,456
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(2)	15,545,812	17,560,689
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21(2)	8,297,520	9,186,915
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(2)	9,261,456	9,818,588
U.S. Treasury Notes, 0.50%, 11/30/12(2)	1,110,000	1,113,989
U.S. Treasury Notes, 1.25%, 3/15/14(2)	4,880,000	4,985,227
U.S. Treasury Notes, 0.50%, 8/15/14(2)	4,000,000	4,014,688
U.S. Treasury Notes, 2.375%, 8/31/14(2)	2,000,000	2,108,906
U.S. Treasury Notes, 1.25%, 9/30/15(2)	2,000,000	2,047,188
U.S. Treasury Notes, 2.00%, 4/30/16(2)	6,600,000	6,949,081
U.S. Treasury Notes, 1.50%, 6/30/16(2)	3,250,000	3,344,201
U.S. Treasury Notes, 3.00%, 8/31/16(2)	4,308,000	4,731,735
U.S. Treasury Notes, 2.625%, 4/30/18(2)	555,000	598,273
U.S. Treasury Notes, 4.00%, 8/15/18(2)	250,000	291,328
U.S. Treasury Notes, 2.625%, 8/15/20(2)	2,500,000	2,650,390
U.S. Treasury Notes, 2.125%, 8/15/21(2)	10,650,000	10,714,901
TOTAL U.S. TREASURY SECURITIES (Cost $131,090,358)		143,184,265
Corporate Bonds — 8.5%
AEROSPACE AND DEFENSE — 0.1%
Alliant Techsystems, Inc., 6.75%, 4/1/16(2)	30,000	30,675
L-3 Communications Corp., 6.375%, 10/15/15(2)	112,000	114,660
L-3 Communications Corp., 4.75%, 7/15/20	130,000	124,191
Lockheed Martin Corp., 4.25%, 11/15/19(2)	220,000	229,723
Lockheed Martin Corp., 4.85%, 9/15/41(2)	190,000	186,518
Raytheon Co., 4.40%, 2/15/20(2)	170,000	184,532
United Technologies Corp., 6.05%, 6/1/36(2)	72,000	88,239
United Technologies Corp., 5.70%, 4/15/40(2)	120,000	142,545
		1,101,083
AUTO COMPONENTS — 0.1%
Allison Transmission, Inc., 7.125%, 5/15/19(2)(3)	150,000	142,125
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(2)	150,000	145,500
Delphi Corp., 5.875%, 5/15/19(2)(3)	150,000	151,875
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20(2)	275,000	291,500
Tenneco, Inc., 6.875%, 12/15/20	250,000	252,500
TRW Automotive, Inc., 8.875%, 12/1/17(2)(3)	225,000	241,875
		1,225,375

Shares/ Principal Amount	Value
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(2)(3)		$310,000	$314,700
American Honda Finance Corp., 2.50%, 9/21/15(2)(3)		390,000	394,928
Daimler Finance North America LLC, 2.625%, 9/15/16(3)		310,000	306,337
Ford Motor Co., 7.45%, 7/16/31(2)		200,000	235,500
Ford Motor Credit Co. LLC, 7.50%, 8/1/12		250,000	259,100
Ford Motor Credit Co. LLC, 5.00%, 5/15/18(2)		150,000	147,780
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)(3)		100,000	101,665
			1,760,010
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)		860,000	1,108,650
Coca-Cola Co. (The), 1.80%, 9/1/16(2)(3)		260,000	262,230
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(2)		90,000	93,032
PepsiCo, Inc., 4.875%, 11/1/40(2)		80,000	87,315
			1,551,227
BIOTECHNOLOGY†
Amgen, Inc., 3.875%, 11/15/21(2)		150,000	148,046
BUILDING PRODUCTS†
Boise Cascade LLC, 7.125%, 10/15/14(2)		269,000	262,275
CAPITAL MARKETS — 0.1%
Bank of Scotland plc, 3.25%, 1/25/13	EUR	170,000	230,556
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)		$500,000	543,073
Jefferies Group, Inc., 5.125%, 4/13/18		250,000	212,500
			986,129
CHEMICALS — 0.1%
CF Industries, Inc., 6.875%, 5/1/18		160,000	184,200
Dow Chemical Co. (The), 5.90%, 2/15/15(2)		320,000	354,324
Dow Chemical Co. (The), 2.50%, 2/15/16(2)		200,000	200,822
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18(2)		125,000	113,437
Lyondell Chemical Co., 8.00%, 11/1/17		136,000	148,240
Nalco Co., 6.625%, 1/15/19(2)(3)		500,000	561,250
Rohm & Haas Co., 5.60%, 3/15/13(2)		30,000	31,447
			1,593,720
COMMERCIAL BANKS — 0.6%
Banca Monte dei Paschi di Siena SpA, 4.875%, 9/15/16	EUR	200,000	250,710
Bank of America N.A., 5.30%, 3/15/17(2)		$1,344,000	1,179,993
Barclays Bank plc, 5.00%, 9/22/16(2)		330,000	335,020
BB&T Corp., 5.70%, 4/30/14(2)		140,000	153,263
BB&T Corp., 3.20%, 3/15/16		290,000	299,783
Caja de Ahorros y Pensiones de Barcelona, 5.00%, 2/22/16	EUR	150,000	196,665
Capital One Financial Corp., 4.75%, 7/15/21		$140,000	143,194
Fifth Third Bancorp, 6.25%, 5/1/13(2)		240,000	252,406
HSBC Bank plc, 3.50%, 6/28/15(2)(3)		230,000	232,682
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)		50,000	55,449
Intesa Sanpaolo SpA, 5.00%, 1/27/21	EUR	200,000	240,818
Kreditanstalt fuer Wiederaufbau, 4.375%, 10/11/13		520,000	742,622
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(2)		$400,000	434,314
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16		420,000	434,062
National Australia Bank Ltd., 2.75%, 9/28/15(2)(3)		200,000	200,421
Northern Trust Co. (The), 6.50%, 8/15/18(2)		250,000	296,054
Regions Bank, 6.45%, 6/26/37(2)		250,000	207,500
Regions Financial Corp., 5.75%, 6/15/15(2)		275,000	265,719

Shares/ Principal Amount	Value
Royal Bank of Canada, 2.30%, 7/20/16		$210,000	$212,108
Royal Bank of Scotland plc (The), 3.95%, 9/21/15		340,000	320,805
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(2)		560,000	529,865
Royal Bank of Scotland plc (The), 4.875%, 1/20/17	EUR	160,000	192,570
SunTrust Bank, 7.25%, 3/15/18(2)		$240,000	265,295
SunTrust Banks, Inc., 3.60%, 4/15/16(2)		74,000	74,262
Toronto-Dominion Bank (The), 2.375%, 10/19/16		300,000	303,089
U.S. Bancorp., 3.44%, 2/1/16		180,000	182,090
Wachovia Bank N.A., 4.80%, 11/1/14(2)		839,000	889,565
Wachovia Bank N.A., 4.875%, 2/1/15(2)		312,000	327,449
Wells Fargo & Co., 3.68%, 6/15/16(2)		220,000	230,423
			9,448,196
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Corrections Corp. of America, 6.75%, 1/31/14(2)		14,000	14,219
Republic Services, Inc., 3.80%, 5/15/18(2)		100,000	104,030
Republic Services, Inc., 5.50%, 9/15/19(2)		440,000	502,498
Republic Services, Inc., 5.70%, 5/15/41(2)		60,000	67,764
Waste Management, Inc., 6.125%, 11/30/39(2)		240,000	292,592
			981,103
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29(2)		150,000	108,750
American Tower Corp., 4.625%, 4/1/15(2)		350,000	365,126
Avaya, Inc., 7.00%, 4/1/19(2)(3)		160,000	144,000
Cisco Systems, Inc., 5.90%, 2/15/39(2)		300,000	358,670
			976,546
COMPUTERS AND PERIPHERALS†
Seagate Technology HDD Holdings, 6.80%, 10/1/16(2)		100,000	103,500
CONSTRUCTION MATERIALS†
Nortek, Inc., 8.50%, 4/15/21(2)(3)		125,000	103,438
USG Corp., 8.375%, 10/15/18(2)(3)		100,000	88,750
			192,188
CONSUMER FINANCE — 0.3%
American Express Centurion Bank, 6.00%, 9/13/17(2)		250,000	280,575
American Express Credit Corp., 2.80%, 9/19/16		190,000	188,136
American Express Credit Corp., MTN, 2.75%, 9/15/15(2)		320,000	317,030
Capital One Bank USA N.A., 8.80%, 7/15/19(2)		180,000	209,758
CIT Group, Inc., 7.00%, 5/2/16(3)		510,000	504,900
CIT Group, Inc., 7.00%, 5/2/17(3)		250,000	246,563
Credit Suisse (New York), 6.00%, 2/15/18(2)		180,000	174,516
Credit Suisse (New York), 5.30%, 8/13/19(2)		460,000	468,280
PNC Bank N.A., 6.00%, 12/7/17(2)		640,000	702,688
SLM Corp., 6.25%, 1/25/16(2)		190,000	180,749
SLM Corp., MTN, 5.00%, 10/1/13(2)		270,000	270,060
Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/12(2)		500,000	474,060
Springleaf Finance Corp., Series I, MTN, 5.40%, 12/1/15(2)		250,000	171,875
			4,189,190
CONTAINERS AND PACKAGING — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19(2)		125,000	123,750
Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14(2)		477,000	485,347
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17(2)		225,000	227,813
			836,910
DIVERSIFIED FINANCIAL SERVICES — 1.0%
Ally Financial, Inc., 8.30%, 2/12/15(2)		350,000	355,250
Ally Financial, Inc., 6.25%, 12/1/17(2)		275,000	253,578

Shares/ Principal Amount	Value
Bank of America Corp., 6.50%, 8/1/16(2)		$650,000	$628,686
Bank of America Corp., 5.75%, 12/1/17(2)		500,000	456,347
BankAmerica Capital II, 8.00%, 12/15/26(2)		300,000	280,500
BNP Paribas SA, 3.60%, 2/23/16(2)		100,000	93,858
Citigroup, Inc., 6.00%, 12/13/13(2)		600,000	621,276
Citigroup, Inc., 6.01%, 1/15/15(2)		510,000	528,529
Citigroup, Inc., 4.75%, 5/19/15		130,000	130,733
Citigroup, Inc., 6.125%, 5/15/18(2)		1,050,000	1,094,696
Citigroup, Inc., 4.50%, 1/14/22		160,000	148,330
Deutsche Bank AG (London), 4.875%, 5/20/13(2)		720,000	739,809
Deutsche Bank AG (London), 3.875%, 8/18/14(2)		370,000	378,613
GE Capital European Funding, 5.375%, 1/16/18	EUR	85,000	121,809
General Electric Capital Corp., 3.75%, 11/14/14(2)		$400,000	417,901
General Electric Capital Corp., 2.25%, 11/9/15(2)		330,000	327,039
General Electric Capital Corp., 5.625%, 9/15/17(2)		670,000	736,097
General Electric Capital Corp., 4.375%, 9/16/20(2)		600,000	594,788
General Electric Capital Corp., 5.30%, 2/11/21(2)		120,000	123,016
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)		760,000	715,824
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(2)		1,110,000	1,185,627
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)		140,000	126,714
HSBC Holdings plc, 5.10%, 4/5/21		170,000	175,793
HSBC Holdings plc, 6.80%, 6/1/38(2)		130,000	128,614
JPMorgan Chase & Co., 3.45%, 3/1/16		290,000	287,831
JPMorgan Chase & Co., 3.15%, 7/5/16		180,000	177,417
JPMorgan Chase & Co., 6.00%, 1/15/18(2)		1,370,000	1,505,114
Morgan Stanley, 4.20%, 11/20/14(2)		400,000	380,518
Morgan Stanley, 6.00%, 4/28/15(2)		190,000	184,933
Morgan Stanley, 6.625%, 4/1/18(2)		820,000	772,310
Morgan Stanley, 5.625%, 9/23/19(2)		370,000	323,483
Morgan Stanley, 5.75%, 1/25/21(2)		60,000	53,667
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)		120,000	118,854
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)		510,000	529,217
			14,696,771
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 6.80%, 5/15/36(2)		100,000	122,502
AT&T, Inc., 6.55%, 2/15/39(2)		685,000	828,100
British Telecommunications plc, 5.95%, 1/15/18(2)		420,000	453,247
CenturyLink, Inc., 6.15%, 9/15/19(2)		220,000	212,021
CenturyLink, Inc., Series P, 7.60%, 9/15/39(2)		12,000	11,316
Cincinnati Bell, Inc., 8.75%, 3/15/18(2)		150,000	134,250
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(2)		240,000	282,259
France Telecom SA, 4.375%, 7/8/14(2)		610,000	646,864
Frontier Communications Corp., 6.25%, 1/15/13(2)		260,000	265,200
Frontier Communications Corp., 7.125%, 3/15/19(2)		200,000	181,000
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(2)		300,000	312,750
Intelsat Jackson Holdings SA, 7.25%, 4/1/19(2)(3)		100,000	97,750
Intelsat Luxembourg SA, 11.25%, 2/4/17(2)		250,000	230,625
Level 3 Financing, Inc., 9.25%, 11/1/14(2)		145,000	148,444
Sprint Capital Corp., 8.75%, 3/15/32(2)		500,000	391,250

Shares/ Principal Amount	Value
Telecom Italia Capital SA, 6.18%, 6/18/14(2)	$440,000	$422,155
Telecom Italia Capital SA, 7.00%, 6/4/18(2)	50,000	45,374
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	570,000	538,929
Telefonica Emisiones SAU, 5.46%, 2/16/21	240,000	214,423
Verizon Communications, Inc., 8.75%, 11/1/18(2)	600,000	800,210
Virgin Media Finance plc, 9.50%, 8/15/16(2)	350,000	385,000
Windstream Corp., 7.875%, 11/1/17(2)	210,000	220,500
		6,944,169
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17(2)	500,000	540,000
Edison Mission Energy, 7.00%, 5/15/17(2)	325,000	205,562
		745,562
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	275,000	277,063
Sanmina-SCI Corp., 7.00%, 5/15/19(2)(3)	125,000	116,875
		393,938
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16(2)	170,000	173,121
Pioneer Drilling Co., 9.875%, 3/15/18(2)	100,000	103,625
Transocean, Inc., 6.50%, 11/15/20(2)	150,000	149,340
Weatherford International Ltd., 9.625%, 3/1/19(2)	320,000	409,933
		836,019
FOOD AND STAPLES RETAILING — 0.2%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(2)(3)	130,000	130,650
CVS Caremark Corp., 6.60%, 3/15/19(2)	570,000	680,400
Ingles Markets, Inc., 8.875%, 5/15/17(2)	500,000	532,500
Kroger Co. (The), 6.40%, 8/15/17(2)	320,000	377,997
Rite Aid Corp., 8.625%, 3/1/15(2)	250,000	233,750
SUPERVALU, Inc., 8.00%, 5/1/16(2)	155,000	156,163
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	175,000	188,563
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	104,000	123,437
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	80,000	98,892
Wal-Mart Stores, Inc., 5.625%, 4/1/40(2)	340,000	402,833
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	240,000	262,658
Wal-Mart Stores, Inc., 5.625%, 4/15/41(2)	95,000	113,931
		3,301,774
FOOD PRODUCTS — 0.1%
Bumble Bee Acquisition Corp., 9.00%, 12/15/17(2)(3)	143,000	142,285
Del Monte Foods Co., 7.625%, 2/15/19(2)(3)	160,000	144,000
Kellogg Co., 4.45%, 5/30/16(2)	500,000	554,783
Kraft Foods, Inc., 6.00%, 2/11/13(2)	170,000	179,363
Kraft Foods, Inc., 6.125%, 2/1/18(2)	170,000	196,496
Kraft Foods, Inc., 5.375%, 2/10/20(2)	600,000	666,992
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	220,000	229,959
		2,113,878
GAS UTILITIES — 0.3%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	680,000	798,905
El Paso Corp., 6.875%, 6/15/14(2)	100,000	110,485
El Paso Corp., 7.25%, 6/1/18(2)	275,000	299,534
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	240,000	279,168
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	200,000	208,337
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	580,000	674,426
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	180,000	195,335
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	510,000	591,148

Shares/ Principal Amount	Value
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	$260,000	$278,610
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	200,000	232,387
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22(2)	250,000	254,375
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(2)	100,000	105,597
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(2)	510,000	642,441
Williams Partners LP, 4.125%, 11/15/20(2)	220,000	221,964
		4,892,712
HEALTH CARE EQUIPMENT AND SUPPLIES†
Biomet, Inc., 10.00%, 10/15/17(2)	200,000	216,500
Covidien International Finance SA, 1.875%, 6/15/13(2)	310,000	313,899
		530,399
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(2)	90,000	92,700
DaVita, Inc., 6.625%, 11/1/20(2)	500,000	493,750
Express Scripts, Inc., 5.25%, 6/15/12(2)	460,000	470,182
Express Scripts, Inc., 7.25%, 6/15/19(2)	630,000	737,169
HCA Holdings, Inc., 7.75%, 5/15/21(2)	250,000	246,875
HCA, Inc., 6.50%, 2/15/16(2)	200,000	200,500
HCA, Inc., 8.50%, 4/15/19(2)	125,000	135,625
HCA, Inc., 7.875%, 2/15/20(2)	400,000	423,000
HCA, Inc., 7.50%, 2/15/22(2)	125,000	123,437
Healthsouth Corp., 8.125%, 2/15/20(2)	250,000	245,625
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	700,000	756,824
Tenet Healthcare Corp., 8.875%, 7/1/19	400,000	438,000
Universal Health Services, Inc., 7.00%, 10/1/18(2)	150,000	151,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/1/19(2)	75,000	70,313
WellPoint, Inc., 5.80%, 8/15/40(2)	100,000	114,321
		4,699,821
HOTELS, RESTAURANTS AND LEISURE — 0.2%
Ameristar Casinos, Inc., 7.50%, 4/15/21(2)(3)	200,000	201,000
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17(2)	500,000	522,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18(2)	225,000	145,125
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16(2)(3)	75,000	74,625
Mandalay Resort Group, 6.375%, 12/15/11(2)	75,000	75,375
McDonald’s Corp., 5.35%, 3/1/18(2)	140,000	164,635
MGM Resorts International, 6.75%, 9/1/12(2)	350,000	353,500
MGM Resorts International, 7.625%, 1/15/17(2)	125,000	118,750
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(2)	200,000	195,000
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(2)	250,000	281,875
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15(2)	130,000	145,113
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(2)	425,000	460,062
		2,737,560
HOUSEHOLD DURABLES — 0.1%
D.R. Horton, Inc., 5.625%, 9/15/14(2)	70,000	71,400
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16(2)	125,000	99,688
KB Home, 6.25%, 6/15/15(2)	275,000	246,125
Lennar Corp., Series B, 5.60%, 5/31/15(2)	275,000	270,875

Shares/ Principal Amount	Value
Toll Brothers Finance Corp., 6.75%, 11/1/19(2)	$170,000	$175,172
		863,260
HOUSEHOLD PRODUCTS — 0.1%
Central Garden and Pet Co., 8.25%, 3/1/18	400,000	390,000
Jarden Corp., 6.125%, 11/15/22(2)	500,000	506,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.125%, 4/15/19(2)(3)	500,000	491,250
Yankee Candle Co., Inc., Series B, 8.50%, 2/15/15(2)	100,000	100,250
		1,487,750
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(2)(3)	275,000	293,562
General Electric Co., 5.25%, 12/6/17(2)	550,000	615,563
Harland Clarke Holdings Corp., 9.50%, 5/15/15(2)	270,000	201,150
SPX Corp., 7.625%, 12/15/14(2)	125,000	135,469
		1,245,744
INSURANCE — 0.3%
Allstate Corp. (The), 7.45%, 5/16/19	380,000	454,641
American International Group, Inc., 3.65%, 1/15/14	110,000	106,372
American International Group, Inc., 5.85%, 1/16/18(2)	470,000	455,208
American International Group, Inc., 8.25%, 8/15/18(2)	140,000	149,974
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	180,000	190,376
CNA Financial Corp., 5.875%, 8/15/20(2)	120,000	120,555
CNA Financial Corp., 5.75%, 8/15/21	70,000	69,711
Genworth Financial, Inc., 7.20%, 2/15/21(2)	110,000	100,675
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	310,000	308,548
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	160,000	164,184
International Lease Finance Corp., 8.75%, 3/15/17(2)	250,000	252,500
International Lease Finance Corp., 8.25%, 12/15/20(2)	375,000	374,063
Liberty Mutual Group, Inc., 5.00%, 6/1/21(2)(3)	142,000	134,741
Lincoln National Corp., 6.25%, 2/15/20(2)	300,000	318,410
MetLife, Inc., 6.75%, 6/1/16(2)	500,000	568,272
MetLife, Inc., 5.70%, 6/15/35(2)	100,000	105,092
Prudential Financial, Inc., 7.375%, 6/15/19(2)	140,000	160,786
Prudential Financial, Inc., 5.375%, 6/21/20(2)	110,000	113,959
Prudential Financial, Inc., 5.40%, 6/13/35(2)	600,000	547,333
Prudential Financial, Inc., 5.625%, 5/12/41(2)	100,000	92,410
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/41(2)(3)	230,000	202,634
		4,990,444
INTERNET SOFTWARE AND SERVICES†
eBay, Inc., 3.25%, 10/15/20(2)	90,000	88,600
Equinix, Inc., 7.00%, 7/15/21(2)	75,000	77,531
Google, Inc., 2.125%, 5/19/16(2)	190,000	196,171
		362,302
IT SERVICES — 0.1%
First Data Corp., 9.875%, 9/24/15(2)	425,000	387,813
First Data Corp., 7.375%, 6/15/19(2)(3)	150,000	141,750
International Business Machines Corp., 1.95%, 7/22/16	610,000	621,104
SunGard Data Systems, Inc., 10.25%, 8/15/15(2)	200,000	207,000
		1,357,667
MACHINERY — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17(2)	100,000	110,000
Deere & Co., 5.375%, 10/16/29(2)	410,000	501,107

Shares/ Principal Amount	Value
Dematic SA, 8.75%, 5/1/16(2)(3)	$125,000	$121,875
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21(2)(3)	130,000	128,050
		861,032
MEDIA — 0.8%
AMC Entertainment, Inc., 9.75%, 12/1/20	250,000	228,750
Cablevision Systems Corp., 8.625%, 9/15/17(2)	250,000	262,500
CBS Corp., 4.30%, 2/15/21(2)	280,000	283,062
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18(2)	375,000	390,469
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(2)(3)	200,000	146,000
Cinemark USA, Inc., 8.625%, 6/15/19(2)	150,000	162,000
Clear Channel Communications, Inc., 10.75%, 8/1/16(2)	225,000	142,875
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(2)(3)	400,000	340,000
Comcast Corp., 5.90%, 3/15/16(2)	720,000	821,179
Comcast Corp., 6.50%, 11/15/35(2)	130,000	149,698
Comcast Corp., 6.40%, 5/15/38(2)	170,000	193,310
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	240,000	259,730
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	570,000	591,966
Discovery Communications LLC, 5.625%, 8/15/19(2)	130,000	147,035
Discovery Communications LLC, 4.375%, 6/15/21(2)	180,000	185,951
DISH DBS Corp., 6.75%, 6/1/21(2)	600,000	588,000
Embarq Corp., 7.08%, 6/1/16(2)	242,000	256,149
Gray Television, Inc., 10.50%, 6/29/15(2)	125,000	116,875
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	750,000	863,437
Lamar Media Corp., 7.875%, 4/15/18(2)	200,000	207,500
NBCUniversal Media LLC, 5.15%, 4/30/20(2)	150,000	162,480
NBCUniversal Media LLC, 4.375%, 4/1/21	360,000	368,851
News America, Inc., 4.50%, 2/15/21(2)	230,000	231,970
News America, Inc., 6.90%, 8/15/39(2)	260,000	300,032
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17(2)	275,000	279,125
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(2)	82,000	93,890
Omnicom Group, Inc., 4.45%, 8/15/20(2)	275,000	276,858
PAETEC Holding Corp., 8.875%, 6/30/17(2)	125,000	135,625
Qwest Corp., 7.50%, 10/1/14(2)	270,000	297,000
Sinclair Television Group, Inc., 8.375%, 10/15/18(2)	250,000	254,375
Sirius XM Radio, Inc., 8.75%, 4/1/15(2)(3)	200,000	218,000
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	630,000	732,991
Time Warner Cable, Inc., 4.00%, 9/1/21(2)	290,000	283,690
Time Warner, Inc., 3.15%, 7/15/15(2)	310,000	320,919
Time Warner, Inc., 7.70%, 5/1/32(2)	390,000	486,737
Univision Communications, Inc., 6.875%, 5/15/19(2)(3)	225,000	209,812
Viacom, Inc., 4.375%, 9/15/14(2)	220,000	236,076
Virgin Media Secured Finance plc, 5.25%, 1/15/21(2)	140,000	146,651
Wind Acquisition Finance SA, 11.75%, 7/15/17(3)	250,000	216,875
Wind Acquisition Finance SA, 7.25%, 2/15/18(3)	250,000	218,750
WMG Acquisition Corp., 9.50%, 6/15/16	325,000	342,875
		12,150,068

Shares/ Principal Amount	Value
METALS AND MINING — 0.2%
AK Steel Corp., 7.625%, 5/15/20(2)	$150,000	$137,250
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(2)	300,000	293,466
ArcelorMittal, 9.85%, 6/1/19(2)	430,000	466,992
ArcelorMittal, 5.25%, 8/5/20(2)	190,000	168,024
Barrick Finance LLC, 4.40%, 5/30/21	200,000	209,401
FMG Resources Pty Ltd., 6.875%, 2/1/18(2)(3)	500,000	461,250
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(2)	420,000	447,254
Newmont Mining Corp., 6.25%, 10/1/39(2)	230,000	262,762
Novelis, Inc., 8.375%, 12/15/17(2)	300,000	313,500
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	120,000	120,867
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	210,000	212,832
Teck Resources Ltd., 3.15%, 1/15/17	160,000	162,715
Vale Overseas Ltd., 5.625%, 9/15/19(2)	440,000	467,544
Vale Overseas Ltd., 4.625%, 9/15/20	120,000	120,549
		3,844,406
MULTI-UTILITIES — 0.4%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(2)(3)	400,000	427,000
Carolina Power & Light Co., 5.15%, 4/1/15(2)	267,000	299,007
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	202,000	221,435
Dominion Resources, Inc., 6.40%, 6/15/18(2)	360,000	433,372
Dominion Resources, Inc., 4.90%, 8/1/41	100,000	105,358
Duke Energy Corp., 3.95%, 9/15/14(2)	270,000	288,529
Edison International, 3.75%, 9/15/17(2)	200,000	204,787
Energy Future Holdings Corp., 10.875%, 11/1/17(2)	35,000	28,263
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	489,000	506,115
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	600,000	657,788
Florida Power Corp., 6.35%, 9/15/37(2)	510,000	674,983
GenOn Energy, Inc., 7.625%, 6/15/14(2)	350,000	350,000
GenOn Energy, Inc., 9.50%, 10/15/18(2)	250,000	253,750
Nisource Finance Corp., 4.45%, 12/1/21	100,000	101,145
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	131,000	155,020
PG&E Corp., 5.75%, 4/1/14(2)	100,000	109,250
Public Service Company of Colorado, 4.75%, 8/15/41	70,000	78,966
Sempra Energy, 8.90%, 11/15/13(2)	300,000	338,152
Sempra Energy, 6.50%, 6/1/16(2)	260,000	302,807
Southern California Edison Co., 5.625%, 2/1/36(2)	161,000	200,750
Southern Power Co., 5.15%, 9/15/41	60,000	61,214
Teco Finance, Inc., 6.75%, 5/1/15(2)	40,000	44,902
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(2)(3)	125,000	104,375
		5,946,968
MULTILINE RETAIL†
JC Penney Corp., Inc., Series A, 6.875%, 10/15/15(2)	25,000	26,625
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(2)	395,000	398,816
		425,441
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13(2)	160,000	168,359
Xerox Corp., 4.25%, 2/15/15(2)	140,000	145,630
		313,989

Shares/ Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	$125,000	$121,875
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	30,000	33,569
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	500,000	558,835
Arch Coal, Inc., 8.75%, 8/1/16(2)	225,000	246,937
Arch Western Finance LLC, 6.75%, 7/1/13(2)	141,000	141,352
Bill Barrett Corp., 9.875%, 7/15/16(2)	275,000	302,500
BP Capital Markets plc, 3.20%, 3/11/16(2)	190,000	197,528
BP Capital Markets plc, 2.25%, 11/1/16	260,000	259,362
BP Capital Markets plc, 4.50%, 10/1/20(2)	150,000	161,590
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	125,000	132,500
Chesapeake Energy Corp., 6.625%, 8/15/20(2)	200,000	208,000
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(2)(3)	150,000	148,687
ConocoPhillips, 5.75%, 2/1/19(2)	420,000	498,172
ConocoPhillips Holding Co., 6.95%, 4/15/29(2)	110,000	145,910
Consol Energy, Inc., 8.00%, 4/1/17(2)	400,000	428,000
Devon Energy Corp., 5.60%, 7/15/41(2)	270,000	306,539
Encore Acquisition Co., 9.50%, 5/1/16(2)	125,000	138,438
EOG Resources, Inc., 5.625%, 6/1/19(2)	380,000	449,114
Hess Corp., 6.00%, 1/15/40(2)	230,000	259,302
Marathon Petroleum Corp., 3.50%, 3/1/16(2)	70,000	70,159
Marathon Petroleum Corp., 5.125%, 3/1/21(2)	230,000	234,562
Nexen, Inc., 5.875%, 3/10/35(2)	130,000	125,624
Peabody Energy Corp., 6.50%, 9/15/20(2)	50,000	50,750
Pemex Project Funding Master Trust, 6.625%, 6/15/35(2)	70,000	77,700
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(2)	390,000	406,514
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	220,000	224,659
Petroleos Mexicanos, 6.00%, 3/5/20(2)	190,000	209,950
Sabine Pass LNG LP, 7.50%, 11/30/16(2)	350,000	348,687
SandRidge Energy, Inc., 8.75%, 1/15/20(2)	175,000	172,375
Shell International Finance BV, 0.71%, 6/22/12(2)	3,000,000	3,008,382
Suncor Energy, Inc., 6.10%, 6/1/18(2)	266,000	311,641
Suncor Energy, Inc., 6.85%, 6/1/39(2)	100,000	121,668
Talisman Energy, Inc., 7.75%, 6/1/19(2)	400,000	486,558
Talisman Energy, Inc., 3.75%, 2/1/21(2)	150,000	145,741
Venoco, Inc., 8.875%, 2/15/19(2)	160,000	144,000
		10,877,180
PAPER AND FOREST PRODUCTS — 0.1%
Domtar Corp., 9.50%, 8/1/16(2)	250,000	299,375
Georgia-Pacific LLC, 7.70%, 6/15/15(2)	550,000	640,105
Georgia-Pacific LLC, 7.125%, 1/15/17(2)(3)	175,000	182,070
International Paper Co., 4.75%, 2/15/22	100,000	101,554
		1,223,104
PERSONAL PRODUCTS†
Elizabeth Arden, Inc., 7.375%, 3/15/21(2)	160,000	167,600
PHARMACEUTICALS — 0.2%
Abbott Laboratories, 5.30%, 5/27/40(2)	125,000	142,322
AstraZeneca plc, 5.40%, 9/15/12(2)	580,000	602,598
AstraZeneca plc, 5.90%, 9/15/17(2)	450,000	539,289
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(2)(3)	450,000	464,625

Shares/ Principal Amount	Value
Pfizer, Inc., 7.20%, 3/15/39(2)	$340,000	$478,723
Roche Holdings, Inc., 6.00%, 3/1/19(2)(3)	130,000	157,507
Roche Holdings, Inc., 7.00%, 3/1/39(2)(3)	230,000	318,913
Sanofi, 4.00%, 3/29/21(2)	143,000	153,880
Valeant Pharmaceuticals International, 6.50%, 7/15/16(2)(3)	200,000	194,500
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	438,000	470,842
		3,523,199
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
HCP, Inc., 3.75%, 2/1/16(2)	110,000	110,244
HCP, Inc., 5.375%, 2/1/21	125,000	129,190
Host Hotels & Resorts LP, 6.75%, 6/1/16(2)	250,000	258,438
Kimco Realty Corp., 6.875%, 10/1/19(2)	150,000	169,512
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21(2)	125,000	124,375
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18(2)	500,000	493,125
Simon Property Group LP, 5.10%, 6/15/15(2)	300,000	325,323
UDR, Inc., 4.25%, 6/1/18(2)	170,000	174,116
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	270,000	263,306
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(2)	90,000	86,637
Vornado Realty LP, 5.00%, 1/15/22	130,000	129,391
WEA Finance LLC, 4.625%, 5/10/21(2)(3)	330,000	317,055
		2,580,712
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(2)	100,000	114,750
ProLogis LP, 6.625%, 12/1/19(2)	260,000	279,485
		394,235
ROAD AND RAIL†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(2)	265,000	272,914
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	100,000	106,886
CSX Corp., 4.75%, 5/30/42	160,000	158,275
Union Pacific Corp., 4.75%, 9/15/41	220,000	230,050
		768,125
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Advanced Micro Devices, Inc., 8.125%, 12/15/17(2)	125,000	127,813
Freescale Semiconductor, Inc., 9.25%, 4/15/18(2)(3)	350,000	366,625
		494,438
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(2)	571,000	638,485
Oracle Corp., 5.375%, 7/15/40(2)(3)	660,000	761,983
		1,400,468
SPECIALTY RETAIL — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(2)	125,000	126,563
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12(2)	139,000	139,695
Hertz Corp. (The), 7.375%, 1/15/21(2)	200,000	199,000
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	140,000	167,233
Michaels Stores, Inc., 11.375%, 11/1/16(2)	250,000	263,750
Petco Animal Supplies, Inc., 9.25%, 12/1/18(2)(3)	275,000	292,187
Rent-A-Center, Inc., 6.625%, 11/15/20(2)	125,000	125,625
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(2)	243,000	247,252
Stewart Enterprises, Inc., 6.50%, 4/15/19(2)	60,000	58,650
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	500,000	541,250
United Rentals (North America), Inc., 8.375%, 9/15/20(2)	250,000	247,500
		2,408,705

Shares/ Principal Amount	Value
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Gap, Inc. (The), 5.95%, 4/12/21(2)		$190,000	$179,880
Gymboree Corp., 9.125%, 12/1/18(2)		250,000	207,500
Hanesbrands, Inc., 6.375%, 12/15/20(2)		275,000	273,281
Ltd. Brands, Inc., 6.625%, 4/1/21(2)		200,000	209,500
Phillips-Van Heusen Corp., 7.375%, 5/15/20(2)		500,000	533,750
Polymer Group, Inc., 7.75%, 2/1/19(2)(3)		335,000	340,862
			1,744,773
THRIFTS AND MORTGAGE FINANCE — 0.1%
Cie de Financement Foncier, 4.375%, 4/25/19	EUR	200,000	275,401
Compagnie de Financement Foncier, 1.25%, 12/1/11	JPY	64,000,000	825,167
			1,100,568
TOBACCO†
Altria Group, Inc., 10.20%, 2/6/39(2)		$150,000	216,055
Philip Morris International, Inc., 4.125%, 5/17/21(2)		280,000	303,231
Philip Morris International, Inc., 2.90%, 11/15/21		170,000	165,613
			684,899
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32(2)		250,000	353,175
America Movil SAB de CV, 5.00%, 10/16/19(2)		400,000	430,694
America Movil SAB de CV, 5.00%, 3/30/20(2)		200,000	214,586
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)		230,000	306,123
MetroPCS Wireless, Inc., 7.875%, 9/1/18(2)		250,000	242,500
Nextel Communications, Inc., 7.375%, 8/1/15(2)		1,000,000	885,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(2)(3)		130,000	116,188
Vodafone Group plc, 5.625%, 2/27/17(2)		230,000	265,118
			2,813,384
TOTAL CORPORATE BONDS (Cost $127,662,905)			131,278,562
U.S. Government Agency Mortgage-Backed Securities(4) — 5.8%
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.7%
FHLMC, 6.50%, 12/1/12(2)		$415	$427
FHLMC, 7.00%, 6/1/14(2)		12,249	13,006
FHLMC, 6.50%, 6/1/16(2)		68,715	75,526
FHLMC, 6.50%, 6/1/16(2)		67,518	73,967
FHLMC, 4.50%, 1/1/19(2)		1,150,579	1,224,699
FHLMC, 5.00%, 10/1/19(2)		32,566	35,041
FHLMC, 5.00%, 11/1/19(2)		163,233	175,638
FHLMC, 5.50%, 11/1/19(2)		4,619	5,036
FHLMC, 5.50%, 11/1/19(2)		5,814	6,339
FHLMC, 5.50%, 11/1/19(2)		5,945	6,482
FHLMC, 5.50%, 11/1/19		7,102	7,744
FHLMC, 5.50%, 11/1/19(2)		4,551	4,962
FHLMC, 5.50%, 12/1/19(2)		6,228	6,791
FHLMC, 5.00%, 2/1/20(2)		10,205	11,053
FHLMC, 5.00%, 2/1/20(2)		3,468	3,757
FHLMC, 5.50%, 3/1/20(2)		11,339	12,363
FHLMC, 5.50%, 3/1/20(2)		7,781	8,484
FHLMC, 5.50%, 3/1/20(2)		21,153	23,065
FHLMC, 5.00%, 5/1/20(2)		5,931	6,424
FHLMC, 5.00%, 5/1/20(2)		15,466	16,753
FHLMC, 5.00%, 5/1/20(2)		27,990	30,318
FHLMC, 4.50%, 7/1/20(2)		113,854	121,259
FHLMC, 4.00%, 10/1/20(2)		38,708	40,851
FHLMC, 5.00%, 4/1/21(2)		3,998,284	4,299,628
FHLMC, 8.00%, 6/1/26(2)		5,534	6,564
FHLMC, 8.00%, 6/1/26(2)		1,438	1,705
FHLMC, 8.00%, 7/1/26(2)		1,411	1,674
FHLMC, 7.00%, 8/1/29(2)		4,889	5,602
FHLMC, 7.50%, 8/1/29(2)		23,060	26,892
FHLMC, 8.00%, 7/1/30(2)		28,988	34,370
FHLMC, 6.50%, 6/1/31(2)		93,841	106,511
FHLMC, 5.50%, 12/1/33(2)		754,769	818,840
FHLMC, 6.50%, 5/1/34(2)		23,541	26,513
FHLMC, 5.50%, 6/1/35(2)		96,223	104,271
FHLMC, 5.00%, 9/1/35(2)		47,520	50,864
FHLMC, 5.00%, 9/1/35(2)		33,975	36,366
FHLMC, 5.50%, 10/1/35(2)		186,294	203,098
FHLMC, 5.50%, 10/1/35(2)		58,585	63,870
FHLMC, 5.00%, 11/1/35(2)		355,930	384,651
FHLMC, 5.00%, 11/1/35(2)		340,292	371,685
FHLMC, 6.50%, 3/1/36(2)		25,809	28,907

Shares/ Principal Amount	Value
FHLMC, 6.50%, 3/1/36(2)	$14,059	$15,746
FHLMC, 5.50%, 1/1/38(2)	1,353,412	1,464,495
FHLMC, 6.00%, 2/1/38	626,001	685,401
FHLMC, 6.00%, 11/1/38	4,061,555	4,443,142
FHLMC, 4.00%, 4/1/41	2,135,350	2,239,449
FHLMC, 6.50%, 7/1/47(2)	90,147	99,600
FNMA, 6.50%, 3/1/12(2)	906	930
FNMA, 6.50%, 4/1/12(2)	145	147
FNMA, 6.50%, 4/1/12(2)	3,667	3,765
FNMA, 6.00%, 12/1/13(2)	10,639	11,510
FNMA, 5.32%, 4/1/14(2)	110,571	118,400
FNMA, 6.00%, 4/1/14(2)	28,913	31,277
FNMA, 7.50%, 6/1/15(2)	3,909	3,933
FNMA, 5.17%, 1/1/16(2)	164,793	181,366
FNMA, 4.50%, 5/1/19(2)	1,509,654	1,614,690
FNMA, 4.00%, 6/1/19(2)	12,624	13,372
FNMA, 4.50%, 6/1/19(2)	165,246	179,066
FNMA, 4.50%, 12/1/19(2)	15,215	16,488
FNMA, 5.00%, 3/1/20(2)	27,438	29,840
FNMA, 5.00%, 3/1/20(2)	27,744	30,173
FNMA, 5.00%, 4/1/20(2)	20,840	22,665
FNMA, 5.00%, 5/1/20(2)	6,014	6,540
FNMA, 5.00%, 5/1/20(2)	32,265	35,090
FNMA, 5.00%, 7/1/20(2)	58,010	62,600
FNMA, 7.00%, 5/1/26(2)	5,148	5,857
FNMA, 7.00%, 6/1/26(2)	3,727	4,240
FNMA, 7.50%, 3/1/27(2)	14,620	17,038
FNMA, 6.50%, 4/1/29(2)	23,604	26,828
FNMA, 6.50%, 6/1/29(2)	14,001	15,913
FNMA, 6.50%, 6/1/29(2)	50,820	57,762
FNMA, 7.00%, 7/1/29(2)	26,515	30,272
FNMA, 6.50%, 8/1/29(2)	52,029	59,135
FNMA, 7.00%, 3/1/30(2)	38,383	43,821
FNMA, 8.00%, 7/1/30(2)	37,611	44,190
FNMA, 7.50%, 9/1/30(2)	18,141	21,200
FNMA, 6.50%, 9/1/31(2)	144,660	164,418
FNMA, 7.00%, 9/1/31(2)	61,509	70,263
FNMA, 6.50%, 1/1/32(2)	51,195	57,931
FNMA, 7.00%, 6/1/32(2)	444,914	507,562
FNMA, 6.50%, 10/1/32(2)	354,500	400,261
FNMA, 5.50%, 6/1/33(2)	405,743	442,831
FNMA, 5.50%, 8/1/33(2)	1,572,221	1,715,932
FNMA, 5.00%, 11/1/33(2)	2,060,441	2,217,596
FNMA, 5.50%, 1/1/34(2)	1,781,261	1,949,876
FNMA, 5.50%, 9/1/34(2)	109,573	120,171
FNMA, 5.50%, 10/1/34(2)	111,880	122,072
FNMA, 6.00%, 10/1/34(2)	157,884	174,810
FNMA, 5.00%, 11/1/34(2)	562,256	615,331
FNMA, 5.50%, 3/1/35(2)	6,311	6,918
FNMA, 5.50%, 3/1/35(2)	13,078	14,466
FNMA, 5.50%, 3/1/35(2)	19,710	21,801
FNMA, 5.50%, 3/1/35(2)	62,701	69,059
FNMA, 5.50%, 3/1/35(2)	49,403	54,644
FNMA, 5.00%, 4/1/35(2)	67,012	73,610
FNMA, 6.00%, 5/1/35(2)	50,629	55,780
FNMA, 6.00%, 5/1/35(2)	9,822	10,821
FNMA, 6.00%, 6/1/35(2)	27,746	30,569
FNMA, 6.00%, 6/1/35(2)	1,550	1,707
FNMA, 6.00%, 6/1/35(2)	83,034	91,482
FNMA, 5.00%, 7/1/35(2)	276,452	303,671
FNMA, 5.50%, 7/1/35(2)	42,758	46,894
FNMA, 6.00%, 7/1/35(2)	13,450	14,818
FNMA, 6.00%, 7/1/35(2)	126,202	139,042
FNMA, 6.00%, 7/1/35(2)	134,610	148,306
FNMA, 5.50%, 8/1/35(2)	23,421	25,686
FNMA, 6.00%, 8/1/35(2)	6,107	6,830
FNMA, 4.50%, 9/1/35(2)	3,018,597	3,199,309
FNMA, 5.50%, 9/1/35(2)	122,804	134,682
FNMA, 5.50%, 9/1/35(2)	4,747	5,206
FNMA, 5.50%, 9/1/35(2)	1,635	1,794
FNMA, 5.50%, 9/1/35(2)	35,144	38,543
FNMA, 5.50%, 9/1/35(2)	253,990	278,556
FNMA, 5.00%, 10/1/35(2)	40,631	44,631
FNMA, 5.50%, 10/1/35(2)	638,917	700,713
FNMA, 6.00%, 10/1/35(2)	57,426	63,269
FNMA, 5.50%, 11/1/35(2)	344,285	377,584
FNMA, 6.00%, 11/1/35(2)	109,514	121,190
FNMA, 6.50%, 11/1/35(2)	10,896	12,212
FNMA, 6.50%, 11/1/35(2)	23,164	25,980
FNMA, 6.50%, 12/1/35(2)	66,140	74,181
FNMA, 6.50%, 4/1/36(2)	32,150	36,092
FNMA, 6.00%, 8/1/36(2)	110,858	121,860
FNMA, 5.00%, 10/1/36(2)	869,583	935,501
FNMA, 5.00%, 11/1/36(2)	1,311,610	1,411,035
FNMA, 5.50%, 1/1/37	3,993,978	4,352,812
FNMA, 5.50%, 2/1/37(2)	1,431,097	1,557,436
FNMA, 6.00%, 5/1/37(2)	89,472	98,212
FNMA, 6.00%, 7/1/37(2)	30,721	33,722

Shares/ Principal Amount	Value
FNMA, 6.50%, 8/1/37(2)		$42,803	$46,971
FNMA, 6.50%, 8/1/37(2)		2,618,002	2,872,906
FNMA, 6.50%, 8/1/37(2)		954,974	1,047,956
FNMA, 4.00%, 1/1/41		8,047,085	8,453,212
FNMA, 4.50%, 1/1/41		1,163,451	1,237,829
FNMA, 4.50%, 2/1/41		4,028,729	4,263,618
FNMA, 4.00%, 5/1/41		2,947,429	3,072,695
FNMA, 4.50%, 7/1/41		2,458,731	2,617,450
FNMA, 6.50%, 6/1/47(2)		127,050	139,142
FNMA, 6.50%, 8/1/47(2)		513,885	562,796
FNMA, 6.50%, 8/1/47(2)		316,506	346,631
FNMA, 6.50%, 9/1/47(2)		576,601	631,481
FNMA, 6.50%, 9/1/47(2)		33,809	37,027
FNMA, 6.50%, 9/1/47(2)		268,483	294,037
FNMA, 6.50%, 9/1/47(2)		149,670	163,916
FNMA, 6.50%, 9/1/47(2)		205,670	225,245
GNMA, 9.00%, 4/20/25(2)		2,109	2,535
GNMA, 7.50%, 10/15/25(2)		5,507	6,432
GNMA, 6.00%, 4/15/26(2)		1,660	1,879
GNMA, 6.00%, 4/15/26(2)		1,457	1,649
GNMA, 7.50%, 6/15/26(2)		4,691	5,483
GNMA, 7.00%, 12/15/27(2)		19,085	22,053
GNMA, 7.50%, 12/15/27(2)		30,226	35,400
GNMA, 6.50%, 1/15/28(2)		23,043	26,691
GNMA, 6.00%, 5/15/28(2)		51,458	58,396
GNMA, 6.00%, 5/15/28(2)		57,934	65,745
GNMA, 6.50%, 5/15/28(2)		7,305	8,462
GNMA, 7.00%, 5/15/31(2)		64,512	74,765
GNMA, 5.50%, 4/15/32(2)		35,978	40,441
GNMA, 5.50%, 11/15/32(2)		338,566	380,558
GNMA, 6.50%, 10/15/38(2)		5,661,249	6,472,589
GNMA, 4.00%, 1/20/41		4,089,371	4,355,956
GNMA, 4.50%, 5/20/41		5,783,840	6,287,086
GNMA, 4.50%, 6/15/41		1,142,278	1,252,133
			88,528,780
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FHLMC, VRN, 2.61%, 1/15/12		546,471	566,533
FNMA, VRN, 3.39%, 12/25/11		547,695	564,828
			1,131,361
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $83,467,783)			89,660,141
Sovereign Governments and Agencies — 2.8%
AUSTRALIA — 0.1%
Government of Australia, 6.50%, 5/15/13	AUD	460,000	$495,078
Government of Australia, 5.75%, 7/15/22	AUD	100,000	118,001
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	295,000	321,402
			934,481
AUSTRIA — 0.1%
Republic of Austria, 3.40%, 10/20/14	EUR	465,000	646,658
Republic of Austria, 4.35%, 3/15/19(3)	EUR	680,000	973,959
Republic of Austria, 3.90%, 7/15/20	EUR	175,000	239,662
Republic of Austria, 4.15%, 3/15/37(3)	EUR	183,000	249,922
			2,110,201
BELGIUM — 0.1%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	910,000	1,223,399
Kingdom of Belgium, 3.75%, 9/28/20	EUR	310,000	383,765
Kingdom of Belgium, 5.00%, 3/28/35	EUR	220,000	285,609
			1,892,773
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19(2)		$1,000,000	1,171,000
Brazilian Government International Bond, 5.625%, 1/7/41(2)		$200,000	227,500
			1,398,500
CANADA — 0.2%
Government of Canada, 3.75%, 6/1/12(2)	CAD	640,000	636,260
Government of Canada, 5.00%, 6/1/14(2)	CAD	485,000	521,700
Government of Canada, 3.75%, 6/1/19	CAD	320,000	354,998
Government of Canada, 5.75%, 6/1/33(2)	CAD	305,000	448,288
Hydro-Quebec, 8.40%, 1/15/22(2)		$130,000	187,226

Shares/ Principal Amount	Value
Province of Ontario Canada, 5.45%, 4/27/16(2)		$240,000	$279,286
Province of Ontario Canada, 1.60%, 9/21/16(2)		$160,000	158,674
			2,586,432
CHILE†
Chile Government International Bond, 3.25%, 9/14/21(2)		$230,000	231,725
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21		$150,000	157,875
DENMARK — 0.2%
Kingdom of Denmark, 5.00%, 11/15/13	DKK	5,480,000	1,078,932
Kingdom of Denmark, 4.00%, 11/15/17	DKK	2,300,000	478,858
Kingdom of Denmark, 4.00%, 11/15/19	DKK	530,000	111,878
Kingdom of Denmark, 7.00%, 11/10/24	DKK	1,760,000	481,959
Kingdom of Denmark, 4.50%, 11/15/39	DKK	1,400,000	353,581
			2,505,208
FINLAND — 0.2%
Government of Finland, 4.25%, 9/15/12	EUR	365,000	505,744
Government of Finland, 3.125%, 9/15/14	EUR	480,000	685,022
Government of Finland, 3.875%, 9/15/17	EUR	260,000	382,229
Government of Finland, 4.375%, 7/4/19	EUR	111,000	166,902
Government of Finland, 3.375%, 4/15/20	EUR	270,000	379,313
Government of Finland, 4.00%, 7/4/25	EUR	179,000	260,047
			2,379,257
FRANCE — 0.1%
French Treasury Note, 2.25%, 2/25/16	EUR	550,000	742,583
Government of France, 4.00%, 4/25/14	EUR	240,000	340,847
Government of France, 5.50%, 4/25/29	EUR	160,000	257,345
Government of France, 4.75%, 4/25/35	EUR	160,000	239,653
			1,580,428
GERMANY — 0.1%
German Federal Republic, 4.25%, 10/12/12	EUR	270,000	$375,974
German Federal Republic, 3.00%, 7/4/20	EUR	35,000	50,567
German Federal Republic, 2.25%, 9/4/20	EUR	490,000	667,294
German Federal Republic, 4.75%, 7/4/34	EUR	250,000	428,682
German Federal Republic, 4.25%, 7/4/39	EUR	105,000	175,257
			1,697,774
ITALY†
Republic of Italy, 3.125%, 1/26/15(2)		$400,000	345,525
JAPAN — 0.7%
Government of Japan, 1.20%, 6/20/15	JPY	150,200,000	1,998,574
Government of Japan, 1.70%, 9/20/17	JPY	92,000,000	1,266,329
Government of Japan, 1.50%, 9/20/18	JPY	196,200,000	2,674,070
Government of Japan, 2.10%, 12/20/26	JPY	192,700,000	2,663,846
Government of Japan, 2.40%, 3/20/37	JPY	26,500,000	374,241
Japan Finance Organization for Municipalities, 1.90%, 6/22/18	JPY	80,000,000	1,110,855
			10,087,915
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17(2)		$160,000	181,840
United Mexican States, 5.95%, 3/19/19(2)		$710,000	834,960
United Mexican States, 5.125%, 1/15/20(2)		$140,000	157,360
United Mexican States, 6.05%, 1/11/40(2)		$220,000	261,800
			1,435,960
MULTI-NATIONAL†
European Investment Bank, 2.50%, 7/15/15	EUR	360,000	484,787
NETHERLANDS — 0.1%
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	550,000	818,286
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	355,000	512,451
Kingdom of Netherlands, 4.00%, 1/15/37	EUR	245,000	385,907
			1,716,644

Shares/ Principal Amount	Value
NORWAY†
Government of Norway, 4.25%, 5/19/17	NOK	1,000,000	$194,747
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37(2)		$100,000	122,500
POLAND†
Poland Government International Bond, 5.125%, 4/21/21(2)		$430,000	426,775
SOUTH KOREA†
Export-Import Bank of Korea, 3.75%, 10/20/16		$240,000	241,022
Korea Development Bank, 3.25%, 3/9/16(2)		$160,000	156,956
Korea Development Bank, 4.00%, 9/9/16(2)		$160,000	162,063
			560,041
SPAIN — 0.1%
Government of Spain, 4.25%, 1/31/14	EUR	245,000	320,708
Government of Spain, 5.50%, 7/30/17	EUR	580,000	766,020
Government of Spain, 5.50%, 4/30/21	EUR	305,000	383,927
Government of Spain, 4.90%, 7/30/40	EUR	330,000	348,928
			1,819,583
SWEDEN — 0.1%
Government of Sweden, 6.75%, 5/5/14	SEK	2,540,000	428,334
Government of Sweden, 4.25%, 3/12/19	SEK	1,590,000	278,392
			706,726
SWITZERLAND†
Switzerland Government Bond, 3.75%, 6/10/15	CHF	330,000	407,443
Switzerland Government Bond, 2.00%, 4/28/21	CHF	160,000	192,431
			599,874
UNITED KINGDOM — 0.5%
Government of United Kingdom, 5.00%, 9/7/14	GBP	445,000	782,683
Government of United Kingdom, 4.00%, 9/7/16	GBP	580,000	1,031,396
Government of United Kingdom, 4.50%, 3/7/19	GBP	560,000	1,041,469
Government of United Kingdom, 3.75%, 9/7/19	GBP	285,000	504,830
Government of United Kingdom, 8.00%, 6/7/21	GBP	71,000	$166,649
Government of United Kingdom, 3.75%, 9/7/21	GBP	340,000	600,460
Government of United Kingdom, 4.25%, 6/7/32	GBP	180,000	338,502
Government of United Kingdom, 4.25%, 3/7/36	GBP	750,000	1,430,454
Government of United Kingdom, 4.50%, 12/7/42	GBP	575,000	1,157,670
			7,054,113
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $41,051,680)			43,029,844
Commercial Paper(5) — 1.9%
Austin, TX, 0.213%, 1/17/12(2)		$3,000,000	3,000,000
Chariot Funding LLC, 0.142%, 12/12/11(2)(3)		3,600,000	3,599,880
Chicago, IL, 0.436%, 2/2/12		2,962,000	2,960,015
Crown Point Capital Co. LLC, 0.233%, 12/15/11(2)(3)		3,550,000	3,549,749
Govco LLC, 0.345%, 1/20/12(2)(3)		3,550,000	3,548,531
Legacy Capital Co., 0.233%, 12/15/11(2)(3)		3,550,000	3,549,749
Lexington Parker Capital, 0.233%, 12/15/11(2)(3)		3,550,000	3,549,675
Salvation Army (The), 1.00%, 4/4/12(2)		2,100,000	2,100,357
Toyota Motor Credit Corp., 0.355%, 2/17/12(2)		3,550,000	3,548,512
TOTAL COMMERCIAL PAPER (Cost $29,403,474)			29,406,468
Municipal Securities — 1.8%
Alameda County Industrial Development Authority, Series 1997 A, (Plyproperties), VRDN, 0.21%, 2/1/12 (LOC: Wells Fargo Bank N.A.)(2)		3,600,000	3,600,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)		120,000	153,802
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)		240,000	308,016

Shares/ Principal Amount	Value
California GO, (Building Bonds), 7.30%, 10/1/39(2)	$160,000	$190,174
California GO, (Building Bonds), 7.60%, 11/1/40(2)	45,000	54,186
Columbus Development Auth. Industrial Rev., (Litho-Krome), VRDN, 0.48%, 12/1/11 (LOC: Bank of America N.A.)(2)	3,900,000	3,900,000
Harris County Cultural Education Facilities Finance Corp. Rev, Series 2008 C1 (Methodist Hospital System), VRDN, 0.07%, 12/1/11(2)	3,600,000	3,600,000
Illinois GO, 5.88%, 3/1/19(2)	370,000	392,274
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	600,000	538,446
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	100,000	104,048
Irvine Improvement Bond Act of 1915 Special Assessment Rev., Series 2006 A, (Assessment District No 05-21), VRDN, 0.14%, 12/1/11 (LOC: Bank of New York and California State Teacher’s Retirement)	2,000,000	2,000,000
Jewish Federation of Greater Philadelphia Rev., Series 2008 TA1, (National Jewish Federation), VRDN, 0.48%, 12/1/11 (LOC: Bank of America N.A.)	3,600,000	3,600,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(2)	360,000	455,375
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	130,000	150,294
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(2)	185,000	222,451
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	100,000	121,769
Municipal Electric Auth. of Georgia Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(2)	165,000	170,815
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	180,000	248,976
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	140,000	188,759
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(2)	145,000	179,288
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	200,000	221,632
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.26%, 12/15/11 (LOC: FNMA)(2)	1,785,000	1,785,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	130,000	159,128
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	335,000	390,067
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	340,000	396,705
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	170,000	185,718
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	270,000	309,269
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	195,000	228,053
Texas GO, (Building Bonds), 5.52%, 4/1/39(2)	150,000	179,721

Shares/ Principal Amount	Value
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(2)	$310,000	$355,459
Washington Finance Commission Nonprofit Housing Rev., (Heatherwood), Series 2002 A, VRDN, 0.26%, 12/1/11 (LIQ FAC: FHLMC)(2)(3)	3,400,000	3,400,000
TOTAL MUNICIPAL SECURITIES (Cost $27,043,238)		27,789,425
U.S. Government Agency Securities — 1.5%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.7%
FHLMC, 2.50%, 4/23/14	10,000,000	10,470,030
GOVERNMENT-BACKED CORPORATE BONDS(6) — 0.8%
Bank of America Corp., VRN, 0.73%, 1/30/12(2)	3,900,000	3,909,181
Citigroup Funding, Inc., VRN, 0.76%, 1/30/12(2)	3,900,000	3,908,713
Morgan Stanley, VRN, 0.70%, 12/20/11(2)	3,900,000	3,913,903
		11,731,797
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $21,719,643)		22,201,827
Commercial Mortgage-Backed Securities(4) — 1.1%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	1,328,695	1,340,455
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/10/11(2)	500,000	550,732
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/10/11(2)	500,000	526,077
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 12/10/11(2)	400,918	412,984
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.43%, 12/15/11(2)(3)	$546,218	$493,202
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 12/10/11(2)	300,000	301,665
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/10/11(2)	600,000	646,744
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/10/11(2)	1,500,000	1,599,286
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	950,000	1,003,606
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	1,425,000	1,518,286
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(2)	975,000	1,028,626
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(2)	1,000,000	1,059,251
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.50%, 12/15/11(2)	450,000	485,069
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 12/15/11(2)	200,000	209,368
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(2)	250,000	232,844
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/15/11(2)	600,000	627,633
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 12/15/11(2)	1,100,000	1,164,910

Shares/ Principal Amount	Value
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	$375,000	$393,194
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	189,216	190,468
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A3 SEQ, 4.72%, 1/15/41(2)	72,601	72,917
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(2)	317,064	320,639
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(2)	1,150,000	1,234,965
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 12/15/11(2)	1,348,333	1,367,973
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A SEQ, 3.83%, 1/25/35(2)(3)	3,154	3,161
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,643,621)		16,784,055
Collateralized Mortgage Obligations(4) — 0.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	461,366	477,432
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(2)	1,213,445	741,710
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	376,162	385,845
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 12/25/11(2)	505,615	445,985
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(2)	502,666	524,966
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.12%, 12/18/11	553,309	568,166
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	507,933	483,162
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33(2)	571,599	605,640
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(2)	684,552	721,869
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	632,303	594,167
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	360,229	362,067
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	323,290	322,504
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 12/25/11(2)	288,598	277,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A6, VRN, 2.72%, 12/25/11(2)	209,236	205,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	674,655	652,716

Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(2)	$421,650	$397,310
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.05%, 12/25/11	339,798	327,971
		8,095,228
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(2)	2,650,000	2,891,941
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.66%, 12/25/11(2)	125,036	125,252
		3,017,193
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,409,838)		11,112,421
Exchange-Traded Funds — 0.2%
iShares Russell 2000 Index Fund	5,383	396,781
iShares Russell Midcap Value Index Fund	58,000	2,503,280
iShares S&P SmallCap 600 Index Fund	1,838	124,414
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,917,336)		3,024,475
Convertible Preferred Stocks†
INSURANCE†
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	3,959	212,004
LEISURE EQUIPMENT AND PRODUCTS†
Callaway Golf Co., Series B, 7.50%	378	36,477
MEDIA†
LodgeNet Interactive Corp., 10.00%(3)	28	22,155
REAL ESTATE INVESTMENT TRUSTS (REITs)†
Entertainment Properties Trust, Series E, 9.00%	1,202	$31,817
Lexington Realty Trust, Series C, 6.50%	635	26,899
		58,716
TOBACCO†
Universal Corp., 6.75%	40	43,560
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,541)		372,912
Preferred Stocks†
DIVERSIFIED FINANCIAL SERVICES†
Ally Financial, Inc., 7.00%(3)	77	53,948
REAL ESTATE INVESTMENT TRUSTS (REITs)†
DuPont Fabros Technology, Inc., Series A, 7.875%	1,169	29,248
Inland Real Estate Corp., Series A, 8.125%	908	22,337
National Retail Properties, Inc., Series C, 7.375%	2,306	57,673
PS Business Parks, Inc., Series O, 7.375%	935	23,609
		132,867
TOTAL PREFERRED STOCKS (Cost $202,186)		186,815
Asset-Backed Securities†
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4 SEQ, 5.17%, 8/1/19(2) (Cost $129,978)	$130,000	149,716
Temporary Cash Investments — 2.7%
SSgA U.S. Government Money Market Fund (Cost $40,823,814)	40,823,814	40,823,814
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $1,372,723,893)		1,545,400,153
OTHER ASSETS AND LIABILITIES — (0.5)%		(7,864,454)
TOTAL NET ASSETS — 100.0%		$1,537,535,699

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
27,197	AUD for EUR	Westpac Group	1/27/12	$27,789	$(873)
226,620	CAD for EUR	Barclays Bank plc	1/27/12	221,881	(5,478)
58,000	CHF for EUR	UBS AG	1/27/12	63,585	(2,489)
93,000	CHF for EUR	Deutsche Bank	1/27/12	101,956	(2,993)
311,000	CZK for EUR	Deutsche Bank	1/27/12	16,487	(816)
296,000	CZK for EUR	Deutsche Bank	1/27/12	15,692	(777)
573,000	DKK for EUR	UBS AG	1/27/12	103,632	(1,103)
83,535	GBP for EUR	Barclays Bank plc	1/27/12	130,993	(3,323)
2,067,417	JPY for CAD	UBS AG	1/27/12	26,690	245
4,000,000	JPY for EUR	HSBC Holdings plc	1/27/12	51,639	475
168,000	NOK for EUR	HSBC Holdings plc	1/27/12	29,015	(1,152)
41,000	NZD for EUR	HSBC Holdings plc	1/27/12	31,888	(1,270)
103,000	SEK for EUR	HSBC Holdings plc	1/27/12	15,181	(622)
51,000	SGD for EUR	HSBC Holdings plc	1/27/12	39,795	(849)
78,576	AUD for USD	Westpac Group	1/27/12	80,288	(1,078)
8,000	AUD for USD	Westpac Group	1/27/12	8,174	(9)
6,000	CHF for USD	UBS AG	1/27/12	6,578	(179)
3,357,000	CZK for USD	Deutsche Bank	1/27/12	177,963	(9,260)
997,229	EUR for USD	Deutsche Bank	1/27/12	1,340,700	(43,105)
28,457	GBP for USD	HSBC Holdings plc	1/27/12	44,624	(866)
95,000	HKD for USD	Westpac Group	1/27/12	12,232	8
1,310,631,991	KRW for USD	HSBC Holdings plc	1/27/12	1,142,930	(5,237)
163,419,001	KRW for USD	HSBC Holdings plc	1/27/12	142,509	(3,349)
1,524,362	NOK for USD	UBS AG	1/27/12	263,269	(10,729)
245,200	NZD for USD	Westpac Group	1/27/12	190,707	(3,222)
65,000	SEK for USD	UBS AG	1/27/12	9,580	(194)
314,000	SGD for USD	HSBC Holdings plc	1/27/12	245,015	(3,743)
18,154,000	TWD for USD	HSBC Holdings plc	1/30/12	599,448	(5,202)
2,507,000	TWD for USD	HSBC Holdings plc	1/30/12	82,781	(1,290)
				$5,223,021	$(108,480)
(Value on Settlement Date $5,331,501)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
20,521	EUR for AUD	Westpac Group	1/27/12	$27,589	$1,074
164,160	EUR for CAD	Barclays Bank plc	1/27/12	220,701	6,658
47,861	EUR for CHF	UBS AG	1/27/12	64,346	1,729
75,282	EUR for CHF	Deutsche Bank	1/27/12	101,211	3,738
12,534	EUR for CZK	Deutsche Bank	1/27/12	16,851	452
11,830	EUR for CZK	Deutsche Bank	1/27/12	15,904	564
77,022	EUR for DKK	UBS AG	1/27/12	103,550	1,185
97,088	EUR for GBP	Barclays Bank plc	1/27/12	130,527	3,789
27,000	CAD for JPY	UBS AG	1/27/12	26,435	9
37,248	EUR for JPY	HSBC Holdings plc	1/27/12	50,077	1,087
21,739	EUR for NOK	HSBC Holdings plc	1/27/12	29,227	940
23,848	EUR for NZD	HSBC Holdings plc	1/27/12	32,062	1,096
11,390	EUR for SEK	HSBC Holdings plc	1/27/12	15,313	491
29,386	EUR for SGD	HSBC Holdings plc	1/27/12	39,508	1,136
58,087	CAD for USD	UBS AG	12/30/11	56,910	(612)
1,912,110	CAD for USD	UBS AG	12/30/11	1,873,370	(45,803)
113,549	CAD for USD	Barclays Bank plc	1/27/12	111,174	2,015
516,950	CHF for USD	UBS AG	1/27/12	566,732	20,391
1,405,107	DKK for USD	UBS AG	1/27/12	254,125	8,161
877,080	DKK for USD	UBS AG	1/27/12	158,627	4,526
105,000	DKK for USD	UBS AG	1/27/12	18,990	310
150,000	EUR for USD	HSBC Holdings plc	1/27/12	201,664	5,968
166,000	EUR for USD	HSBC Holdings plc	1/27/12	223,175	6,402
742,700	EUR for USD	UBS AG	12/30/11	998,245	(11,980)
621,751	EUR for USD	UBS AG	12/30/11	835,681	(10,029)
23,244	EUR for USD	UBS AG	12/30/11	31,241	(271)
22,970	EUR for USD	UBS AG	12/30/11	30,874	(11)
19,292	EUR for USD	UBS AG	12/30/11	25,929	(9)
1,661,502	GBP for USD	Credit Suisse AG	12/30/11	2,606,063	(34,181)
96,455	GBP for USD	UBS AG	1/27/12	151,253	321
34,389,520	JPY for USD	Westpac Group	1/27/12	443,958	9,221
64,811,002	KRW for USD	HSBC Holdings plc	1/27/12	56,518	408
42,000	NOK for USD	UBS AG	1/27/12	7,254	130
277,542	SEK for USD	Barclays Bank plc	1/27/12	40,908	1,264
				$9,565,992	$(19,831)
(Value on Settlement Date $9,546,161)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
3	S&P 500 E-Mini	December 2011	$186,900	$5,508

Credit Default Swap Agreements
Counterparty/Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America Investment Grade 16 Index	$7,200,000	Buy	1.00%	6/20/16	$(9,965)	$76,140	$66,175

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
GO = General Obligation
HKD = Hong Kong Dollar
JPY = Japanese Yen
LB-UBS = Lehman Brothers, Inc. – UBS AG
LOC = Letter of Credit
KRW = Korea Won
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NVDR = Non-Voting Depositary Receipt
NZD = New Zealand Dollar
OJSC = Open Joint Stock Company
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $254,000.

(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $35,415,981, which represented 2.3% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The rate indicated is the yield to maturity at purchase.

(6)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $1,372,723,893)	$1,545,400,153
Foreign currency holdings, at value (cost of $669,737)	665,788
Deposits with broker for futures contracts	12,000
Receivable for investments sold	12,287,940
Receivable for capital shares sold	1,240,492
Receivable for variation margin on futures contracts	7,425
Unrealized gain on forward foreign currency exchange contracts	83,793
Swap agreements, at value (including net premiums paid (received) of $(9,965))	66,175
Dividends and interest receivable	6,567,163
Other assets	43,843
1,566,374,772

Liabilities
Payable for investments purchased	6,878,448
Payable for capital shares redeemed	20,213,546
Unrealized loss on forward foreign currency exchange contracts	212,104
Accrued management fees	1,312,011
Distribution and service fees payable	222,964
28,839,073

Net Assets	$1,537,535,699

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,393,411,764
Undistributed net investment income	4,404,898
Accumulated net realized loss	(32,926,180)
Net unrealized appreciation	172,645,217
$1,537,535,699

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$586,860,503	90,570,045	$6.48
Institutional Class, $0.01 Par Value	$235,782,520	36,379,711	$6.48
A Class, $0.01 Par Value	$562,309,393	86,900,326	$6.47*
B Class, $0.01 Par Value	$21,517,825	3,324,698	$6.47
C Class, $0.01 Par Value	$91,094,217	14,052,864	$6.48
R Class, $0.01 Par Value	$39,971,241	6,184,783	$6.46
*Maximum offering price $6.86 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $416,708)	$19,958,131
Interest (net of foreign taxes withheld of $1,159)	21,518,041
41,476,172

Expenses:
Management fees	16,613,404
Distribution and service fees:
A Class	1,458,974
B Class	244,007
C Class	944,797
R Class	192,776
Directors’ fees and expenses	103,829
Other expenses	39,905
19,597,692

Net investment income (loss)	21,878,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(14,954))	98,710,307
Futures contract transactions	443,275
Swap agreement transactions	(35,290)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $95,909)	277,415
99,395,707

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(150,715))	(52,659,833)
Futures contracts	(98,884)
Swap agreements	76,140
Translation of assets and liabilities in foreign currencies	(28,769)
(52,711,346)

Net realized and unrealized gain (loss)	46,684,361

Net Increase (Decrease) in Net Assets Resulting from Operations	$68,562,841

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$21,878,480	$20,655,257
Net realized gain (loss)	99,395,707	115,779,574
Change in net unrealized appreciation (depreciation)	(52,711,346)	(1,150,346)
Net increase (decrease) in net assets resulting from operations	68,562,841	135,284,485

Distributions to Shareholders
From net investment income:
Investor Class	(9,453,020)	(8,529,379)
Institutional Class	(4,058,373)	(4,887,703)
A Class	(7,346,085)	(6,894,995)
B Class	(124,491)	(121,772)
C Class	(480,961)	(380,916)
R Class	(385,199)	(238,095)
Decrease in net assets from distributions	(21,848,129)	(21,052,860)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(71,312,700)	(170,687,745)

Net increase (decrease) in net assets	(24,597,988)	(56,456,120)

Net Assets
Beginning of period	1,562,133,687	1,618,589,807
End of period	$1,537,535,699	$1,562,133,687

Undistributed net investment income	$4,404,898	$3,641,224

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.06% for the Investor Class, A Class, B Class, C Class and R Class and 0.86% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2011 totaled $1,298,086,947, of which $196,929,827 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 totaled $1,345,644,743, of which $225,768,146 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		500,000,000
Sold	15,975,192	$105,704,231	18,554,140	$111,526,654
Issued in reinvestment of distributions	1,415,892	9,268,839	1,385,599	8,320,336
Redeemed	(24,378,606)	(161,020,195)	(18,660,850)	(111,530,486)
	(6,987,522)	(46,047,125)	1,278,889	8,316,504
Institutional Class/Shares Authorized	225,000,000		350,000,000
Sold	7,175,838	47,283,443	9,892,088	59,168,137
Issued in reinvestment of distributions	620,078	4,058,373	814,423	4,887,703
Redeemed	(7,201,874)	(47,205,912)	(37,870,721)	(220,492,048)
	594,042	4,135,904	(27,164,210)	(156,436,208)
A Class/Shares Authorized	350,000,000		350,000,000
Sold	19,721,529	130,216,970	27,622,917	163,445,573
Issued in reinvestment of distributions	1,074,570	7,036,972	1,101,963	6,607,356
Redeemed	(25,100,121)	(165,898,139)	(33,460,562)	(199,091,597)
	(4,304,022)	(28,644,197)	(4,735,682)	(29,038,668)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	36,040	236,659	161,029	965,071
Issued in reinvestment of distributions	17,869	117,615	18,931	113,388
Redeemed	(817,376)	(5,403,215)	(1,095,433)	(6,533,796)
	(763,467)	(5,048,941)	(915,473)	(5,455,337)
C Class/Shares Authorized	75,000,000		50,000,000
Sold	2,654,554	17,482,796	3,155,991	18,897,506
Issued in reinvestment of distributions	64,216	423,316	54,583	327,521
Redeemed	(2,869,784)	(18,877,392)	(2,938,574)	(17,602,867)
	(151,014)	(971,280)	272,000	1,622,160
R Class/Shares Authorized	50,000,000		50,000,000
Sold	2,363,025	15,492,477	2,976,764	17,733,958
Issued in reinvestment of distributions	58,474	382,529	39,445	236,682
Redeemed	(1,608,800)	(10,612,067)	(1,286,609)	(7,666,836)
	812,699	5,262,939	1,729,600	10,303,804
Net increase (decrease)	(10,799,284)	$(71,312,700)	(29,534,876)	$(170,687,745)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$742,420,197	—	—
Foreign Common Stocks	41,607,031	$202,368,185	—
U.S. Treasury Securities	—	143,184,265	—
Corporate Bonds	—	131,278,562	—
U.S. Government Agency Mortgage-Backed Securities	—	89,660,141	—
Sovereign Governments and Agencies	—	43,029,844	—
Commercial Paper	—	29,406,468	—
Municipal Securities	—	27,789,425	—
U.S. Government Agency Securities	—	22,201,827	—
Commercial Mortgage-Backed Securities	—	16,784,055	—
Collateralized Mortgage Obligations	—	11,112,421	—
Exchange-Traded Funds	3,024,475	—	—
Convertible Preferred Stocks	—	372,912	—
Preferred Stocks	—	186,815	—
Asset-Backed Securities	—	149,716	—
Temporary Cash Investments	40,823,814	—	—
Total Value of Investment Securities	$827,875,517	$717,524,636	—

Other Financial Instruments
Swap Agreements	—	$76,140	—
Futures Contracts	$5,508	—	—
Forward Foreign Currency Exchange Contracts	—	(128,311)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$5,508	$(52,171)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund began investing in credit risk derivative instruments in March 2011. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since March 2011.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund frequently utilized equity price risk derivative instruments throughout the reporting period though the amounts held at period end as disclosed on the Schedule of Investments were lower than the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency.The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period the fund regularly held interest rate risk derivative instruments though none were held at period end.

Value of Derivative Instruments as of November 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$66,175	Swap agreements	—
Equity Price Risk	Receivable for variation margin on futures contracts	7,425	Payable for variation margin on futures contracts	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	83,793	Unrealized loss on forward foreign currency exchange contracts	$212,104
		$157,393		$212,104

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ (35,290)	Change in net unrealized appreciation (depreciation) on swap agreements	$ 76,140
Equity Price Risk	Net realized gain (loss) on futures contract transactions	129,847	Change in net unrealized appreciation (depreciation) on futures contracts	(74,797)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	209,839	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(43,730)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	313,428	Change in net unrealized appreciation (depreciation) on futures contracts	(24,087)
		$617,824		$(66,474)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 20, 2011, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 19, 2011 of $0.0555 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

On December 27, 2011, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 23, 2011:

Investor	Institutional	A	B	C	R
$0.0361	$0.0397	$0.0316	$0.0181	$0.0181	$0.0271

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$21,848,129	$21,052,860
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,416,362,734
Gross tax appreciation of investments	$169,059,689
Gross tax depreciation of investments	(40,022,270)
Net tax appreciation (depreciation) of investments	$129,037,419
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$110,749
Other book-to-tax adjustments	(613,495)
Net tax appreciation (depreciation)	$128,534,673
Undistributed ordinary income	$4,586,377
Accumulated long-term gains	$13,159,864
Capital loss deferral	$(2,156,979)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

Notes to Financial Statements

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$6.30	0.10	0.18	0.28	(0.10)	—	(0.10)	$6.48	4.42%	1.07%	1.51%	86%	$586,861
2010	$5.83	0.09	0.47	0.56	(0.09)	—	(0.09)	$6.30	9.65%	1.07%	1.44%	87%	$614,299
2009	$4.84	0.09	1.00	1.09	(0.10)	—	(0.10)	$5.83	22.86%	1.08%	1.83%	135%	$561,341
2008	$7.64	0.13	(2.01)	(1.88)	(0.15)	(0.77)	(0.92)	$4.84	(27.85)%	1.06%	2.09%	163%	$457,057
2007	$7.36	0.15	0.70	0.85	(0.15)	(0.42)	(0.57)	$7.64	12.26%	1.05%	2.00%	147%	$831,559
Institutional Class
2011	$6.30	0.11	0.18	0.29	(0.11)	—	(0.11)	$6.48	4.63%	0.87%	1.71%	86%	$235,783
2010	$5.83	0.10	0.47	0.57	(0.10)	—	(0.10)	$6.30	9.87%	0.87%	1.64%	87%	$225,389
2009	$4.84	0.11	0.99	1.10	(0.11)	—	(0.11)	$5.83	23.11%	0.88%	2.03%	135%	$367,093
2008	$7.64	0.14	(2.01)	(1.87)	(0.16)	(0.77)	(0.93)	$4.84	(27.70)%	0.86%	2.29%	163%	$308,684
2007	$7.36	0.16	0.70	0.86	(0.16)	(0.42)	(0.58)	$7.64	12.48%	0.85%	2.20%	147%	$520,500
A Class(3)
2011	$6.29	0.08	0.18	0.26	(0.08)	—	(0.08)	$6.47	4.17%	1.32%	1.26%	86%	$562,309
2010	$5.82	0.07	0.47	0.54	(0.07)	—	(0.07)	$6.29	9.39%	1.32%	1.19%	87%	$573,518
2009	$4.83	0.08	1.00	1.08	(0.09)	—	(0.09)	$5.82	22.60%	1.33%	1.58%	135%	$558,588
2008	$7.63	0.12	(2.02)	(1.90)	(0.13)	(0.77)	(0.90)	$4.83	(28.07)%	1.31%	1.84%	163%	$469,970
2007	$7.35	0.13	0.70	0.83	(0.13)	(0.42)	(0.55)	$7.63	11.99%	1.30%	1.75%	147%	$410,570

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2011	$6.29	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.47	3.39%	2.07%	0.51%	86%	$21,518
2010	$5.82	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.29	8.56%	2.07%	0.44%	87%	$25,713
2009	$4.83	0.04	1.00	1.04	(0.05)	—	(0.05)	$5.82	21.69%	2.08%	0.83%	135%	$29,134
2008	$7.63	0.07	(2.02)	(1.95)	(0.08)	(0.77)	(0.85)	$4.83	(28.61)%	2.06%	1.09%	163%	$25,620
2007	$7.35	0.07	0.71	0.78	(0.08)	(0.42)	(0.50)	$7.63	11.16%	2.05%	1.00%	147%	$35,619
C Class
2011	$6.30	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.48	3.38%	2.07%	0.51%	86%	$91,094
2010	$5.83	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.30	8.54%	2.07%	0.44%	87%	$89,474
2009	$4.84	0.04	1.00	1.04	(0.05)	—	(0.05)	$5.83	21.64%	2.08%	0.83%	135%	$81,248
2008	$7.64	0.07	(2.02)	(1.95)	(0.08)	(0.77)	(0.85)	$4.84	(28.56)%	2.06%	1.09%	163%	$51,619
2007	$7.36	0.07	0.71	0.78	(0.08)	(0.42)	(0.50)	$7.64	11.15%	2.05%	1.00%	147%	$46,978
R Class
2011	$6.28	0.07	0.18	0.25	(0.07)	—	(0.07)	$6.46	3.91%	1.57%	1.01%	86%	$39,971
2010	$5.82	0.06	0.46	0.52	(0.06)	—	(0.06)	$6.28	8.94%	1.57%	0.94%	87%	$33,741
2009	$4.83	0.07	0.99	1.06	(0.07)	—	(0.07)	$5.82	22.30%	1.58%	1.33%	135%	$21,186
2008	$7.63	0.10	(2.02)	(1.92)	(0.11)	(0.77)	(0.88)	$4.83	(28.24)%	1.56%	1.59%	163%	$8,458
2007	$7.35	0.12	0.69	0.81	(0.11)	(0.42)	(0.53)	$7.63	11.72%	1.55%	1.50%	147%	$4,051

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For corporate taxpayers, the fund hereby designates $13,497,236, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2011 as qualified for the corporate dividends received deduction.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74142   1201

ANNUAL REPORT                   NOVEMBER 30, 2011

Strategic Allocation: Conservative Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	43
Statement of Operations	44
Statement of Changes in Net Assets	45
Notes to Financial Statements	46
Financial Highlights	54
Report of Independent Registered Public Accounting Firm	56
Management	57
Approval of Management Agreement	60
Additional Information	65

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

U.S. Stocks Advanced Despite Wide Swings in Market Sentiment

The U.S. stock market weathered significant volatility during the 12 months ended November 30, 2011, to post positive results overall. Stocks rallied throughout the first five months of the period as improving economic data and better-than-expected corporate profits provided a boost to investor confidence.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt weighed on investor confidence. The market declined sharply in the third quarter of 2011, then remained volatile over the last two months of the period as uncertain investors reacted to the latest economic data and developments in Europe.

Large-cap stocks paced the market’s overall advance (see the table below), while growth shares outperformed value-oriented issues across all market capitalizations.

Foreign Stocks Declined

In contrast to the U.S. market, international stocks fell during the 12-month period. Much of the decline stemmed from the expanding European sovereign debt crisis, which sparked concerns about government defaults and a broad global economic slowdown. Although European stocks fell, markets in Japan and the Pacific Rim posted larger declines because of their export-driven economies. For similar reasons, emerging markets suffered double-digit declines for the period.

Broad Gains for U.S. Bonds

The U.S. bond market gained ground for the 12-month period. The bulk of the bond market’s advance occurred during the final six months of the period as weaker economic conditions and concerns about fiscal deficits worldwide boosted demand for bonds. Treasury bonds benefited the most as investors fled riskier assets and shifted into the relative safety of the Treasury market, driving Treasury yields down to historically low levels.

Although Treasury bonds generated the best returns, corporate bonds and mortgage-backed securities also posted solid gains for the 12 months. In particular, corporate bonds benefited from improving economic conditions during the first half of the period and held up over the last six months despite the trend toward risk aversion.

Market Returns
For the 12 months ended November 30, 2011
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	7.38%	Barclays Capital U.S. Aggregate Bond Index	5.52%
Russell Midcap Index	5.39%	Barclays Capital U.S. Corporate High-Yield Bond Index	4.12%
Russell 2000 Index (small-cap)	2.75%	U.S. Money Market
Foreign Stocks		Barclays Capital U.S. 1-3 Month Treasury Bill Index	0.09%
MSCI EAFE Index	-4.12%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	5.71%	3.30%	4.57%	5.78%	2/15/96
S&P 500 Index	—	7.83%	-0.18%	2.91%	6.22%(1)	—
Barclays Capital U.S. Aggregate Bond Index	—	5.52%	6.14%	5.59%	6.25%(1)	—
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.09%	1.45%	1.87%	3.06%(1)	—
Institutional Class	ACCIX	5.92%	3.47%	4.78%	4.63%	8/1/00
A Class(2) No sales charge* With sales charge*	ACCAX	5.64% -0.46%	3.05% 1.82%	4.32% 3.70%	5.54% 5.13%	10/2/96
B Class No sales charge* With sales charge*	ACVBX	4.67% 0.67%	2.27% 2.09%	— —	3.69% 3.69%	9/30/04
C Class	AACCX	4.66%	2.27%	—	3.69%	9/30/04
R Class	AACRX	5.19%	2.75%	—	3.90%	3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.02%	0.82%	1.27%	2.02%	2.02%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, Irina Torelli, and Scott Wilson

Performance Summary

Strategic Allocation: Conservative returned 5.71%* for the fiscal year ended November 30, 2011. The fund’s return reflected positive performance for most of the asset classes represented in the portfolio, including U.S. stocks, U.S. and international bonds, and cash-equivalent investments. The only exception was foreign stocks, which declined for the 12-month period.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. When the 12-month period began, the fund had a modest underweight position in stocks and a corresponding overweight position in bonds relative to its neutral asset mix. This defensive tactical allocation had been in place for several years, reflecting the uncertain economic environment that has prevailed since the credit crisis in 2008.

Shortly after the period began, however, we shifted the fund’s tactical allocation back to a neutral position by eliminating the underweight position in stocks and overweight position in bonds. The primary reason behind this change was equity market valuations, which had become increasingly attractive, especially compared to other asset classes.

Bond Component Gained Ground

Strategic Allocation: Conservative’s bond holdings posted positive results during the 12-month period. From a sector allocation perspective, an overweight position in corporate bonds added value during the first half of the period, when corporate securities were the best performers in the bond market. We reduced the fund’s corporate bond holdings halfway through the period, taking some risk off the table. At the same time, we increased the fund’s position in residential mortgage-backed securities. This shift contributed positively to performance as mortgage-backed securities outperformed corporate bonds over the last six months.

On the downside, an underweight position in Treasury securities detracted from results, particularly in the last half of the period. In addition, a modest position in commercial mortgage-backed securities weighed on performance as these securities underperformed relative to the benchmark during the reporting period.

For much of the period, the bond component was positioned for a flatter yield curve (a narrower gap between long- and short-term Treasury yields). Although this positioning detracted early in the period, it added value over the last six months as the yield curve flattened considerably during the Treasury market rally. As a result, we eliminated this yield curve positioning from the portfolio in September.

*All fund returns referenced in this commentary are for Investor Class shares.

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The fund’s strategic exposure to international bonds and Treasury inflation-protected securities (TIPS) contributed favorably to performance. TIPS posted double-digit gains as the U.S. inflation rate (as measured by the consumer price index) increased to 3.5% for the 12-month period, up from 1.2% for the prior 12 months. Foreign bonds rallied as global economic conditions weakened.

Stock Portion Also Advanced

The equity portion of Strategic Allocation: Conservative generated solid gains for the reporting period. Mirroring the broad stock market, the fund’s large-cap stocks outperformed, while its mid- and small-cap equity holdings posted more modest returns. The top-performing segment, however, was the fund’s strategic weighting in real estate investment trusts (REITs), which produced double-digit gains for the 12-month period thanks to strong demand for the relatively high dividend yields in the REITs sector.

For much of the reporting period, we maintained a tactical overweight in large- and mid-cap growth stocks, along with a corresponding underweight in large- and mid-cap value issues. This positioning paid off as growth stocks consistently outperformed value shares over the 12 months. Late in the period, however, we gradually removed the growth overweight and value underweight, shifting back to neutral weightings throughout the fund’s equity holdings.

Stock selection among value stocks and international equities in developed markets contributed favorably to fund performance. In contrast, stock selection among the fund’s growth-oriented holdings, particularly in the mid-cap segment, detracted from performance.

Outlook

Our tactical asset allocation decisions are based in part on a disciplined quantitative process that provides insight into the relative attractiveness of various asset classes. We enlist similar processes to aid in the decision to take size, sector, and style tilts within these asset classes. Based on this framework, we currently find stocks attractive relative to bonds and cash-equivalents. The primary driver is market valuation—equities continue to appear undervalued compared with any alternative, even after adjusting for risk.

Having said that, the fact that we view stocks as undervalued doesn’t necessarily make them attractive for immediate purchase. After all, an undervalued equity market can always get even more undervalued. Currently, the economic landscape is a major concern and undermines the short-term allure of stocks, as do investor sentiment and market momentum.

Our conclusion—although stocks appear to be significantly undervalued in the near term, economic and other forces affecting the financial markets mitigate that view to a large extent. Consequently, the fund remains neutrally positioned across all asset classes as we move into 2012.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Equity Holdings	% of net assets
Exxon Mobil Corp.	1.0%
Chevron Corp.	0.8%
Pfizer, Inc.	0.6%
AT&T, Inc.	0.6%
Wells Fargo & Co.	0.5%
Johnson & Johnson	0.5%
Apple, Inc.	0.5%
General Electric Co.	0.5%
Intel Corp.	0.5%
Procter & Gamble Co. (The)	0.4%

Geographic Composition of Equity Holdings	% of net assets
United States	38.0%
United Kingdom	1.4%
Japan	0.9%
Switzerland	0.9%
Other Countries	4.5%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.6 years
Average Duration (effective)	4.7 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	37.8%
Foreign Common Stocks	7.7%
U.S. Treasury Securities	15.9%
Corporate Bonds	9.6%
U.S. Government Agency Mortgage-Backed Securities	9.4%
Sovereign Governments and Agencies	6.3%
Commercial Paper	2.8%
U.S. Government Agency Securities	2.5%
Municipal Securities	2.2%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	0.3%
Exchange-Traded Funds	0.2%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	3.5%
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period* 6/1/11 – 11/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$978.20	$4.96	1.00%
Institutional Class	$1,000	$979.10	$3.97	0.80%
A Class	$1,000	$976.90	$6.19	1.25%
B Class	$1,000	$973.20	$9.89	2.00%
C Class	$1,000	$973.20	$9.89	2.00%
R Class	$1,000	$975.70	$7.43	1.50%
Hypothetical
Investor Class	$1,000	$1,020.05	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
A Class	$1,000	$1,018.80	$6.33	1.25%
B Class	$1,000	$1,015.04	$10.10	2.00%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares/ Principal Amount	Value
Common Stocks — 45.5%
AEROSPACE AND DEFENSE — 1.1%
AAR Corp.	477	$8,710
Alliant Techsystems, Inc.	362	21,300
American Science & Engineering, Inc.	486	35,580
Astronics Corp.(1)	232	8,273
BE Aerospace, Inc.(1)	11,200	436,240
Ceradyne, Inc.(1)	172	5,115
Curtiss-Wright Corp.	832	27,414
European Aeronautic Defence and Space Co. NV	11,300	338,891
Exelis Inc.	21,648	193,533
General Dynamics Corp.	7,077	467,507
Hexcel Corp.(1)	3,367	83,906
Honeywell International, Inc.	11,886	643,627
Huntington Ingalls Industries, Inc.(1)	3,497	111,030
Lockheed Martin Corp.	2,160	168,804
Moog, Inc., Class A(1)	261	10,915
National Presto Industries, Inc.	228	21,539
Northrop Grumman Corp.	10,019	571,784
Orbital Sciences Corp.(1)	444	6,593
Precision Castparts Corp.	1,437	236,746
Raytheon Co.	8,540	389,168
Safran SA	8,610	255,188
Teledyne Technologies, Inc.(1)	155	8,785
Textron, Inc.	4,371	84,929
TransDigm Group, Inc.(1)	5,200	501,384
Triumph Group, Inc.	1,332	79,241
United Technologies Corp.	15,021	1,150,609
Zodiac Aerospace	4,000	328,058
		6,194,869
AIR FREIGHT AND LOGISTICS — 0.2%
Forward Air Corp.	285	9,149
United Parcel Service, Inc., Class B	13,282	952,983
		962,132
AIRLINES — 0.1%
Alaska Air Group, Inc.(1)	235	16,314
Allegiant Travel Co.(1)	249	12,968
Southwest Airlines Co.	78,663	659,196
		688,478
AUTO COMPONENTS — 0.3%
American Axle & Manufacturing Holdings, Inc.(1)	5,933	52,032
Autoliv, Inc.	3,053	162,664
BorgWarner, Inc.(1)	9,086	598,949
Cooper Tire & Rubber Co.	1,132	15,169
Dana Holding Corp.(1)	1,084	13,507
Pirelli & C SpA	43,220	406,854
Standard Motor Products, Inc.	194	3,789
Tenneco, Inc.(1)	451	13,061
TRW Automotive Holdings Corp.(1)	7,425	242,500
		1,508,525
AUTOMOBILES — 0.3%
Bayerische Motoren Werke AG	5,020	377,905
Daihatsu Motor Co. Ltd.	19,000	333,944
Ford Motor Co.(1)	91,800	973,080
Harley-Davidson, Inc.	4,711	173,223
		1,858,152
BEVERAGES — 0.8%
Anheuser-Busch InBev NV	7,730	462,423
Boston Beer Co., Inc., Class A(1)	405	40,464
Coca-Cola Co. (The)	14,132	950,094
Coca-Cola Enterprises, Inc.	14,535	379,654
Constellation Brands, Inc., Class A(1)	18,395	358,151
Dr Pepper Snapple Group, Inc.	22,707	829,487
Hansen Natural Corp.(1)	747	68,873
PepsiCo, Inc.	17,566	1,124,224
Pernod-Ricard SA	2,481	233,681
Primo Water Corp.(1)	2,862	8,786
		4,455,837
BIOTECHNOLOGY — 0.7%
Acorda Therapeutics, Inc.(1)	323	7,477
Alexion Pharmaceuticals, Inc.(1)	8,268	567,681
Alkermes plc(1)	744	11,376
Amgen, Inc.	28,647	1,658,948
ARIAD Pharmaceuticals, Inc.(1)	1,074	12,985

12

Shares/ Principal Amount	Value
Biogen Idec, Inc.(1)	2,087	$239,901
Cepheid, Inc.(1)	4,102	140,698
Cubist Pharmaceuticals, Inc.(1)	473	18,244
Exelixis, Inc.(1)	1,065	4,910
Gilead Sciences, Inc.(1)	11,901	474,255
Grifols SA(1)	18,640	301,244
Halozyme Therapeutics, Inc.(1)	681	6,456
ImmunoGen, Inc.(1)	437	5,309
Incyte Corp. Ltd.(1)	714	9,832
InterMune, Inc.(1)	202	3,668
Ironwood Pharmaceuticals, Inc.(1)	426	5,142
Isis Pharmaceuticals, Inc.(1)	809	6,003
Medivation, Inc.(1)	1,329	61,067
Momenta Pharmaceuticals, Inc.(1)	381	5,730
NPS Pharmaceuticals, Inc.(1)	722	4,101
Onyx Pharmaceuticals, Inc.(1)	500	22,050
PDL BioPharma, Inc.	972	6,221
Seattle Genetics, Inc.(1)	784	13,038
Theravance, Inc.(1)	456	10,643
United Therapeutics Corp.(1)	8,305	339,757
		3,936,736
BUILDING PRODUCTS†
Apogee Enterprises, Inc.	1,188	12,593
Simpson Manufacturing Co., Inc.	204	6,752
		19,345
CAPITAL MARKETS — 1.0%
Affiliated Managers Group, Inc.(1)	3,183	301,016
American Capital Ltd.(1)	20,400	142,188
Ameriprise Financial, Inc.	11,530	529,342
Apollo Investment Corp.	1,018	7,340
Ares Capital Corp.	584	9,087
Artio Global Investors, Inc.	1,032	6,048
Bank of New York Mellon Corp. (The)	34,838	677,947
BGC Partners, Inc., Class A	490	3,097
BlackRock Kelso Capital Corp.	583	5,072
BlackRock, Inc.	3,174	546,055
Fifth Street Finance Corp.	614	6,005
Franklin Resources, Inc.	1,945	196,095
Goldman Sachs Group, Inc. (The)	6,380	611,587
Hercules Technology Growth Capital, Inc.	909	8,581
HFF, Inc., Class A(1)	1,240	13,913
Janus Capital Group, Inc.	18,446	121,744
KKR & Co. LP	13,500	173,205
Knight Capital Group, Inc., Class A(1)	535	6,757
Legg Mason, Inc.	2,480	65,794
MCG Capital Corp.	907	4,009
Morgan Stanley	14,500	214,455
Northern Trust Corp.	24,496	921,784
PennantPark Investment Corp.	1,388	14,713
Prospect Capital Corp.	700	6,496
State Street Corp.	3,326	131,876
T. Rowe Price Group, Inc.	5,200	295,152
Triangle Capital Corp.	1,329	24,068
UBS AG(1)	32,170	395,446
Waddell & Reed Financial, Inc.	815	22,152
WisdomTree Investments, Inc.(1)	1,849	11,519
		5,472,543
CHEMICALS — 0.9%
A. Schulman, Inc.	170	3,514
Air Liquide SA	2,796	354,881
Airgas, Inc.	2,200	169,290
Albemarle Corp.	4,200	229,026
Balchem Corp.	229	9,504
BASF SE	3,300	239,858
CF Industries Holdings, Inc.	2,630	367,674
Christian Hansen Holding A/S	10,560	223,631
Cytec Industries, Inc.	138	6,508
E.I. du Pont de Nemours & Co.	11,699	558,276
Ferro Corp.(1)	542	3,149
Flotek Industries, Inc.(1)	1,635	14,895
Georgia Gulf Corp.(1)	359	6,896
H.B. Fuller Co.	1,050	24,213
Hawkins, Inc.	208	8,218
Innophos Holdings, Inc.	265	13,051
Intrepid Potash, Inc.(1)	139	3,219

13

Shares/ Principal Amount	Value
Kraton Performance Polymers, Inc.(1)	337	$7,084
Minerals Technologies, Inc.	4,263	247,254
Monsanto Co.	10,861	797,741
NewMarket Corp.	96	18,997
Olin Corp.	9,478	180,082
OM Group, Inc.(1)	389	8,850
PPG Industries, Inc.	4,835	424,271
Rockwood Holdings, Inc.(1)	8,139	362,674
Sensient Technologies Corp.	136	5,137
Syngenta AG(1)	1,000	294,950
Umicore SA	4,300	185,191
W.R. Grace & Co.(1)	200	8,334
Yara International ASA	4,020	164,187
		4,940,555
COMMERCIAL BANKS — 1.8%
American National Bankshares, Inc.	525	9,739
Banco Bilbao Vizcaya Argentaria SA	44,422	377,047
Banco Latinoamericano de Comercio Exterior SA E Shares	726	11,877
Bank of Nova Scotia	3,970	200,651
BNP Paribas SA	4,532	181,863
BOK Financial Corp.	329	18,046
Boston Private Financial Holdings, Inc.	1,853	14,398
Bryn Mawr Bank Corp.	265	4,905
Cardinal Financial Corp.	559	5,976
Cathay General Bancorp.	983	13,634
City National Corp.	3,484	147,791
Comerica, Inc.	19,746	497,994
Commerce Bancshares, Inc.	11,430	425,550
Commonwealth Bank of Australia	8,341	418,350
Community Bank System, Inc.	284	7,503
Cullen/Frost Bankers, Inc.	3,546	179,321
CVB Financial Corp.	700	6,881
DBS Group Holdings Ltd.	24,000	238,950
East West Bancorp., Inc.	6,171	120,766
F.N.B. Corp.	827	8,816
First Financial Bancorp	395	6,273
First Horizon National Corp.	5,945	45,776
First Interstate Bancsystem, Inc.	595	7,009
FirstMerit Corp.	1,831	26,751
Fulton Financial Corp.	3,750	35,100
Heritage Financial Corp.	1,021	12,599
Home Bancshares, Inc.	798	19,838
HSBC Holdings plc	72,400	570,994
IBERIABANK Corp.	135	6,726
Lakeland Financial Corp.	556	13,633
Lloyds Banking Group plc(1)	429,010	168,757
National Bankshares, Inc.	355	9,709
Old National Bancorp.	746	8,370
Pacific Continental Corp.	897	8,495
Park Sterling Corp.(1)	2,324	9,040
Pinnacle Financial Partners, Inc.(1)	473	7,090
PNC Financial Services Group, Inc.	14,840	804,476
Sandy Spring Bancorp, Inc.	165	2,856
Signature Bank(1)	367	21,444
Standard Chartered plc	16,366	357,336
Sumitomo Mitsui Financial Group, Inc.	9,500	262,332
SunTrust Banks, Inc.	8,874	160,886
Swedbank AB A Shares	23,920	320,226
TCF Financial Corp.	1,261	12,686
Texas Capital Bancshares, Inc.(1)	603	17,403
Trico Bancshares	730	10,782
Trustmark Corp.	499	11,158
U.S. Bancorp.	46,449	1,203,958
Umpqua Holdings Corp.	891	11,138
United Bankshares, Inc.	284	7,588
Washington Banking Co.	537	6,052
Webster Financial Corp.	294	5,792
Wells Fargo & Co.	110,796	2,865,185
Westamerica Bancorp.	4,096	188,047
Wintrust Financial Corp.	263	7,309
Zions BanCorp.	1,063	17,104
		10,139,976
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Aggreko plc	7,292	217,322
AT Cross Co. Class A(1)	319	3,493
Avery Dennison Corp.	7,920	207,583
Brink’s Co. (The)	857	21,099
Cintas Corp.	5,000	152,000

14

Shares/ Principal Amount	Value
Clean Harbors, Inc.(1)	2,500	$149,925
Deluxe Corp.	905	20,688
G&K Services, Inc., Class A	638	19,076
Metalico, Inc.(1)	2,709	9,563
Republic Services, Inc.	43,193	1,185,648
Stericycle, Inc.(1)	2,800	226,856
SYKES Enterprises, Inc.(1)	1,015	16,534
Team, Inc.(1)	516	14,118
US Ecology, Inc.	1,013	18,680
Waste Management, Inc.	6,298	197,127
		2,459,712
COMMUNICATIONS EQUIPMENT — 0.7%
Acme Packet, Inc.(1)	330	11,032
Aruba Networks, Inc.(1)	7,535	158,989
Bel Fuse, Inc., Class B	784	14,332
Blue Coat Systems, Inc.(1)	223	4,014
Cisco Systems, Inc.	114,648	2,137,039
Emulex Corp.(1)	21,617	170,774
F5 Networks, Inc.(1)	1,423	160,842
Harris Corp.	3,900	138,840
InterDigital, Inc.	218	9,583
Motorola Solutions, Inc.	4,218	196,854
Netgear, Inc.(1)	694	26,365
Oplink Communications, Inc.(1)	412	6,802
Plantronics, Inc.	294	10,131
Polycom, Inc.(1)	3,906	66,011
Procera Networks, Inc.(1)	1,026	16,508
QUALCOMM, Inc.	7,463	408,972
Sycamore Networks, Inc.	855	16,929
Telefonaktiebolaget LM Ericsson B Shares	19,120	203,481
Tellabs, Inc.	2,390	9,488
Tessco Technologies, Inc.	280	3,909
		3,770,895
COMPUTERS AND PERIPHERALS — 1.0%
Apple, Inc.(1)	7,367	2,815,667
Dell, Inc.(1)	28,153	443,691
EMC Corp.(1)	14,641	336,889
Hewlett-Packard Co.	33,980	949,741
Lexmark International, Inc., Class A	11,684	390,947
NetApp, Inc.(1)	3,398	125,148
QLogic Corp.(1)	1,851	27,617
Synaptics, Inc.(1)	271	8,797
Western Digital Corp.(1)	21,010	610,761
		5,709,258
CONSTRUCTION AND ENGINEERING — 0.2%
Chicago Bridge & Iron Co. NV New York Shares	4,343	179,583
Comfort Systems USA, Inc.	502	5,236
Dycom Industries, Inc.(1)	674	13,514
EMCOR Group, Inc.	554	14,199
Fluor Corp.	6,818	373,763
Granite Construction, Inc.	2,017	50,223
JGC Corp.	7,000	175,843
Pike Electric Corp.(1)	1,585	10,778
URS Corp.(1)	1,853	66,967
		890,106
CONSTRUCTION MATERIALS†
Martin Marietta Materials, Inc.	1,503	117,625
CONSUMER FINANCE — 0.3%
American Express Co.	15,936	765,565
Capital One Financial Corp.	6,712	299,758
Cash America International, Inc.	5,298	263,364
Discover Financial Services	13,443	320,212
EZCORP, Inc., Class A(1)	562	16,349
First Cash Financial Services, Inc.(1)	3,200	116,160
World Acceptance Corp.(1)	457	31,359
		1,812,767
CONTAINERS AND PACKAGING — 0.2%
Bemis Co., Inc.	21,137	623,330
Crown Holdings, Inc.(1)	7,100	229,401
Rock-Tenn Co., Class A	2,500	145,625
Sonoco Products Co.	206	6,691
		1,005,047
DISTRIBUTORS†
Core-Mark Holding Co., Inc.	179	6,902
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc., Class A(1)	4,282	207,591
Career Education Corp.(1)	115	812
ITT Educational Services, Inc.(1)	5,167	283,978
Sotheby’s	812	25,505
Steiner Leisure, Ltd.(1)	549	25,803
Weight Watchers International, Inc.	1,700	99,909
		643,598

15

Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Bank of America Corp.	97,361	$529,644
Citigroup, Inc.	38,885	1,068,560
CME Group, Inc.	325	81,016
Compass Diversified Holdings	773	9,910
JPMorgan Chase & Co.	65,136	2,017,262
MarketAxess Holdings, Inc.	1,097	31,747
ORIX Corp.	4,680	394,009
		4,132,148
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
AT&T, Inc.	108,010	3,130,130
Atlantic Tele-Network, Inc.	222	9,191
CenturyLink, Inc.	31,508	1,182,180
Premiere Global Services, Inc.(1)	1,777	14,696
Telenet Group Holding NV(1)	5,840	218,522
Telenor ASA	26,210	447,935
tw telecom, inc.(1)	9,300	174,747
Verizon Communications, Inc.	46,306	1,747,125
Windstream Corp.	18,315	215,384
		7,139,910
ELECTRIC UTILITIES — 1.0%
American Electric Power Co., Inc.	21,467	851,811
Cleco Corp.	494	17,853
El Paso Electric Co.	360	12,427
Empire District Electric Co. (The)	20,377	428,936
Entergy Corp.	6,061	426,452
Exelon Corp.	10,860	481,207
Great Plains Energy, Inc.	24,179	508,726
IDACORP, Inc.	4,913	201,384
MGE Energy, Inc.	171	7,651
Northeast Utilities	9,059	313,532
NV Energy, Inc.	34,081	522,802
Pinnacle West Capital Corp.	7,520	356,523
Portland General Electric Co.	9,005	225,575
PPL Corp.	16,730	502,235
Unitil Corp.	410	11,369
Westar Energy, Inc.	20,958	578,860
		5,447,343
ELECTRICAL EQUIPMENT — 0.4%
Brady Corp., Class A	6,391	191,347
Emerson Electric Co.	6,540	341,715
Encore Wire Corp.	1,210	31,363
Franklin Electric Co., Inc.	263	12,379
Hubbell, Inc., Class B	4,708	307,997
II-VI, Inc.(1)	534	10,450
LSI Industries, Inc.	974	6,321
Polypore International, Inc.(1)	5,759	282,479
Rockwell Automation, Inc.	2,751	206,408
Schneider Electric SA	810	45,949
Thomas & Betts Corp.(1)	10,781	560,720
		1,997,128
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.3%
Benchmark Electronics, Inc.(1)	773	10,675
Cognex Corp.	1,118	39,879
Coherent, Inc.(1)	178	9,042
Electro Scientific Industries, Inc.(1)	323	4,254
FARO Technologies, Inc.(1)	255	12,355
Jabil Circuit, Inc.	23,629	478,960
KEMET Corp.(1)	1,325	10,971
Littelfuse, Inc.	1,110	51,882
Methode Electronics, Inc.	1,039	9,226
Molex, Inc.	589	14,690
Molex, Inc., Class A	11,911	249,416
Murata Manufacturing Co. Ltd.	6,700	396,805
OSI Systems, Inc.(1)	265	12,670
Park Electrochemical Corp.	727	19,949
Plexus Corp.(1)	1,161	31,521
Rogers Corp.(1)	192	7,622
TE Connectivity Ltd.	841	26,668
Tech Data Corp.(1)	349	17,181
Trimble Navigation Ltd.(1)	5,953	256,455
Vishay Intertechnology, Inc.(1)	23,684	234,235
		1,894,456
ENERGY EQUIPMENT AND SERVICES — 1.1%
Atwood Oceanics, Inc.(1)	4,300	176,300
Basic Energy Services, Inc.(1)	1,920	36,173
Bristow Group, Inc.	292	13,450
Cal Dive International, Inc.(1)	2,361	5,572

16

Shares/ Principal Amount	Value
Complete Production Services, Inc.(1)	1,035	$36,091
Core Laboratories NV	2,747	318,789
Diamond Offshore Drilling, Inc.	1,699	102,195
Halliburton Co.	2,577	94,834
Helix Energy Solutions Group, Inc.(1)	20,146	357,390
Hornbeck Offshore Services, Inc.(1)	2,389	80,605
Key Energy Services, Inc.(1)	230	3,473
Mitcham Industries, Inc.(1)	1,226	17,949
National Oilwell Varco, Inc.	16,739	1,200,186
Newpark Resources, Inc.(1)	1,796	16,092
Oceaneering International, Inc.	7,836	372,680
Oil States International, Inc.(1)	2,500	188,125
Pioneer Drilling Co.(1)	4,108	45,106
Saipem SpA	11,328	506,661
SandRidge Permian Trust	476	9,096
Schlumberger Ltd.	15,708	1,183,284
SEACOR Holdings, Inc.	2,355	204,343
Seadrill Ltd.	8,280	289,330
Technip SA	3,920	374,651
Tetra Technologies, Inc.(1)	2,785	25,566
Transocean Ltd.	5,420	232,247
Unit Corp.(1)	265	13,414
		5,903,602
FOOD AND STAPLES RETAILING — 1.0%
Andersons, Inc. (The)	889	39,374
Casey’s General Stores, Inc.	148	7,900
Costco Wholesale Corp.	3,550	302,815
CVS Caremark Corp.	26,898	1,044,718
Jeronimo Martins SGPS SA	25,250	460,943
Kroger Co. (The)	12,910	299,254
Lawson, Inc.	2,400	142,302
PriceSmart, Inc.	305	20,694
Ruddick Corp.	116	4,623
SUPERVALU, Inc.	2,041	15,001
SYSCO Corp.	25,892	738,958
Village Super Market, Inc., Class A	393	12,057
Wal-Mart Stores, Inc.	12,615	743,023
Walgreen Co.	10,033	338,313
Weis Markets, Inc.	572	22,834
Wesfarmers Ltd.	6,663	214,161
Whole Foods Market, Inc.	10,673	726,831
Winn-Dixie Stores, Inc.(1)	3,343	18,487
WM Morrison Supermarkets plc	45,170	228,819
		5,381,107
FOOD PRODUCTS — 0.9%
Campbell Soup Co.	1,500	48,900
ConAgra Foods, Inc.	12,458	314,689
Danone SA	5,102	337,472
Dole Food Co., Inc.(1)	729	6,160
General Mills, Inc.	4,673	186,686
H.J. Heinz Co.	6,614	348,227
Hershey Co. (The)	9,866	569,071
J&J Snack Foods Corp.	283	14,682
J.M. Smucker Co. (The)	1,700	129,166
Kellogg Co.	9,117	448,192
Kraft Foods, Inc., Class A	11,030	398,734
Mead Johnson Nutrition Co.	6,155	463,841
Nestle SA	8,730	489,509
Ralcorp Holdings, Inc.(1)	9,026	733,994
Snyders-Lance, Inc.	555	11,727
Tyson Foods, Inc., Class A	14,108	284,135
Unilever NV CVA	9,320	317,405
		5,102,590
GAS UTILITIES — 0.1%
AGL Resources, Inc.	5,185	213,778
Atmos Energy Corp.	435	14,881
Chesapeake Utilities Corp.	211	9,071
Laclede Group, Inc. (The)	159	6,381
Oneok, Inc.	3,200	266,112
WGL Holdings, Inc.	444	19,034
		529,257
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.8%
Abaxis, Inc.(1)	187	5,174
Align Technology, Inc.(1)	497	12,177
Arthrocare Corp.(1)	218	6,499
Baxter International, Inc.	640	33,062
Becton, Dickinson and Co.	3,800	280,364
Boston Scientific Corp.(1)	51,414	303,343
CareFusion Corp.(1)	20,098	498,029
Cie Generale d’Optique Essilor International SA	2,900	207,335
Cooper Cos., Inc. (The)	1,012	61,995
Covidien plc	5,142	234,218

17

Shares/ Principal Amount	Value
Cutera, Inc.(1)	998	$7,814
Cyberonics, Inc.(1)	234	7,097
DENTSPLY International, Inc.	2,889	104,322
DexCom, Inc.(1)	565	4,531
Edwards Lifesciences Corp.(1)	1,591	105,054
Haemonetics Corp.(1)	206	12,201
HeartWare International, Inc.(1)	100	6,900
Hill-Rom Holdings, Inc.	2,187	69,109
Hologic, Inc.(1)	8,125	143,081
ICU Medical, Inc.(1)	315	13,863
IDEXX Laboratories, Inc.(1)	993	74,664
Insulet Corp.(1)	374	6,949
Integra LifeSciences Holdings Corp.(1)	169	5,430
Intuitive Surgical, Inc.(1)	295	128,092
MAKO Surgical Corp.(1)	6,554	188,755
Masimo Corp.	433	8,946
Medtronic, Inc.	21,850	795,996
Meridian Bioscience, Inc.	342	6,543
Mettler-Toledo International, Inc.(1)	1,300	207,740
Neogen Corp.(1)	189	6,659
NuVasive, Inc.(1)	337	4,651
NxStage Medical, Inc.(1)	361	7,068
Orthofix International NV(1)	150	5,141
St. Jude Medical, Inc.	1,560	59,966
STERIS Corp.	473	14,223
Utah Medical Products, Inc.	344	9,439
Volcano Corp.(1)	414	10,213
West Pharmaceutical Services, Inc.	155	5,972
Young Innovations, Inc.	1,525	44,225
Zimmer Holdings, Inc.(1)	18,642	942,353
Zoll Medical Corp.(1)	172	7,917
		4,657,110
HEALTH CARE PROVIDERS AND SERVICES — 0.9%
Accretive Health, Inc.(1)	313	7,224
Aetna, Inc.	8,800	368,016
Air Methods Corp.(1)	94	7,588
Amsurg Corp.(1)	323	8,424
Assisted Living Concepts, Inc., Class A	308	4,232
Bio-Reference Labs, Inc.(1)	219	2,716
Catalyst Health Solutions, Inc.(1)	2,400	124,848
Centene Corp.(1)	477	18,465
Chemed Corp.	168	9,015
CIGNA Corp.	5,174	228,846
Express Scripts, Inc.(1)	7,301	333,291
Fresenius Medical Care AG & Co. KGaA	7,087	484,314
HealthSouth Corp.(1)	883	15,258
Healthspring, Inc.(1)	170	9,285
HMS Holdings Corp.(1)	683	20,715
Humana, Inc.	7,293	646,743
IPC The Hospitalist Co., Inc.(1)	136	6,270
Landauer, Inc.	78	3,957
LifePoint Hospitals, Inc.(1)	13,899	545,258
Lincare Holdings, Inc.	821	19,458
Magellan Health Services, Inc.(1)	241	12,209
McKesson Corp.	2,176	176,930
MWI Veterinary Supply, Inc.(1)	100	6,911
National Healthcare Corp.	296	12,328
Owens & Minor, Inc.	1,111	34,219
Patterson Cos., Inc.	12,608	380,383
PSS World Medical, Inc.(1)	941	22,942
Quest Diagnostics, Inc.	2,250	131,985
Select Medical Holdings Corp.(1)	9,358	81,134
U.S. Physical Therapy, Inc.	362	7,120
UnitedHealth Group, Inc.	10,800	526,716
VCA Antech, Inc.(1)	1,109	21,803
WellCare Health Plans, Inc.(1)	8,302	485,252
WellPoint, Inc.	5,700	402,135
		5,165,990
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	279	16,573
Computer Programs & Systems, Inc.	90	4,086
MedAssets, Inc.(1)	333	3,183
Quality Systems, Inc.	314	11,100
SXC Health Solutions Corp.(1)	8,600	505,852
		540,794
HOTELS, RESTAURANTS AND LEISURE — 0.7%
AFC Enterprises, Inc.(1)	518	8,133
Ameristar Casinos, Inc.	414	7,245

18

Shares/ Principal Amount	Value
Bally Technologies, Inc.(1)	443	$16,985
Bob Evans Farms, Inc.	345	11,551
Brinker International, Inc.	7,599	182,984
Carnival plc	5,742	199,532
CEC Entertainment, Inc.	12,506	421,202
Cedar Fair LP	1,011	23,344
Chipotle Mexican Grill, Inc.(1)	1,467	471,729
Domino’s Pizza, Inc.(1)	3,900	128,466
International Speedway Corp., Class A	5,384	132,446
Jack in the Box, Inc.(1)	823	16,871
Marcus Corp.	1,047	12,826
McDonald’s Corp.	6,114	584,009
Orient-Express Hotels Ltd. Class A(1)	748	5,378
Panera Bread Co., Class A(1)	1,600	229,408
Papa John’s International, Inc.(1)	709	26,871
Ruth’s Hospitality Group, Inc.(1)	1,545	7,663
Speedway Motorsports, Inc.	5,378	75,184
Starbucks Corp.	8,729	379,537
Starwood Hotels & Resorts Worldwide, Inc.	6,784	323,461
Tim Hortons, Inc.	3,220	163,218
Vail Resorts, Inc.	398	17,711
Whitbread plc	9,930	256,684
WMS Industries, Inc.(1)	717	15,035
Wyndham Worldwide Corp.	3,600	127,620
Yum! Brands, Inc.	4,947	277,230
		4,122,323
HOUSEHOLD DURABLES — 0.3%
CSS Industries, Inc.	580	12,325
Helen of Troy Ltd.(1)	161	4,809
iRobot Corp.(1)	356	11,303
La-Z-Boy, Inc.(1)	1,218	12,058
Lennar Corp., Class A	7,512	138,296
M.D.C. Holdings, Inc.	279	4,980
Tempur-Pedic International, Inc.(1)	13,552	740,075
Toll Brothers, Inc.(1)	2,400	48,744
Whirlpool Corp.	8,262	405,334
Zagg, Inc.(1)	1,533	17,629
		1,395,553
HOUSEHOLD PRODUCTS — 0.8%
Church & Dwight Co., Inc.	7,221	319,529
Clorox Co.	4,451	289,137
Colgate-Palmolive Co.	3,138	287,127
Kimberly-Clark Corp.	9,115	651,449
Procter & Gamble Co. (The)	36,803	2,376,370
Reckitt Benckiser Group plc	6,557	331,446
Unicharm Corp.	8,300	393,159
		4,648,217
INDUSTRIAL CONGLOMERATES — 0.8%
General Electric Co.	161,263	2,565,694
Koninklijke Philips Electronics NV	29,076	591,695
Raven Industries, Inc.	861	51,867
Siemens AG	3,830	386,556
Standex International Corp.	271	8,653
Tredegar Corp.	597	13,032
Tyco International Ltd.	20,496	982,988
		4,600,485
INSURANCE — 2.2%
ACE Ltd.	9,388	652,748
Admiral Group plc	12,407	180,008
AIA Group Ltd.	73,600	231,413
Allianz SE	2,310	239,360
Allied World Assurance Co. Holdings AG	3,744	222,731
Allstate Corp. (The)	34,306	919,058
Alterra Capital Holdings Ltd.	884	20,288
American Equity Investment Life Holding Co.	819	9,058
American Financial Group, Inc.	8,587	309,132
American International Group, Inc.(1)	7,520	175,291
AMERISAFE, Inc.(1)	824	19,315
Amtrust Financial Services, Inc.	1,252	33,190
Aon Corp.	6,502	298,897
Arthur J. Gallagher & Co.	305	9,449
Aspen Insurance Holdings Ltd.	1,285	34,078
Baldwin & Lyons, Inc., Class B	595	13,090
Berkshire Hathaway, Inc., Class B(1)	11,511	906,606

19

Shares/ Principal Amount	Value
Brown & Brown, Inc.	4,389	$91,555
Chubb Corp. (The)	9,542	643,512
Hanover Insurance Group, Inc. (The)	244	8,804
HCC Insurance Holdings, Inc.	20,536	552,008
Hiscox Ltd.	35,450	222,184
Horace Mann Educators Corp.	153	1,868
Infinity Property & Casualty Corp.	89	5,111
Loews Corp.	14,800	568,764
Marsh & McLennan Cos., Inc.	17,372	524,461
MetLife, Inc.	24,890	783,537
Muenchener Rueckversicherungs AG	1,950	246,590
Platinum Underwriters Holdings Ltd.	595	20,486
Primerica, Inc.	259	5,947
Principal Financial Group, Inc.	32,102	774,621
ProAssurance Corp.	195	15,524
Progressive Corp. (The)	10,590	199,727
Prudential Financial, Inc.	22,381	1,133,374
RLI Corp.	208	14,741
Symetra Financial Corp.	13,700	129,328
Torchmark Corp.	7,279	310,013
Transatlantic Holdings, Inc.	1,036	56,607
Travelers Cos., Inc. (The)	19,278	1,084,387
United Fire & Casualty Co.	657	12,871
Unum Group	12,250	275,747
		11,955,479
INTERNET AND CATALOG RETAIL — 0.3%
Amazon.com, Inc.(1)	2,078	399,579
Expedia, Inc.	12,380	344,350
priceline.com, Inc.(1)	994	482,975
Rakuten, Inc.	400	428,036
		1,654,940
INTERNET SOFTWARE AND SERVICES — 0.3%
Ancestry.com, Inc.(1)	1,568	37,177
Dice Holdings, Inc.(1)	2,116	16,441
Google, Inc., Class A(1)	2,338	1,401,374
j2 Global Communications, Inc.	911	24,697
Keynote Systems, Inc.	1,721	31,546
KIT Digital, Inc.(1)	1,204	10,740
Liquidity Services, Inc.(1)	243	8,276
Perficient, Inc.(1)	1,613	13,872
Rackspace Hosting, Inc.(1)	3,099	134,435
SciQuest, Inc.(1)	918	13,403
SPS Commerce, Inc.(1)	222	5,206
Stamps.com, Inc.(1)	1,004	27,479
ValueClick, Inc.(1)	2,570	39,732
Vocus, Inc.(1)	1,421	30,154
		1,794,532
IT SERVICES — 1.1%
Accenture plc, Class A	14,331	830,195
Alliance Data Systems Corp.(1)	7,814	800,232
Booz Allen Hamilton Holding Corp.(1)	18,600	259,842
CACI International, Inc., Class A(1)	476	26,837
Cardtronics, Inc.(1)	951	25,848
Cognizant Technology Solutions Corp., Class A(1)	3,300	222,255
Convergys Corp.(1)	866	11,189
DST Systems, Inc.	894	42,492
Euronet Worldwide, Inc.(1)	407	7,326
ExlService Holdings, Inc.(1)	512	13,619
Fiserv, Inc.(1)	5,650	325,779
Heartland Payment Systems, Inc.	1,440	32,472
International Business Machines Corp.	9,831	1,848,228
MasterCard, Inc., Class A	1,004	376,048
MAXIMUS, Inc.	599	24,918
NeuStar, Inc., Class A(1)	499	16,836
Teradata Corp.(1)	11,900	645,337
Total System Services, Inc.	1,757	35,210
Visa, Inc., Class A	5,963	578,232
Western Union Co. (The)	1,845	32,177
		6,155,072
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	798	14,859
Polaris Industries, Inc.	5,672	340,887
Sturm Ruger & Co., Inc.	482	15,501
		371,247
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Agilent Technologies, Inc.(1)	8,192	307,200
Illumina, Inc.(1)	3,368	93,698
Luminex Corp.(1)	315	6,539

20

Shares/ Principal Amount	Value
PAREXEL International Corp.(1)	440	$8,822
Pharmaceutical Product Development, Inc.	136	4,517
Sequenom, Inc.(1)	613	2,562
Thermo Fisher Scientific, Inc.(1)	1,518	71,726
		495,064
MACHINERY — 1.4%
Actuant Corp., Class A	467	10,704
AGCO Corp.(1)	8,832	404,064
Alfa Laval AB	12,690	244,778
Altra Holdings, Inc.(1)	1,258	22,317
Atlas Copco AB A Shares	18,060	388,148
Barnes Group, Inc.	434	10,811
Blount International, Inc.(1)	1,448	22,169
Briggs & Stratton Corp.	1,051	15,839
Caterpillar, Inc.	741	72,529
Chart Industries, Inc.(1)	3,600	219,096
CLARCOR, Inc.	784	37,961
Cummins, Inc.	2,843	273,866
Deere & Co.	2,911	230,697
Douglas Dynamics, Inc.	449	6,959
Dover Corp.	6,120	336,416
Dynamic Materials Corp.	335	7,156
EnPro Industries, Inc.(1)	327	10,945
FANUC CORP.	2,400	394,002
FreightCar America, Inc.(1)	411	9,342
Gardner Denver, Inc.	1,254	107,493
Greenbrier Cos., Inc.(1)	794	17,627
Harsco Corp.	7,800	160,992
IDEX Corp.	302	11,011
Illinois Tool Works, Inc.	1,786	81,156
Ingersoll-Rand plc	17,430	577,282
ITT Corp.	10,574	213,278
Joy Global, Inc.	9,171	837,129
Kaydon Corp.	17,088	539,639
Kennametal, Inc.	532	20,274
Komatsu Ltd.	9,300	236,785
Kone Oyj	2,450	138,103
Lincoln Electric Holdings, Inc.	355	14,015
Lindsay Corp.	704	39,769
Middleby Corp.(1)	240	21,907
Mueller Industries, Inc., Class A	262	9,993
NN, Inc.(1)	2,312	15,236
Oshkosh Corp.(1)	10,134	207,950
Parker Hannifin Corp.	4,874	403,470
Robbins & Myers, Inc.	1,100	58,520
Sauer-Danfoss, Inc.(1)	8,223	309,102
Snap-On, Inc.	3,200	164,160
Stanley Black & Decker, Inc.	1,443	94,415
Titan International, Inc.	10,469	225,502
Twin Disc, Inc.	405	17,172
Weir Group plc (The)	8,490	276,297
Xylem, Inc.	7,048	168,447
		7,684,523
MARINE — 0.1%
Alexander & Baldwin, Inc.	221	8,374
Diana Shipping, Inc.(1)	1,955	14,643
Kirby Corp.(1)	3,581	230,187
Kuehne + Nagel International AG	1,010	123,216
		376,420
MEDIA — 1.1%
Belo Corp. Class A	2,378	13,911
British Sky Broadcasting Group plc	14,490	174,804
CBS Corp., Class B	46,725	1,216,719
Comcast Corp., Class A	41,800	947,606
Dentsu, Inc.	1,600	46,531
DirecTV, Class A(1)	9,074	428,474
DISH Network Corp., Class A	14,152	347,715
E.W. Scripps Co. (The), Class A(1)	579	4,922
Entercom Communications Corp., Class A(1)	1,823	10,136
Entravision Communications Corp., Class A(1)	6,340	9,954
Eutelsat Communications SA	7,600	295,381
Gannett Co., Inc.	1,212	13,162
Harte-Hanks, Inc.	486	4,423
Kabel Deutschland Holding AG(1)	6,596	365,912
LIN TV Corp., Class A(1)	3,728	12,712
MDC Partners, Inc., Class A	1,225	17,762
Omnicom Group, Inc.	3,923	169,356
Publicis Groupe SA	2,880	137,536
Sinclair Broadcast Group, Inc., Class A	1,941	20,070

21

Shares/ Principal Amount	Value
Time Warner, Inc.	38,044	$1,324,692
Viacom, Inc., Class B	11,254	503,729
		6,065,507
METALS AND MINING — 0.8%
Alcoa, Inc.	12,420	124,448
Allied Nevada Gold Corp.(1)	499	17,909
Antofagasta plc	11,810	221,187
BHP Billiton Ltd.	14,910	556,756
Carpenter Technology Corp.	2,300	124,522
Century Aluminum Co.(1)	785	7,560
Cliffs Natural Resources, Inc.	7,354	498,675
Freeport-McMoRan Copper & Gold, Inc.	21,723	860,231
Globe Specialty Metals, Inc.	941	14,049
Haynes International, Inc.	500	29,980
Hecla Mining Co.	1,597	9,886
Iluka Resources Ltd.	6,520	104,578
Materion Corp.(1)	785	19,303
Newmont Mining Corp.	6,807	468,866
Nucor Corp.	11,000	433,730
Rio Tinto Ltd.	4,460	298,888
RTI International Metals, Inc.(1)	380	10,374
Schnitzer Steel Industries, Inc. Class A	198	9,185
Thompson Creek Metals Co., Inc.(1)	2,584	18,062
ThyssenKrupp AG	7,180	185,241
Xstrata plc	22,320	359,500
		4,372,930
MULTI-UTILITIES — 0.6%
Ameren Corp.	10,746	363,322
Avista Corp.	684	17,100
Black Hills Corp.	403	13,198
Consolidated Edison, Inc.	3,524	209,396
MDU Resources Group, Inc.	304	6,527
National Grid plc	40,410	397,039
NorthWestern Corp.	296	10,325
PG&E Corp.	29,141	1,131,837
Public Service Enterprise Group, Inc.	12,240	403,186
Wisconsin Energy Corp.	4,624	153,424
Xcel Energy, Inc.	14,093	370,505
		3,075,859
MULTILINE RETAIL — 0.6%
Big Lots, Inc.(1)	359	14,399
Dillard’s, Inc., Class A	4,569	214,743
Dollar General Corp.(1)	3,857	156,479
Dollar Tree, Inc.(1)	5,900	480,791
Fred’s, Inc., Class A	698	9,395
Kohl’s Corp.	5,910	317,958
Macy’s, Inc.	35,233	1,139,083
Target Corp.	20,330	1,071,391
		3,404,239
OFFICE ELECTRONICS†
Zebra Technologies Corp., Class A(1)	225	8,518
OIL, GAS AND CONSUMABLE FUELS — 3.8%
Apache Corp.	5,320	529,021
Berry Petroleum Co., Class A	736	32,296
BG Group plc	33,130	710,978
Bill Barrett Corp.(1)	401	15,639
Cabot Oil & Gas Corp.	4,700	416,373
Chevron Corp.	41,776	4,295,408
Comstock Resources, Inc.(1)	677	11,258
Concho Resources, Inc.(1)	4,300	436,966
ConocoPhillips	23,439	1,671,669
Crosstex Energy LP	712	11,057
CVR Energy, Inc.(1)	920	16,744
Devon Energy Corp.	6,166	403,626
EOG Resources, Inc.	2,130	220,966
Exxon Mobil Corp.	67,314	5,414,738
Forest Oil Corp.(1)	293	4,700
Goodrich Petroleum Corp.(1)	979	14,274
Gulfport Energy Corp.(1)	1,383	43,910
Hugoton Royalty Trust	425	9,108
Imperial Oil Ltd.	19,785	846,141
Lone Pine Resources, Inc.(1)	295	2,210
Marathon Oil Corp.	10,081	281,865
Marathon Petroleum Corp.	1,158	38,666
Murphy Oil Corp.	9,168	512,675
Noble Energy, Inc.	2,648	260,537
Occidental Petroleum Corp.	6,184	611,598
Overseas Shipholding Group, Inc.	216	2,279
Patriot Coal Corp.(1)	241	2,509
Peabody Energy Corp.	3,100	121,613

22

Shares/ Principal Amount	Value
Penn Virginia Corp.	1,739	$9,217
Rosetta Resources, Inc.(1)	877	47,656
Royal Dutch Shell plc, Class A	18,833	654,916
SandRidge Energy, Inc.(1)	32,000	235,200
SM Energy Co.	2,200	174,878
Southwestern Energy Co.(1)	2,400	91,320
Statoil ASA	14,010	362,661
Stone Energy Corp.(1)	1,142	32,307
Suncor Energy, Inc.	364	10,927
Swift Energy Co.(1)	652	19,162
Tesoro Corp.(1)	6,304	150,603
Tesoro Logistics LP	217	5,915
Total SA ADR	9,020	466,695
Tullow Oil plc	6,290	137,437
Ultra Petroleum Corp.(1)	16,175	569,522
Vaalco Energy, Inc.(1)	1,564	9,853
Valero Energy Corp.	31,923	710,925
W&T Offshore, Inc.	12,200	244,244
Western Refining, Inc.(1)	3,304	39,285
		20,911,547
PAPER AND FOREST PRODUCTS — 0.2%
Buckeye Technologies, Inc.	1,659	51,396
Clearwater Paper Corp.(1)	507	17,841
Domtar Corp.	4,450	349,458
International Paper Co.	17,034	483,766
KapStone Paper and Packaging Corp.(1)	3,160	52,393
		954,854
PERSONAL PRODUCTS — 0.1%
Estee Lauder Cos., Inc. (The), Class A	2,298	271,118
Inter Parfums, Inc.	471	8,073
Nu Skin Enterprises, Inc., Class A	3,228	154,105
Prestige Brands Holdings, Inc.(1)	1,033	10,206
		443,502
PHARMACEUTICALS — 2.6%
Abbott Laboratories	30,402	1,658,429
Allergan, Inc.	2,725	228,137
Auxilium Pharmaceuticals, Inc.(1)	376	6,554
Bristol-Myers Squibb Co.	6,128	200,508
Elan Corp. plc ADR(1)	13,000	140,660
Eli Lilly & Co.	15,979	604,805
GlaxoSmithKline plc	15,170	336,140
Hospira, Inc.(1)	4,900	138,131
Impax Laboratories, Inc.(1)	854	17,200
Jazz Pharmaceuticals, Inc.(1)	173	6,854
Johnson & Johnson	43,974	2,845,997
Medicis Pharmaceutical Corp., Class A	548	17,892
Merck & Co., Inc.	55,393	1,980,300
Nektar Therapeutics(1)	642	3,210
Novartis AG	7,730	417,133
Novo Nordisk A/S B Shares	2,600	295,707
Optimer Pharmaceuticals, Inc.(1)	359	4,136
Par Pharmaceutical Cos., Inc.(1)	819	26,544
Perrigo Co.	3,265	319,643
Pfizer, Inc.	162,223	3,255,816
Questcor Pharmaceuticals, Inc.(1)	9,227	414,754
Salix Pharmaceuticals Ltd.(1)	473	20,878
Sanofi	7,510	525,683
Shire plc	14,200	476,617
ViroPharma, Inc.(1)	710	17,047
VIVUS, Inc.(1)	723	7,324
Watson Pharmaceuticals, Inc.(1)	3,300	213,246
		14,179,345
PROFESSIONAL SERVICES — 0.2%
Acacia Research - Acacia Technologies(1)	322	11,212
Adecco SA(1)	3,990	173,340
Advisory Board Co. (The)(1)	292	21,135
Capita Group plc (The)	20,360	202,221
CDI Corp.	1,031	13,455
Experian plc	10,360	137,818
Heidrick & Struggles International, Inc.	647	13,781
Intertek Group plc	6,950	210,697
Kelly Services, Inc., Class A	312	4,518
Kforce, Inc.(1)	807	9,886
Mistras Group, Inc.(1)	467	10,988
On Assignment, Inc.(1)	2,554	26,613
SGS SA	180	303,895
		1,139,559

23

Shares/ Principal Amount	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	2,946	$193,140
American Campus Communities, Inc.	3,967	156,062
Apartment Investment & Management Co., Class A	3,600	78,408
Ashford Hospitality Trust, Inc.	579	4,609
Associated Estates Realty Corp.	604	9,749
AvalonBay Communities, Inc.	3,442	429,734
BioMed Realty Trust, Inc.	737	13,126
Boston Properties, Inc.	5,033	480,048
BRE Properties, Inc.	4,007	194,981
Camden Property Trust	1,097	63,330
Campus Crest Communities, Inc.	816	8,225
CBL & Associates Properties, Inc.	1,004	14,347
Chimera Investment Corp.	5,629	15,029
Colonial Properties Trust	3,900	77,376
CommonWealth REIT	498	8,337
CreXus Investment Corp.	623	6,080
CubeSmart	10,334	103,030
DCT Industrial Trust, Inc.	798	3,838
DDR Corp.	17,035	199,139
DiamondRock Hospitality Co.	923	8,104
Digital Realty Trust, Inc.	4,637	294,450
Douglas Emmett, Inc.	8,500	152,830
Duke Realty Corp.	17,300	200,680
EastGroup Properties, Inc.	120	5,108
Education Realty Trust, Inc.	7,972	74,299
Equity LifeStyle Properties, Inc.	2,129	131,636
Equity Residential	8,500	469,115
Essex Property Trust, Inc.	1,902	252,681
Extra Space Storage, Inc.	9,302	224,178
Federal Realty Investment Trust	986	87,192
First Industrial Realty Trust, Inc.(1)	6,405	60,848
First Potomac Realty Trust	465	5,919
General Growth Properties, Inc.	22,174	312,210
Glimcher Realty Trust	6,848	59,578
Government Properties Income Trust	14,986	325,946
Hatteras Financial Corp.	242	6,486
HCP, Inc.	11,618	449,036
Health Care REIT, Inc.	7,802	391,426
Healthcare Realty Trust, Inc.	308	5,427
Hersha Hospitality Trust	1,474	6,338
Highwoods Properties, Inc.	224	6,460
Home Properties, Inc.	124	6,816
Host Hotels & Resorts, Inc.	52,546	743,526
Kilroy Realty Corp.	4,667	168,432
Kimco Realty Corp.	11,650	183,721
LaSalle Hotel Properties	6,105	142,918
Lexington Realty Trust	884	6,701
Macerich Co. (The)	7,864	393,986
Mack-Cali Realty Corp.	320	8,154
Medical Properties Trust, Inc.	536	5,124
MFA Financial, Inc.	1,616	11,118
National Retail Properties, Inc.	393	10,399
Piedmont Office Realty Trust, Inc., Class A	18,974	315,727
Post Properties, Inc.	2,864	114,531
ProLogis, Inc.	19,622	545,884
PS Business Parks, Inc.	230	12,121
Public Storage	5,100	672,690
Rayonier, Inc.	2,300	93,472
Regency Centers Corp.	4,700	174,652
RLJ Lodging Trust	1,055	16,880
Sabra Health Care REIT, Inc.	845	8,957
Simon Property Group, Inc.	15,042	1,870,322
SL Green Realty Corp.	3,598	236,892
Sovran Self Storage, Inc.	321	13,366
Strategic Hotels & Resorts, Inc.(1)	13,051	65,516
Taubman Centers, Inc.	4,760	296,691
UDR, Inc.	6,656	156,416
Urstadt Biddle Properties, Inc., Class A	428	7,220
Ventas, Inc.	10,440	550,814
Vornado Realty Trust	4,209	313,360
Washington Real Estate Investment Trust	329	8,952
Weyerhaeuser Co.	12,217	205,123
		12,949,016

24

Shares/ Principal Amount	Value
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
CBRE Group, Inc.(1)	18,665	$313,759
Forest City Enterprises, Inc. Class A(1)	8,600	104,404
Sumitomo Realty & Development Co. Ltd.	9,000	178,561
		596,724
ROAD AND RAIL — 0.2%
Arkansas Best Corp.	292	5,583
Canadian National Railway Co.	3,350	259,047
Heartland Express, Inc.	9,800	134,750
Kansas City Southern(1)	7,800	530,634
Union Pacific Corp.	4,046	418,397
Werner Enterprises, Inc.	285	6,680
		1,355,091
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	91,730	988,849
ARM Holdings plc	107,440	1,008,588
ASML Holding NV	9,630	375,759
Avago Technologies Ltd.	9,422	281,906
Broadcom Corp., Class A(1)	9,745	295,712
Cavium Networks, Inc.(1)	364	11,881
CEVA, Inc.(1)	1,106	31,864
Cirrus Logic, Inc.(1)	586	9,546
Cree, Inc.(1)	1,725	42,918
Cymer, Inc.(1)	242	10,822
Cypress Semiconductor Corp.(1)	7,883	150,329
Entegris, Inc.(1)	1,967	16,582
Formfactor, Inc.(1)	1,068	6,323
GT Advanced Technologies, Inc.(1)	1,989	15,355
Infineon Technologies AG	14,460	119,519
Intel Corp.	101,369	2,525,102
Intersil Corp., Class A	806	8,568
KLA-Tencor Corp.	2,712	125,023
Linear Technology Corp.	5,697	174,499
LSI Corp.(1)	1,999	11,234
Marvell Technology Group Ltd.(1)	19,120	269,974
MKS Instruments, Inc.	167	4,486
Nanometrics, Inc.(1)	669	11,018
Novellus Systems, Inc.(1)	441	15,267
Photronics, Inc.(1)	4,419	25,586
Semtech Corp.(1)	1,017	23,594
Skyworks Solutions, Inc.(1)	1,187	19,360
Spansion, Inc., Class A(1)	2,278	19,910
Standard Microsystems Corp.(1)	800	20,024
Teradyne, Inc.(1)	42,665	574,271
Ultratech, Inc.(1)	1,086	25,195
Xilinx, Inc.	6,742	220,531
		7,439,595
SOFTWARE — 1.5%
ACI Worldwide, Inc.(1)	746	22,440
Activision Blizzard, Inc.	19,836	246,363
Actuate Corp.(1)	2,100	13,860
Adobe Systems, Inc.(1)	8,740	239,651
Allot Communications Ltd.(1)	1,498	25,256
Ariba, Inc.(1)	375	11,381
Bottomline Technologies, Inc.(1)	497	11,183
BroadSoft, Inc.(1)	380	13,330
Cadence Design Systems, Inc.(1)	28,133	307,775
Cerner Corp.(1)	3,251	198,246
Check Point Software Technologies Ltd.(1)	11,647	644,545
Citrix Systems, Inc.(1)	4,300	306,977
Clicksoftware Technologies Ltd.	1,250	11,313
Compuware Corp.(1)	1,051	8,681
Electronic Arts, Inc.(1)	6,018	139,557
Fortinet, Inc.(1)	4,379	105,052
Glu Mobile, Inc.(1)	1,436	4,437
Informatica Corp.(1)	4,300	193,307
Intuit, Inc.	509	27,099
JDA Software Group, Inc.(1)	312	9,834
Kenexa Corp.(1)	2,307	57,675
Konami Corp.	6,200	186,570
Majesco Entertainment Co.(1)	872	2,424
Microsoft Corp.	79,630	2,036,935
Mitek Systems, Inc.(1)	2,292	16,800
NetScout Systems, Inc.(1)	639	11,291
NetSuite, Inc.(1)	5,400	218,916
Opnet Technologies, Inc.	644	22,972
Oracle Corp.	47,386	1,485,551
PROS Holdings, Inc.(1)	1,422	22,766
QLIK Technologies, Inc.(1)	8,150	223,066
Quest Software, Inc.(1)	4,825	87,188

25

Shares/ Principal Amount	Value
Red Hat, Inc.(1)	4,409	$220,803
Salesforce.com, Inc.(1)	2,405	284,800
SAP AG	8,460	504,748
Solera Holdings, Inc.	4,300	203,476
Symantec Corp.(1)	17,614	287,989
Synopsys, Inc.(1)	2,781	77,785
Taleo Corp., Class A(1)	332	10,754
TIBCO Software, Inc.(1)	1,108	30,359
Ultimate Software Group, Inc.(1)	234	15,519
Websense, Inc.(1)	478	8,657
		8,557,331
SPECIALTY RETAIL — 1.3%
American Eagle Outfitters, Inc.	761	10,586
Bed Bath & Beyond, Inc.(1)	6,293	380,790
Big 5 Sporting Goods Corp.	840	7,661
Buckle, Inc. (The)	301	12,028
Cabela’s, Inc.(1)	274	6,458
Cato Corp. (The), Class A	178	4,555
Collective Brands, Inc.(1)	556	7,756
Cost Plus, Inc.(1)	766	6,197
Destination Maternity Corp.	802	11,749
DSW, Inc., Class A	3,691	166,095
Fast Retailing Co. Ltd.	1,800	291,520
Finish Line, Inc. (The), Class A	739	15,578
GameStop Corp., Class A(1)	2,069	47,835
Genesco, Inc.(1)	683	40,331
Guess?, Inc.	439	12,345
Home Depot, Inc. (The)	23,631	926,808
Inditex SA	2,760	234,388
Kingfisher plc	37,010	149,139
Limited Brands, Inc.	2,540	107,518
Lithia Motors, Inc., Class A	4,067	90,328
Lowe’s Cos., Inc.	63,748	1,530,590
Men’s Wearhouse, Inc. (The)	383	10,659
Nitori Holdings Co. Ltd.	3,650	341,372
O’Reilly Automotive, Inc.(1)	7,302	564,007
Penske Automotive Group, Inc.	624	12,661
PetSmart, Inc.	6,633	320,042
RadioShack Corp.	1,559	17,897
Rent-A-Center, Inc.	73	2,624
Staples, Inc.	60,090	865,897
Tiffany & Co.	1,800	120,672
Tractor Supply Co.	5,819	420,306
Ulta Salon Cosmetics & Fragrance, Inc.(1)	6,200	431,706
Urban Outfitters, Inc.(1)	3,148	84,933
Vitamin Shoppe, Inc.(1)	80	2,945
Williams-Sonoma, Inc.	430	16,241
		7,272,217
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
adidas AG	2,400	169,215
Burberry Group plc	20,789	416,737
Coach, Inc.	3,417	213,870
Columbia Sportswear Co.	444	22,555
Crocs, Inc.(1)	406	6,297
Culp, Inc.(1)	977	8,080
Deckers Outdoor Corp.(1)	205	22,334
Fossil, Inc.(1)	2,200	197,098
G-III Apparel Group Ltd.(1)	789	14,541
Hugo Boss AG Preference Shares	2,450	221,595
Iconix Brand Group, Inc.(1)	3,146	54,300
Lululemon Athletica, Inc.(1)	3,802	188,960
Oxford Industries, Inc.	523	19,837
Prada SpA(1)	43,600	215,120
Swatch Group AG (The)	730	284,529
True Religion Apparel, Inc.(1)	350	12,320
VF Corp.	900	124,821
Wolverine World Wide, Inc.	543	20,004
		2,212,213
THRIFTS AND MORTGAGE FINANCE — 0.2%
BankUnited, Inc.	1,365	29,607
BofI Holding, Inc.(1)	512	8,233
Brookline Bancorp., Inc.	998	8,024
Capitol Federal Financial, Inc.	33,194	375,756
First Niagara Financial Group, Inc.	1,212	10,666
Flushing Financial Corp.	460	5,952
Hudson City Bancorp., Inc.	64,170	358,710
Kaiser Federal Financial Group, Inc.	505	6,060
Oritani Financial Corp.	435	5,659
People’s United Financial, Inc.	31,303	389,722
Provident Financial Services, Inc.	873	11,428

26

Shares/ Principal Amount	Value
Rockville Financial, Inc.	617	$6,263
Walker & Dunlop, Inc.(1)	362	4,597
Washington Federal, Inc.	856	11,137
		1,231,814
TOBACCO — 0.5%
Altria Group, Inc.	16,210	465,065
British American Tobacco plc	10,117	469,553
Japan Tobacco, Inc.	60	286,049
Philip Morris International, Inc.	19,763	1,506,731
		2,727,398
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Applied Industrial Technologies, Inc.	818	28,245
DXP Enterprises, Inc.(1)	477	14,429
Fastenal Co.	7,900	329,035
Kaman Corp.	200	6,206
Lawson Products, Inc.	700	11,032
Mitsubishi Corp.	15,700	324,331
Rush Enterprises, Inc., Class A(1)	743	14,236
SeaCube Container Leasing Ltd.	561	8,634
Titan Machinery, Inc.(1)	1,821	39,516
United Rentals, Inc.(1)	9,766	274,815
WESCO International, Inc.(1)	216	11,007
Wolseley plc	5,180	155,345
		1,216,831
WATER UTILITIES†
Artesian Resources Corp., Class A	643	11,895
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
American Tower Corp., Class A(1)	14,752	870,368
Crown Castle International Corp.(1)	7,124	301,488
Rogers Communications, Inc., Class B	6,200	229,898
SBA Communications Corp., Class A(1)	5,696	232,909
SOFTBANK CORP.	9,200	309,974
Telephone & Data Systems, Inc.	6,971	188,147
Vodafone Group plc	159,570	432,899
		2,565,683
TOTAL COMMON STOCKS (Cost $215,185,967)		252,430,016
U.S. Treasury Securities — 15.9%
U.S. Treasury Bonds, 5.50%, 8/15/28(2)	$1,100,000	$1,516,969
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	400,000	555,312
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	3,420,000	4,302,787
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	400,000	504,625
U.S. Treasury Bonds, 3.75%, 8/15/41(2)	200,000	227,531
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(2)	8,898,003	11,780,814
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(2)	892,271	1,189,020
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41(2)	1,419,416	1,902,572
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(2)	6,485,038	6,508,851
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(2)	4,508,448	4,585,583
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(2)	3,088,532	3,245,371
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(2)	8,627,794	9,746,034
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21(2)	3,733,884	4,134,112
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(2)	4,731,396	5,016,018
U.S. Treasury Notes, 1.375%, 9/15/12(2)	2,800,000	2,827,891
U.S. Treasury Notes, 1.375%, 10/15/12(2)	2,600,000	2,628,439
U.S. Treasury Notes, 0.50%, 11/30/12(2)	1,290,000	1,294,636
U.S. Treasury Notes, 1.375%, 1/15/13(2)	1,250,000	1,266,944
U.S. Treasury Notes, 1.375%, 5/15/13(2)	4,000,000	4,067,344
U.S. Treasury Notes, 1.25%, 3/15/14(2)	3,360,000	3,432,452
U.S. Treasury Notes, 0.50%, 8/15/14(2)	2,000,000	2,007,344
U.S. Treasury Notes, 2.375%, 8/31/14(2)	2,000,000	2,108,906

27

Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.25%, 9/30/15(2)		$1,500,000	$1,535,391
U.S. Treasury Notes, 3.00%, 8/31/16(2)		1,441,000	1,582,737
U.S. Treasury Notes, 2.625%, 4/30/18(2)		300,000	323,391
U.S. Treasury Notes, 2.625%, 8/15/20(2)		6,230,000	6,604,772
U.S. Treasury Notes, 2.125%, 8/15/21(2)		3,300,000	3,320,110
TOTAL U.S. TREASURY SECURITIES (Cost $81,210,578)			88,215,956
Corporate Bonds — 9.6%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 5.20%, 10/15/19(2)		100,000	99,643
Lockheed Martin Corp., 4.25%, 11/15/19(2)		120,000	125,303
Lockheed Martin Corp., 4.85%, 9/15/41(2)		110,000	107,984
Raytheon Co., 4.40%, 2/15/20(2)		90,000	97,693
United Technologies Corp., 6.05%, 6/1/36(2)		41,000	50,247
United Technologies Corp., 5.70%, 4/15/40(2)		80,000	95,030
			575,900
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(2)(3)		170,000	172,577
American Honda Finance Corp., 2.50%, 9/21/15(2)(3)		210,000	212,653
Daimler Finance North America LLC, 2.625%, 9/15/16(3)		170,000	167,992
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)(3)		60,000	60,999
			614,221
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)		470,000	605,890
Coca-Cola Co. (The), 1.80%, 9/1/16(2)(3)		140,000	141,201
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(2)		50,000	51,685
PepsiCo, Inc., 4.875%, 11/1/40(2)		50,000	54,572
			853,348
BIOTECHNOLOGY†
Amgen, Inc., 3.875%, 11/15/21(2)		90,000	88,827
CAPITAL MARKETS — 0.1%
Bank of Scotland plc, 3.25%, 1/25/13	EUR	95,000	128,840
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)		$290,000	314,983
Jefferies Group, Inc., 5.125%, 4/13/18		130,000	110,500
			554,323
CHEMICALS — 0.1%
Dow Chemical Co. (The), 5.90%, 2/15/15(2)		180,000	199,307
Dow Chemical Co. (The), 2.50%, 2/15/16(2)		100,000	100,411
			299,718
COMMERCIAL BANKS — 1.1%
Banca Monte dei Paschi di Siena SpA, 4.875%, 9/15/16	EUR	200,000	250,710
Bank of America N.A., 5.30%, 3/15/17(2)		$730,000	640,919
Barclays Bank plc, 5.00%, 9/22/16(2)		220,000	223,347
BB&T Corp., 5.70%, 4/30/14(2)		80,000	87,579
BB&T Corp., 3.20%, 3/15/16		160,000	165,397
Caja de Ahorros y Pensiones de Barcelona, 5.00%, 2/22/16	EUR	150,000	196,665
Capital One Financial Corp., 4.75%, 7/15/21		$70,000	71,597
Fifth Third Bancorp, 6.25%, 5/1/13(2)		130,000	136,720
HSBC Bank plc, 3.50%, 6/28/15(2)(3)		120,000	121,400
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)		30,000	33,269
Intesa Sanpaolo SpA, 5.00%, 1/27/21	EUR	200,000	240,818
Kreditanstalt fuer Wiederaufbau, 4.375%, 10/11/13	EUR	660,000	942,558
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16		$230,000	237,701
National Australia Bank Ltd., 2.75%, 9/28/15(2)(3)		100,000	100,210
Royal Bank of Canada, 2.30%, 7/20/16		110,000	111,104

28

Shares/ Principal Amount	Value
Royal Bank of Scotland plc (The), 3.95%, 9/21/15		$180,000	$169,838
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(2)		310,000	293,318
Royal Bank of Scotland plc (The), 4.875%, 1/20/17	EUR	155,000	186,552
SunTrust Bank, 7.25%, 3/15/18(2)		$130,000	143,702
SunTrust Banks, Inc., 3.60%, 4/15/16(2)		40,000	40,142
Toronto-Dominion Bank (The), 2.375%, 10/19/16		170,000	171,751
U.S. Bancorp., 3.44%, 2/1/16		100,000	101,161
Wachovia Bank N.A., 4.80%, 11/1/14(2)		444,000	470,759
Wachovia Bank N.A., 4.875%, 2/1/15(2)		169,000	177,368
Wells Fargo & Co., 4.375%, 1/31/13(2)		400,000	414,102
Wells Fargo & Co., 3.68%, 6/15/16(2)		120,000	125,685
			5,854,372
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18(2)		50,000	52,015
Republic Services, Inc., 5.50%, 9/15/19(2)		240,000	274,090
Republic Services, Inc., 5.70%, 5/15/41(2)		30,000	33,882
Waste Management, Inc., 6.125%, 11/30/39(2)		150,000	182,870
			542,857
COMMUNICATIONS EQUIPMENT†
Cisco Systems, Inc., 5.90%, 2/15/39(2)		220,000	263,025
CONSUMER FINANCE — 0.3%
American Express Centurion Bank, 6.00%, 9/13/17(2)		250,000	280,575
American Express Credit Corp., 2.80%, 9/19/16		100,000	99,019
American Express Credit Corp., MTN, 2.75%, 9/15/15(2)		200,000	198,144
Capital One Bank USA N.A., 8.80%, 7/15/19(2)		75,000	87,399
Credit Suisse (New York), 6.00%, 2/15/18(2)		90,000	87,258
Credit Suisse (New York), 5.30%, 8/13/19(2)		280,000	285,040
PNC Bank N.A., 6.00%, 12/7/17(2)		340,000	373,303
SLM Corp., 6.25%, 1/25/16(2)		100,000	95,131
			1,505,869
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Bank of America Corp., 6.50%, 8/1/16(2)		400,000	386,884
Bank of America Corp., 5.75%, 12/1/17(2)		210,000	191,665
BNP Paribas SA, 3.60%, 2/23/16(2)		50,000	46,929
Citigroup, Inc., 6.00%, 12/13/13(2)		330,000	341,702
Citigroup, Inc., 6.01%, 1/15/15(2)		330,000	341,990
Citigroup, Inc., 4.75%, 5/19/15		70,000	70,395
Citigroup, Inc., 6.125%, 5/15/18(2)		570,000	594,264
Citigroup, Inc., 4.50%, 1/14/22		90,000	83,436
Deutsche Bank AG (London), 4.875%, 5/20/13(2)		360,000	369,905
Deutsche Bank AG (London), 3.875%, 8/18/14(2)		220,000	225,121
GE Capital European Funding, 5.375%, 1/16/18	EUR	85,000	121,809
General Electric Capital Corp., 3.75%, 11/14/14(2)		$250,000	261,188
General Electric Capital Corp., 2.25%, 11/9/15(2)		170,000	168,475
General Electric Capital Corp., 5.625%, 9/15/17(2)		375,000	411,994
General Electric Capital Corp., 4.375%, 9/16/20(2)		350,000	346,959
General Electric Capital Corp., 5.30%, 2/11/21(2)		70,000	71,759
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)		360,000	339,075
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(2)		780,000	833,143
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)		80,000	72,408
Gulf Gate Apartments, VRN, 0.22%, 12/1/11(2)(3)		3,000,000	3,000,000

29

Shares/ Principal Amount	Value
HSBC Holdings plc, 5.10%, 4/5/21	$90,000	$93,067
HSBC Holdings plc, 6.80%, 6/1/38(2)	70,000	69,254
JPMorgan Chase & Co., 3.45%, 3/1/16	160,000	158,803
JPMorgan Chase & Co., 6.00%, 1/15/18(2)	840,000	922,843
Morgan Stanley, 4.20%, 11/20/14(2)	250,000	237,824
Morgan Stanley, 6.625%, 4/1/18(2)	450,000	423,828
Morgan Stanley, 5.625%, 9/23/19(2)	300,000	262,283
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	60,000	59,427
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)	320,000	332,058
		10,838,488
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 6.80%, 5/15/36(2)	40,000	49,001
AT&T, Inc., 6.55%, 2/15/39(2)	405,000	489,606
British Telecommunications plc, 5.95%, 1/15/18(2)	230,000	248,207
CenturyLink, Inc., 6.15%, 9/15/19(2)	120,000	115,648
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(2)	150,000	176,412
France Telecom SA, 4.375%, 7/8/14(2)	360,000	381,756
Telecom Italia Capital SA, 6.18%, 6/18/14(2)	280,000	268,644
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	340,000	321,467
Telefonica Emisiones SAU, 5.46%, 2/16/21	130,000	116,145
		2,166,886
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16(2)	90,000	91,652
Transocean, Inc., 6.50%, 11/15/20(2)	80,000	79,648
Weatherford International Ltd., 9.625%, 3/1/19(2)	170,000	217,777
		389,077
FOOD AND STAPLES RETAILING — 0.2%
CVS Caremark Corp., 6.60%, 3/15/19(2)	330,000	393,916
Kroger Co. (The), 6.40%, 8/15/17(2)	180,000	212,623
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	57,000	67,653
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	30,000	37,085
Wal-Mart Stores, Inc., 5.625%, 4/1/40(2)	220,000	260,656
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	130,000	142,273
Wal-Mart Stores, Inc., 5.625%, 4/15/41(2)	50,000	59,964
		1,174,170
FOOD PRODUCTS — 0.2%
Kellogg Co., 4.45%, 5/30/16(2)	290,000	321,774
Kraft Foods, Inc., 6.00%, 2/11/13(2)	100,000	105,508
Kraft Foods, Inc., 6.125%, 2/1/18(2)	100,000	115,586
Kraft Foods, Inc., 5.375%, 2/10/20(2)	330,000	366,846
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	150,000	156,790
		1,066,504
GAS UTILITIES — 0.4%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	380,000	446,447
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	130,000	151,216
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	100,000	104,168
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	320,000	372,097
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	100,000	108,519
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	290,000	336,143
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	160,000	171,453
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	50,000	58,097

30

Shares/ Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(2)	$60,000	$63,358
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(2)	290,000	365,310
Williams Partners LP, 4.125%, 11/15/20(2)	120,000	121,071
		2,297,879
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13(2)	170,000	172,138
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Express Scripts, Inc., 5.25%, 6/15/12(2)	280,000	286,198
Express Scripts, Inc., 7.25%, 6/15/19(2)	340,000	397,837
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	400,000	432,471
WellPoint, Inc., 5.80%, 8/15/40(2)	60,000	68,592
		1,185,098
HOTELS, RESTAURANTS AND LEISURE†
McDonald’s Corp., 5.35%, 3/1/18(2)	80,000	94,077
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17(2)	320,000	358,146
INSURANCE — 0.4%
Allstate Corp. (The), 7.45%, 5/16/19	220,000	263,213
American International Group, Inc., 3.65%, 1/15/14	60,000	58,021
American International Group, Inc., 5.85%, 1/16/18(2)	260,000	251,817
American International Group, Inc., 8.25%, 8/15/18(2)	80,000	85,700
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	100,000	105,765
CNA Financial Corp., 5.875%, 8/15/20(2)	60,000	60,278
CNA Financial Corp., 5.75%, 8/15/21	40,000	39,835
Genworth Financial, Inc., 7.20%, 2/15/21(2)	50,000	45,761
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	170,000	169,203
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	90,000	92,354
Liberty Mutual Group, Inc., 5.00%, 6/1/21(2)(3)	76,000	72,115
Lincoln National Corp., 6.25%, 2/15/20(2)	180,000	191,046
MetLife, Inc., 6.75%, 6/1/16(2)	280,000	318,233
MetLife, Inc., 5.70%, 6/15/35(2)	50,000	52,546
Prudential Financial, Inc., 7.375%, 6/15/19(2)	90,000	103,362
Prudential Financial, Inc., 5.375%, 6/21/20(2)	60,000	62,159
Prudential Financial, Inc., 5.40%, 6/13/35(2)	320,000	291,911
Prudential Financial, Inc., 5.625%, 5/12/41(2)	60,000	55,446
		2,318,765
INTERNET SOFTWARE AND SERVICES†
eBay, Inc., 3.25%, 10/15/20(2)	50,000	49,222
Google, Inc., 2.125%, 5/19/16(2)	100,000	103,248
		152,470
IT SERVICES — 0.1%
International Business Machines Corp., 1.95%, 7/22/16	320,000	325,825
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(2)	250,000	305,553
MEDIA — 0.7%
CBS Corp., 4.30%, 2/15/21(2)	140,000	141,531
Comcast Corp., 5.90%, 3/15/16(2)	422,000	481,302
Comcast Corp., 6.50%, 11/15/35(2)	70,000	80,606
Comcast Corp., 6.40%, 5/15/38(2)	60,000	68,227
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	170,000	183,975
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(2)	120,000	124,819

31

Shares/ Principal Amount	Value
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	$310,000	$321,947
Discovery Communications LLC, 5.625%, 8/15/19(2)	70,000	79,173
Discovery Communications LLC, 4.375%, 6/15/21(2)	100,000	103,306
Embarq Corp., 7.08%, 6/1/16(2)	120,000	127,016
NBCUniversal Media LLC, 5.15%, 4/30/20(2)	80,000	86,656
NBCUniversal Media LLC, 4.375%, 4/1/21	200,000	204,917
News America, Inc., 4.50%, 2/15/21(2)	100,000	100,857
News America, Inc., 6.90%, 8/15/39(2)	170,000	196,175
Omnicom Group, Inc., 4.45%, 8/15/20(2)	195,000	196,318
Qwest Corp., 7.50%, 10/1/14(2)	130,000	143,000
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	360,000	418,852
Time Warner Cable, Inc., 4.00%, 9/1/21(2)	160,000	156,518
Time Warner, Inc., 3.15%, 7/15/15(2)	170,000	175,988
Time Warner, Inc., 7.70%, 5/1/32(2)	220,000	274,569
Viacom, Inc., 4.375%, 9/15/14(2)	120,000	128,769
Virgin Media Secured Finance plc, 5.25%, 1/15/21(2)	80,000	83,800
		3,878,321
METALS AND MINING — 0.1%
ArcelorMittal, 5.25%, 8/5/20(2)	100,000	88,434
Barrick Finance LLC, 4.40%, 5/30/21	110,000	115,170
Newmont Mining Corp., 6.25%, 10/1/39(2)	150,000	171,367
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	70,000	70,506
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	120,000	121,618
Teck Resources Ltd., 3.15%, 1/15/17	90,000	91,527
		658,622
MULTI-UTILITIES — 0.5%
Carolina Power & Light Co., 5.15%, 4/1/15(2)	141,000	157,903
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	127,000	139,219
Dominion Resources, Inc., 6.40%, 6/15/18(2)	190,000	228,724
Dominion Resources, Inc., 4.90%, 8/1/41	50,000	52,679
Duke Energy Corp., 6.30%, 2/1/14(2)	100,000	110,884
Duke Energy Corp., 3.95%, 9/15/14(2)	160,000	170,980
Edison International, 3.75%, 9/15/17(2)	110,000	112,633
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	370,000	405,636
Florida Power Corp., 6.35%, 9/15/37(2)	270,000	357,344
Nisource Finance Corp., 4.45%, 12/1/21	50,000	50,572
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	55,000	65,085
PG&E Corp., 5.75%, 4/1/14(2)	50,000	54,625
Public Service Company of Colorado, 4.75%, 8/15/41	40,000	45,124
Sempra Energy, 8.90%, 11/15/13(2)	200,000	225,435
Sempra Energy, 6.50%, 6/1/16(2)	150,000	174,696
Southern California Edison Co., 5.625%, 2/1/36(2)	100,000	124,690
Southern Power Co., 5.15%, 9/15/41	40,000	40,809
		2,517,038
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(2)	209,000	211,019
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13(2)	100,000	105,224
Xerox Corp., 4.25%, 2/15/15(2)	90,000	93,620
		198,844

32

Shares/ Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 0.9%
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	$300,000	$335,301
BP Capital Markets plc, 3.20%, 3/11/16(2)	100,000	103,962
BP Capital Markets plc, 2.25%, 11/1/16	150,000	149,632
BP Capital Markets plc, 4.50%, 10/1/20(2)	90,000	96,954
ConocoPhillips, 5.75%, 2/1/19(2)	230,000	272,809
ConocoPhillips Holding Co., 6.95%, 4/15/29(2)	60,000	79,587
Devon Energy Corp., 5.60%, 7/15/41(2)	150,000	170,299
EOG Resources, Inc., 5.625%, 6/1/19(2)	210,000	248,195
Hess Corp., 6.00%, 1/15/40(2)	140,000	157,836
Marathon Petroleum Corp., 3.50%, 3/1/16(2)	40,000	40,091
Marathon Petroleum Corp., 5.125%, 3/1/21(2)	120,000	122,380
Nexen, Inc., 5.875%, 3/10/35(2)	70,000	67,644
Shell International Finance BV, 0.71%, 6/22/12(2)	2,600,000	2,607,264
Suncor Energy, Inc., 6.10%, 6/1/18(2)	147,000	172,223
Suncor Energy, Inc., 6.85%, 6/1/39(2)	60,000	73,000
Talisman Energy, Inc., 7.75%, 6/1/19(2)	360,000	437,902
		5,135,079
PAPER AND FOREST PRODUCTS†
International Paper Co., 4.75%, 2/15/22	50,000	50,777
PHARMACEUTICALS — 0.3%
Abbott Laboratories, 5.30%, 5/27/40(2)	65,000	74,007
AstraZeneca plc, 5.40%, 9/15/12(2)	325,000	337,663
AstraZeneca plc, 5.90%, 9/15/17(2)	300,000	359,526
Pfizer, Inc., 7.20%, 3/15/39(2)	210,000	295,682
Roche Holdings, Inc., 6.00%, 3/1/19(2)(3)	70,000	84,812
Roche Holdings, Inc., 7.00%, 3/1/39(2)(3)	120,000	166,389
Sanofi, 4.00%, 3/29/21(2)	78,000	83,935
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	250,000	268,745
		1,670,759
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
HCP, Inc., 3.75%, 2/1/16(2)	60,000	60,133
HCP, Inc., 5.375%, 2/1/21	65,000	67,179
Kimco Realty Corp., 6.875%, 10/1/19(2)	80,000	90,406
Simon Property Group LP, 5.10%, 6/15/15(2)	170,000	184,350
UDR, Inc., 4.25%, 6/1/18(2)	90,000	92,179
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	140,000	136,529
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(2)	40,000	38,506
Vornado Realty LP, 5.00%, 1/15/22	100,000	99,532
WEA Finance LLC, 4.625%, 5/10/21(2)(3)	180,000	172,939
		941,753
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19(2)	160,000	171,991
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(2)	142,000	146,240
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	50,000	53,443
CSX Corp., 4.75%, 5/30/42	90,000	89,030
Union Pacific Corp., 4.75%, 9/15/41	120,000	125,482
		414,195
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(2)	302,000	337,693
Oracle Corp., 5.375%, 7/15/40(2)(3)	360,000	415,627
		753,320
SPECIALTY RETAIL†
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	80,000	95,561

33

Shares/ Principal Amount	Value
THRIFTS AND MORTGAGE FINANCE — 0.2%
Cie de Financement Foncier, 4.375%, 4/25/19	EUR	200,000	$275,401
Compagnie de Financement Foncier, 1.25%, 12/1/11	JPY	67,000,000	863,847
			1,139,248
TOBACCO — 0.1%
Altria Group, Inc., 10.20%, 2/6/39(2)		$80,000	115,230
Philip Morris International, Inc., 4.125%, 5/17/21(2)		150,000	162,445
Philip Morris International, Inc., 2.90%, 11/15/21		90,000	87,677
			365,352
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32(2)		140,000	197,778
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)		300,000	399,291
Vodafone Group plc, 5.625%, 2/27/17(2)		70,000	80,688
			677,757
TOTAL CORPORATE BONDS (Cost $50,917,791)			52,877,172
U.S. Government Agency Mortgage-Backed Securities(4) — 9.4%
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.3%
FHLMC, 6.50%, 12/1/12(2)		830	853
FHLMC, 7.00%, 6/1/14(2)		18,374	19,510
FHLMC, 6.50%, 6/1/16(2)		34,358	37,763
FHLMC, 4.50%, 1/1/19(2)		860,835	916,289
FHLMC, 5.00%, 1/1/21(2)		1,097,122	1,188,381
FHLMC, 5.00%, 4/1/21(2)		312,366	335,908
FHLMC, 8.00%, 7/1/30(2)		8,751	10,376
FHLMC, 6.50%, 5/1/31(2)		26,457	30,029
FHLMC, 5.50%, 12/1/33(2)		415,123	450,362
FHLMC, 5.50%, 1/1/38(2)		1,701,433	1,841,079
FHLMC, 6.00%, 2/1/38		1,629,074	1,783,655
FHLMC, 6.00%, 11/1/38		1,770,510	1,936,851
FHLMC, 4.00%, 4/1/41		1,150,554	1,206,644
FHLMC, 6.50%, 7/1/47(2)		48,102	53,147
FNMA, 6.50%, 2/1/12(2)		70	72
FNMA, 6.50%, 5/1/12(2)		252	259
FNMA, 6.00%, 4/1/14(2)		11,565	12,511
FNMA, 7.50%, 6/1/15(2)		1,303	1,311
FNMA, 4.50%, 5/1/19(2)		420,887	450,170
FNMA, 4.50%, 5/1/19(2)		510,701	546,233
FNMA, 5.00%, 9/1/20(2)		844,525	911,342
FNMA, 7.00%, 6/1/26(2)		932	1,060
FNMA, 7.50%, 3/1/27(2)		14,620	17,038
FNMA, 6.50%, 6/1/29(2)		14,001	15,913
FNMA, 7.00%, 7/1/29(2)		13,258	15,136
FNMA, 7.00%, 3/1/30(2)		25,589	29,214
FNMA, 7.50%, 8/1/30(2)		8,177	9,578
FNMA, 7.50%, 9/1/30(2)		10,885	12,720
FNMA, 6.50%, 9/1/31(2)		87,140	99,042
FNMA, 7.00%, 9/1/31(2)		20,503	23,421
FNMA, 6.50%, 1/1/32(2)		30,717	34,759
FNMA, 7.00%, 6/1/32(2)		247,175	281,979
FNMA, 5.50%, 6/1/33(2)		540,991	590,441
FNMA, 5.50%, 8/1/33(2)		1,467,406	1,601,536
FNMA, 5.50%, 9/1/33(2)		436,017	475,871
FNMA, 5.00%, 11/1/33(2)		2,077,258	2,235,696
FNMA, 5.50%, 1/1/34(2)		1,568,128	1,716,568
FNMA, 4.50%, 9/1/35(2)		1,543,601	1,636,010
FNMA, 5.00%, 2/1/36(2)		2,269,049	2,441,051
FNMA, 5.50%, 4/1/36(2)		428,010	466,464
FNMA, 5.00%, 10/1/36(2)		234,785	252,583
FNMA, 5.50%, 12/1/36(2)		1,209,969	1,316,787
FNMA, 5.50%, 1/1/37		2,995,484	3,264,609
FNMA, 5.50%, 2/1/37(2)		759,358	826,395
FNMA, 6.50%, 8/1/37(2)		656,265	720,163
FNMA, 4.00%, 1/1/41		1,614,207	1,695,674
FNMA, 4.50%, 1/1/41		1,939,085	2,063,048
FNMA, 4.50%, 2/1/41		1,967,519	2,082,232
FNMA, 4.00%, 5/1/41		2,947,429	3,072,695
FNMA, 4.50%, 7/1/41		1,229,365	1,308,725
FNMA, 6.50%, 6/1/47(2)		67,794	74,246
FNMA, 6.50%, 8/1/47(2)		168,888	184,962
FNMA, 6.50%, 8/1/47(2)		274,210	300,309
FNMA, 6.50%, 9/1/47(2)		307,674	336,958
FNMA, 6.50%, 9/1/47(2)		18,040	19,757
FNMA, 6.50%, 9/1/47(2)		143,263	156,898
FNMA, 6.50%, 9/1/47(2)		79,864	87,465
FNMA, 6.50%, 9/1/47(2)		109,745	120,191
GNMA, 7.00%, 1/15/24(2)		4,833	5,568
GNMA, 8.00%, 7/15/24(2)		6,235	7,353
GNMA, 8.00%, 9/15/24(2)		5,047	5,952
GNMA, 9.00%, 4/20/25(2)		2,109	2,535
GNMA, 7.00%, 9/15/25(2)		20,169	23,207

34

Shares/ Principal Amount	Value
GNMA, 7.50%, 10/15/25(2)		$10,096	$11,792
GNMA, 7.50%, 2/15/26(2)		16,538	19,330
GNMA, 6.00%, 4/15/26(2)		3,051	3,453
GNMA, 8.25%, 7/15/26(2)		38,276	45,843
GNMA, 7.00%, 12/15/27(2)		26,719	30,874
GNMA, 6.50%, 2/15/28(2)		11,619	13,459
GNMA, 6.50%, 2/15/28(2)		2,207	2,557
GNMA, 6.50%, 3/15/28(2)		11,917	13,804
GNMA, 6.50%, 4/15/28(2)		2,310	2,676
GNMA, 6.00%, 7/15/28(2)		10,047	11,402
GNMA, 6.00%, 10/15/28(2)		37,000	41,989
GNMA, 7.00%, 5/15/31(2)		19,549	22,656
GNMA, 5.50%, 11/15/32(2)		225,711	253,706
GNMA, 6.50%, 10/15/38(2)		3,053,110	3,490,666
GNMA, 4.00%, 1/20/41		2,857,805	3,044,104
GNMA, 4.50%, 5/20/41		2,217,139	2,410,049
GNMA, 4.50%, 6/15/41		615,837	675,063
			51,457,977
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FHLMC, VRN, 2.61%, 12/15/11		283,355	293,758
FNMA, VRN, 3.39%, 12/25/11		313,680	323,492
			617,250
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $48,596,034)			52,075,227
Sovereign Governments and Agencies — 6.3%
AUSTRALIA — 0.2%
Government of Australia, 6.50%, 5/15/13	AUD	445,000	478,934
Government of Australia, 5.75%, 7/15/22	AUD	100,000	118,001
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	285,000	310,507
			907,442
AUSTRIA — 0.4%
Republic of Austria, 3.40%, 10/20/14	EUR	450,000	625,798
Republic of Austria, 4.30%, 9/15/17(3)	EUR	190,000	271,719
Republic of Austria, 4.35%, 3/15/19(3)	EUR	655,000	938,152
Republic of Austria, 4.15%, 3/15/37(3)	EUR	147,000	200,758
			2,036,427
BELGIUM — 0.3%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	725,000	974,686
Kingdom of Belgium, 4.00%, 3/28/18	EUR	40,000	51,949
Kingdom of Belgium, 3.75%, 9/28/20	EUR	260,000	321,867
Kingdom of Belgium, 5.00%, 3/28/35	EUR	215,000	279,118
			1,627,620
CANADA — 0.4%
Government of Canada, 3.75%, 6/1/12(2)	CAD	640,000	636,260
Government of Canada, 5.00%, 6/1/14(2)	CAD	490,000	527,079
Government of Canada, 3.75%, 6/1/19	CAD	280,000	310,623
Government of Canada, 5.75%, 6/1/33(2)	CAD	280,000	411,543
Hydro-Quebec, 8.40%, 1/15/22(2)		$77,000	110,895
Province of Ontario Canada, 5.45%, 4/27/16(2)		$130,000	151,280
Province of Ontario Canada, 1.60%, 9/21/16(2)		$90,000	89,254
			2,236,934
DENMARK — 0.4%
Kingdom of Denmark, 5.00%, 11/15/13	DKK	5,220,000	1,027,741
Kingdom of Denmark, 4.00%, 11/15/17	DKK	2,220,000	462,203
Kingdom of Denmark, 4.00%, 11/15/19	DKK	290,000	61,216
Kingdom of Denmark, 7.00%, 11/10/24	DKK	1,650,000	451,837
Kingdom of Denmark, 4.50%, 11/15/39	DKK	1,260,000	318,223
			2,321,220
FINLAND — 0.4%
Government of Finland, 4.25%, 9/15/12	EUR	365,000	505,744
Government of Finland, 3.125%, 9/15/14	EUR	460,000	656,480
Government of Finland, 3.875%, 9/15/17	EUR	245,000	360,178
Government of Finland, 4.375%, 7/4/19	EUR	104,000	156,376
Government of Finland, 3.375%, 4/15/20	EUR	260,000	365,264

35

Shares/ Principal Amount	Value
Government of Finland, 4.00%, 7/4/25	EUR	146,000	$212,105
			2,256,147
FRANCE — 0.2%
French Treasury Note, 2.25%, 2/25/16	EUR	405,000	546,811
Government of France, 4.00%, 4/25/14	EUR	210,000	298,242
Government of France, 5.50%, 4/25/29	EUR	145,000	233,218
Government of France, 4.75%, 4/25/35	EUR	145,000	217,186
			1,295,457
GERMANY — 0.2%
German Federal Republic, 2.25%, 9/4/20	EUR	450,000	612,821
German Federal Republic, 4.75%, 7/4/34	EUR	230,000	394,387
German Federal Republic, 4.25%, 7/4/39	EUR	200,000	333,824
			1,341,032
JAPAN — 1.7%
Government of Japan, 1.20%, 3/20/12	JPY	3,900,000	50,444
Government of Japan, 1.20%, 6/20/15	JPY	135,800,000	1,806,966
Government of Japan, 1.70%, 9/20/17	JPY	85,000,000	1,169,978
Government of Japan, 1.50%, 9/20/18	JPY	179,500,000	2,446,461
Government of Japan, 2.10%, 12/20/26	JPY	183,200,000	2,532,520
Government of Japan, 2.40%, 3/20/37	JPY	18,700,000	264,087
Japan Finance Organization for Municipalities, 1.90%, 6/22/18	JPY	80,000,000	1,110,855
			9,381,311
MULTI-NATIONAL — 0.1%
European Investment Bank, 2.50%, 7/15/15	EUR	360,000	484,787
NETHERLANDS — 0.3%
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	440,000	654,629
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	345,000	498,015
Kingdom of Netherlands, 4.00%, 1/15/37	EUR	220,000	346,529
			1,499,173
NORWAY†
Government of Norway, 4.25%, 5/19/17	NOK	930,000	181,115
SPAIN — 0.3%
Government of Spain, 4.25%, 1/31/14	EUR	170,000	222,532
Government of Spain, 5.50%, 7/30/17	EUR	400,000	528,289
Government of Spain, 5.50%, 4/30/21	EUR	270,000	339,870
Government of Spain, 4.90%, 7/30/40	EUR	310,000	327,781
			1,418,472
SWEDEN — 0.1%
Government of Sweden, 6.75%, 5/5/14	SEK	2,400,000	404,725
Government of Sweden, 4.25%, 3/12/19	SEK	1,505,000	263,509
			668,234
SWITZERLAND — 0.1%
Switzerland Government Bond, 3.75%, 6/10/15	CHF	305,000	376,576
Switzerland Government Bond, 2.00%, 4/28/21	CHF	150,000	180,404
			556,980
UNITED KINGDOM — 1.2%
Government of United Kingdom, 5.00%, 3/7/12	GBP	15,000	23,820
Government of United Kingdom, 5.00%, 9/7/14	GBP	425,000	747,506
Government of United Kingdom, 4.00%, 9/7/16	GBP	505,000	898,026
Government of United Kingdom, 4.50%, 3/7/19	GBP	495,000	920,585
Government of United Kingdom, 3.75%, 9/7/19	GBP	315,000	557,970
Government of United Kingdom, 8.00%, 6/7/21	GBP	69,000	161,954
Government of United Kingdom, 3.75%, 9/7/21	GBP	335,000	591,630
Government of United Kingdom, 4.25%, 6/7/32	GBP	180,000	338,502
Government of United Kingdom, 4.25%, 3/7/36	GBP	660,000	1,258,799
Government of United Kingdom, 4.50%, 12/7/42	GBP	580,000	1,167,737
			6,666,529
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $33,190,332)			34,878,880

36

Shares/ Principal Amount	Value
Commercial Paper(5) — 2.8%
Austin, TX, 0.213%, 1/17/12(2)	$2,600,000	$2,600,000
Chicago, IL, 0.436%, 2/2/12	1,656,000	1,654,890
Crown Point Capital Co. LLC, 0.233%, 12/15/11(2)(3)	2,000,000	1,999,858
Govco LLC, 0.345%, 1/20/12(2)(3)	2,000,000	1,999,173
Legacy Capital Co., 0.233%, 12/15/11(2)(3)	2,000,000	1,999,858
Lexington Parker Capital, 0.233%, 12/15/11(2)(3)	2,000,000	1,999,817
Salvation Army (The), 0.01%, 4/4/12(2)	1,150,000	1,150,196
Toyota Motor Credit Corp., 0.355%, 2/17/12(2)	2,000,000	1,999,162
TOTAL COMMERCIAL PAPER (Cost $15,401,043)		15,402,954
U.S. Government Agency Securities — 2.5%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.2%
FNMA, 5.375%, 6/12/17(2)	5,500,000	6,619,173
GOVERNMENT-BACKED CORPORATE BONDS(6) — 1.3%
Bank of America Corp., VRN, 0.73%, 1/30/12(2)	2,400,000	2,405,650
Citigroup Funding, Inc., VRN, 0.76%, 1/30/12(2)	2,500,000	2,505,585
Morgan Stanley, VRN, 0.70%, 12/20/11(2)	2,500,000	2,508,912
		7,420,147
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,269,077)		14,039,320
Municipal Securities — 2.2%
Alameda County Industrial Development Authority (Pacific Paper Tube), VRDN, 0.21%, 1/3/12 (LOC: Wells Fargo Bank N.A.)(2)	1,975,000	1,975,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)	65,000	83,308
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)	130,000	166,842
California GO, (Building Bonds), 7.30%, 10/1/39(2)	80,000	95,087
California GO, (Building Bonds), 7.60%, 11/1/40(2)	25,000	30,103
Columbus Development Auth. Industrial Rev., (Litho-Krome), VRDN, 0.48%, 12/1/11 (LOC: Bank of America N.A.)(2)	2,500,000	2,500,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	350,000	314,093
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	55,000	57,226
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(2)	190,000	240,337
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	80,000	92,489
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	55,000	66,973
Michigan Strategic Fund Ltd. Obligation (Orchestra Place), VRDN, 0.49%, 12/7/11 (LOC: Bank of America N.A.)(2)	1,700,000	1,700,000
Monroe County Development Auth. Rev., (Power Company Scherer Project), VRDN, 0.19%, 12/1/11(2)	2,040,000	2,040,000
Municipal Electric Auth. of Georgia Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(2)	85,000	87,995
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	100,000	138,320
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	75,000	101,121
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(2)	80,000	98,918
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/11(2)	70,000	71,175

37

Shares/ Principal Amount	Value
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	$110,000	$121,898
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.26%, 12/15/11 (LOC: FNMA)(2)	895,000	895,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	70,000	85,684
Port Auth. of New York & New Jersey Rev., 4.93%, 10/1/51(2)	50,000	50,443
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	175,000	203,766
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	180,000	210,020
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	95,000	103,784
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	150,000	171,816
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	105,000	122,798
Texas GO, (Building Bonds), 5.52%, 4/1/39(2)	150,000	179,721
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(2)	170,000	194,929
TOTAL MUNICIPAL SECURITIES (Cost $11,814,131)		12,198,846
Commercial Mortgage-Backed Securities(4) — 1.6%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(2)	350,000	367,421
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/10/11(2)	250,000	275,366
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/10/11(2)	250,000	263,038
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 12/10/11(2)	218,682	225,264
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 12/10/11(2)	150,000	150,833
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/10/11(2)	300,000	323,372
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/10/11(2)	752,000	801,776
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	400,000	422,571
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	1,225,000	1,305,193
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(2)	575,000	606,626
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(2)	600,000	635,551

38

Shares/ Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.50%, 12/15/11(2)	$250,000	$269,483
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	600,000	631,271
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4 SEQ, VRN, 5.20%, 12/15/11(2)	200,000	219,758
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 12/15/11(2)	350,000	370,653
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	225,000	235,916
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	126,144	126,978
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A3 SEQ, 4.72%, 1/15/41(2)	36,301	36,459
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(2)	158,532	160,319
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(2)	650,000	698,024
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 12/15/11(2)	735,454	746,167
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,719,331)		8,872,039
Collateralized Mortgage Obligations(4) — 0.3%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(2)	1,400,000	1,527,817
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.66%, 12/25/11(2)	102,302	102,479
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,458,353)		1,630,296
Exchange-Traded Funds — 0.2%
iShares Russell 2000 Index Fund	1,434	105,700
iShares Russell Midcap Value Index Fund	26,300	1,135,108
iShares S&P SmallCap 600 Index Fund	490	33,168
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,225,671)		1,273,976
Convertible Preferred Stocks†
INSURANCE†
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	1,055	56,495
LEISURE EQUIPMENT AND PRODUCTS†
Callaway Golf Co., Series B, 7.50%	101	9,747
MEDIA†
LodgeNet Interactive Corp., 10.00%(3)	7	5,539
REAL ESTATE INVESTMENT TRUSTS (REITs)†
Entertainment Properties Trust, Series E, 9.00%	320	8,470
Lexington Realty Trust, Series C, 6.50%	169	7,159
		15,629
TOBACCO†
Universal Corp., 6.75%	11	11,979
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $107,151)		99,389

39

	Shares	Value
Preferred Stocks†
REAL ESTATE INVESTMENT TRUSTS (REITs)†
DuPont Fabros Technology, Inc., Series A, 7.875%	311	$7,781
Inland Real Estate Corp., Series A, 8.125%	242	5,953
National Retail Properties, Inc., Series C, 7.375%	622	15,557
PS Business Parks, Inc., Series O, 7.375%	248	6,262
TOTAL PREFERRED STOCKS (Cost $35,121)		35,553
Temporary Cash Investments — 3.5%
SSgA U.S. Government Money Market Fund (Cost $19,485,410)	19,485,410	$19,485,410
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $500,615,990)		553,515,034
OTHER ASSETS AND LIABILITIES — 0.2%		1,297,778
TOTAL NET ASSETS — 100.0%		$554,812,812

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
20,922	AUD for EUR	Westpac Group	1/27/12	$21,378	$(672)
219,980	CAD for EUR	Barclays Bank plc	1/27/12	215,380	(5,318)
55,000	CHF for EUR	UBS AG	1/27/12	60,296	(2,360)
89,000	CHF for EUR	Deutsche Bank	1/27/12	97,571	(2,864)
296,000	CZK for EUR	Deutsche Bank	1/27/12	15,692	(777)
401,000	CZK for EUR	Deutsche Bank	1/27/12	21,258	(1,053)
533,000	DKK for EUR	UBS AG	1/27/12	96,397	(1,026)
75,552	GBP for EUR	Barclays Bank plc	1/27/12	118,475	(3,005)
4,000,000	JPY for EUR	HSBC Holdings plc	1/27/12	51,639	475
160,000	NOK for EUR	HSBC Holdings plc	1/27/12	27,633	(1,097)
39,000	NZD for EUR	HSBC Holdings plc	1/27/12	30,333	(1,209)
98,000	SEK for EUR	HSBC Holdings plc	1/27/12	14,444	(592)
48,000	SGD for EUR	HSBC Holdings plc	1/27/12	37,454	(799)
1,378,278	JPY for CAD	UBS AG	1/27/12	17,793	164
64,542	AUD for USD	Westpac Group	1/27/12	65,948	(885)
8,000	AUD for USD	Westpac Group	1/27/12	8,174	(9)
6,000	CHF for USD	UBS AG	1/27/12	6,578	(180)
3,085,000	CZK for USD	Deutsche Bank	1/27/12	163,543	(8,510)
1,530,533	EUR for USD	Deutsche Bank	1/27/12	2,057,688	(66,156)
415,000	EUR for USD	HSBC Holdings plc	1/27/12	557,937	3,654
75,768	GBP for USD	HSBC Holdings plc	1/27/12	118,813	(2,306)
108,000	GBP for USD	HSBC Holdings plc	1/27/12	169,357	1,867
89,000	HKD for USD	Westpac Group	1/27/12	11,460	8
37,145,000	JPY for USD	HSBC Holdings plc	1/27/12	479,530	(1,130)
1,237,889,995	KRW for USD	HSBC Holdings plc	1/27/12	1,079,496	(4,946)
155,816,000	KRW for USD	HSBC Holdings plc	1/27/12	135,878	(3,193)
1,472,411	NOK for USD	UBS AG	1/27/12	254,297	(10,363)
232,500	NZD for USD	Westpac Group	1/27/12	180,829	(3,055)
110,000	SEK for USD	UBS AG	1/27/12	16,213	(328)
299,000	SGD for USD	HSBC Holdings plc	1/27/12	233,310	(3,565)
17,311,000	TWD for USD	HSBC Holdings plc	1/30/12	571,612	(4,960)
2,390,000	TWD for USD	HSBC Holdings plc	1/30/12	78,918	(1,229)
				$7,015,324	$(125,419)
(Value on Settlement Date $7,140,743)

40

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
15,787	EUR for AUD	Westpac Group	1/27/12	$21,224	$826
159,350	EUR for CAD	Barclays Bank plc	1/27/12	214,235	6,463
45,386	EUR for CHF	UBS AG	1/27/12	61,017	1,639
72,044	EUR for CHF	Deutsche Bank	1/27/12	96,858	3,577
11,930	EUR for CZK	Deutsche Bank	1/27/12	16,039	430
16,026	EUR for CZK	Deutsche Bank	1/27/12	21,546	764
71,645	EUR for DKK	UBS AG	1/27/12	96,321	1,102
87,809	EUR for GBP	Barclays Bank plc	1/27/12	118,053	3,427
37,248	EUR for JPY	HSBC Holdings plc	1/27/12	50,077	1,087
20,704	EUR for NOK	HSBC Holdings plc	1/27/12	27,835	895
22,685	EUR for NZD	HSBC Holdings plc	1/27/12	30,498	1,043
10,837	EUR for SEK	HSBC Holdings plc	1/27/12	14,570	467
27,658	EUR for SGD	HSBC Holdings plc	1/27/12	37,184	1,069
18,000	CAD for JPY	UBS AG	1/27/12	17,624	6
866,004	CAD for USD	UBS AG	12/30/11	848,458	(20,744)
26,312	CAD for USD	UBS AG	12/30/11	25,779	(277)
134,714	CAD for USD	Barclays Bank plc	1/27/12	131,897	2,390
479,719	CHF for USD	UBS AG	1/27/12	525,915	18,923
810,579	DKK for USD	UBS AG	1/27/12	146,600	4,183
68,000	DKK for USD	UBS AG	1/27/12	12,298	201
1,013,625	DKK for USD	UBS AG	1/27/12	183,322	5,888
158,000	EUR for USD	HSBC Holdings plc	1/27/12	212,419	6,093
50,000	EUR for USD	Westpac Group	1/27/12	67,221	1,038
259,759	EUR for USD	UBS AG	12/30/11	349,136	(4,190)
335,624	EUR for USD	UBS AG	12/30/11	451,104	(5,414)
10,504	EUR for USD	UBS AG	12/30/11	14,118	(122)
8,060	EUR for USD	UBS AG	12/30/11	10,833	(4)
10,380	EUR for USD	UBS AG	12/30/11	13,952	(5)
352,496	GBP for USD	Credit Suisse AG	12/30/11	552,889	(7,252)
96,454	GBP for USD	UBS AG	1/27/12	151,252	321
19,876,872	JPY for USD	Westpac Group	1/27/12	256,604	5,330
49,556,002	KRW for USD	HSBC Holdings plc	1/27/12	43,215	312
30,000	NOK for USD	UBS AG	1/27/12	5,181	93
271,503	SEK for USD	Barclays Bank plc	1/27/12	40,017	1,237
				$4,865,291	$30,796
(Value on Settlement Date $4,896,087)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
2	S&P 500 E-Mini	December 2011	$124,600	$3,672

41

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
CVA = Certificaten Van Aandelen
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
HKD = Hong Kong Dollar
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
LOC = Letter of Credit
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $125,000.

(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $14,303,788, which represented 2.6% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The rate indicated is the yield to maturity at purchase.

(6)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

42

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $500,615,990)	$553,515,034
Foreign currency holdings, at value (cost of $27,052)	27,027
Deposits with broker for futures contracts	8,000
Receivable for investments sold	2,124,304
Receivable for capital shares sold	730,219
Receivable for variation margin on futures contracts	4,950
Unrealized gain on forward foreign currency exchange contracts	74,972
Dividends and interest receivable	2,680,003
559,164,509

Liabilities
Payable for investments purchased	1,969,881
Payable for capital shares redeemed	1,694,609
Unrealized loss on forward foreign currency exchange contracts	169,595
Accrued management fees	439,949
Distribution and service fees payable	77,663
4,351,697

Net Assets	$554,812,812

Net Assets Consist of:
Capital (par value and paid-in surplus)	$503,877,698
Undistributed net investment income	1,870,644
Accumulated net realized loss	(3,750,092)
Net unrealized appreciation	52,814,562
$554,812,812

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$229,956,595	41,076,840	$5.60
Institutional Class, $0.01 Par Value	$64,086,290	11,440,743	$5.60
A Class, $0.01 Par Value	$213,039,137	38,075,773	$5.60*
B Class, $0.01 Par Value	$4,161,628	744,457	$5.59
C Class, $0.01 Par Value	$32,204,767	5,760,032	$5.59
R Class, $0.01 Par Value	$11,364,395	2,032,432	$5.59
*Maximum offering price $5.94 (net asset value divided by 0.9425)

See Notes to Financial Statements.

43

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $82,884)	$5,387,023
Interest (net of foreign taxes withheld of $90)	9,874,558
15,261,581

Expenses:
Management fees	5,431,852
Distribution and service fees:
A Class	537,955
B Class	44,964
C Class	313,619
R Class	57,671
Directors’ fees and expenses	35,927
Other expenses	877
6,422,865

Net investment income (loss)	8,838,716

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	27,989,029
Futures contract transactions	195,752
Swap agreement transactions	3,722
Foreign currency transactions	143,438
28,331,941

Change in net unrealized appreciation (depreciation) on:
Investments	(6,527,897)
Futures contracts	(31,486)
Translation of assets and liabilities in foreign currencies	(22,317)
(6,581,700)

Net realized and unrealized gain (loss)	21,750,241

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,588,957

See Notes to Financial Statements.

44

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$8,838,716	$8,869,714
Net realized gain (loss)	28,331,941	32,356,800
Change in net unrealized appreciation (depreciation)	(6,581,700)	(6,543,580)
Net increase (decrease) in net assets resulting from operations	30,588,957	34,682,934

Distributions to Shareholders
From net investment income:
Investor Class	(4,038,387)	(3,799,235)
Institutional Class	(1,166,210)	(1,773,265)
A Class	(3,188,602)	(3,072,237)
B Class	(32,815)	(34,414)
C Class	(227,764)	(196,956)
R Class	(141,452)	(112,117)
Decrease in net assets from distributions	(8,795,230)	(8,988,224)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(12,947,128)	(87,972,991)

Net increase (decrease) in net assets	8,846,599	(62,278,281)

Net Assets
Beginning of period	545,966,213	608,244,494
End of period	$554,812,812	$545,966,213

Undistributed net investment income	$1,870,644	$1,480,130

See Notes to Financial Statements.

45

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

46

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

47

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

48

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2011 totaled $396,654,055, of which $85,436,130 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 totaled $405,004,363, of which $75,129,868 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		350,000,000
Sold	8,151,232	$45,613,375	8,215,788	$42,819,608
Issued in reinvestment of distributions	704,932	3,922,199	704,960	3,673,713
Redeemed	(10,485,410)	(58,842,272)	(10,007,785)	(51,834,793)
	(1,629,246)	(9,306,698)	(1,087,037)	(5,341,472)
Institutional Class/Shares Authorized	100,000,000		150,000,000
Sold	3,394,724	19,004,193	5,276,016	27,425,181
Issued in reinvestment of distributions	207,720	1,155,997	338,829	1,763,916
Redeemed	(2,798,119)	(15,636,116)	(19,609,643)	(100,371,843)
	804,325	4,524,074	(13,994,798)	(71,182,746)
A Class/Shares Authorized	200,000,000		225,000,000
Sold	10,459,603	58,424,464	9,916,483	51,488,661
Issued in reinvestment of distributions	561,824	3,126,472	580,269	3,024,365
Redeemed	(12,474,355)	(69,902,184)	(12,850,652)	(66,928,528)
	(1,452,928)	(8,351,248)	(2,353,900)	(12,415,502)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	48,135	266,758	34,998	180,535
Issued in reinvestment of distributions	5,364	29,921	5,711	29,762
Redeemed	(192,403)	(1,074,633)	(208,233)	(1,092,724)
	(138,904)	(777,954)	(167,524)	(882,427)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,578,671	8,828,237	1,493,675	7,743,898
Issued in reinvestment of distributions	35,769	199,655	32,410	168,957
Redeemed	(1,305,861)	(7,297,500)	(1,828,643)	(9,495,854)
	308,579	1,730,392	(302,558)	(1,582,999)
R Class/Shares Authorized	25,000,000		25,000,000
Sold	954,141	5,359,491	1,228,422	6,377,100
Issued in reinvestment of distributions	25,348	141,060	21,451	111,926
Redeemed	(1,117,482)	(6,266,245)	(586,471)	(3,056,871)
	(137,993)	(765,694)	663,402	3,432,155
Net increase (decrease)	(2,246,167)	$(12,947,128)	(17,242,415)	$(87,972,991)

49

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$209,530,049	—	—
Foreign Common Stocks	6,983,958	$35,916,009	—
U.S. Treasury Securities	—	88,215,956	—
Corporate Bonds	—	52,877,172	—
U.S. Government Agency Mortgage-Backed Securities	—	52,075,227	—
Sovereign Governments and Agencies	—	34,878,880	—
Commercial Paper	—	15,402,954	—
U.S. Government Agency Securities	—	14,039,320	—
Municipal Securities	—	12,198,846	—
Commercial Mortgage-Backed Securities	—	8,872,039	—
Collateralized Mortgage Obligations	—	1,630,296	—
Exchange-Traded Funds	1,273,976	—	—
Convertible Preferred Stocks	—	99,389	—
Preferred Stocks	—	35,553	—
Temporary Cash Investments	19,485,410	—	—
Total Value of Investment Securities	$237,273,393	$316,241,641	—

Other Financial Instruments
Futures Contracts	$3,672	—	—
Forward Foreign Currency Exchange Contracts	—	$(94,623)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$3,672	$(94,623)	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout part of the period and liquidated the position in August 2011.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund frequently utilized equity price risk derivative instruments throughout the reporting period though the amounts held at period end as disclosed on the Schedule of Investments were lower than the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period the fund regularly held interest rate risk derivative instruments though none were held at period end.

Value of Derivative Instruments as of November 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	$4,950	Payable for variation margin on futures contracts	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	74,972	Unrealized loss on forward foreign currency exchange contracts	$169,595
		$79,922		$169,595

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$3,722	Change in net unrealized appreciation (depreciation) on swap agreements	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	21,173	Change in net unrealized appreciation (depreciation) on futures contracts	$(18,801)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(691)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(25,253)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	174,579	Change in net unrealized appreciation (depreciation) on futures contracts	(12,685)
		$198,783		$(56,739)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

On December 20, 2011, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 19, 2011 of $0.0978 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

On December 27, 2011, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 23, 2011:

Investor	Institutional	A	B	C	R
$0.0268	$0.0299	$0.0229	$0.0113	$0.0113	$0.0191

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$8,795,230	$8,988,224
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$513,954,635
Gross tax appreciation of investments	$50,087,143
Gross tax depreciation of investments	(10,526,744)
Net tax appreciation (depreciation) of investments	$39,560,399
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$7,375
Other book-to-tax adjustments	(392,752)
Net tax appreciation (depreciation)	$39,175,022
Undistributed ordinary income	$1,866,039
Accumulated long-term gains	$9,894,053

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)		Net Assets, End of Period (in thousands)
Investor Class
2011	$5.39	0.10	0.21	0.31	(0.10)	—	(0.10)	$5.60	5.71%	1.00%	1.73%	78%	$229,957
2010	$5.13	0.09	0.26	0.35	(0.09)	—	(0.09)	$5.39	6.85%	1.00%	1.68%	74%	$230,058
2009	$4.47	0.10	0.66	0.76	(0.10)	—	(0.10)	$5.13	17.18%	1.00%	2.19%	128%	$224,600
2008	$5.98	0.14	(1.13)	(0.99)	(0.15)	(0.37)	(0.52)	$4.47	(17.93)%	0.99%	2.58%	168%	$190,824
2007	$5.84	0.16	0.31	0.47	(0.16)	(0.17)	(0.33)	$5.98	8.31%	0.99%	2.67%	172%	$303,358
Institutional Class
2011	$5.39	0.11	0.21	0.32	(0.11)	—	(0.11)	$5.60	5.92%	0.80%	1.93%	78%	$64,086
2010	$5.13	0.10	0.26	0.36	(0.10)	—	(0.10)	$5.39	7.06%	0.80%	1.88%	74%	$57,330
2009	$4.47	0.11	0.66	0.77	(0.11)	—	(0.11)	$5.13	17.41%	0.80%	2.39%	128%	$126,394
2008	$5.98	0.15	(1.13)	(0.98)	(0.16)	(0.37)	(0.53)	$4.47	(17.76)%	0.79%	2.78%	168%	$120,336
2007	$5.85	0.17	0.30	0.47	(0.17)	(0.17)	(0.34)	$5.98	8.34%	0.79%	2.87%	172%	$160,230
A Class(3)
2011	$5.38	0.08	0.22	0.30	(0.08)	—	(0.08)	$5.60	5.64%	1.25%	1.48%	78%	$213,039
2010	$5.13	0.07	0.25	0.32	(0.07)	—	(0.07)	$5.38	6.38%	1.25%	1.43%	74%	$212,820
2009	$4.47	0.09	0.65	0.74	(0.08)	—	(0.08)	$5.13	16.89%	1.25%	1.94%	128%	$214,683
2008	$5.98	0.12	(1.12)	(1.00)	(0.14)	(0.37)	(0.51)	$4.47	(18.13)%	1.24%	2.33%	168%	$186,277
2007	$5.84	0.14	0.31	0.45	(0.14)	(0.17)	(0.31)	$5.98	8.04%	1.24%	2.42%	172%	$176,001

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)		Net Assets, End of Period (in thousands)
B Class
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.67%	2.00%	0.73%	78%	$4,162
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$4,752
2009	$4.46	0.05	0.66	0.71	(0.05)	—	(0.05)	$5.12	16.05%	2.00%	1.19%	128%	$5,381
2008	$5.97	0.08	(1.12)	(1.04)	(0.10)	(0.37)	(0.47)	$4.46	(18.79)%	1.99%	1.58%	168%	$3,970
2007	$5.83	0.10	0.31	0.41	(0.10)	(0.17)	(0.27)	$5.97	7.25%	1.99%	1.67%	172%	$4,129
C Class
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.66%	2.00%	0.73%	78%	$32,205
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$29,329
2009	$4.46	0.05	0.66	0.71	(0.05)	—	(0.05)	$5.12	16.05%	2.00%	1.19%	128%	$29,468
2008	$5.97	0.08	(1.12)	(1.04)	(0.10)	(0.37)	(0.47)	$4.46	(18.79)%	1.99%	1.58%	168%	$18,626
2007	$5.83	0.10	0.31	0.41	(0.10)	(0.17)	(0.27)	$5.97	7.25%	1.99%	1.67%	172%	$15,954
R Class
2011	$5.38	0.07	0.21	0.28	(0.07)	—	(0.07)	$5.59	5.19%	1.50%	1.23%	78%	$11,364
2010	$5.12	0.06	0.26	0.32	(0.06)	—	(0.06)	$5.38	6.32%	1.50%	1.18%	74%	$11,677
2009	$4.46	0.08	0.65	0.73	(0.07)	—	(0.07)	$5.12	16.63%	1.50%	1.69%	128%	$7,718
2008	$5.97	0.11	(1.13)	(1.02)	(0.12)	(0.37)	(0.49)	$4.46	(18.38)%	1.49%	2.08%	168%	$2,052
2007	$5.84	0.13	0.30	0.43	(0.13)	(0.17)	(0.30)	$5.97	7.60%	1.49%	2.17%	172%	$961

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

56

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

58

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

61

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

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Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

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Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For corporate taxpayers, the fund hereby designates $3,863,735, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2011 as qualified for the corporate dividends received deduction.

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Notes

67

Notes

68

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74143   1201

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, James A. Olson and Andrea C. Hall are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $78,039
FY 2011:                    $75,400

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $59,174
FY 2011:                    $67,680

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 27, 2012

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 27, 2012